UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4108
Oppenheimer Variable Account Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices)   (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 06/30/2009

Item 1.  Reports to Stockholders.
June 30, 2009 Oppenheimer MidCap Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMIANNUAL REPORT Investment Strategy Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER MIDCAP FUND/VA
Fund Objective. The Fund seeks capital appreciation by investing in “growth type” companies.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	7.59%
Service Shares	7.44
Average Annual Total Returns
For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	-39.36%	-6.02%	-3.82%

			Since
			Inception
	1-Year	5-Year	(10/16/00)

Service Shares	-39.52%	-6.29%	-11.17%
Expense Ratios
For the Fiscal Year Ended 12/31/08

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	0.81%	0.71%
Service Shares	1.05	0.96
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year. The net expense ratios take into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Rovi Corp.	2.7%
Edwards Lifesciences Corp.	2.6
Cablevision Systems Corp. New York Group, Cl. A	2.6
Amphenol Corp., Cl. A	2.4
Ansys, Inc.	2.2
Equinix, Inc.	2.1
Alexion Pharmaceuticals, Inc.	2.1
Affiliated Managers Group, Inc.	2.0
C.H. Robinson Worldwide, Inc.	2.0
NuVasive, Inc.	1.9
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
2 | OPPENHEIMER MIDCAP FUND/VA

Narrative by Ronald J. Zibelli, Jr., Portfolio Manager1
Oppenheimer MidCap Fund/VA’s Non-Service shares returned 7.59% for the six-month period ended June 30, 2009, compared to the Russell Midcap Growth® Index (“the Index”), which returned 16.61%. The Fund’s underperformance relative to the Index can be primarily attributed to a strong market advance beginning in early March through period end, which was led by lower-quality stocks. This caused the Fund to underperform during this period, since our investment process typically emphasizes higher-quality companies.
     The Fund’s weakest performing sectors versus the Index were in the consumer discretionary, industrials and health care sectors. Relative Fund performance was primarily hurt by weaker stock selection than the Index in the consumer discretionary sector. The Fund was overweight compared to the Index in a few securities that suffered during the reporting period, including Burger King Holdings, Inc., New Oriental Education & Technology Group, Inc. (which we exited), Strayer Education, Inc. and DeVry, Inc.
     Within industrials, the Fund was overweight the commercial services and supplies subsector, which hurt relative results. Within this subsector, Stericycle, Inc., Clean Harbors, Inc. and Waste Connections, Inc. had a rocky reporting period and detracted from relative Fund performance. Within the health care sector, a few performance detractors included Cephalon, Inc., C.R. Bard, Inc. (which we exited) and Shire Ltd.
     The Fund outperformed the Index in the utilities sector due to its underweight position, and the energy sector, due to better relative stock selection. There were also a number of individual holdings that contributed to performance during the reporting period. Top performing securities included information technology companies Rovi Corp. (formerly Macrovision Solutions Corp.) and Equinix, Inc. Rovi, the Fund’s largest equity holding at period end, is a global company which focuses on digital entertainment technology solutions. Other top contributors to Fund performance included energy companies Petrohawk Energy Corp., Range Resources Corp. and IHS, Inc.; and within financials, Affiliated Managers Group, Inc. The Fund’s overweight position to each of these holdings benefited performance relative to the Index, as they performed well over the reporting period amidst a rallying stock market and market optimism over the recessionary period coming to a close sooner than expected.
     At the end of the reporting period, the Fund was overweight versus the Index in the energy, financials, health care, industrials, information technology and telecommunication services sectors, and was underweight in the consumer discretionary, consumer staples, materials, and utilities sectors.
     Mid-cap stocks tend to be more sensitive to changes in earnings expectations, and tend to have lower trading volumes than large-cap securities, and therefore they may experience more abrupt and erratic price movements.

1.	Effective November 17, 2008.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
3 | OPPENHEIMER MIDCAP FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2009	June 30, 2009	June 30, 2009

Actual
Non-Service shares	$1,000.00	$1,075.90	$3.56
Service shares	1,000.00	1,074.40	5.00

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.37	3.46
Service shares	1,000.00	1,019.98	4.87
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service shares	0.69%
Service shares	0.97
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
4 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Shares	Value

Common Stocks—94.7%
Consumer Discretionary—15.2%
Diversified Consumer Services—1.7%
DeVry, Inc.	54,410	$2,722,676
Strayer Education, Inc.	26,400	5,758,104

		8,480,780

Hotels, Restaurants & Leisure—3.8%
Burger King Holdings, Inc.	349,100	6,028,957
Chipotle Mexican Grill, Inc., Cl. A1	45,630	3,650,400
Darden Restaurants, Inc.	132,970	4,385,351
Penn National Gaming, Inc.[1]	165,400	4,814,794

		18,879,502

Media—3.4%
Cablevision Systems Corp. New York Group, Cl. A	647,080	12,559,823
Liberty Media Corp.- Entertainment, Series A1	152,800	4,087,400

		16,647,223

Multiline Retail—1.5%
Dollar Tree, Inc.[1]	169,150	7,121,215
Specialty Retail—3.5%
Aeropostale, Inc.[1]	68,600	2,350,922
GameStop Corp., Cl. A1	227,100	4,998,471
O’Reilly Automotive, Inc.[1]	130,480	4,968,678
Urban Outfitters, Inc.[1]	230,280	4,805,944

		17,124,015

Textiles, Apparel & Luxury Goods—1.3%
Polo Ralph Lauren Corp., Cl. A	118,240	6,330,570
Consumer Staples—0.4%
Beverages—0.4%
Hansen Natural Corp.[1]	60,300	1,858,446
Energy—8.7%
Energy Equipment & Services—3.9%
Cameron International Corp.[1]	206,150	5,834,045
Core Laboratories NV	27,000	2,353,050
IHS, Inc., Cl. A1	175,880	8,771,136
Oceaneering International, Inc.[1]	51,600	2,332,320

		19,290,551

Oil, Gas & Consumable Fuels—4.8%
Concho Resources, Inc.[1]	238,850	6,852,607
Petrohawk Energy Corp.[1]	384,500	8,574,350
Range Resources Corp.	189,046	7,828,395

		23,255,352

Financials—10.4%
Capital Markets—5.1%
Affiliated Managers Group, Inc.[1]	170,060	9,895,791
Greenhill & Co., Inc.	35,200	2,541,792
Jefferies Group, Inc.[1]	282,000	6,015,060
Waddell & Reed Financial, Inc., Cl. A	258,900	6,827,193

		25,279,836

Diversified Financial Services—2.3%
IntercontinentalExchange, Inc.[1]	32,280	3,687,667
MSCI, Inc., Cl. A1	318,110	7,774,608

		11,462,275

Insurance—1.3%
Fidelity National Financial, Inc., Cl. A	185,550	2,510,492
RenaissanceRe Holdings Ltd.	78,960	3,674,798

		6,185,290

Real Estate Investment Trusts—1.0%
Digital Realty Trust, Inc.	132,800	4,760,880
Thrifts & Mortgage Finance—0.7%
Hudson City Bancorp, Inc.	265,130	3,523,578
Health Care—16.9%
Biotechnology—4.2%
Alexion Pharmaceuticals, Inc.[1]	247,300	10,168,976
Cephalon, Inc.[1]	101,030	5,723,350
Myriad Genetics, Inc.[1]	121,150	4,318,998
Myriad Pharmaceuticals, Inc.[1]	30,287	140,835

		20,352,159

Health Care Equipment & Supplies—6.2%
Edwards Lifesciences Corp.[1]	187,270	12,739,978
Haemonetics Corp.[1]	66,910	3,813,870
IDEXX Laboratories, Inc.[1]	102,440	4,732,728
NuVasive, Inc.[1]	205,600	9,169,760

		30,456,336

Health Care Providers & Services—2.1%
MEDNAX, Inc.[1]	93,200	3,926,516
Schein (Henry), Inc.[1]	132,370	6,347,142

		10,273,658

Life Sciences Tools & Services—2.8%
Covance, Inc.[1]	100,320	4,935,744
Illumina, Inc.[1]	228,001	8,878,359

		13,814,103
F1 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Pharmaceuticals—1.6%
Perrigo Co.	155,210	$4,311,734
Shire Ltd., ADR	85,500	3,546,540

		7,858,274

Industrials—14.8%
Aerospace & Defense—1.4%
Curtiss-Wright Corp.	101,940	3,030,676
Rockwell Collins, Inc.	98,600	4,114,578

		7,145,254

Air Freight & Logistics—3.0%
C.H. Robinson Worldwide, Inc.	187,480	9,777,082
Expeditors International of Washington, Inc.	155,300	5,177,702

		14,954,784

Commercial Services & Supplies—5.8%
Clean Harbors, Inc.[1]	75,800	4,092,442
Copart, Inc.[1]	150,780	5,227,543
FTI Consulting, Inc.[1]	110,440	5,601,517
Stericycle, Inc.[1]	159,722	8,230,475
Waste Connections, Inc.[1]	198,100	5,132,771

		28,284,748

Construction & Engineering—2.4%
Quanta Services, Inc.[1]	281,310	6,506,700
URS Corp.[1]	103,270	5,113,930

		11,620,630

Electrical Equipment—0.7%
Regal-Beloit Corp.	88,800	3,527,136
Machinery—1.5%
Bucyrus International, Inc., Cl. A	135,700	3,875,592
Flowserve Corp.	47,600	3,322,956

		7,198,548

Information Technology—22.0%
Communications Equipment—0.8%
Brocade Communications Systems, Inc.[1]	500,000	3,910,000
Computers & Peripherals—1.7%
NetApp, Inc.[1]	417,470	8,232,508
Electronic Equipment & Instruments—3.2%
Amphenol Corp., Cl. A	371,710	11,760,904
FLIR Systems, Inc.[1]	180,540	4,072,982

		15,833,886

Internet Software & Services—2.9%
Baidu, Inc., ADR[1]	12,500	3,763,625
Equinix, Inc.[1]	142,483	10,364,213

		14,127,838

IT Services—3.5%
Cognizant Technology Solutions Corp.[1]	322,410	8,608,347
SAIC, Inc.[1]	458,390	8,503,135

		17,111,482

Semiconductors & Semiconductor Equipment—2.0%
Lam Research Corp.[1]	182,820	4,753,320
MEMC Electronic Materials, Inc.[1]	299,310	5,330,711

		10,084,031

Software—7.9%
Ansys, Inc.[1]	344,830	10,744,903
FactSet Research Systems, Inc.	123,480	6,157,948
Rovi Corp.[1]	597,459	13,030,581
Salesforce.com, Inc.[1]	229,080	8,743,984

		38,677,416

Materials—3.5%
Chemicals—2.8%
Airgas, Inc.	99,200	4,020,576
Intrepid Potash, Inc.[1]	108,570	3,048,646
Lubrizol Corp. (The)	142,020	6,718,966

		13,788,188

Metals & Mining—0.7%
Steel Dynamics, Inc.	230,200	3,390,846
Telecommunication Services—2.1%
Wireless Telecommunication Services—2.1%
American Tower Corp.[1]	179,780	5,668,463
SBA Communications Corp.[1]	187,070	4,590,698

		10,259,161

Utilities—0.7%
Gas Utilities—0.7%
Questar Corp.	109,390	3,397,651

Total Common Stocks (Cost $458,481,242)		464,498,150

Investment Companies—3.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,4]	113,679	113,679
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[2,3]	17,970,886	17,970,886

Total Investment Companies (Cost $18,084,565)		18,084,565
Total Investments, at Value (Cost $476,565,807)	98.4%	482,582,715
Other Assets Net of Liabilities	1.6	8,014,521

Net Assets	100.0%	$490,597,236

F2 | OPPENHEIMER MIDCAP FUND/VA

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2009.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	28,742,391	105,096,342	115,867,847	17,970,886

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$17,970,886	$102,246

4.	Interest rate less than 0.0005%.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

			Level 3
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$74,583,305	$—	$—	$74,583,305
Consumer Staples	1,858,446	—	—	1,858,446
Energy	42,545,903	—	—	42,545,903
Financials	51,211,859	—	—	51,211,859
Health Care	82,754,530	—	—	82,754,530
Industrials	72,731,100	—	—	72,731,100
Information Technology	107,977,161	—	—	107,977,161
Materials	17,179,034	—	—	17,179,034
Telecommunication Services	10,259,161	—	—	10,259,161
Utilities	3,397,651	—	—	3,397,651
Investment Companies	18,084,565	—	—	18,084,565

Total Assets	$482,582,715	$—	$—	$482,582,715

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F3 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $458,594,921)	$464,611,829
Affiliated companies (cost $17,970,886)	17,970,886

482,582,715

Receivables and other assets:
Shares of beneficial interest sold	4,997,125
Investments sold	4,721,405
Dividends	121,122
Other	18,955

Total assets	492,441,322

Liabilities
Payables and other liabilities:
Investments purchased	1,484,551
Shares of beneficial interest redeemed	249,446
Transfer and shareholder servicing agent fees	40,113
Shareholder communications	26,357
Distribution and service plan fees	12,896
Trustees’ compensation	12,482
Other	18,241

Total liabilities	1,844,086

Net Assets	$490,597,236

Composition of Net Assets
Par value of shares of beneficial interest	$16,574
Additional paid-in capital	1,248,314,812
Accumulated net investment loss	(171,972)
Accumulated net realized loss on investments	(763,579,086)
Net unrealized appreciation on investments	6,016,908

Net Assets	$490,597,236

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $468,681,050 and 15,819,688 shares of beneficial interest outstanding)	$29.63
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $21,916,186 and 754,693 shares of beneficial interest outstanding)	$29.04
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Investment Income
Dividends:
Unaffiliated companies	$1,240,866
Affiliated companies	102,246
Interest	1,651

Total investment income	1,344,763

Expenses
Management fees	1,678,208
Distribution and service plan fees—Service shares	25,946
Transfer and shareholder servicing agent fees:
Non-Service shares	80,132
Service shares	6,922
Shareholder communications:
Non-Service shares	114,580
Service shares	5,386
Trustees’ compensation	11,487
Custodian fees and expenses	1,332
Other	21,081

Total expenses	1,945,074
Less waivers and reimbursements of expenses	(348,135)

Net expenses	1,596,939

Net Investment Loss	(252,176)

Realized and Unrealized Gain (Loss)
Net realized loss on investments from unaffiliated companies	(81,537,493)
Net change in unrealized appreciation on investments	115,057,276

Net Increase in Net Assets Resulting from Operations	$33,267,607

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER MIDCAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008
Operations
Net investment loss	$(252,176)	$(2,429,611)
Net realized loss	(81,537,493)	(219,835,993)
Net change in unrealized appreciation (depreciation)	115,057,276	(251,402,010)

Net increase (decrease) in net assets resulting from operations	33,267,607	(473,667,614)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(24,858,058)	(88,752,649)
Service shares	(1,448,168)	(3,655,383)

	(26,306,226)	(92,408,032)

Net Assets
Total increase (decrease)	6,961,381	(566,075,646)
Beginning of period	483,635,855	1,049,711,501

End of period (including accumulated net investment income (loss) of $(171,972) and $80,204, respectively)	$490,597,236	$483,635,855

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER MIDCAP FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$27.54	$54.07	$50.85	$49.39	$43.97	$36.71

Income (loss) from investment operations:
Net investment loss[1]	(.01)	(.13)	(.02)	(.02)	(.12)	(.15)
Net realized and unrealized gain (loss)	2.10	(26.40)	3.24	1.48	5.54	7.41

Total from investment operations	2.09	(26.53)	3.22	1.46	5.42	7.26

Net asset value, end of period	$29.63	$27.54	$54.07	$50.85	$49.39	$43.97

Total Return, at Net Asset Value[2]	7.59%	(49.07)%	6.33%	2.96%	12.33%	19.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$468,681	$461,684	$1,002,442	$1,054,809	$1,227,881	$1,209,459

Average net assets (in thousands)	$443,559	$754,170	$1,045,592	$1,135,831	$1,177,979	$1,124,874

Ratios to average net assets:[3]
Net investment loss	(0.10)%	(0.30)%	(0.04)%	(0.04)%	(0.26)%	(0.39)%
Total expenses	0.83%[4]	0.71%[4]	0.69%[4]	0.69%[4]	0.69%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.68%	0.69%	0.69%	0.69%	0.69%

Portfolio turnover rate	43%	78%	112%	56%	32%	53%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.83%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.69%
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER MIDCAP FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$27.03	$53.22	$50.19	$48.87	$43.64	$36.54
Income (loss) from investment operations:
Net investment loss[1]	(.05)	(.24)	(.17)	(.16)	(.25)	(.27)
Net realized and unrealized gain (loss)	2.06	(25.95)	3.20	1.48	5.48	7.37

Total from investment operations	2.01	(26.19)	3.03	1.32	5.23	7.10

Net asset value, end of period	$29.04	$27.03	$53.22	$50.19	$48.87	$43.64

Total Return, at Net Asset Value[2]	7.44%	(49.21)%	6.04%	2.70%	11.99%	19.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,916	$21,952	$47,270	$47,131	$36,551	$24,151

Average net assets (in thousands)	$20,929	$35,815	$49,421	$44,273	$28,798	$17,579

Ratios to average net assets:[3]
Net investment loss	(0.38)%	(0.57)%	(0.31)%	(0.33)%	(0.54)%	(0.68)%
Total expenses	1.11%[4]	0.98%[4]	0.96%[4]	0.97%[4]	0.97%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.95%	0.96%	0.97%	0.97%	0.99%

Portfolio turnover rate	43%	78%	112%	56%	32%	53%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	1.11%
Year Ended December 31, 2008	0.98%
Year Ended December 31, 2007	0.96%
Year Ended December 31, 2006	0.97%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer MidCap Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in “growth type” companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
F9 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2008, the Fund utilized $4,134,778 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $217,996,958 and unused capital loss carryforwards as follows:

Expiring

2009	$225,332,848
2010	230,224,822

Total	$455,557,670

As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $755,092,121 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or
F10 | OPPENHEIMER MIDCAP FUND/VA

decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$476,565,807

Gross unrealized appreciation	$41,617,572
Gross unrealized depreciation	(35,600,664)

Net unrealized appreciation	$6,016,908

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F11 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	452,606	$12,765,688	1,670,583	$61,944,000
Redeemed	(1,396,268)	(37,623,746)	(3,445,654)	(150,696,649)

Net decrease	(943,662)	$(24,858,058)	(1,775,071)	$(88,752,649)

Service Shares
Sold	69,113	$1,901,719	131,251	$5,180,963
Redeemed	(126,429)	(3,349,887)	(207,366)	(8,836,346)

Net decrease	(57,316)	$(1,448,168)	(76,115)	$(3,655,383)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$188,564,837	$195,654,936
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58
F12 | OPPENHEIMER MIDCAP FUND/VA

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $48,661 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.
     Effective September 1, 2008 through August 31, 2009 (the “waiver period”), the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth or fifth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day.
     Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund’s average annual net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements.
     During the six months ended June 30, 2009, the Manager waived $336,988 in advisory fees as a result of these voluntary arrangements. These voluntary undertakings may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $11,147 for IMMF management fees.
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant
F13 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continued
Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F14 | OPPENHEIMER MIDCAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
5 | OPPENHEIMER MIDCAP FUND/VA

OPPENHEIMER MIDCAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

June 30, 2009 Oppenheimer Balanced Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMIANNUAL REPORT Investment Strategy Discussion Listing of Top Holdings Listing of Investments Financial Statements OppenheimerFunds The Right Way to Invest

OPPENHEIMER BALANCED FUND/VA
Fund Objective. The Fund seeks high total investment return, which includes current income and capital appreciation.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	8.05%
Service Shares	8.00
Average Annual Total Returns
For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	-34.41%	-4.48%	0.12%

			Since
			Inception
	1-Year	5-Year	(5/1/02)

Service Shares	-34.52%	-4.71%	-1.49%
Expense Ratios
For the Fiscal Year Ended 12/31/08

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.86%	0.59%
Service Shares	1.10	0.84
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year. The net expense ratios take into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of investments.
Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	5.6%
Microsoft Corp.	3.4
Exxon Mobil Corp.	2.9
THQ, Inc.	2.6
Google, Inc., Cl. A	2.5
QUALCOMM, Inc.	2.2
Everest Re Group Ltd.	2.1
Research in Motion Ltd.	2.0
Chevron Corp.	1.8
Wells Fargo & Co.	1.6
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
2 | OPPENHEIMER BALANCED FUND/VA

Fund Performance Discussion
For the six-month period ended June 30, 2009, the Fund’s Non-Service shares returned 8.05%, outperforming its benchmarks, the S&P 500 Index, which returned 3.19% and the Barclays Capital Aggregate Bond Index, which returned 1.90%. The Fund’s relative outperformance was primarily due to its equity component’s performance versus the S&P 500 Index. In the second half of the reporting period, the Fund’s fixed-income component also provided alpha versus its benchmark, handily outperforming the Barclays Capital Aggregate Bond Index.
     The Fund’s equity component outperformed in eight of ten sectors versus the S&P 500 Index. Relative outperformance was strongest in the information technology sector, which was also the Fund’s largest sector weighting at period end, followed by significant outperformance in the health care and industrials sectors.
     Fund performance in the information technology sector was helped by both its relative overweight and successful stock selection. The top contributor to relative Fund performance in the sector was Research in Motion Ltd. The Canadian-based developer of mobile communications and wireless email products, including the BlackBerry smartphone, saw its stock price jump as year-over-year revenue growth, net income and sales of BlackBerry devices jumped in the 1st quarter of 2009. The Fund’s largest equity holding at period end, Take-Two Interactive Software, Inc., was the second largest contributor to relative Fund performance. Take-Two, a leading publisher and distributor of video games and video game peripherals, continues to be a leader in the video gaming space. THQ, Inc., another developer and publisher of video games, was the third largest contributor to relative Fund performance during the period and produced solid returns for the Fund. A few other notables included QUALCOMM, Inc., a leading manufacturer of the CDMA chip-technology that is used in 3G wireless communications, Google, Inc., Apple, Inc., eBay, Inc. and Microsoft Corp.
     The Fund outperformed the S&P 500 Index in the health care sector, where it had better relative stock selection. Within the sector, the two top contributors to Fund performance were pharmaceutical stocks Schering-Plough Corp. and Mylan, Inc. In the industrials sector, relative performance was aided by both the Fund’s stock selection and underweight position. Mining equipment manufacturer Joy Global, Inc. and commercial trucking manufacturer Navistar International Corp. were the top contributors to Fund performance within the sector.
     In terms of performance detractors, financials and consumer discretionary were the two sectors where the Fund’s equity component underperformed the S&P 500 Index for the reporting period. Stock selection within financials fared worse than the S&P 500 Index. Relative Fund performance was hurt by the Fund’s holdings in Julius Baer Holding AG, and we exited our position by period end. Stock selection in the consumer discretionary sector also detracted from Fund performance. In particular, Las Vegas Sands Corp. had a difficult reporting period and we exited our position in the security. Liberty Global, Inc. also detracted from relative Fund performance. We retained our holdings in Liberty Global as of period end.
     The Fund’s fixed-income component underperformed the Barclays Capital Aggregate Bond Index during the reporting period. In the first half of the reporting period, with the credit markets still “frozen” and suffering from the aftershocks of the financial disarray that occurred in the second half of 2008, the fixed-income component’s performance declined and underperformed its benchmark. An easing of credit conditions helped the Fund’s fixed-income component outpace the Barclays Capital Aggregate Bond Index in the second half of the period.
     Effective April 2009, Krishna Memani was named the head of OppenheimerFunds’ Investment Grade Fixed Income team and Mr. Memani and Peter Strzalkowski, another key member of the team, have been appointed as portfolio managers of the Fund’s fixed-income component. Since taking over the Fund’s fixed-income component, Messrs. Memani and Strzalkowski have transitioned the portfolio to a position they feel is suitable for market conditions existing as of period end. They believe that a core bond allocation should act as a “ballast” in a portfolio, providing competitive returns, while holding its value in a down market.
3 | OPPENHEIMER BALANCED FUND/VA

OPPENHEIMER BALANCED FUND/VA
     At period end, the portfolio has been positioned to source risk and return from a diversified set of factors. The Fund’s investments in the commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities (MBS) and investment grade financials sectors were reduced, while its investments in investment grade non-financials increased during the period. The Fund’s largest allocation within the MBS sector at period end was comprised mostly of agency mortgages.
     Please note that derivative instruments, securities whose values depend on the performance of an underlying security or asset, entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. Fixed income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund’s share prices can fall. The Fund invests in debt securities below investment grade, which may entail greater credit risks, as described in the prospectus. Mortgage-related securities have greater potential for loss when interest rates rise.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The performance data quoted represents past performance, which does not guarantee future results.
4 | OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2009	June 30, 2009	June 30, 2009

Non-Service Shares	$1,000.00	$1,080.50	$3.15

Service Shares	1,000.00	1,080.00	4.44

Hypothetical
(5% return before expenses)

Non-Service Shares	1,000.00	1,021.77	3.06

Service Shares	1,000.00	1,020.53	4.32
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service shares	0.61%

Service shares	0.86
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Shares	Value

Common Stocks—53.4%
Consumer Discretionary—4.6%
Media—4.6%
Cablevision Systems Corp. New York Group, Cl. A	193,360	$3,753,118
Cinemark Holdings, Inc.	2,100	23,772
Jupiter Telecommunications Co. Ltd.	4,088	3,106,260
Liberty Global, Inc., Series A1	128,838	2,047,236
Liberty Global, Inc., Series C1	85,760	1,355,866
National CineMedia, Inc.	40,660	559,482

		10,845,734

Consumer Staples—4.3%
Food & Staples Retailing—0.8%
Kroger Co. (The)	89,600	1,975,680
Food Products—1.4%
Nestle SA	87,780	3,305,837
Tobacco—2.1%
Altria Group, Inc.	83,010	1,360,534
Lorillard, Inc.	50,660	3,433,228

		4,793,762

Energy—4.7%
Oil, Gas & Consumable Fuels—4.7%
Chevron Corp.	64,600	4,279,750
Exxon Mobil Corp.	96,370	6,737,227

		11,016,977

Financials—5.4%
Commercial Banks—1.7%
Wells Fargo & Co.	158,100	3,835,506
Diversified Financial Services—1.1%
JPMorgan Chase & Co.	78,000	2,660,580
Insurance—2.6%
Assurant, Inc.	51,500	1,240,635
Everest Re Group Ltd.	68,430	4,897,535

		6,138,170

Health Care—7.2%
Biotechnology—1.4%
Amicus Therapeutics, Inc.[1]	95,449	1,092,891
Genzyme Corp. (General Division)[1]	13,400	745,978
Human Genome Sciences, Inc.[1]	256,420	733,361
Orexigen Therapeutics, Inc.[1]	153,170	785,762

		3,357,992

Health Care Equipment & Supplies—1.5%
Beckman Coulter, Inc.	32,120	1,835,337
Covidien plc	46,700	1,748,448

		3,583,785

Health Care Providers & Services—2.0%
Aetna, Inc.	87,140	2,182,857
Medco Health Solutions, Inc.[1]	53,320	2,431,925

		4,614,782

Pharmaceuticals—2.3%
Abbott Laboratories	48,410	2,277,206
Wyeth	69,000	3,131,910

		5,409,116

Industrials—2.7%
Aerospace & Defense—0.4%
Orbital Sciences Corp.[1]	65,404	992,179
Machinery—1.8%
Joy Global, Inc.	57,780	2,063,902
Navistar International Corp.[1]	46,350	2,020,860

		4,084,762

Trading Companies & Distributors—0.5%
Aircastle Ltd.	168,100	1,235,535
Information Technology—22.2%
Communications Equipment—4.2%
QUALCOMM, Inc.	113,360	5,123,872
Research in Motion Ltd.[1]	65,680	4,666,564

		9,790,436

Computers & Peripherals—1.2%
Apple, Inc.[1]	19,600	2,791,628
Electronic Equipment & Instruments—0.0%
CalAmp Corp.[1]	19	15
Internet Software & Services—3.6%
eBay, Inc.[1]	150,600	2,579,778
Google, Inc., Cl. A1	13,810	5,822,158

		8,401,936

Software—13.2%
Microsoft Corp.	338,700	8,050,899
Novell, Inc.[1]	337,980	1,531,049
Synopsys, Inc.[1]	114,640	2,236,626
Take-Two Interactive Software, Inc.	1,387,976	13,144,133
THQ, Inc.[1]	853,300	6,109,628

		31,072,335

Materials—1.8%
Chemicals—1.8%
Lubrizol Corp. (The)	60,140	2,845,223
Potash Corp. of Saskatchewan, Inc.	15,100	1,405,055

		4,250,278
F1 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Telecommunication Services—0.0%
Diversified Telecommunication Services—0.0%
XO Holdings, Inc.[1]	85	$26
Utilities—0.5%
Energy Traders—0.5%
NRG Energy, Inc.[1]	50,540	1,312,018

Total Common Stocks (Cost $135,393,040)		125,469,069

Preferred Stocks—3.6%
Mylan, Inc., 6.50% Cv., Non-Vtg.	4,800	4,134,720
Schering-Plough Corp., 6% Cv.	18,800	4,261,960

Total Preferred Stocks (Cost $5,743,030)		8,396,680

	Units

Rights, Warrants and Certificates—0.0%
XO Communications, Inc.:
Series A Wts., Strike Price $6.25, Exp. 1/16/10[1,2]	171	1
Series B Wts., Strike Price $7.50, Exp. 1/16/10[1,2]	128	—
Series C Wts., Strike Price $10, Exp. 1/16/10[1,2]	128	—

Total Rights, Warrants and Certificates (Cost $0)		1

	Principal
	Amount	Value

Asset-Backed Securities—2.4%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.794%, 5/25/34[3]	$830,484	$478,634
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	165,000	170,739
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	665,000	688,649
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	180,000	154,590
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.054%, 2/25/33[3]	18,836	8,079
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[3]	349,986	269,967
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[3]	203,211	148,230
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.434%, 6/25/47[3]	480,000	230,272
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, Cl. A2, 2.10%, 11/15/11	120,000	120,100
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.575%, 1/20/35[3]	278,708	185,500
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.425%, 3/20/36[3]	180,000	156,375
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[3]	12,595	12,515
MBNA Credit Card Master Note Trust, Credit Card Receivables:
Series 2003-C7, Cl. C7, 1.669%, 3/15/16[3]	1,710,000	1,298,576
Series 2005-A6, Cl. A6, 4.50%, 1/15/13	660,000	678,678
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.414%, 7/1/36[3]	776,281	507,803
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.414%, 9/25/36[3]	472,324	410,148
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.354%, 9/25/36[3]	101,427	97,487

Total Asset-Backed Securities (Cost $7,318,662)		5,616,342

Mortgage-Backed Obligations—21.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45[4]	1,800,000	932,776
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 0.414%, 9/25/36[3]	39,923	38,820
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates:
Series 2008-C7, Cl. A4, 6.299%, 12/1/49[3]	300,000	246,098
Series 2008-C7, Cl. AM, 6.299%, 12/1/49[3]	780,000	420,867
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	510,749	351,274
Federal Home Loan Mortgage Corp., 7%, 10/1/37	2,426,564	2,612,278
F2 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Certificates:
Series 3279, Cl. PH, 6%, 2/1/27	$675,000	$702,714
Series 3306, Cl. PA, 5.50%, 10/1/27	255,254	264,118
Series R001, Cl. AE, 4.375%, 4/1/15	194,957	200,189
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Certificates, Interest-Only Mtg.-Backed Security, Series 3399, Cl. SC, 12.252%, 12/15/37[5]	1,176,827	102,230
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 3045, Cl. DI, 44.089%, 10/15/35[5]	1,344,778	112,730
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.416%, 3/25/36[3]	297,828	357,614
Series 3025, Cl. SJ, 23.579%, 8/15/35[3]	94,492	113,504
Series 3094, Cl. HS, 23.212%, 6/15/34[3]	182,320	214,089
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 12.892%, 6/1/26[5]	159,333	31,341
Series 183, Cl. IO, 10.333%, 4/1/27[5]	253,559	45,991
Series 184, Cl. IO, 17.303%, 12/1/26[5]	276,825	53,834
Series 192, Cl. IO, 10.868%, 2/1/28[5]	73,846	15,450
Series 200, Cl. IO, 10.248%, 1/1/29[5]	90,530	15,905
Series 2130, Cl. SC, 48.922%, 3/15/29[5]	196,624	23,769
Series 224, Cl. IO, 1.677%, 3/1/33[5]	439,385	74,084
Series 243, Cl. 6, 1.711%, 12/15/32[5]	268,102	40,173
Series 2527, Cl. SG, 47.357%, 2/15/32[5]	157,096	9,819
Series 2531, Cl. ST, 63.467%, 2/15/30[5]	1,874,370	129,642
Series 2796, Cl. SD, 65.696%, 7/15/26[5]	283,754	32,917
Series 2802, Cl. AS, 99.999%, 4/15/33[5]	365,955	28,501
Series 2920, Cl. S, 77.044%, 1/15/35[5]	1,578,912	158,333
Series 3000, Cl. SE, 99.999%, 7/15/25[5]	1,546,692	131,274
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	230,959	19,348
Series 3146, Cl. SA, 49.905%, 4/15/36[5]	1,514,203	163,276
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.662%, 6/1/26[6]	70,121	58,830
Series 192, Cl. PO, 8.951%, 2/1/28[6]	73,846	62,684
Federal National Mortgage Assn.:
4.50%, 7/1/24-7/1/39[7]	2,487,000	2,506,898
5%, 7/1/24-7/1/39[7]	4,968,000	5,078,381
5.50%, 9/25/20	17,175	18,062
5.50%, 7/1/24-7/1/39[7]	8,638,000	8,939,324
6%, 3/1/37-10/1/37	2,251,266	2,358,012
6%, 7/1/23-7/1/39[7]	5,198,000	5,470,737
6.50%, 7/1/37[7]	3,277,000	3,490,516
7%, 11/1/17[8]	351,221	370,250
7.50%, 1/1/33	285,007	311,057
8.50%, 7/1/32	12,870	14,015
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	235,683	251,995
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	633,217	646,390
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	620,625	654,324
Trust 2006-46, Cl. SW, 23.049%, 6/25/36[3]	222,243	265,598
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	644,093	664,111
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Trust 2005-14, Cl. SE, 42.618%, 3/25/35[5]	235,853	20,998
Trust 2006-60, Cl. DI, 42.267%, 4/25/35[5]	155,596	13,514
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 52.087%, 11/25/31[5]	692,807	74,969
Trust 2001-81, Cl. S, 36.828%, 1/25/32[5]	151,553	17,159
Trust 2002-47, Cl. NS, 35.792%, 4/25/32[5]	342,550	37,058
Trust 2002-51, Cl. S, 36.115%, 8/25/32[5]	314,541	33,562
Trust 2002-52, Cl. SD, 39.685%, 9/25/32[5]	361,609	38,101
Trust 2002-77, Cl. SH, 45.207%, 12/18/32[5]	210,297	25,382
Trust 2002-84, Cl. SA, 54.817%, 12/25/32[5]	625,398	64,114
Trust 2002-9, Cl. MS, 36.493%, 3/25/32[5]	231,448	25,820
Trust 2003-33, Cl. SP, 62.33%, 5/25/33[5]	714,132	76,472
Trust 2003-4, Cl. S, 50.418%, 2/25/33[5]	405,305	42,812
Trust 2003-46, Cl. IH, (8.622)%, 6/1/33[5]	2,349,131	262,419
Trust 2003-89, Cl. XS, 66.925%, 11/25/32[5]	340,662	22,145
Trust 2004-54, Cl. DS, 51.606%, 11/25/30[5]	307,632	38,631
Trust 2005-40, Cl. SA, 76.253%, 5/25/35[5]	892,827	85,535
Trust 2005-6, Cl. SE, 88.843%, 2/25/35[5]	1,188,599	111,116
Trust 2005-71, Cl. SA, 74.882%, 8/25/25[5]	990,553	94,424
Trust 2005-87, Cl. SE, 49.35%, 10/25/35[5]	1,147,858	102,755
Trust 222, Cl. 2, 16.107%, 6/1/23[5]	558,513	77,212
Trust 233, Cl. 2, 18.665%, 8/1/23[5]	475,575	91,716
Trust 240, Cl. 2, 21.617%, 9/1/23[5]	903,965	124,070
Trust 252, Cl. 2, 16.868%, 11/1/23[5]	436,205	82,440
Trust 273, Cl. 2, 14.646%, 8/1/26[5]	120,596	23,658
Trust 319, Cl. 2, 5.94%, 2/1/32[5]	154,604	27,250
Trust 331, Cl. 9, 15.30%, 2/1/33[5]	452,167	68,801
Trust 334, Cl. 17, 22.198%, 2/1/33[5]	258,457	31,094
Trust 334, Cl. 3, (15.137)%, 7/1/33[5]	62,759	7,683
Trust 339, Cl. 12, 3.909%, 7/1/33[5]	457,413	65,587
Trust 339, Cl. 7, (8.136)%, 7/1/33[5]	1,655,657	185,396
Trust 339, Cl. 8, (7.298)%, 8/1/33[5]	36,050	4,466
Trust 343, Cl. 13, 6.355%, 9/1/33[5]	376,766	59,556
Trust 345, Cl. 9, 2.362%, 1/1/34[5]	649,439	113,801
Trust 351, Cl. 10, 3.464%, 4/1/34[5]	63,441	8,165
Trust 351, Cl. 11, (0.318)%, 11/1/34[5]	63,950	8,261
Trust 351, Cl. 8, 2.745%, 4/1/34[5]	195,879	26,612
F3 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 356, Cl. 10, (2.058)%, 6/1/35[5]	$163,233	$20,045
Trust 356, Cl. 12, (3.812)%, 2/1/35[5]	88,000	10,609
Trust 362, Cl. 12, 1.301%, 8/1/35[5]	1,061,063	163,101
Trust 362, Cl. 13, (0.567)%, 8/1/35[5]	585,856	82,102
Trust 364, Cl. 16, 0.008%, 9/1/35[5]	464,390	71,358
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.34%, 9/25/23[6]	200,861	181,610
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	335,183	273,722
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	365,824	263,478
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2005-C4, Cl. AM, 5.513%, 11/1/45[3]	355,000	226,642
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16	290,000	312,284
Government National Mortgage Assn.:
4.50%, 7/1/24[7]	2,490,000	2,486,111
8%, 4/15/23	118,843	130,509
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 77.329%, 1/16/27[5]	323,798	38,054
Series 2002-15, Cl. SM, 69.603%, 2/16/32[5]	388,591	50,663
Series 2002-76, Cl. SY, 71.058%, 12/16/26[5]	830,133	96,062
Series 2004-11, Cl. SM, 52.612%, 1/17/30[5]	270,497	33,331
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	485,000	309,039
Series 2007-LD11, Cl. A2, 5.992%, 6/15/49[3]	270,000	249,324
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	235,000	212,800
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	345,000	334,667
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[3]	1,010,000	637,036
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg.
Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.166%, 9/11/45[3]	550,000	267,338
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 4.369%, 4/1/34[3]	321,142	282,936
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	686,469	525,992
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	3,127	3,131
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	243,409	231,554
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	257,133	238,653
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36	28,635	27,886
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.478%, 9/25/33[3]	447,856	403,464
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.981%, 12/25/34[3]	345,680	308,216
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.581%, 9/25/34[3]	294,122	255,932
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.092%, 3/25/36[3]	370,450	251,879

Total Mortgage-Backed Obligations (Cost $52,039,544)		49,976,424

U.S. Government Obligations—0.6%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	765,000	754,075
Federal National Mortgage Assn. Nts., 2.50%, 5/15/14	625,000	615,404

Total U.S. Government Obligations (Cost $1,387,524)		1,369,479

Non-Convertible Corporate Bonds and Notes—8.3%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	280,000	321,514
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	155,000	152,291
F4 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
American Express Co., 8.125% Sr. Unsec. Nts., 5/20/19	$100,000	$103,949
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	320,000	84,000
Analog Devices, Inc., 5% Sr. Unsec. Nts., 7/1/14	67,000	67,217
Anheuser-Busch InBev Worldwide, Inc.:
8% Sr. Nts., 11/15/39[9]	65,000	70,983
8.20% Sr. Unsec. Unsub. Nts., 1/15/39[9]	250,000	278,915
AT&T Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	365,000	353,459
Atmos Energy Corp., 8.50% Sr. Unsec. Nts., 3/15/19	80,000	93,574
Axa SA, 6.379% Sub. Perpetual Bonds[9,10]	260,000	166,804
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19[9]	170,000	174,124
Barclays Bank plc, 6.278% Perpetual Bonds[10]	130,000	70,315
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	150,000	140,757
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	190,000	185,137
8.50% Sr. Unsec. Nts., 6/15/19	150,000	157,112
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09[2]	485,000	485,606
CenturyTel, Inc., 8.375% Sr. Unsec. Nts., Series H, 10/15/10	125,000	130,978
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10	330,000	280,527
Citigroup, Inc.:
5.50% Unsec. Sub. Nts., 2/15/17	215,000	175,445
5.625% Unsec. Sub. Nts., 8/27/12	140,000	131,202
6.125% Sub. Nts., 8/25/36	185,000	137,993
8.30% Jr. Sub. Bonds, 12/21/57[3]	85,000	66,387
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	115,000	134,721
Comcast Cable Communications, Inc., 8.875% Unsub. Nts., 5/1/17	200,000	235,469
ConAgra Foods, Inc., 7% Nts., 4/15/19	160,000	175,719
ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39	70,000	74,662
Covidien International Finance SA, 6.55% Sr. Unsec. Unsub. Nts., 10/15/37	170,000	188,718
Credit Suisse New York, 6% Unsec. Sub. Nts., 2/15/18	210,000	209,997
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19	265,000	288,300
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	175,000	178,128
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	95,000	115,507
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10[3]	167,000	175,681
Duke Energy Carolinas LLC, 6.10% Sr. Unsec. Unsub. Nts., 6/1/37	165,000	173,062
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	195,000	204,467
Exelon Generation Co. LLC, 6.20% Sr. Nts., 10/1/17	102,000	101,676
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	185,000	185,924
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	595,000	570,102
Genentech, Inc., 5.25% Sr. Unsec. Unsub. Nts., 7/15/35	190,000	177,375
General Electric Capital Corp.:
5.45% Sr. Unsec. Nts., Series A, 1/15/13	285,000	292,825
5.875% Unsec. Unsub. Nts., 1/14/38	135,000	107,031
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	313,000	252,934
Goldman Sachs Group, Inc. (The), 7.50% Sr. Unsec. Nts., 2/15/19	120,000	128,714
Home Depot, Inc. (The), 5.40% Sr. Nts., 3/1/16	120,000	119,974
Hospira, Inc., 6.40% Sr. Unsec. Unsub. Nts., 5/15/15	30,000	31,634
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	430,000	227,545
John Deere Capital Corp., 5.75% Sr. Nts., 9/10/18	160,000	163,547
JPMorgan Chase & Co.:
5.125% Unsec. Sub. Nts., 9/15/14	155,000	154,493
7.90% Perpetual Bonds, Series 1[10]	345,000	302,748
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	350,000	326,563
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19	150,000	170,894
Kraft Foods, Inc., 6.875% Sr. Unsec. Unsub. Nts., 2/1/38	135,000	143,078
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[2,11]	1,895,000	190
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	640,000	595,475
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36[3]	155,000	111,116
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10	330,000	334,257
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	100,000	93,232
F5 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Morgan Stanley: Continued
7.30% Sr. Unsec. Nts., 5/13/19	$445,000	$462,253
News America, Inc., 6.65% Sr. Unsec. Unsub. Nts., 11/15/37	165,000	148,686
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	170,000	156,466
Noble Energy, Inc., 8.25% Sr. Unsec. Nts., 3/1/19	185,000	210,842
Nokia Corp., 5.375% Sr. Unsec. Nts., 5/15/19	175,000	177,390
Oncor Electric Delivery Co.:
5.95% Sec. Bonds, 9/1/13	110,000	114,599
6.375% Sr. Sec. Nts., 1/15/15	125,000	130,905
Oracle Corp., 6.125% Sr. Unsec. Nts., 7/8/39[7]	225,000	222,615
Pacific Gas & Electric Co., 6.25% Sr. Unsec. Unsub. Nts., 3/1/39	115,000	123,196
Petro-Canada, 5.95% Sr. Unsec. Unsub. Bonds, 5/15/35	100,000	90,313
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13[9]	219,741	225,349
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts., 5/1/18	215,000	217,923
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15	210,000	200,007
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	200,000	198,500
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[9]	185,000	177,371
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[9]	235,000	213,899
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	350,000	338,324
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	33,000	36,017
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11	115,000	121,848
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	165,000	174,502
Schering-Plough Corp., 6% Sr. Unsec. Nts., 9/15/17	165,000	175,988
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16	100,000	104,518
9.80% Sr. Unsec. Nts., 2/15/19	145,000	175,898
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	137,000	144,948
Target Corp., 7% Bonds, 1/15/38	135,000	144,165
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	345,000	348,635
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	165,000	174,121
Telus Corp., 8% Nts., 6/1/11	265,000	284,583
TEPPCO Partners LP, 6.125% Nts., 2/1/13	490,000	488,650
Time Warner Cable, Inc., 7.30% Sr. Nts., 7/1/38	65,000	67,854
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	250,000	275,526
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	100,000	112,142
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	355,000	336,291
Union Pacific Corp.:
5.75% Sr. Unsec. Unsub. Nts., 11/15/17	100,000	100,968
6.125% Sr. Unsec. Nts., 2/15/20	180,000	187,006
United Health Group, Inc., 6% Sr. Unsec. Nts., 2/15/18	80,000	76,904
Vale Overseas Ltd.:
6.25% Nts., 1/23/17	135,000	136,774
6.875% Bonds, 11/21/36	210,000	200,256
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	35,000	33,437
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	285,000	279,625
Viacom, Inc.:
6.25% Sr. Unsec. Nts., 4/30/16	75,000	73,980
6.875% Sr. Unsec. Nts., 4/30/36	155,000	143,085
Wachovia Corp., 5.625% Sub. Nts., 10/15/16	90,000	86,104
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	170,000	174,366
Wells Fargo Capital X, 5.95% Unsec. Sub. Bonds, 12/15/36	285,000	211,499
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	140,000	141,046
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	180,000	159,663
6% Sr. Unsec. Unsub. Nts., 10/15/15	132,000	117,076
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37[7,9]	233,000	186,110
XTO Energy, Inc., 6.50% Sr. Unsec. Unsub. Nts., 12/15/18	65,000	69,858

Total Non-Convertible Corporate Bonds and Notes (Cost $21,400,746)		19,526,128
F6 | OPPENHEIMER BALANCED FUND/VA

	Shares	Value

Investment Companies—21.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[12,14]	185,881	$185,881
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[12,13]	51,211,612	51,211,612

Total Investment Companies (Cost $51,397,493)		51,397,493

Total Investments, at Value (Cost $274,680,039)	111.5%	261,751,616
Liabilities in Excess of Other Assets	(11.5)	(26,968,077)

Net Assets	100.0%	$234,783,539

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Illiquid security. The aggregate value of illiquid securities as of June 30, 2009 was $485,797, which represents 0.21% of the Fund’s net assets. See Note 6 of accompanying Notes.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	A sufficient amount of liquid assets has been designated to cover outstanding written put options. See Note 5 of accompanying Notes.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,946,696 or 1.68% of the Fund’s net assets as of June 30, 2009.

6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $303,124 or 0.13% of the Fund’s net assets as of June 30, 2009.

7.	When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See Note 1 of accompanying Notes.

8.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $370,250. See Note 5 of accompanying Notes.

9.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,493,555 or 0.64% of the Fund’s net assets as of June 30, 2009.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Issue is in default. See Note 1 of accompanying Notes.

12.	Rate shown is the 7-day yield as of June 30, 2009.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	8,646,429	94,480,379	51,915,196	51,211,612

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$51,211,612	$137,168

14.	Interest rate less than 0.0005%.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
F7 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,845,734	$—	$—	$10,845,734
Consumer Staples	10,075,279	—	—	10,075,279
Energy	11,016,977	—	—	11,016,977
Financials	12,634,256	—	—	12,634,256
Health Care	16,965,675	—	—	16,965,675
Industrials	6,312,476	—	—	6,312,476
Information Technology	52,056,350	—	—	52,056,350
Materials	4,250,278	—	—	4,250,278
Telecommunication Services	26	—	—	26
Utilities	1,312,018	—	—	1,312,018
Preferred Stocks	4,134,720	4,261,960	—	8,396,680
Rights, Warrants and Certificates	1	—	—	1
Asset-Backed Securities	—	5,616,342	—	5,616,342
Mortgage-Backed Obligations	—	49,976,424	—	49,976,424
U.S. Government Obligations	—	1,369,479	—	1,369,479
Non-Convertible Corporate Bonds and Notes	—	19,526,128	—	19,526,128
Investment Companies	51,397,493	—	—	51,397,493

Total Investments, at Value	181,001,283	80,750,333	—	261,751,616
Other Financial Instruments:
Swaps	—	32,214	—	32,214
Futures	9,204	—	—	9,204

Total Assets	$181,010,487	$80,782,547	$—	$261,793,034

Liabilities Table
Other Financial Instruments:
Swaps	$—	$(54,784)	$—	$(54,784)
Options written	—	—	—	—
Futures	(21,608)	—	—	(21,608)

Total Liabilities	$(21,608)	$(54,784)	$—	$(76,392)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Futures Contracts as of June 30, 2009 are as follows:

		Number of	Expiration		Unrealized
Contract Description	Buy/Sell	Contracts	Date	Value	Appreciation

U.S. Treasury Long Bonds	Buy	60	9/21/09	$7,101,563	$130,049
U.S. Treasury Nts., 2 yr.	Sell	10	9/30/09	2,162,188	5,465
U.S. Treasury Nts., 5 yr.	Sell	19	9/30/09	2,179,656	23,544
U.S. Treasury Nts., 10 yr.	Buy	105	9/21/09	12,207,891	165,430

					$324,488

F8 | OPPENHEIMER BALANCED FUND/VA

Written Options as of June 30, 2009 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

Aetna, Inc.	Put	494	$17.50	7/20/09	$104,769	$—
Electronic Arts, Inc.	Put	494	12.50	9/21/09	72,618	—

					$177,387	$—

Credit Default Swap Contracts as of June 30, 2009 are as follows:

		Buy/Sell	Notional	Receive
Swap		Credit	Amount	Fixed	Termination
Reference Entity	Counterparty	Protection	(000’s)	Rate	Date	Value

Inco Ltd.:
	Morgan Stanley Capital Services, Inc.	Buy	$545	0.70%	3/20/17	$10,659
	Morgan Stanley Capital Services, Inc.	Buy	550	0.63	3/20/17	13,308

		Total	1,095			23,967

Merrill Lynch & Co., Inc.:
	Barclays Bank plc	Sell	1,080	4.15	9/20/09	5,498
	Credit Suisse International	Sell	540	4.15	9/20/09	2,749

		Total	1,620			8,247

Vale Overseas:
	Morgan Stanley Capital Services, Inc.	Sell	545	1.17	3/20/17	(26,026)
	Morgan Stanley Capital Services, Inc.	Sell	550	1.10	3/20/17	(28,758)

		Total	1,095			(54,784)

					Grand Total Buys	23,967
					Grand Total Sells	(46,537)

				Total Credit Default Swaps		$(22,570)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset	Payments for Selling Credit		Reference Asset
on which the Fund Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$2,715,000	$—	A to BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Swap Summary as of June 30, 2009 is as follows:
The following table aggregates, as of period, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Barclays Bank plc	Credit Default Sell Protection	$1,080	$5,498
Credit Suisse International	Credit Default Sell Protection	540	2,749
Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	1,095	23,967
	Credit Default Sell Protection	1,095	(54,784)

			(30,817)

		Total Swaps	$(22,570)

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $223,468,427)	$210,540,004
Affiliated companies (cost $51,211,612)	51,211,612

261,751,616
Swaps, at value	32,214
Receivables and other assets:
Investments sold (including $3,362,506 sold on a when-issued or delayed delivery basis)	4,069,169
Interest, dividends and principal paydowns	744,817
Terminated investment contracts	20,836
Futures margins	9,204
Other	13,128

Total assets	266,640,984

Liabilities
Swaps, at value	54,784
Option written, at value (premiums received $177,387)	—
Payables and other liabilities:
Investments purchased (including $31,295,733 purchased on a when-issued or delayed delivery basis)	31,412,560
Shares of beneficial interest redeemed	272,727
Distribution and service plan fees	43,941
Futures margins	21,608
Transfer and shareholder servicing agent fees	19,222
Trustees’ compensation	8,148
Shareholder communications	5,504
Other	18,951

Total liabilities	31,857,445

Net Assets	$234,783,539

Composition of Net Assets
Par value of shares of beneficial interest	$25,788
Additional paid-in capital	341,381,668
Accumulated net investment income	3,943,815
Accumulated net realized loss on investments and foreign currency transactions	(98,123,258)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(12,444,474)

Net Assets	$234,783,539

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $157,773,058 and 17,274,194 shares of beneficial interest outstanding)	$9.13
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $77,010,481 and 8,513,417 shares of beneficial interest outstanding)	$9.05
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Investment Income
Interest (net of foreign withholding taxes of $102)	$2,700,427
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $20,030)	1,219,219
Affiliated companies	137,168

Total investment income	4,056,814

Expenses
Management fees	835,020
Distribution and service plan fees—Service shares	84,838
Transfer and shareholder servicing agent fees:
Non-Service shares	29,565
Service shares	15,736
Shareholder communications:
Non-Service shares	30,125
Service shares	13,281
Trustees’ compensation	5,968
Custodian fees and expenses	1,951
Other	27,551

Total expenses	1,044,035
Less waivers and reimbursements of expenses	(273,067)

Net expenses	770,968

Net Investment Income	3,285,846

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(29,412,709)
Closing and expiration of futures contracts	(447,919)
Foreign currency transactions	(602,684)
Short positions	2,696
Swap contracts	(4,860,274)

Net realized loss	(35,320,890)
Net change in unrealized appreciation (depreciation) on:
Investments	49,828,061
Translation of assets and liabilities denominated in foreign currencies	(169,603)
Futures contracts	(622,210)
Option contracts written	177,387
Swap contracts	(469,957)

Net change in unrealized depreciation	48,743,678

Net Increase in Net Assets Resulting from Operations	$16,708,634

See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$3,285,846	$12,177,619
Net realized loss	(35,320,890)	(85,153,827)
Net change in unrealized depreciation	48,743,678	(121,531,304)

Net increase (decrease) in net assets resulting from operations	16,708,634	(194,507,512)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	—	(8,878,080)
Service shares	—	(2,607,795)

	—	(11,485,875)
Distributions from net realized gain:
Non-Service shares	—	(21,412,945)
Service shares	—	(7,011,379)

	—	(28,424,324)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(22,928,595)	(42,030,701)
Service shares	2,584,227	7,520,395

	(20,344,368)	(34,510,306)

Net Assets
Total decrease	(3,635,734)	(268,928,017)
Beginning of period	238,419,273	507,347,290

End of period (including accumulated net investment income of $3,943,815 and $657,969, respectively)	$234,783,539	$238,419,273

See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$8.45	$16.41	$17.69	$17.07	$17.35	$15.92

Income (loss) from investment operations:
Net investment income[1]	.13	.41	.43	.40	.33	.26
Net realized and unrealized gain (loss)	.55	(7.03)	.19	1.38	.31	1.33

Total from investment operations	.68	(6.62)	.62	1.78	.64	1.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.39)	(.46)	(.36)	(.30)	(.16)
Distributions from net realized gain	—	(.95)	(1.44)	(.80)	(.62)	—

Total dividends and/or distributions to shareholders	—	(1.34)	(1.90)	(1.16)	(.92)	(.16)

Net asset value, end of period	$9.13	$8.45	$16.41	$17.69	$17.07	$17.35

Total Return, at Net Asset Value[2]	8.05%	(43.47)%	3.79%	11.15%	3.89%	10.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,773	$169,621	$385,948	$435,639	$503,753	$547,290

Average net assets (in thousands)	$156,267	$295,669	$418,103	$456,513	$522,754	$528,655

Ratios to average net assets:[3]
Net investment income	3.02%	3.14%	2.55%	2.42%	1.98%	1.59%
Total expenses	0.86%[4]	0.76%[4]	0.75%[4]	0.75%[4]	0.74%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.67%	0.73%	0.75%	0.74%	0.74%

Portfolio turnover rate[5]	43%	67%	68%	76%	67%	68%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.88%
Year Ended December 31, 2008	0.76%
Year Ended December 31, 2007	0.75%
Year Ended December 31, 2006	0.75%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2009	$223,852,742	$244,141,910
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
Year Ended December 31, 2006	$612,825,833	$666,549,894
Year Ended December 31, 2005	$1,224,652,741	$1,250,455,539
Year Ended December 31, 2004	$1,460,076,994	$1,473,590,963
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$8.38	$16.28	$17.57	$16.97	$17.26	$15.87

Income (loss) from investment operations:
Net investment income[1]	.11	.37	.38	.36	.29	.23
Net realized and unrealized gain (loss)	.56	(6.97)	.19	1.37	.31	1.31

Total from investment operations	.67	(6.60)	.57	1.73	.60	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.35)	(.42)	(.33)	(.27)	(.15)
Distributions from net realized gain	—	(.95)	(1.44)	(.80)	(.62)	—

Total dividends and/or distributions to shareholders	—	(1.30)	(1.86)	(1.13)	(.89)	(.15)

Net asset value, end of period	$9.05	$8.38	$16.28	$17.57	$16.97	$17.26

Total Return, at Net Asset Value[2]	8.00%	(43.62)%	3.49%	10.86%	3.67%	9.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,011	$68,798	$121,399	$111,363	$88,156	$59,650

Average net assets (in thousands)	$69,262	$100,164	$117,012	$100,010	$72,977	$39,851

Ratios to average net assets:[3]
Net investment income	2.75%	2.90%	2.30%	2.17%	1.74%	1.41%
Total expenses	1.11%[4]	1.01%[4]	1.00%[4]	1.01%[4]	1.00%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.92%	0.98%	1.01%	1.00%	1.02%

Portfolio turnover rate[5]	43%	67%	68%	76%	67%	68%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	1.13%
Year Ended December 31, 2008	1.01%
Year Ended December 31, 2007	1.00%
Year Ended December 31, 2006	1.01%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2009	$223,852,742	$244,141,910
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
Year Ended December 31, 2006	$612,825,833	$666,549,894
Year Ended December 31, 2005	$1,224,652,741	$1,250,455,539
Year Ended December 31, 2004	$1,460,076,994	$1,473,590,963
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Balanced Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high total investment return, which includes current income and capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
F15 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$31,295,733
Sold securities	3,362,506
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
F16 | OPPENHEIMER BALANCED FUND/VA

     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
     As of June 30, 2009, the Fund held no securities sold short.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2009, securities with an aggregate market value of $190, representing less than 0.005% of the Fund’s net assets, were in default.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income
F17 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $15,792,384, post-October foreign currency losses of $526, straddle losses of $277,087 and unused capital loss carryforward as follows:

Expiring

2016	$44,402,106
As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $95,792,993 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$277,475,534
Federal tax cost of other investments	14,465,734

Total federal tax cost	$291,941,268

Gross unrealized appreciation	$20,232,245
Gross unrealized depreciation	(35,476,858)

Net unrealized depreciation	$(15,244,613)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times
F18 | OPPENHEIMER BALANCED FUND/VA

as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	347,403	$2,920,141	908,475	$11,841,885
Dividends and/or distributions reinvested	—	—	2,214,256	30,291,025
Redeemed	(3,144,586)	(25,848,736)	(6,571,367)	(84,163,611)

Net decrease	(2,797,183)	$(22,928,595)	(3,448,636)	$(42,030,701)

Service Shares
Sold	1,045,383	$8,538,373	1,716,888	$19,475,736
Dividends and/or distributions reinvested	—	—	707,292	9,619,174
Redeemed	(739,831)	(5,954,146)	(1,673,753)	(21,574,515)

Net increase	305,552	$2,584,227	750,427	$7,520,395

F19 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$73,799,352	$127,803,607
U.S. government and government agency obligations	1,387,523	—
To Be Announced (TBA) mortgage-related securities	223,852,742	244,141,910
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $27,799 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. During the six months ended June 30, 2009, the Manager waived $143,643 and $65,190 for Non-Service and Service shares, respectively. This voluntary undertaking may be amended or withdrawn at any time.
     Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.08% of the Fund’s average annual net assets. During the six months ended June 30, 2009, the Manager waived $45,632. This voluntary waiver will be applied after all other waivers and may be withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $18,602 for IMMF management fees.
F20 | OPPENHEIMER BALANCED FUND/VA

5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative
F21 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued

transactions failed to perform would be $32,214, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $8,247 as of June 30, 2009.

Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of June 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $30,817. If a contingent feature would have been triggered as of June 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Valuations of derivative instruments as of June 30, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives not Accounted for as Hedging	Statement of Assets			Statement of Assets
Instruments under Statement 133(a)	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Swaps, at value	$32,214		Swaps, at value	$54,784
Interest rate contracts	Futures margins	9,204	*	Futures margins	21,608	*
Equity contracts				Options written, at value	—

Total		$41,418			$76,392

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

	Amount of Realized Gain or Loss Recognized on Derivative
Derivatives Not
Accounted for as	Closing and
Hedging Instruments	expiration of
under Statement 133(a)	futures contracts	Swap contracts	Total

Interest rate contracts	$(447,919)	$584,634	$136,715
Credit contracts	—	(5,444,908)	(5,444,908)

Total	$(447,919)	$(4,860,274)	$(5,308,193)

	Amount of Change in Unrealized Gain or Loss Recognized on Derivative
Derivatives Not
Accounted for as
Hedging Instruments	Option
under Statement 133(a)	contracts written	Futures contracts	Swap contracts	Total

Interest rate contracts	$—	$(622,210)	$(1,133,699)	$(1,755,909)
Equity contracts	177,387	—	—	177,387
Credit contracts	—	—	663,742	663,742

Total	$177,387	$(622,210)	$(469,957)	$(914,780)

F22 | OPPENHEIMER BALANCED FUND/VA

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of June 30, 2009, the Fund had no outstanding forward contracts.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized
F23 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the six months ended June 30, 2009 was as follows:

	Put Options
	Number of	Amount of
	Contracts	Premiums
Options outstanding as of December 31, 2008	—	$—
Options written	988	177,387

Options outstanding as of June 30, 2009	988	$177,387

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.
F24 | OPPENHEIMER BALANCED FUND/VA

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of June 30, 2009, the Fund had no such interest rate swap agreements outstanding.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
F25 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of June 30, 2009, the Fund had no such total return swap agreements outstanding.
6. Illiquid Securities
As of June 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F26 | OPPENHEIMER BALANCED FUND/VA

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F27 | OPPENHEIMER BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form
N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
7 | OPPENHEIMER BALANCED FUND/VA

OPPENHEIMER BALANCED FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Emmanuel Ferreira, Vice President and Portfolio Manager
Krishna Memani, Vice President and Portfolio Manager
Peter A. Strzalkowski, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates llp

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
Fund Objective. The Fund seeks capital appreciation by investing in securities of well-known, established companies.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	17.84%
Service Shares	17.71
Average Annual Total Returns
For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	-29.67%	-2.78%	-0.96%

			Since
			Inception
	1-Year	5-Year	(9/18/01)

Service Shares	-29.83%	-3.02%	-0.46%
Expense Ratios
For the Fiscal Year Ended 12/31/08

Non-Service Shares	0.76%
Service Shares	1.01
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Google, Inc., Cl. A	3.6%
QUALCOMM, Inc.	3.6
Apple, Inc.	3.3
Monsanto Co.	2.6
Baxter International, Inc.	2.1
PepsiCo, Inc.	2.1
Nestle SA	2.0
Express Scripts, Inc.	2.0
Wal-Mart Stores, Inc.	1.9
Occidental Petroleum Corp.	1.9
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
2 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Narrative by Marc L. Baylin, Portfolio Manager
During the six-month reporting period ended June 30, 2009, the Fund’s Non-Service shares returned 17.84%, outperforming the Russell 1000 Growth Index (the “Index”), which returned 11.53%. The Fund outperformed the Index in eight of the ten Index sectors, particularly in the financials, information technology and industrials sectors. The Fund underperformed in the consumer discretionary sector. Performance in the health care sector was essentially flat versus the benchmark.
     Performance was best versus the Index in the financials sector, as the Fund benefited from better relative stock selection as well as a substantial overweight position in the sector. Within the sector, a number of securities had double-digit positive performance as financial stocks rebounded over the second half of the reporting period after being beaten down in 2008 and early 2009. For the Fund, positive contributors included The Goldman Sachs Group, Inc., IntercontinentalExchange, Inc., Credit Suisse Group AG, MSCI, Inc. and BM&F BOVESPA SA. In general, financials had a strong reporting period. As market volatility lessened, most major global financial markets stabilized and overall conditions for financial institutions showed improvement.
     An overweight to the information technology sector helped relative Fund performance and the Fund outperformed the Index in terms of stock selection within the sector. Similar to the financials sector, the information technology sector rebounded partly as a result of renewed market optimism that market conditions have improved. The Fund’s second largest holding at period end, QUALCOMM, Inc. performed well during the reporting period. QUALCOMM, a leading manufacturer of the CDMA chip-technology that is used in 3G wireless communications, has weathered the economic downturn relatively well and continued to expand on its product line. Research in Motion Ltd., a Canadian-based developer of mobile communications and wireless email products including the BlackBerry smartphone, saw its stock price jump as year-over-year revenue growth and net income jumped in the 1st quarter of 2009 as did sales of BlackBerry devices. Other solid contributors to Fund performance included the Fund’s first and third largest holdings at period end, respectively, Google, Inc. and Apple, Inc. Broadcom Corp. and NVIDIA Corp. also positively contributed.
     The Fund outperformed in the industrials sector due to better stock selection relative to the Index and an underweight position, as it was one of the weaker performing sectors in the Index during the reporting period. The main contributor to Fund performance was worldwide mining machinery and services company Joy Global, Inc., which had a strong reporting period. The Fund was heavily overweight Joy Global relative to the Index.
     Another individual holding of note was Crown Castle International Corp. (“CCI”) within the telecommunication services sector. As market conditions improved for the company, which is the largest cell phone tower company in the U.S., its stock price rose significantly. The Fund did not hold any utilities stocks, which benefited relative performance as it was the second worst performing sector in the Index.
     The Fund underperformed in the consumer discretionary sector due to weaker stock selection versus the Index. An overweight to Apollo Group, Inc. detracted from Fund performance as the stock had a difficult reporting period. Within the sector, Fund performance was also hurt by an underweight to the internet and catalog retail subsector as certain stocks in that subsector performed strongly. In terms of the health care sector, while Fund performance was roughly flat against the Index, the Fund’s overweight to the sector hurt relative Fund performance as it was one of the weaker performing sectors within the Index.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
3 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2009	June 30, 2009	June 30, 2009

Non-Service shares	$1,000.00	$1,178.40	$4.06
Service shares	1,000.00	1,177.10	5.41

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.08	3.77
Service shares	1,000.00	1,019.84	5.02
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service shares	0.75%
Service shares	1.00
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
4 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Shares	Value

Common Stocks—98.9%
Consumer Discretionary—7.6%
Diversified Consumer Services—1.3%
Apollo Group, Inc., Cl. A1	243,410	$17,311,319
Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.	144,800	8,324,552
Media—2.2%
Cablevision Systems Corp. New York Group, Cl. A	676,835	13,137,367
McGraw-Hill Cos., Inc. (The)	281,600	8,478,976
Walt Disney Co. (The)	303,100	7,071,323

		28,687,666

Specialty Retail—1.1%
Bed Bath & Beyond, Inc.[1]	126,900	3,902,175
Staples, Inc.	525,010	10,589,452

		14,491,627

Textiles, Apparel & Luxury Goods—2.3%
Coach, Inc.	598,510	16,087,949
Nike, Inc., Cl. B	124,600	6,451,788
Polo Ralph Lauren Corp., Cl. A	124,800	6,681,792

		29,221,529

Consumer Staples—8.7%
Beverages—2.1%
PepsiCo, Inc.	485,600	26,688,576
Food & Staples Retailing—1.9%
Wal-Mart Stores, Inc.	502,200	24,326,568
Food Products—2.7%
Cadbury plc	987,080	8,412,014
Nestle SA	688,466	25,927,963

		34,339,977

Household Products—1.0%
Colgate-Palmolive Co.	192,800	13,638,672
Tobacco—1.0%
Philip Morris International, Inc.	287,700	12,549,474
Energy—8.9%
Energy Equipment & Services—3.0%
Cameron International Corp.[1]	309,400	8,756,020
Schlumberger Ltd.	340,700	18,435,277
Transocean Ltd.[1]	67,300	4,999,717
Weatherford International Ltd.[1]	286,800	5,609,808

		37,800,822

Oil, Gas & Consumable Fuels—5.9%
Apache Corp.	138,200	9,971,130
Occidental Petroleum Corp.	365,000	24,020,650
Range Resources Corp.	300,980	12,463,582
Southwestern Energy Co.[1]	185,100	7,191,135
XTO Energy, Inc.	584,830	22,305,416

		75,951,913

Financials—9.1%
Capital Markets—4.3%
Charles Schwab Corp. (The)	718,200	12,597,228
Credit Suisse Group AG	331,141	15,116,280
Goldman Sachs Group, Inc. (The)	108,800	16,041,472
Julius Baer Holding AG	146,815	5,724,311
T. Rowe Price Group, Inc.	131,500	5,479,605

		54,958,896

Commercial Banks—0.6%
Wells Fargo & Co.	345,280	8,376,493
Diversified Financial Services—3.8%
BM&F BOVESPA SA	1,889,000	11,279,051
IntercontinentalExchange, Inc.[1]	196,100	22,402,464
MSCI, Inc., Cl. A1	593,813	14,512,790

		48,194,305

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	173,830	5,689,456
Health Care—18.1%
Biotechnology—4.3%
Amgen, Inc.[1]	155,300	8,221,582
Celgene Corp.[1]	408,820	19,557,949
Gilead Sciences, Inc.[1]	449,430	21,051,301
Vertex Pharmaceuticals, Inc.[1]	190,150	6,776,946

		55,607,778

Health Care Equipment & Supplies—4.1%
Bard (C.R.), Inc.	91,790	6,833,766
Baxter International, Inc.	514,100	27,226,736
Dentsply International, Inc.	385,500	11,765,460
Stryker Corp.	170,800	6,787,592

		52,613,554

Health Care Providers & Services—3.5%
Express Scripts, Inc.[1]	367,900	25,293,125
Medco Health Solutions, Inc.[1]	203,200	9,267,952
Schein (Henry), Inc.[1]	211,490	10,140,946

		44,702,023

Life Sciences Tools & Services—2.4%
Illumina, Inc.[1]	307,100	11,958,474
Thermo Fisher Scientific, Inc.[1]	460,880	18,790,078

		30,748,552
F1 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Pharmaceuticals—3.8%
Abbott Laboratories	219,900	$10,344,096
Allergan, Inc.	248,230	11,810,783
Novo Nordisk AS, Cl. B	117,100	6,364,625
Roche Holding AG	91,942	12,498,121
Shire plc	598,090	8,248,971

		49,266,596

Industrials—6.6%
Aerospace & Defense—3.4%
General Dynamics Corp.	147,100	8,147,869
Goodrich Corp.	95,402	4,767,238
Lockheed Martin Corp.	290,020	23,390,113
United Technologies Corp.	128,500	6,676,860

		42,982,080

Construction & Engineering—0.5%
Quanta Services, Inc.[1]	300,290	6,945,708
Electrical Equipment—1.5%
ABB Ltd.	1,200,114	18,865,167
Machinery—0.7%
Joy Global, Inc.	248,217	8,866,311
Road & Rail—0.5%
Burlington Northern Santa Fe Corp.	87,700	6,449,458
Information Technology—32.4%
Communications Equipment—6.7%
F5 Networks, Inc.[1]	179,860	6,221,357
Juniper Networks, Inc.[1]	403,300	9,517,880
QUALCOMM, Inc.	1,021,310	46,163,212
Research in Motion Ltd.[1]	332,000	23,588,600

		85,491,049

Computers & Peripherals—5.7%
Apple, Inc.[1]	297,110	42,317,377
Dell, Inc.[1]	237,500	3,260,875
Hewlett-Packard Co.	394,500	15,247,425
NetApp, Inc.[1]	653,030	12,877,752

		73,703,429

Internet Software & Services—4.5%
eBay, Inc.[1]	609,900	10,447,587
Google, Inc., Cl. A1	110,900	46,754,331

		57,201,918

IT Services—5.2%
Accenture Ltd., Cl. A	359,700	12,035,562
MasterCard, Inc., Cl. A	136,260	22,797,661
SAIC, Inc.[1]	516,300	9,577,365
Visa, Inc., Cl. A	369,037	22,976,244

		67,386,832

Semiconductors & Semiconductor Equipment—5.3%
Applied Materials, Inc.	823,300	9,031,601
Broadcom Corp., Cl. A1	687,700	17,048,083
MEMC Electronic Materials, Inc.[1]	417,100	7,428,551
NVIDIA Corp.[1]	1,683,900	19,011,231
Texas Instruments, Inc.	751,550	16,008,015

		68,527,481

Software—5.0%
Adobe Systems, Inc.[1]	545,500	15,437,650
Microsoft Corp.	779,800	18,535,846
Nintendo Co. Ltd.	51,600	14,200,533
Oracle Corp.	405,200	8,679,384
Salesforce.com, Inc.[1]	176,385	6,732,615

		63,586,028

Materials—5.3%
Chemicals—5.3%
Ecolab, Inc.	70,991	2,767,939
Monsanto Co.	450,600	33,497,604
Potash Corp. of Saskatchewan, Inc.	129,000	12,003,450
Praxair, Inc.	282,032	20,044,012

		68,313,005

Telecommunication Services—2.2%
Wireless Telecommunication Services—2.2%
Crown Castle International Corp.[1]	707,020	16,982,620
NII Holdings, Inc.[1]	569,870	10,867,421

		27,850,041

Total Common Stocks (Cost $1,152,148,810)		1,269,658,855

Investment Companies—1.5%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,4]	238,893	238,893
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[2,3]	18,895,479	18,895,479

Total Investment Companies (Cost $19,134,372)		19,134,372

Total Investments, at Value (Cost $1,171,283,182)	100.4%	1,288,793,227
Liabilities in Excess of Other Assets	(0.4)	(4,635,497)

Net Assets	100.0%	$1,284,157,730

F2 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2009.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	22,383,442	107,265,600	110,753,563	18,895,479

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$18,895,479	$111,357

4.	Interest rate less than 0.0005%.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

			Level 3
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$98,036,693	$—	$—	$98,036,693
Consumer Staples	111,543,267	—	—	111,543,267
Energy	113,752,735	—	—	113,752,735
Financials	111,494,839	5,724,311	—	117,219,150
Health Care	218,324,907	14,613,596	—	232,938,503
Industrials	84,108,724	—	—	84,108,724
Information Technology	401,696,204	14,200,533	—	415,896,737
Materials	68,313,005	—	—	68,313,005
Telecommunication Services	27,850,041	—	—	27,850,041
Investment Companies	19,134,372	—	—	19,134,372

Total Assets	$1,254,254,787	$34,538,440	$—	$1,288,793,227

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F3 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,152,387,703)	$1,269,897,748
Affiliated companies (cost $18,895,479)	18,895,479

1,288,793,227
Receivables and other assets:
Investments sold	8,119,595
Dividends	2,119,735
Other	29,053

Total assets	1,299,061,610

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	7,285,743
Investments purchased	7,193,003
Distribution and service plan fees	213,803
Transfer and shareholder servicing agent fees	106,539
Shareholder communications	56,471
Trustees’ compensation	19,260
Other	29,061

Total liabilities	14,903,880

Net Assets	$1,284,157,730

Composition of Net Assets
Par value of shares of beneficial interest	$42,716
Additional paid-in capital	1,637,374,184
Accumulated net investment income	755,268
Accumulated net realized loss on investments and foreign currency transactions	(471,560,904)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	117,546,466

Net Assets	$1,284,157,730

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $916,816,926 and 30,437,220 shares of beneficial interest outstanding)	$30.12
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $367,340,804 and 12,278,485 shares of beneficial interest outstanding)	$29.92
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $235,305)	$7,091,862
Affiliated companies	111,357
Interest	4,029

Total investment income	7,207,248

Expenses
Management fees	3,878,461
Distribution and service plan fees—Service shares	403,870
Transfer and shareholder servicing agent fees:
Non-Service shares	154,954
Service shares	63,065
Shareholder communications:
Non-Service shares	138,729
Service shares	53,674
Trustees’ compensation	21,422
Custodian fees and expenses	8,558
Other	30,034

Total expenses	4,752,767
Less waivers and reimbursements of expenses	(11,906)

Net expenses	4,740,861

Net Investment Income	2,466,387

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(64,294,557)
Foreign currency transactions	(3,572,479)

Net realized loss	(67,867,036)
Net change in unrealized appreciation on:
Investments	252,998,647
Translation of assets and liabilities denominated in foreign currencies	5,589,585

Net change in unrealized appreciation	258,588,232

Net Increase in Net Assets Resulting from Operations	$193,187,583

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$2,466,387	$3,204,095
Net realized loss	(67,867,036)	(264,875,837)
Net change in unrealized appreciation (depreciation)	258,588,232	(676,764,840)

Net increase (decrease) in net assets resulting from operations	193,187,583	(938,436,582)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,975,281)	(1,851,681)
Service shares	(24,236)	—

	(2,999,517)	(1,851,681)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(49,421,690)	(114,814,298)
Service shares	(470,859)	20,286,295

	(49,892,549)	(94,528,003)

Net Assets
Total increase (decrease)	140,295,517	(1,034,816,266)
Beginning of period	1,143,862,213	2,178,678,479

End of period (including accumulated net investment income of $755,268 and $1,288,398, respectively)	$1,284,157,730	$1,143,862,213

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$25.67	$47.18	$41.43	$38.52	$36.99	$34.70

Income (loss) from investment operations:
Net investment income[1]	.07	.10	.07	.07	.18	.35 [2]
Net realized and unrealized gain (loss)	4.47	(21.55)	5.78	2.98	1.68	2.05

Total from investment operations	4.54	(21.45)	5.85	3.05	1.86	2.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.06)	(.10)	(.14)	(.33)	(.11)

Net asset value, end of period	$30.12	$25.67	$47.18	$41.43	$38.52	$36.99

Total Return, at Net Asset Value[3]	17.84%	(45.52)%	14.15%	7.95%	5.10%	6.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$916,817	$829,931	$1,631,791	$1,598,967	$1,652,282	$1,770,273

Average net assets (in thousands)	$838,358	$1,256,525	$1,631,686	$1,615,352	$1,658,910	$1,708,511

Ratios to average net assets:[4]
Net investment income	0.50%	0.25%	0.15%	0.17%	0.47%	0.99%[2]
Total expenses	0.75%[5,6]	0.66%[5,6,7]	0.65%[5,6,7]	0.67%[5,6,7]	0.66%[7]	0.66%[7]

Portfolio turnover rate	28%	67%	59%	47%	70%	44%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.75%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.67%

6.	Waiver or reimbursement of indirect management fees less than 0.005%.

7.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$25.42	$46.78	$41.09	$38.23	$36.73	$34.53

Income (loss) from investment operations:
Net investment income (loss)[1]	.03	— [2]	(.05)	(.03)	.08	.29 [3]
Net realized and unrealized gain (loss)	4.47	(21.36)	5.74	2.96	1.69	1.99

Total from investment operations	4.50	(21.36)	5.69	2.93	1.77	2.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	—	— [2]	(.07)	(.27)	(.08)

Net asset value, end of period	$29.92	$25.42	$46.78	$41.09	$38.23	$36.73

Total Return, at Net Asset Value[4]	17.71%	(45.66)%	13.86%	7.68%	4.87%	6.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$367,341	$313,931	$546,887	$463,140	$381,852	$248,649

Average net assets (in thousands)	$326,073	$454,558	$510,874	$426,539	$301,780	$184,273

Ratios to average net assets:[5]
Net investment income (loss)	0.25%	0.00%[6]	(0.10)%	(0.08)%	0.20%	0.85%[3]
Total expenses	1.00%[7,8]	0.91%[7,8,9]	0.91%[7,8,9]	0.92%[7,8,9]	0.91%[9]	0.91%[9]

Portfolio turnover rate	28%	67%	59%	47%	70%	44%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Less than 0.005%.

7.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	1.00%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.91%
Year Ended December 31, 2006	0.92%

8.	Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

9.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
F9 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise
F10 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $138,475,074, post-October foreign currency losses of $63,277 and unused capital loss carryforwards as follows:

Expiring

2011	$96,270,872
2013	34,677,838
2016	112,971,841

Total	$243,920,551

As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $450,325,938 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,198,469,831

Gross unrealized appreciation	$169,226,928
Gross unrealized depreciation	(78,903,532)

Net unrealized appreciation	$90,323,396

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
F11 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,507,447	$40,078,631	5,158,989	$168,163,089
Dividends and/or distributions reinvested	134,506	2,975,281	45,642	1,851,681
Redeemed	(3,535,272)	(92,475,602)	(7,457,105)	(284,829,068)

Net decrease	(1,893,319)	$(49,421,690)	(2,252,474)	$(114,814,298)

Service Shares
Sold	1,348,813	$36,574,478	2,605,573	$92,870,576
Dividends and/or distributions reinvested	1,099	24,157	—	—
Redeemed	(1,420,334)	(37,069,494)	(1,946,810)	(72,584,281)

Net increase (decrease)	(70,422)	$(470,859)	658,763	$20,286,295

F12 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$319,402,407	$336,253,456
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $113,200 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. This voluntary undertaking may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $11,906 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange
F13 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Foreign Currency Exchange Contracts Continued
as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of June 30, 2009, the Fund had no outstanding forward contracts.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F14 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
5 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/ VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Marc L. Baylin, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

June 30, 2009 Oppenheimer Core Bond Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds S E M I A N N UA L R E P O RT Investment Strategy Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER CORE BOND FUND/VA
Fund Objective. The Fund’s main objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.
Cumulative Total Returns

For the 6-Month Period Ended 6/30/09

Non-Service Shares	–1.71%
Service Shares	–2.03
Average Annual Total Returns

For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	–39.27%	–6.67%	–0.50%

			Since
			Inception
	1-Year	5-Year	(5/1/02)

Service Shares	–39.44%	–6.92%	–2.93%
Expense Ratios

For the Fiscal Year Ended 12/31/08

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.73%	0.55%
Service Shares	0.97	0.79
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year. The net expense ratios take into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
Credit Allocation

Agency	50.0%
AAA	14.3
AA	1.4
A	8.3
BBB	11.3
BB	0.6
B	0.6
Not Rated	0.3
Other Securities	13.2
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
Corporate Bonds & Notes—Top Ten Industries

Oil, Gas & Consumable Fuels	3.3%
Diversified Financial Services	2.6
Diversified Telecommunication Services	2.4
Media	1.7
Capital Markets	1.7
Food Products	1.2
Commercial Banks	1.1
Automobiles	1.0
Electric Utilities	1.0
Industrial Conglomerates	1.0
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
2 | OPPENHEIMER CORE BOND FUND/VA

Fund Performance Discussion
The Fund’s Non-Service shares returned –1.71% for the six-month period ended June 30, 2009. The Fund’s benchmarks, the Barclays Capital Credit Index, the Barclays Capital Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index, returned 6.87%, 1.90% and 1.44%, respectively, over the same time frame.
     In the first half of the reporting period, with the credit markets still frozen and suffering from the aftershocks of the financial disarray that occurred in the second half of 2008, the Fund’s performance during that time declined and underperformed its benchmarks. An easing of credit conditions in the bond space over the reporting period helped the Fund outpace the Barclays Capital Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index over the second half of the period.
     During the first half of the reporting period, the Fund’s investments in the high yield, investment grade and commercial mortgage-backed securities (CMBS) sectors detracted from Fund performance, while investments in the mortgage-backed securities (MBS) sector added to Fund performance. In the second half of the reporting period, the investment grade sector rebounded strongly and, along with the MBS and CMBS sectors, added to Fund performance.
     Effective April 2009, Krishna Memani and Peter Strzalkowski, with the support of the Investment Grade Fixed Income team, are the new portfolio managers of the Fund. Since taking over the Fund, they have transitioned the portfolio to a position they feel is suitable for the market conditions existing as of the period’s end. The team believes that a core bond allocation should act as a “ballast” in a portfolio, providing competitive returns, while holding its value in a down market.
     At period end, the portfolio has been positioned to diversify its sources of risk and return. The Fund’s investments in the commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities (MBS) and investment grade financials sectors have been reduced, while its investments in investment grade non-financials have increased. The Fund’s largest allocation within the MBS sector at period end was comprised mostly of agency mortgages.
     Although it appears that the worst of the financial crisis may be behind us, the team believes volatility is likely to be with us for some time due to lower economic growth. As such, the portfolio managers plan to manage risk very tightly in the coming months.
     Fixed income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund’s share prices can fall. The Fund invests in debt securities below investment grade, which may entail greater credit risks, as described in the prospectus. Mortgage-related securities have greater potential for loss when interest rates rise. Please note that derivative instruments, securities whose values depend on the performance of an underlying security or asset, entail potentially higher volatility and risk of loss compared to traditional stock or bond investments.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
3 | OPPENHEIMER CORE BOND FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2009	June 30, 2009	June 30, 2009

Non-Service shares	$1,000.00	$982.90	$3.05
Service shares	1,000.00	979.70	4.33

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.72	3.11
Service shares	1,000.00	1,020.43	4.42
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service shares	0.62%
Service shares	0.88
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
4 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Principal
	Amount	Value

Asset-Backed Securities—5.7%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.794%, 5/25/34[1]	$1,538,283	$886,560
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.414%, 9/25/36[1]	30,000	20,501
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates, Series 2006-W5, Cl. A2B, 0.414%, 5/26/36[1]	12,585	11,592
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	730,000	755,389
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates, Series 2006-A, Cl. AV2, 0.414%, 5/16/36[1]	11,631	11,218
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	1,730,000	1,791,522
Citibank Credit Card Issuance Trust Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	266,238
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.054%, 2/25/33[1]	35,747	15,333
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[1]	680,528	524,936
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[1]	389,489	284,108
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.434%, 6/25/47[1]	40,000	19,189
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.404%, 7/25/36[1]	47,229	43,023
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.424%, 7/7/36[1]	27,723	18,965
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, Cl. A2, 2.10%, 11/15/11	545,000	545,453
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.575%, 1/20/35[1]	553,976	368,710
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.425%, 3/20/36[1]	25,000	21,719
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[1]	912	906
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	183,403	172,901
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[2]	1,050,363	1,040,532
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.414%, 8/25/36[1]	70,000	22,327
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2005-A6, Cl. A6, 4.50%, 1/15/13	1,740,000	1,789,243
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 2.199%, 1/25/29[1,2]	3,370,016	572,903
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.414%, 7/1/36[1]	882,138	577,049
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	598,711	510,329
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.414%, 9/25/36[1]	35,424	30,761
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.354%, 9/25/36[1]	205,867	197,870
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 0.414%, 7/25/36[1]	22,733	22,219

Total Asset-Backed Securities (Cost $14,941,129)		10,521,496

Mortgage-Backed Obligations—78.8%
Government Agency—65.5%
FHLMC/FNMA/Sponsored—61.2%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-12/15/34	3,643,913	3,726,897
6%, 5/15/18-10/15/29	5,386,038	5,692,707
6.50%, 4/15/18-4/1/34	1,091,326	1,166,596
7%, 8/15/16-10/1/37	968,164	1,041,332
7%, 10/1/31[3]	614,260	665,843
8%, 4/1/16	382,371	409,823
F1 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp.: Continued
9%, 8/1/22-5/1/25	$108,368	$119,801
10.50%, 11/14/20	4,765	5,398
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Certificates:
Series 3279, Cl. PH, 6%, 2/1/27	1,030,000	1,072,289
Series 3306, Cl. PA, 5.50%, 10/1/27	903,738	935,122
Series R001, Cl. AE, 4.375%, 4/1/15	603,850	620,056
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Certificates, Interest-Only Mtg.-Backed Security, Series 3399, Cl. SC, 12.252%, 12/15/37[4]	1,866,967	162,182
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 3045, Cl. DI, 44.194%, 10/15/35[4]	1,931,997	161,956
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	23,871	25,838
Series 1674, Cl. Z, 6.75%, 2/15/24	79,463	85,539
Series 2006-11, Cl. PS, 23.416%, 3/25/36[1]	572,642	687,595
Series 2034, Cl. Z, 6.50%, 2/15/28	10,423	11,216
Series 2042, Cl. N, 6.50%, 3/15/28	28,988	30,628
Series 2043, Cl. ZP, 6.50%, 4/15/28	901,998	961,225
Series 2046, Cl. G, 6.50%, 4/15/28	86,496	92,465
Series 2053, Cl. Z, 6.50%, 4/15/28	12,558	13,445
Series 2066, Cl. Z, 6.50%, 6/15/28	1,587,563	1,687,670
Series 2195, Cl. LH, 6.50%, 10/15/29	978,082	1,039,775
Series 2220, Cl. PD, 8%, 3/15/30	4,368	4,785
Series 2326, Cl. ZP, 6.50%, 6/15/31	311,784	333,105
Series 2435, Cl. EQ, 6%, 5/15/31	22,224	22,742
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,458,369	1,560,745
Series 2470, Cl. LF, 1.319%, 2/15/32[1]	14,385	14,519
Series 2500, Cl. FD, 0.819%, 3/15/32[1]	252,186	248,912
Series 2526, Cl. FE, 0.719%, 6/15/29[1]	395,610	387,753
Series 2538, Cl. F, 0.919%, 12/15/32[1]	2,173,889	2,161,558
Series 2551, Cl. FD, 0.719%, 1/15/33[1]	290,784	287,637
Series 2641, Cl. CE, 3.50%, 9/15/25	8,114	8,160
Series 2750, Cl. XG, 5%, 2/1/34	130,000	135,432
Series 2890, Cl. PE, 5%, 11/1/34	130,000	135,549
Series 2936, Cl. PE, 5%, 2/1/35	69,000	71,781
Series 2939, Cl. PE, 5%, 2/15/35	247,000	257,418
Series 3025, Cl. SJ, 23.579%, 8/15/35[1]	119,690	143,772
Series 3035, Cl. DM, 5.50%, 11/15/25	34,789	35,402
Series 3094, Cl. HS, 23.212%, 6/15/34[1]	336,590	395,241
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 12.978%, 6/1/26[4]	430,280	84,638
Series 183, Cl. IO, 10.404%, 4/1/27[4]	660,638	119,828
Series 184, Cl. IO, 17.374%, 12/1/26[4]	728,656	141,700
Series 192, Cl. IO, 10.935%, 2/1/28[4]	176,331	36,891
Series 200, Cl. IO, 10.312%, 1/1/29[4]	216,044	37,956
Series 202, Cl. IO, (1.583)%, 4/1/29[4]	1,452,634	233,409
Series 205, Cl. IO, 8.953%, 9/1/29[4]	33,609	7,135
Series 206, Cl. IO, (6.616)%, 12/1/29[4]	407,957	76,281
Series 2074, Cl. S, 47.868%, 7/17/28[4]	6,628	905
Series 2079, Cl. S, 59.96%, 7/17/28[4]	11,169	1,522
Series 2130, Cl. SC, 49.149%, 3/15/29[4]	460,661	55,686
Series 224, Cl. IO, 1.656%, 3/1/33[4]	859,666	144,946
Series 243, Cl. 6, 1.711%, 12/15/32[4]	523,735	78,478
Series 2526, Cl. SE, 43.684%, 6/15/29[4]	17,866	2,133
Series 2527, Cl. SG, 55.703%, 2/15/32[4]	1,827,328	114,215
Series 2531, Cl. ST, 55.753%, 2/15/30[4]	566,201	39,162
Series 2796, Cl. SD, 65.624%, 7/15/26[4]	739,307	85,763
Series 2802, Cl. AS, 99.999%, 4/15/33[4]	718,230	55,936
Series 2819, Cl. S, 53.49%, 6/15/34[4]	150,230	14,243
Series 2920, Cl. S, 77.123%, 1/15/35[4]	2,818,477	282,637
Series 3000, Cl. SE, 99.999%, 7/15/25[4]	3,197,401	271,377
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	165,584	13,470
Series 3110, Cl. SL, 99.999%, 2/15/26[4]	461,917	38,696
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.652%, 6/1/26[5]	175,303	147,074
Series 192, Cl. PO, 8.951%, 2/1/28[5]	176,331	149,677
Federal National Mortgage Assn.:
4.50%, 7/1/24-7/1/39[6]	6,330,000	6,379,146
5%, 2/25/22-7/25/22	40,225	41,712
5%, 7/1/24-7/1/39[6]	8,889,000	9,062,448
5.296%, 10/1/36	438,734	457,177
5.50%, 7/1/24-7/1/39[6]	19,990,000	20,685,802
6%, 10/1/37	1,622,015	1,697,825
6%, 7/1/23-7/1/39[6]	7,464,000	7,859,836
6.50%, 3/25/11-1/1/34	1,997,386	2,119,680
6.50%, 8/25/17[3]	325,775	345,335
6.50%, 7/1/37[6]	9,566,000	10,189,282
7%, 11/1/17-7/25/35	1,194,554	1,273,824
7.50%, 1/1/33	18,213	19,878
8.50%, 7/1/32	47,191	51,387
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19	29,997	32,617
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	986,475	1,060,976
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	844,647	899,933
Trust 1998-61, Cl. PL, 6%, 11/25/28	443,638	474,344
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	672,443	709,562
Trust 2001-44, Cl. QC, 6%, 9/25/16	48,030	51,365
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	49,158	52,529
Trust 2001-74, Cl. QE, 6%, 12/25/31	1,328,289	1,418,417
Trust 2002-12, Cl. PG, 6%, 3/25/17	23,306	24,944
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,964,000	4,041,790
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,975,000	2,093,349
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	1,160,000	1,180,811
F2 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Continued
Trust 2005-117, Cl. LA, 5.50%, 12/25/27	$96,075	$98,553
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	983,875	1,004,343
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	138,434	143,140
Trust 2006-46, Cl. SW, 23.049%, 6/25/36[1]	433,125	517,619
Trust 2006-50, Cl. KS, 23.05%, 6/25/36[1]	917,741	1,030,281
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	1,365,403	1,407,839
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Trust 2005-14, Cl. SE, 42.618%, 3/25/35[4]	562,554	50,083
Trust 2006-60, Cl. DI, 42.267%, 4/25/35[4]	416,774	36,199
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 55.49%, 11/18/31[4]	53,801	5,760
Trust 2001-63, Cl. SD, 43.456%, 12/18/31[4]	16,425	1,844
Trust 2001-65, Cl. S, 52.087%, 11/25/31[4]	1,349,854	146,069
Trust 2001-68, Cl. SC, 34.096%, 11/25/31[4]	11,200	1,233
Trust 2001-81, Cl. S, 37.084%, 1/25/32[4]	342,905	38,825
Trust 2002-28, Cl. SA, 40.872%, 4/25/32[4]	8,960	1,208
Trust 2002-38, Cl. SO, 58.622%, 4/25/32[4]	20,307	1,989
Trust 2002-39, Cl. SD, 42.792%, 3/18/32[4]	13,428	1,438
Trust 2002-47, Cl. NS, 35.792%, 4/25/32[4]	891,639	96,459
Trust 2002-48, Cl. S, 37.70%, 7/25/32[4]	14,977	1,632
Trust 2002-51, Cl. S, 36.115%, 8/25/32[4]	818,528	87,338
Trust 2002-52, Cl. SD, 39.252%, 9/25/32[4]	945,077	99,578
Trust 2002-52, Cl. SL, 38.523%, 9/25/32[4]	9,261	1,015
Trust 2002-53, Cl. SK, 40.205%, 4/25/32[4]	46,786	5,003
Trust 2002-56, Cl. SN, 40.571%, 7/25/32[4]	20,420	2,256
Trust 2002-60, Cl. SM, 55.601%, 8/25/32[4]	189,196	16,852
Trust 2002-7, Cl. SK, 55.314%, 1/25/32[4]	87,862	10,065
Trust 2002-77, Cl. BS, 45.141%, 12/18/32[4]	112,213	11,637
Trust 2002-77, Cl. IS, 50.974%, 12/18/32[4]	34,597	3,728
Trust 2002-77, Cl. JS, 43.621%, 12/18/32[4]	189,609	20,690
Trust 2002-77, Cl. SA, 45.93%, 12/18/32[4]	180,922	18,827
Trust 2002-77, Cl. SH, 45.245%, 12/18/32[4]	438,964	52,980
Trust 2002-84, Cl. SA, 54.817%, 12/25/32[4]	1,221,095	125,183
Trust 2002-9, Cl. MS, 36.818%, 3/25/32[4]	17,196	1,918
Trust 2002-90, Cl. SN, 58.034%, 8/25/32[4]	97,332	8,673
Trust 2002-90, Cl. SY, 59.287%, 9/25/32[4]	61,114	5,310
Trust 2003-26, Cl. DI, 10.585%, 4/25/33[4]	35,800	4,441
Trust 2003-33, Cl. SP, 62.33%, 5/25/33[4]	1,312,274	140,524
Trust 2003-4, Cl. S, 50.438%, 2/25/33[4]	853,525	90,157
Trust 2003-89, Cl. XS, 66.926%, 11/25/32[4]	999,556	64,976
Trust 2004-54, Cl. DS, 51.606%, 11/25/30[4]	684,018	85,896
Trust 2005-40, Cl. SA, 76.277%, 5/25/35[4]	1,609,382	154,182
Trust 2005-40, Cl. SB, 90.122%, 5/25/35[4]	72,277	8,984
Trust 2005-6, Cl. SE, 88.998%, 2/25/35[4]	2,076,287	194,101
Trust 2005-71, Cl. SA, 74.914%, 8/25/25[4]	2,044,428	194,885
Trust 2005-87, Cl. SE, 80.932%, 10/25/35[4]	6,381,791	571,293
Trust 2005-87, Cl. SG, 99.999%, 10/25/35[4]	4,000,110	419,722
Trust 221, Cl. 2, 19.434%, 5/1/23[4]	11,556	2,141
Trust 222, Cl. 2, 16.841%, 6/1/23[4]	1,410,407	194,983
Trust 240, Cl. 2, 20.422%, 9/1/23[4]	1,749,738	240,152
Trust 252, Cl. 2, 19.613%, 11/1/23[4]	1,141,161	215,672
Trust 273, Cl. 2, 14.757%, 8/1/26[4]	325,691	63,894
Trust 294, Cl. 2, 8.333%, 2/1/28[4]	127,831	18,088
Trust 301, Cl. 2, 0.719%, 4/1/29[4]	15,591	2,766
Trust 303, Cl. IO, (2.865)%, 11/1/29[4]	190,575	35,816
Trust 319, Cl. 2, 6.021%, 2/1/32[4]	311,656	54,932
Trust 321, Cl. 2, 1.106%, 4/1/32[4]	3,383,134	606,520
Trust 324, Cl. 2, 0.028%, 7/1/32[4]	58,090	9,755
Trust 331, Cl. 5, 2.085%, 2/1/33[4]	47,274	6,485
Trust 331, Cl. 9, 15.376%, 2/1/33[4]	797,452	121,338
F3 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 334, Cl. 12, (7.843)%, 2/1/33[4]	$82,047	$11,058
Trust 334, Cl. 17, 22.317%, 2/1/33[4]	545,620	65,641
Trust 334, Cl. 3, (15.137)%, 7/1/33[4]	385,213	47,157
Trust 334, Cl. 5, (15.087)%, 5/1/33[4]	54,986	6,656
Trust 338, Cl. 2, (4.661)%, 7/1/33[4]	1,632,272	258,964
Trust 339, Cl. 12, 3.909%, 7/1/33[4]	1,096,999	157,296
Trust 339, Cl. 7, (7.218)%, 7/1/33[4]	2,785,724	311,939
Trust 339, Cl. 8, (7.298)%, 8/1/33[4]	218,877	27,118
Trust 343, Cl. 13, 6.355%, 9/1/33[4]	898,951	142,097
Trust 343, Cl. 18, 3.918%, 5/1/34[4]	273,699	51,911
Trust 345, Cl. 9, 2.401%, 1/1/34[4]	1,234,793	216,372
Trust 351, Cl. 10, 3.464%, 4/1/34[4]	384,173	49,445
Trust 351, Cl. 11, (0.318)%, 11/1/34[4]	195,845	25,298
Trust 351, Cl. 8, 2.745%, 4/1/34[4]	596,303	81,015
Trust 355, Cl. 6, 4.166%, 12/1/33[4]	224,737	29,796
Trust 355, Cl. 7, 1.119%, 11/1/33[4]	166,546	22,869
Trust 356, Cl. 10, (2.058)%, 6/1/35[4]	515,350	63,285
Trust 356, Cl. 12, (3.812)%, 2/1/35[4]	264,000	31,828
Trust 362, Cl. 12, 1.298%, 8/1/35[4]	1,568,322	241,074
Trust 362, Cl. 13, (0.567)%, 8/1/35[4]	865,934	121,352
Trust 364, Cl. 15, (0.136)%, 9/1/35[4]	59,012	7,918
Trust 364, Cl. 16, 0.008%, 9/1/35[4]	1,115,077	171,341
Trust 365, Cl. 16, 15.722%, 3/1/36[4]	1,819,558	263,585
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 1993-184, Cl. M, 5.894%, 9/25/23[5]	425,000	384,265
Trust 324, Cl. 1, 7.759%, 7/1/32[5]	14,506	13,086

		112,437,272

GNMA/Guaranteed—4.3%
Government National Mortgage Assn.:
4.50%, 7/1/24[6]	6,430,000	6,419,956
7%, 12/29/23-3/15/26	39,844	43,365
8.50%, 8/1/17-12/15/17	177,669	192,449
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 44.934%, 7/16/28[4]	22,443	3,067
Series 2001-21, Cl. SB, 77.772%, 1/16/27[4]	835,579	98,201
Series 2002-15, Cl. SM, 69.603%, 2/16/32[4]	900,875	117,453
Series 2004-11, Cl. SM, 52.623%, 1/17/30[4]	617,678	76,112
Series 2006-47, Cl. SA, 82.744%, 8/16/36[4]	8,028,796	828,466
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	106,249	117,576
Series 2000-7, Cl. Z, 8%, 1/16/30	47,496	51,057

		7,947,702

Non-Agency—13.3%
Commercial—9.8%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.997%, 4/14/29[4]	9,589,382	322,132
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	4,070,000	2,109,110
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, (6.526)%, 6/22/24[4]	8,392,195	225,881
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 0.414%, 9/25/36[1]	2,893	2,813
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	80,000	62,223
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.299%, 12/1/49[1]	1,920,000	1,035,981
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	380,000	348,200
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	128,153	88,840
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	39,288	27,021
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	692,712	565,692
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	706,847	509,093
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.124%, 11/1/37[1]	587,462	370,961
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	33,077	33,005
F4 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Commercial Continued
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16	$605,000	$651,489
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%,10/1/42	1,110,000	707,285
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	3,950,000	3,576,852
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	1,080,000	960,235
Series 2007-LD11, Cl. A2, 5.992%, 6/15/49[1]	110,000	101,576
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	2,320,000	2,250,511
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[1]	2,300,000	1,450,677
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, (1.976)%, 2/18/30[4]	4,542,258	112,899
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24	218,480	161,450
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,321,081	1,012,250
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	241	241
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, (0.457)%, 5/18/32[4]	60,015,566	252,023
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2002-AL1, Cl. B2, 3.45%, 2/25/32	2,064,534	830,289
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48	370,000	343,660

		18,112,389

Manufactured Housing—1.2%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.071%, 3/25/36[1]	3,294,728	2,152,207
Multifamily—0.9%
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.981%, 12/25/34[1]	711,694	634,561
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.581%, 9/25/34[1]	599,556	521,708
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.092%, 3/25/36[1]	766,449	521,129

		1,677,398

Other—0.0%
JPMorgan Mortgage Trust 2005-S2, Mtg. Pass-Through Certificates, Series 2005-S2, Cl. 3A1, 6.732%, 2/25/32[1]	59,218	46,528
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 55.858%, 10/23/17[4]	2,898	329
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series1987-3, Cl. A, 4.164%, 10/23/17[5]	4,289	4,211

		51,068

Residential—1.4%
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	40,000	31,076
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 5A3, 5.122%, 11/1/33[1]	1,218,731	1,035,094
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	547,666	404,246
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.077%, 10/25/36[1]	87,158	69,268
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	485,237	461,605
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	91,637	63,707
F5 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Residential Continued
RALI Series 2006-QS13 Trust: Continued
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	$20,349	$18,886
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36	55,738	54,281
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	34,701	15,127
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 5.394%, 2/1/37[1]	78,639	46,682
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.36%, 9/1/34[1]	392,719	323,436

		2,523,408

Total Mortgage-Backed Obligations (Cost $151,290,719)		144,901,444

U.S. Government Obligations—2.1%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	2,020,000	1,991,152
Federal National Mortgage Assn. Nts., 2.50%, 5/15/14	1,630,000	1,604,973
Resolution Funding Corp. Bonds, Residual Funding STRIPS, 4.994%, 1/15/21[7]	272,000	157,694

Total U.S. Government Obligations (Cost $3,797,397)		3,753,819

Corporate Bonds and Notes—27.0%
Consumer Discretionary—3.8%
Automobiles—1.0%
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	455,000	463,133
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	1,525,000	1,461,186

		1,924,319

Household Durables—0.5%
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09[2]	910,000	911,138
Media—1.7%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	290,000	339,730
Comcast Cable Communications, Inc., 8.875% Unsub. Nts., 5/1/17	525,000	618,107
News America, Inc., 6.65% Sr. Unsec. Unsub. Nts., 11/15/37	425,000	382,979
Time Warner Cable, Inc., 7.30% Sr. Nts., 7/1/38	170,000	177,464
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	655,000	721,877
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	255,000	285,961
Viacom, Inc.:
6.25% Sr. Unsec. Nts., 4/30/16	190,000	187,416
6.875% Sr. Unsec. Nts., 4/30/36	400,000	369,252

		3,082,786

Multiline Retail—0.2%
Target Corp., 7% Bonds, 1/15/38	365,000	389,779
Specialty Retail—0.4%
Home Depot, Inc. (The), 5.40% Sr. Nts., 3/1/16	320,000	319,931
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	355,000	375,596

		695,527

Consumer Staples—2.5%
Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc.:
8% Sr. Nts., 11/15/39[8]	170,000	185,648
8.20% Sr. Unsec. Unsub. Nts., 1/15/39[8]	645,000	719,599

		905,247

Food & Staples Retailing—0.3%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	250,000	303,966
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11	300,000	317,864

		621,830

Food Products—1.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	506,000	493,049
8.50% Sr. Unsec. Nts., 6/15/19	380,000	398,016
ConAgra Foods, Inc., 7% Nts., 4/15/19	420,000	461,263
Kraft Foods, Inc., 6.875% Sr. Unsec. Unsub. Nts., 2/1/38	355,000	376,241
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	420,000	444,187

		2,172,756
F6 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Tobacco—0.5%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	$730,000	$838,232
Energy—3.6%
Energy Equipment & Services—0.3%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	515,000	511,138
Oil, Gas & Consumable Fuels—3.3%
ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39	180,000	191,987
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	515,000	540,004
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	930,000	867,724
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19	400,000	455,718
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	450,000	414,174
Noble Energy, Inc., 8.25% Sr. Unsec. Nts., 3/1/19	480,000	547,048
Petro-Canada, 5.95% Sr. Unsec. Unsub. Bonds, 5/15/35	255,000	230,297
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13[8]	787,611	807,713
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts., 5/1/18	550,000	557,478
TEPPCO Partners LP, 6.125% Nts., 2/1/13	900,000	897,521
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	95,000	90,757
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	360,000	362,691
XTO Energy, Inc., 6.50% Sr. Unsec. Unsub. Nts., 12/15/18	170,000	182,707

		6,145,819

Financials—6.8%
Capital Markets—1.7%
Credit Suisse New York, 6% Unsec. Sub. Nts., 2/15/18	550,000	549,992
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	826,000	667,486
Goldman Sachs Group, Inc. (The), 7.50% Sr. Unsec. Nts., 2/15/19	295,000	316,423
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[2,9]	4,692,000	469
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	215,000	200,448
7.30% Sr. Unsec. Nts., 5/13/19	1,180,000	1,225,749
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37[6,8]	231,000	184,513

		3,145,080

Commercial Banks—1.1%
Barclays Bank plc, 6.278% Perpetual Bonds[10]	350,000	189,309
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[1]	1,120,000	592,676
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15	535,000	509,541
Wachovia Corp., 5.625% Sub. Nts., 10/15/16	240,000	229,610
Wells Fargo Capital X, 5.95% Unsec. Sub. Bonds, 12/15/36	755,000	560,286

		2,081,422

Consumer Finance—0.4%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	410,000	402,835
American Express Co., 8.125% Sr. Unsec. Nts., 5/20/19	255,000	265,070

		667,905

Diversified Financial Services—2.6%
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10	700,000	595,057
Citigroup, Inc.:
5.50% Unsec. Sub. Nts., 2/15/17	545,000	444,731
5.625% Unsec. Sub. Nts., 8/27/12	370,000	346,747
6.125% Sub. Nts., 8/25/36	475,000	354,306
8.30% Jr. Sub. Bonds, 12/21/57[1]	235,000	183,542
JPMorgan Chase & Co.:
5.125% Unsec. Sub. Nts., 9/15/14	405,000	403,676
7.90% Perpetual Bonds, Series 1[10]	920,000	807,328
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	1,730,000	1,609,644

		4,745,031

Insurance—1.0%
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	740,000	194,250
Axa SA, 6.379% Sub. Perpetual Bonds[8,10]	665,000	426,633
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36[1]	415,000	297,503
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[8]	470,000	450,619
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[8]	435,000	395,940

		1,764,945
F7 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Health Care—1.4%
Health Care Equipment & Supplies—0.3%
Covidien International Finance SA, 6.55% Sr. Unsec. Unsub. Nts., 10/15/37	$450,000	$499,547
Hospira, Inc., 6.40% Sr. Unsec. Unsub. Nts., 5/15/15	90,000	94,901

		594,448

Health Care Providers & Services—0.3%
United Health Group, Inc., 6% Sr. Unsec. Nts., 2/15/18	215,000	206,681
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	425,000	435,914

		642,595

Life Sciences Tools & Services—0.3%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	470,000	472,347
Pharmaceuticals—0.5%
Genentech, Inc., 5.25% Sr. Unsec. Unsub. Nts., 7/15/35	500,000	466,776
Schering-Plough Corp., 6% Sr. Unsec. Nts., 9/15/17	425,000	453,303

		920,079

Industrials—3.0%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19[8]	450,000	460,917
Commercial Services & Supplies—0.7%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	375,000	351,891
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	920,000	889,308

		1,241,199

Industrial Conglomerates—1.0%
General Electric Capital Corp.:
5.45% Sr. Unsec. Nts., Series A, 1/15/13	740,000	760,318
5.875% Unsec. Unsub. Nts., 1/14/38	340,000	269,558
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	920,000	871,515

		1,901,391

Machinery—0.2%
John Deere Capital Corp., 5.75% Sr. Nts., 9/10/18	430,000	439,534
Road & Rail—0.8%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19	685,000	745,229
Union Pacific Corp.:
5.75% Sr. Unsec. Unsub. Nts., 11/15/17	255,000	257,469
6.125% Sr. Unsec. Nts., 2/15/20	470,000	488,293

		1,490,991

Information Technology—0.6%
Communications Equipment—0.3%
Nokia Corp., 5.375% Sr. Unsec. Nts., 5/15/19	455,000	461,215
Semiconductors & Semiconductor Equipment—0.1%
Analog Devices, Inc., 5% Sr. Unsec. Nts., 7/1/14	174,000	174,564
Software—0.2%
Oracle Corp., 6.125% Sr. Unsec. Nts., 7/8/39[6]	430,000	425,442
Materials—0.9%
Metals & Mining—0.9%
Vale Overseas Ltd.:
6.25% Nts., 1/23/17	350,000	354,600
6.875% Bonds, 11/21/36	545,000	519,713
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	475,000	421,333
6% Sr. Unsec. Unsub. Nts., 10/15/15	347,000	307,769

		1,603,415

Telecommunication Services—2.5%
Diversified Telecommunication Services—2.4%
AT&T Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	970,000	939,329
CenturyTel, Inc., 8.375% Sr. Unsec. Nts., Series H, 10/15/10	335,000	351,020
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10[1]	427,000	449,196
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	880,000	889,272
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	420,000	443,216
Telus Corp., 8% Nts., 6/1/11	690,000	740,990
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	750,000	735,856

		4,548,879

Wireless Telecommunication Services—0.1%
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	86,000	93,863
Utilities—1.9%
Electric Utilities—1.0%
Duke Energy Carolinas LLC, 6.10% Sr. Unsec. Unsub. Nts., 6/1/37	440,000	461,498
Exelon Generation Co. LLC, 6.20% Sr. Nts., 10/1/17	267,000	266,153
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10	875,000	886,287
Oncor Electric Delivery Co., 5.95% Sec. Bonds, 9/1/13	290,000	302,124

		1,916,062
F8 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Energy Traders—0.2%
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	$330,000	$345,589
Gas Utilities—0.1%
Atmos Energy Corp., 8.50% Sr. Unsec. Nts., 3/15/19	205,000	239,785
Multi-Utilities—0.6%
Pacific Gas & Electric Co., 6.25% Sr. Unsec. Unsub. Nts., 3/1/39	300,000	321,381
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16	250,000	261,294
9.80% Sr. Unsec. Nts., 2/15/19	390,000	473,110

		1,055,785

Total Corporate Bonds and Notes (Cost $54,154,245)		49,631,054

	Units	Value

Rights, Warrants and Certificates—0.0%
Pathmark Stores, Inc. Wts., Strike Price $22.31, Exp. 9/19/10[2,11] (Cost $14,872)	5,408	$2

	Shares

Investment Companies—17.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[12,14]	84,682	84,682
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[12,13]	31,897,417	31,897,417

Total Investment Companies (Cost $31,982,099)		31,982,099

Total Investments, at Value (Cost $256,180,461)	131.0%	240,789,914
Liabilities in Excess of Other Assets	(31.0)	(56,913,773)

Net Assets	100.0%	$183,876,141

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Illiquid security. The aggregate value of illiquid securities as of June 30, 2009 was $2,525,044, which represents 1.37% of the Fund’s net assets. See Note 6 of accompanying Notes.

3.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $768,169. See Note 5 of accompanying Notes.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,058,218 or 6.01% of the Fund’s net assets as of June 30, 2009.

5.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $698,313 or 0.38% of the Fund’s net assets as of June 30, 2009.

6.	When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See Note 1 of accompanying Notes.

7.	Zero coupon bond reflects effective yield on the date of purchase.

8.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,631,582 or 1.98% of the Fund’s net assets as of June 30, 2009.

9.	Issue is in default. See Note 1 of accompanying Notes.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Non-income producing security.

12.	Rate shown is the 7-day yield as of June 30, 2009.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

OFI Liquid Assets Fund, LLC	—	810,000	810,000	—
Oppenheimer Institutional Money Market Fund, Cl. E	13,605,218	121,901,580	103,609,381	31,897,417

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$1,106	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	31,897,417	84,465

	$31,897,417	$85,571

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

14.	Interest rate less than 0.0005%.
F9 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$10,521,496	$—	$10,521,496
Mortgage-Backed Obligations	—	144,901,444	—	144,901,444
U.S. Government Obligations	—	3,753,819	—	3,753,819
Corporate Bonds and Notes	—	49,631,054	—	49,631,054
Rights, Warrants and Certificates	—	2	—	2
Investment Companies	31,982,099	—	—	31,982,099

Total Investments, at Value	31,982,099	208,807,815	—	240,789,914
Other Financial Instruments:
Swaps	—	682,022	—	682,022
Futures	21,544	—	—	21,544

Total Assets	$32,003,643	$209,489,837	$—	$241,493,480

Liabilities Table
Other Financial Instruments:
Swaps	$—	$(102,259)	$—	$(102,259)
Futures	(44,059)	—	—	(44,059)

Total Liabilities	$(44,059)	$(102,259)	$—	$(146,318)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Futures Contracts as of June 30, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	99	9/21/09	$11,717,578	$304,545
U.S. Treasury Nts., 2 yr.	Sell	139	9/30/09	30,054,406	(59,339)
U.S. Treasury Nts., 5 yr.	Sell	49	9/30/09	5,621,219	59,380
U.S. Treasury Nts., 10 yr.	Buy	83	9/21/09	9,650,047	48,704

					$353,290

F10 | OPPENHEIMER CORE BOND FUND/VA

Credit Default Swap Contracts as of June 30, 2009 are as follows:

		Buy/Sell	Notional
Swap		Credit	Amount	Receive/Pay	Termination
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	Value

Inco Ltd.:
	Morgan Stanley Capital Services, Inc.	Buy	$1,015	0.63%	3/20/17	$24,559
	Morgan Stanley Capital Services, Inc.	Buy	1,030	0.70	3/20/17	20,145

		Total	2,045			44,704
Merrill Lynch & Co., Inc.:
	Barclays Bank plc	Sell	2,575	4.15	9/20/09	13,109
	Credit Suisse International	Sell	1,285	4.15	9/20/09	6,542

		Total	3,860			19,651
Vale Overseas:
	Morgan Stanley Capital Services, Inc.	Sell	1,015	1.10	3/20/17	(53,072)
	Morgan Stanley Capital Services, Inc.	Sell	1,030	1.17	3/20/17	(49,187)

		Total	2,045			(102,259)

				Grand Total Buys		44,704
				Grand Total Sells		(82,608)

				Total Credit Default Swaps		$(37,904)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset on	Payments for Selling Credit	Amount	Reference Asset
which the Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$5,905,000	$—	A to BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Interest Rate Swap Contracts as of June 30, 2009 are as follows:

Interest Rate/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount (000’s)	the Fund	the Fund	Date	Value

USD BBA LIBOR
Deutsche Bank AG	$3,870	Three-Month USD BBA LIBOR	5.445%	8/8/17	$617,667
Abbreviation is as follows:
BBA LIBOR    British Bankers’ Association London-Interbank Offered Rate
Swap Summary as of June 30, 2009 is as follows:
The following table aggregates, as of period , the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

	Swap Type from Fund	Notional
Swap Counterparty	Perspective	Amount (000’s)	Value

Barclays Bank plc	Credit Default Sell Protection	$2,575	$13,109
Credit Suisse International	Credit Default Sell Protection	1,285	6,542
Deutsche Bank AG	Interest Rate	3,870	617,667
Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	2,045	44,704
	Credit Default Sell Protection	2,045	(102,259)

			(57,555)

Total Swaps			$579,763

See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $224,283,044)	$208,892,497
Affiliated companies (cost $31,897,417)	31,897,417

240,789,914
Swaps, at value	682,022
Receivables and other assets:
Investments sold (including $7,041,144 sold on a when-issued or delayed delivery basis)	7,041,645
Shares of beneficial interest sold	1,995,843
Interest, dividends and principal paydowns	1,594,444
Terminated investment contracts	33,605
Futures margins	21,544
Other	18,012

Total assets	252,177,029

Liabilities
Swaps, at value	102,259
Payables and other liabilities:
Investments purchased (including $67,510,985 purchased on a when-issued or delayed delivery basis)	68,041,738
Futures margins	44,059
Shares of beneficial interest redeemed	35,334
Distribution and service plan fees	24,574
Transfer and shareholder servicing agent fees	14,863
Shareholder communications	10,346
Trustees’ compensation	10,058
Other	17,657

Total liabilities	68,300,888

Net Assets	$183,876,141

Composition of Net Assets
Par value of shares of beneficial interest	$29,095
Additional paid-in capital	326,336,904
Accumulated net investment income	7,348,725
Accumulated net realized loss on investments	(135,381,089)
Net unrealized depreciation on investments	(14,457,494)

Net Assets	$183,876,141

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $134,099,706 and 21,167,932 shares of beneficial interest outstanding)	$6.34
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $49,776,435 and 7,927,526 shares of beneficial interest outstanding)	$6.28
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Investment Income
Interest (net of foreign withholding taxes of $266)	$7,550,091
Fee income	810,242
Dividends:
Unaffiliated companies	4,895
Affiliated companies	84,465
Income from investment of securities lending cash collateral, net—affiliated companies	1,106
Other income	5,302

Total investment income	8,456,101

Expenses
Management fees	561,917
Distribution and service plan fees — Service shares	63,782
Transfer and shareholder servicing agent fees:
Non-Service shares	25,562
Service shares	11,157
Shareholder communications:
Non-Service shares	45,498
Service shares	17,190
Trustees’ compensation	6,763
Custodian fees and expenses	1,100

Total expenses	732,969
Less waivers and reimbursements of expenses	(91,663)

Net expenses	641,306

Net Investment Income	7,814,795

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(51,006,955)
Closing and expiration of futures contracts	(1,666,649)
Swap contracts	(17,103,465)

Net realized loss	(69,777,069)
Net change in unrealized appreciation (depreciation) on:
Investments	54,103,830
Futures contracts	446,760
Swap contracts	1,242,346

Net change in unrealized depreciation	55,792,936

Net Decrease in Net Assets Resulting from Operations	$(6,169,338)

See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$7,814,795	$25,010,517
Net realized loss	(69,777,069)	(108,962,092)
Net change in unrealized depreciation	55,792,936	(67,980,167)

Net decrease in net assets resulting from operations	(6,169,338)	(151,931,742)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	—	(12,773,902)
Service shares	—	(4,423,158)

	—	(17,197,060)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(18,454,708)	(47,839,123)
Service shares	(10,931,388)	7,196,319

	(29,386,096)	(40,642,804)

Net Assets
Total decrease	(35,555,434)	(209,771,606)
Beginning of period	219,431,575	429,203,181

End of period (including accumulated net investment income (loss) of $7,348,725 and $(466,070), respectively)	$183,876,141	$219,431,575

See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$6.45	$11.06	$11.16	$11.19	$11.50	$11.42

Income (loss) from investment operations:
Net investment income[1]	.25	.66	.55	.53	.51	.43
Net realized and unrealized gain (loss)	(.36)	(4.82)	(.08)	.03	(.23)	.18

Total from investment operations	(.11)	(4.16)	.47	.56	.28	.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.45)	(.57)	(.59)	(.59)	(.53)

Net asset value, end of period	$6.34	$6.45	$11.06	$11.16	$11.19	$11.50

Total Return, at Net Asset Value[2]	(1.71)%	(39.05)%	4.39%	5.28%	2.59%	5.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134,100	$156,339	$325,661	$367,106	$430,642	$504,244

Average net assets (in thousands)	$137,287	$271,355	$345,723	$391,750	$466,033	$552,293

Ratios to average net assets:[3]
Net investment income	8.41%	6.76%	5.07%	4.83%	4.56%	3.82%
Total expenses	0.71%[4]	0.63%[4]	0.68%[4]	0.77%[4]	0.76%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.62%	0.68%	0.77%	0.76%	0.75%

Portfolio turnover rate[5]	91%	51%	89%	114%	111%	95%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods of less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.72%
Year Ended December 31, 2008	0.63%
Year Ended December 31, 2007	0.68%
Year Ended December 31, 2006	0.77%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2009	$504,610,617	$533,041,473
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693
Year Ended December 31, 2006	$1,168,229,255	$1,270,329,129
Year Ended December 31, 2005	$2,420,041,493	$2,423,498,913
Year Ended December 31, 2004	$2,841,348,053	$2,925,500,296
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$6.41	$10.98	$11.10	$11.15	$11.47	$11.39

Income from investment operations:
Net investment income[1]	.25	.63	.52	.49	.47	.40
Net realized and unrealized gain (loss)	(.38)	(4.77)	(.08)	.03	(.22)	.18

Total from investment operations	(.13)	(4.14)	.44	.52	.25	.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.43)	(.56)	(.57)	(.57)	(.50)

Net asset value, end of period	$6.28	$6.41	$10.98	$11.10	$11.15	$11.47

Total Return, at Net Asset Value[2]	(2.03)%	(39.07)%	4.09%	4.93%	2.33%	5.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,776	$63,093	$103,542	$41,191	$11,110	$3,505

Average net assets (in thousands)	$51,364	$101,597	$70,116	$21,265	$7,213	$3,002

Ratios to average net assets:[3]
Net investment income	8.21%	6.55%	4.85%	4.56%	4.29%	3.55%
Total expenses	0.97%[4]	0.88%[4]	0.92%[4]	1.06%[4]	1.03%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.87%	0.92%	1.06%	1.03%	0.99%

Portfolio turnover rate[5]	91%	51%	89%	114%	111%	95%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods of less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.98%
Year Ended December 31, 2008	0.88%
Year Ended December 31, 2007	0.92%
Year Ended December 31, 2006	1.06%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2009	$504,610,617	$533,041,473
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693
Year Ended December 31, 2006	$1,168,229,255	$1,270,329,129
Year Ended December 31, 2005	$2,420,041,493	$2,423,498,913
Year Ended December 31, 2004	$2,841,348,053	$2,925,500,296
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Core Bond Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
F17 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$67,510,985
Sold securities	7,041,144
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
F18 | OPPENHEIMER CORE BOND FUND/VA

     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2009, securities with an aggregate market value of $469, representing less than 0.005% of the Fund’s net assets, were in default.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
F19 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $16,717,149 and unused capital loss carryforwards as follows:

Expiring

2010	$29,885,554
2013	57,295
2014	6,081,496
2015	1,245,459
2016	12,777,851

Total	$50,047,655

As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $136,541,873 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$267,485,470
Federal tax cost of other investments	(14,661,290)

Total federal tax cost	$252,824,180

Gross unrealized appreciation	$7,095,591
Gross unrealized depreciation	(32,858,094)

Net unrealized depreciation	$(25,762,503)

F20 | OPPENHEIMER CORE BOND FUND/VA

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F21 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	650,084	$3,945,032	1,056,698	$9,889,610
Dividends and/or distributions reinvested	—	—	1,288,991	12,773,902
Acquisition-Note 10	—	—	1,626,777	17,178,762
Redeemed	(3,703,464)	(22,399,740)	(9,205,898)	(87,681,397)

Net decrease	(3,053,380)	$(18,454,708)	(5,233,432)	$(47,839,123)

Service Shares
Sold	965,772	$5,807,344	4,464,539	$42,884,220
Dividends and/or distributions reinvested	—	—	449,051	4,423,158
Redeemed	(2,886,623)	(16,738,732)	(4,496,387)	(40,111,059)

Net increase (decrease)	(1,920,851)	$(10,931,388)	417,203	$7,196,319

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$108,001,997	$130,584,081
U.S. government and government agency obligations	16,147,940	12,734,254
To Be Announced (TBA) mortgage-related securities	504,610,617	533,041,473
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $23,576 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
F22 | OPPENHEIMER CORE BOND FUND/VA

Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the six months ended June 30, 2009, the Manager waived $87 and $30 for Non-Service and Service shares, respectively. This voluntary undertaking may be amended or withdrawn at any time.
     Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.18% of the Fund’s average annual net assets. During the six months ended June 30, 2009, the Manager waived $80,429. This voluntary waiver will be applied after all other waivers and may be withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $11,117 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher- yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
F23 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $682,022, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $637,318 as of June 30, 2009.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
As of June 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $57,555. If a contingent feature would have been triggered as of June 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Valuations of derivative instruments as of June 30, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives not Accounted for as Hedging	Statement of Assets			Statement of Assets
Instruments under Statement 133(a)	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Swaps, at value	$64,355		Swaps, at value	$102,259
Interest rate contracts	Futures margins	21,544	*	Futures margins	44,059	*
Interest rate contracts	Swaps, at value	617,667

Total		$703,566			$146,318

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
F24 | OPPENHEIMER CORE BOND FUND/VA

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivative

Derivatives Not
Accounted for as
Hedging Instruments	Closing and expiration
under Statement 133(a)	of futures contracts	Swap contracts	Total

Interest rate contracts	$(1,666,649)	$(4,588,850)	$(6,255,499)
Credit contracts	—	(12,514,615)	(12,514,615)

Total	$(1,666,649)	$(17,103,465)	$(18,770,114)

Amount of Change in Unrealized Gain or Loss Recognized on Derivative

Derivatives Not
Accounted for as
Hedging Instruments
under Statement 133(a)	Futures contracts	Swap contracts	Total

Interest rate contracts	$446,760	$1,672,302	$2,119,062
Credit contracts	—	(429,956)	(429,956)

Total	$446,760	$1,242,346	$1,689,106

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
F25 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
F26 | OPPENHEIMER CORE BOND FUND/VA

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
     Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of June 30, 2009, the Fund had no such total return swap agreements outstanding.
6. Illiquid Securities
As of June 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an
F27 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Illiquid Securities Continued
acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of June 30, 2009, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F28 | OPPENHEIMER CORE BOND FUND/VA

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
10. Acquisition of Government Securities Portfolio
On April 30, 2008, the Fund acquired all of the net assets of Government Securities Portfolio, pursuant to an Agreement and Plan of Reorganization approved by the Government Securities Portfolio shareholders on April 25, 2008. The Fund issued (at an exchange ratio of 1.0341 for Non-Service of the Fund to one share of Government Securities Portfolio) 1,626,777 shares of beneficial interest for Non-Service, valued at $17,178,762 in exchange for the net assets, resulting in combined Non-Service net assets of $321,759,067 on April 30, 2008. The net assets acquired included net unrealized appreciation $284,900 and an unused capital loss carryforward of $194,746, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.
F29 | OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
5 | OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President and Portfolio Manager
Peter A. Strzalkowski, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

June 30, 2009 Oppenheimer Global Securities Semiannual Fund/VA Report A Series of Oppenheimer Variable Account Funds SEMIANNUAL REPORT Investment Strategy Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER GLOBAL SECURITIES FUND/VA
Fund Objective. The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	12.19%
Service Shares	12.05
Class 3 Shares	12.15
Class 4 Shares	12.06
Average Annual Total Returns
For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	-22.54%	2.05%	5.07%

			Since
			Inception
	1-Year	5-Year	(7/13/00)

Service Shares	-22.70%	1.80%	0.22%

			Since
			Inception
	1-Year	5-Year	(5/1/03)

Class 3 Shares	-22.55%	2.05%	8.38%

			Since
			Inception
	1-Year	5-Year	(5/3/04)

Class 4 Shares	-22.71%	1.79%	1.96%
Expense Ratios
For the Fiscal Year Ended 12/31/08

Non-Service Shares	0.75%
Service Shares	1.00
Class 3 Shares	0.75
Class 4 Shares	1.00
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of investments.

Top Ten Common Stock Holdings
Telefonaktiebolaget LM Ericsson, B Shares	4.6%
Juniper Networks, Inc.	2.4
Roche Holding AG	2.3
Siemens AG	2.3
Credit Suisse Group AG	2.2
Microsoft Corp.	2.0
LVMH Moet Hennessey Louis Vuitton	1.9
Infosys Technologies Ltd.	1.9
Intuit, Inc.	1.9
SAP AG	1.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year.
2 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Narrative by Rajeev Bhaman, Portfolio Manager
The Fund’s Non-Service shares returned 12.19% for the six-month period ended June 30, 2009, outperforming its benchmark, the MSCI World Index (“the Index”), which returned 6.35% over the same time-span.
     Our strategy of focusing on high-quality companies, which we believed had significant opportunities for earnings growth, bore out well during the reporting period. We held a number of companies in the information technology and consumer discretionary sectors, which were the largest contributors to Fund performance during the reporting period. Our significant overweight positions to these sectors, along with our stock selection strategy within them, benefited relative Fund performance. At the end of the reporting period, approximately 47% of the Fund was invested in these two sectors.
     In information technology, notable successes were Telefonaktiebolaget LM Ericsson (“Ericsson”), our largest holding at period end; Infosys Technologies Ltd.; Juniper Networks, Inc.; and Corning, Inc. Infosys Technologies and Juniper Networks were also among the top ten holdings of the Fund at period end. In consumer discretionary, leading contributors included LVMH Moet Hennessey Louis Vuitton, which was among the top ten holdings of the Fund at period end; Burberry Group plc and footwear manufacturer Tod’s SpA.1
     Overall, the Fund outperformed in seven of ten sectors versus the Index for the period. The three sectors that underperformed for the Fund were materials, industrials and telecommunication services. Weaker relative stock selection versus the Index in the telecommunication services sector, and an overweight position to the industrials sector detracted from Fund performance. Not holding materials stocks detracted from Fund performance, as the sector performed relatively well for the Index.
     The first two months of the reporting period were characterized by very weak global markets. Fear was on the rise as investors worried about the possibility of a new depression driven by excessive leverage, the disappearance of credit and very real risks to many of the world’s financial institutions. Add to this the decrease in world trade alongside an aggressive global inventory reduction.
     As the mood improved over the second half of the reporting period, markets recovered sharply. In mid-March, confidence and risk appetite began to return to the markets, as economic news became more mixed as opposed to being universally bad. Rates of increase in unemployment and declines in housing prices have slowed in many regions of the globe. The U.S. Treasury conducted stress tests for the country’s largest banks, which have begun to recapitalize with the issuance of tens of billions of dollars of new equity. This has allowed some companies to repay their TARP funding. First quarter results in the U.S., although sharply lower than the previous year, came in ahead of consensus for the first time in seven quarters. Globally, there are signs that the worst of inventory destocking is over, a process whereby manufacturers reduce output as a result of a reduction in consumer spending, and which is indicative of why wholesale inventories fell sharply in late 2008 and early 2009. Energy and material prices have recovered sharply from their first quarter lows.
     Despite these improvements, we are still in the grips of a steep recession. Growth forecasts continue to fall in the developed world. At the end of the reporting period, the latest 2009 consensus numbers for the U.S., Japan, the U.K. and other major European countries are all lower than they were in March, but forecasts for China and India have begun to move upwards. Many of the major trading nations are beginning to see month over month improvements in export demand and a consequent recovery in manufacturing output.
     The Fund’s investment strategy continues to be focused on identifying long-term structural growth stocks – companies we believe have durable long-term earnings, good cash flow characteristics, strong economic returns on invested capital and healthy balance sheets. We also expect to generally continue to be contrarians in terms of acquiring stocks, buying them when they are out of fashion and neglected.

1. These companies are being listed for informational purposes only. OppenheimerFunds is not making any recommendation with respect to these companies and the Fund may or may not still hold shares.
3 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

OPPENHEIMER GLOBAL SECURITIES FUND/VA
     We are seeking to situate the Fund around quality companies that we believe should perform well in most market conditions. Our focus on quality franchises remains the bedrock of the Fund.
     As part of our outlook, we currently anticipate a number of major themes. First, deleveraging will continue, both at the corporate and the individual level. This suggests slower growth. Second, we believe the strong will get stronger. In our opinion, many of the companies with the strongest franchises and brands will continue to pull away from the pack. We also currently anticipate little or no inflation. We believe that the world is running at around 65% capacity utilization while the extent of credit withdrawal from the system has been roughly twice the cumulative size of stimulus packages.
     As well as placing emphasis on companies we believe are strong franchises, we have built the Fund around companies with strong free cash-flow characteristics. We have added very selectively to what we believe are quality financial stocks while retaining an underweight stance to the sector overall at period end. We currently see opportunities in U.S. healthcare insurers which have free cash flows and low single-figure multiples, and also because we believe the existing structure will be the basis of any healthcare reform package. We are also currently optimistic in regards to consumer non-durables with restructuring stories. Clearly, the markets have rallied strongly from their March lows, but we believe certain valuations are still compelling.
     As of the reporting period’s end, we do not plan to stray from our underweight stance in the energy and materials sectors. We view the recent firming of energy and materials prices as a recovery from an oversold position, a sign of growing appetite for risk and a reaction to the weakness of the U.S. dollar. In our opinion, the fundamentals of supply and demand do not support any sustained material upside move in prices.
     We continue to be diversified across a number of geographies at period end. At the end of the reporting period, we had approximately one-third of the Fund invested in the U.S., which we continue to believe is the largest and most innovative economy in the world. The second largest allocation is to Japan. As well as having an economy consisting of large companies, with long track records of significant innovations, Japan is seeing the first signs of adopting more shareholder friendly ways of running companies. We are invested in the United Kingdom, our third largest geographical holding, for the same reasons – it is one of the world’s most open economies, with many high-quality companies. The next largest geographic weightings for the Fund at period end were France, Sweden, Germany, Switzerland, and Mexico.
     As always, we urge shareholders to keep in mind the added volatility and risk—including currency fluctuation, foreign taxes, and economic and political instability—that investing in the securities of international markets entails.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc and the Fund may or may not continue to hold those securities.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
5 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2009	June 30, 2009	June 30, 2009

Actual
Non-Service Shares	$1,000.00	$1,121.90	$3.79
Service Shares	1,000.00	1,120.50	5.11
Class 3 Shares	1,000.00	1,121.50	3.79
Class 4 Shares	1,000.00	1,120.60	5.16

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.22	3.61
Service Shares	1,000.00	1,019.98	4.87
Class 3 Shares	1,000.00	1,021.22	3.61
Class 4 Shares	1,000.00	1,019.93	4.92
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service Shares	0.72%
Service Shares	0.97
Class 3 Shares	0.72
Class 4 Shares	0.98
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Shares	Value

Common Stocks—99.2%
Consumer Discretionary—16.7%
Automobiles—2.0%
Bayerische Motoren Werke (BMW) AG	402,709	$15,203,586
Bayerische Motoren Werke (BMW) AG, Preference	537,990	12,981,255
Toyota Motor Corp.	439,100	16,599,866

		44,784,707

Hotels, Restaurants & Leisure—3.5%
Aristocrat Leisure Ltd.	486,264	1,477,719
Carnival Corp.	1,222,426	31,501,918
International Game Technology	437,800	6,961,020
McDonald’s Corp.	591,500	34,005,335
Shuffle Master, Inc.[1]	610,200	4,033,422

		77,979,414

Household Durables—1.6%
Sony Corp.	1,367,000	35,312,927
Media—3.6%
Dish TV India Ltd.[1]	2,654,022	2,118,514
Grupo Televisa SA, Sponsored GDR	1,737,696	29,540,832
Sirius XM Radio, Inc.[1]	13,465,610	5,790,212
Walt Disney Co. (The)	1,345,300	31,385,849
Wire & Wireless India Ltd.[1]	2,223,250	921,230
Zee Entertainment Enterprises Ltd.	3,163,110	11,703,606

		81,460,243

Specialty Retail—2.4%
Industria de Diseno Textil SA	649,300	31,124,645
Tiffany & Co.	903,800	22,920,368

		54,045,013

Textiles, Apparel & Luxury Goods—3.6%
Bulgari SpA	1,932,918	10,418,860
Burberry Group plc	1,571,688	10,970,761
LVMH Moet Hennessey Louis Vuitton	575,170	43,894,404
Tod’s SpA	292,997	16,741,177

		82,025,202

Consumer Staples—10.9%
Beverages—3.4%
Companhia de Bebidas das Americas, Sponsored ADR, Preference	376,115	24,383,535
Diageo plc	985,365	14,128,056
Fomento Economico Mexicano SA de CV, UBD	7,886,400	25,435,074
Grupo Modelo SA de CV, Series C1	3,786,000	13,524,458

		77,471,123

Food & Staples Retailing—3.2%
Seven & I Holdings Co. Ltd.	429,553	10,077,808
Tesco plc	4,656,185	27,086,965
Wal-Mart Stores, Inc.	696,500	33,738,460

		70,903,233

Food Products—2.0%
Cadbury plc	2,152,111	18,340,547
Nestle SA	192,085	7,234,014
Unilever plc	833,003	19,515,264

		45,089,825

Household Products—2.3%
Colgate-Palmolive Co.	401,600	28,409,184
Reckitt Benckiser Group plc	523,568	23,825,561

		52,234,745

Energy—5.0%
Energy Equipment & Services—2.5%
Technip SA	596,400	29,316,243
Transocean Ltd.[1]	383,572	28,495,564

		57,811,807

Oil, Gas & Consumable Fuels—2.5%
Husky Energy, Inc.	789,830	22,089,301
Total SA	625,940	33,902,495

		55,991,796

Financials—13.4%
Capital Markets—3.5%
3i Group plc	2,556,548	10,228,833
Credit Suisse Group AG	1,107,294	50,546,944
UBS AG1	1,519,364	18,583,910

		79,359,687

Commercial Banks—3.4%
HDFC Bank Ltd.	142,800	4,424,643
HSBC Holdings plc	3,788,573	31,747,099
Societe Generale, Cl. A	263,640	14,381,608
Sumitomo Mitsui Financial Group, Inc.	658,700	26,636,766

		77,190,116
F1 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Consumer Finance—1.3%
SLM Corp.[1]	2,868,650	$29,461,036
Diversified Financial Services—1.1%
Investor AB, B Shares	1,580,854	24,384,985
Insurance—4.1%
AFLAC, Inc.	692,200	21,520,498
Allianz SE	305,462	28,152,102
Prudential plc	2,873,487	19,548,013
Sony Financial Holdings, Inc.	1,542	4,244,579
XL Capital Ltd., Cl. A	1,516,500	17,379,090

		90,844,282

Health Care—6.8%
Biotechnology—1.3%
Basilea Pharmaceutica AG1	30,816	2,630,513
InterMune, Inc.[1]	324,300	4,929,360
NicOx SA1	234,290	2,934,081
Regeneron Pharmaceuticals, Inc.[1]	200,802	3,598,372
Seattle Genetics, Inc.[1]	758,728	7,374,836
Theravance, Inc.[1]	509,600	7,460,544

		28,927,706

Health Care Equipment & Supplies—0.1%
Zimmer Holdings, Inc.[1]	67,900	2,892,540
Health Care Providers & Services—2.0%
Aetna, Inc.	1,011,900	25,348,095
WellPoint, Inc.[1]	401,135	20,413,760

		45,761,855

Pharmaceuticals—3.4%
Roche Holding AG	386,564	52,547,515
Sanofi-Aventis SA	352,105	20,681,840
Schering-Plough Corp.	80,700	2,027,184

		75,256,539

Industrials—13.0%
Aerospace & Defense—3.7%
Boeing Co. (The)	247,100	10,501,750
Empresa Brasileira de Aeronautica SA, ADR	889,383	14,728,182
European Aeronautic Defense & Space Co.	1,443,000	23,384,916
Lockheed Martin Corp.	185,200	14,936,380
Raytheon Co.	439,300	19,518,099

		83,069,327

Air Freight & Logistics—0.8%
TNT NV	934,527	18,150,928
Building Products—1.6%
Assa Abloy AB, Cl. B	2,606,085	36,314,562
Commercial Services & Supplies—0.7%
Secom Co. Ltd.	398,700	16,172,175
Electrical Equipment—1.2%
Emerson Electric Co.	479,900	15,548,760
Mitsubishi Electric Corp.	1,677,000	10,551,934

		26,100,694

Industrial Conglomerates—4.6%
3M Co.	497,400	29,893,740
Koninklijke (Royal) Philips Electronics NV	1,159,000	21,431,580
Siemens AG	752,233	52,151,915

		103,477,235

Machinery—0.4%
Fanuc Ltd.	129,000	10,292,990
Information Technology—29.7%
Communications Equipment—7.5%
Juniper Networks, Inc.[1]	2,278,500	53,772,600
Tandberg ASA	660,850	11,125,248
Telefonaktiebolaget LM Ericsson, B Shares	10,611,280	103,791,652

		168,689,500

Electronic Equipment & Instruments—5.0%
Corning, Inc.	1,689,700	27,136,582
Hoya Corp.	1,033,800	20,699,222
Keyence Corp.	95,074	19,348,460
Kyocera Corp.	160,900	12,069,827
Murata Manufacturing Co. Ltd.	579,000	24,540,633
Nidec Corp.	170,300	10,290,709

		114,085,433

Internet Software & Services—1.7%
eBay, Inc.[1]	2,231,200	38,220,456
IT Services—3.2%
Automatic Data Processing, Inc.	859,800	30,471,312
Infosys Technologies Ltd.	1,145,526	42,480,470

		72,951,782

Semiconductors & Semiconductor Equipment—4.3%
Altera Corp.	1,319,100	21,474,948
Linear Technology Corp.	378,496	8,837,882
Maxim Integrated Products, Inc.	1,346,865	21,132,312
MediaTek, Inc.	1,953,238	23,234,458
Taiwan Semiconductor Manufacturing Co. Ltd.	13,248,942	22,008,296

		96,687,896
F2 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Shares	Value

Software—8.0%
Adobe Systems, Inc.[1]	1,222,463	$34,595,703
Intuit, Inc.[1]	1,504,700	42,372,352
Microsoft Corp.	1,919,900	45,636,023
Nintendo Co. Ltd.	60,400	16,622,329
SAP AG	1,018,098	40,847,892

		180,074,299

Telecommunication Services—2.8%
Wireless Telecommunication Services—2.8%
KDDI Corp.	5,649	30,023,231
Turkcell Iletisim Hizmetleri AS, ADR	820,800	11,376,288
Vodafone Group plc	10,884,692	20,987,544

		62,387,063

Utilities—0.9%
Electric Utilities—0.9%
Fortum Oyj	937,700	21,336,781

Total Common Stocks (Cost $2,369,665,742)		2,237,199,902

	Principal
	Amount

Convertible Corporate Bonds and Notes—0.1%
Theravance, Inc., 3%
Cv. Sub. Nts., 1/15/15 (Cost $2,882,000)	$2,882,000	2,125,475

	Shares

Investment Companies—0.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,4]	178,056	178,056
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[2,3]	21,284,006	21,284,006

Total Investment Companies (Cost $21,462,062)		21,462,062

Total Investments, at Value (Cost $2,394,009,804)	100.2%	2,260,787,439
Liabilities in Excess of Other Assets	(0.2)	(5,285,837)

Net Assets	100.0%	$2,255,501,602

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2009.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

OFI Liquid Assets Fund, LLC	—	342,533,185	342,533,185	—
Oppenheimer Institutional Money Market Fund, Cl. E	24,247,807	171,080,160	174,043,961	21,284,006

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$935,043	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	21,284,006	106,131

	$21,284,006	$1,041,174

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

4.	Interest rate less than 0.0005%.
F3 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$266,764,096	$108,843,410	$—	$375,607,506
Consumer Staples	235,621,118	10,077,808	—	245,698,926
Energy	50,584,865	63,218,738	—	113,803,603
Financials	195,806,084	105,434,022	—	301,240,106
Health Care	149,904,559	2,934,081	—	152,838,640
Industrials	159,592,401	133,985,510	—	293,577,911
Information Technology	418,103,780	252,605,586	—	670,709,366
Telecommunication Services	62,387,063	—	—	62,387,063
Utilities	21,336,781	—	—	21,336,781
Convertible Corporate Bonds and Notes	—	2,125,475	—	2,125,475
Investment Companies	21,462,062	—	—	21,462,062

Total Assets	$1,581,562,809	$679,224,630	$—	$2,260,787,439

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F4 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$789,903,993	34.9%
Japan	263,483,456	11.7
United Kingdom	196,378,643	8.7
France	168,495,587	7.5
Sweden	164,491,199	7.3
Germany	149,336,750	6.6
Switzerland	131,542,896	5.8
Mexico	68,500,364	3.0
India	61,648,463	2.7
Taiwan	45,242,754	2.0
The Netherlands	39,582,508	1.7
Brazil	39,111,717	1.7
Spain	31,124,645	1.4
Italy	27,160,037	1.2
Canada	22,089,301	1.0
Finland	21,336,781	0.9
Cayman Islands	17,379,090	0.8
Turkey	11,376,288	0.5
Norway	11,125,248	0.5
Australia	1,477,719	0.1

Total	$2,260,787,439	100.0%

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,372,725,798)	$2,239,503,433
Affiliated companies (cost $21,284,006)	21,284,006

2,260,787,439
Receivables and other assets:
Interest and dividends	3,410,630
Investments sold	153,417
Shares of beneficial interest sold	121,870
Other	207,402

Total assets	2,264,680,758

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	7,515,028
Foreign capital gains tax	604,625
Distribution and service plan fees	518,098
Transfer and shareholder servicing agent fees	188,207
Shareholder communications	97,375
Investments purchased	85,027
Trustees’ compensation	31,202
Other	139,594

Total liabilities	9,179,156

Net Assets	$2,255,501,602

Composition of Net Assets
Par value of shares of beneficial interest	$106,252
Additional paid-in capital	2,481,311,978
Accumulated net investment income	23,318,417
Accumulated net realized loss on investments and foreign currency transactions	(115,640,573)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(133,594,472)

Net Assets	$2,255,501,602

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,198,754,091 and 56,350,565 shares of beneficial interest outstanding)	$21.27
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $811,608,374 and 38,415,917 shares of beneficial interest outstanding)	$21.13
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $179,591,897 and 8,387,341 shares of beneficial interest outstanding)	$21.41
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $65,547,240 and 3,098,272 shares of beneficial interest outstanding)	$21.16
See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,086,042)	$32,360,014
Affiliated companies	106,131
Income from investment of securities lending cash collateral, net—affiliated companies	935,043
Interest	50,975

Total investment income	33,452,163

Expenses
Management fees	6,531,456
Distribution and service plan fees:
Service shares	906,127
Class 4 shares	72,605
Transfer and shareholder servicing agent fees:
Non-Service shares	204,019
Service shares	137,221
Class 3 shares	32,994
Class 4 shares	14,051
Shareholder communications:
Non-Service shares	134,492
Service shares	89,972
Class 3 shares	20,158
Class 4 shares	7,238
Custodian fees and expenses	102,410
Trustees’ compensation	25,751
Other	42,613

Total expenses	8,321,107
Less waivers and reimbursements of expenses	(12,208)

Net expenses	8,308,899

Net Investment Income	25,143,264

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies (net of foreign capital gains tax of $380,371)	(68,716,533)
Foreign currency transactions	(1,624,867)

Net realized loss	(70,341,400)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $603,456)	285,096,556
Translation of assets and liabilities denominated in foreign currencies	(2,117,392)

Net change in unrealized depreciation	282,979,164

Net Increase in Net Assets Resulting from Operations	$237,781,028

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$25,143,264	$57,466,025
Net realized gain (loss)	(70,341,400)	24,747,758
Net change in unrealized depreciation	282,979,164	(1,596,274,756)

Net increase (decrease) in net assets resulting from operations	237,781,028	(1,514,060,973)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(27,800,589)	(26,708,494)
Service shares	(16,163,769)	(13,401,398)
Class 3 shares	(4,130,611)	(4,326,225)
Class 4 shares	(1,262,683)	(1,190,079)

	(49,357,652)	(45,626,196)
Distributions from net realized gain:
Non-Service shares	(26,507,538)	(117,354,093)
Service shares	(17,924,453)	(71,861,924)
Class 3 shares	(3,946,570)	(19,045,871)
Class 4 shares	(1,437,851)	(6,614,741)

	(49,816,412)	(214,876,629)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(25,688,263)	(78,197,928)
Service shares	(10,588,139)	71,375,736
Class 3 shares	(6,748,562)	(30,841,100)
Class 4 shares	(1,370,115)	(6,272,856)

	(44,395,079)	(43,936,148)

Net Assets
Total increase (decrease)	94,211,885	(1,818,499,946)
Beginning of period	2,161,289,717	3,979,789,663

End of period (including accumulated net investment income of $23,318,417 and $47,532,805, respectively)	$2,255,501,602	$2,161,289,717

See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$20.21	$36.60	$36.79	$33.38	$29.51	$25.08

Income (loss) from investment operations:
Net investment income[1]	.24	.55	.45	.43	.32	.26
Net realized and unrealized gain (loss)	1.80	(14.46)	1.69	5.20	3.85	4.49

Total from investment operations	2.04	(13.91)	2.14	5.63	4.17	4.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.46)	(.50)	(.36)	(.30)	(.32)
Distributions from net realized gain	(.48)	(2.02)	(1.83)	(1.86)	—	—

Total dividends and/or distributions to shareholders	(.98)	(2.48)	(2.33)	(2.22)	(.30)	(.32)

Net asset value, end of period	$21.27	$20.21	$36.60	$36.79	$33.38	$29.51

Total Return, at Net Asset Value[2]	12.19%	(40.19)%	6.32%	17.69%	14.31%	19.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,198,754	$1,150,113	$2,193,638	$2,297,315	$2,124,413	$2,518,867

Average net assets (in thousands)	$1,098,029	$1,679,720	$2,302,726	$2,189,511	$2,123,523	$2,451,188

Ratios to average net assets:[3]
Net investment income	2.57%	1.95%	1.21%	1.27%	1.08%	1.01%
Total expenses	0.72%[4,5]	0.65%[4,5,6]	0.65%[4,5,6]	0.66%[4,5,6]	0.67%[6]	0.66%[6]

Portfolio turnover rate	9%	19%	18%	21%	35%	30%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.72%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$20.02	$36.27	$36.49	$33.16	$29.33	$24.96

Income (loss) from investment operations:
Net investment income[1]	.22	.47	.33	.33	.24	.20
Net realized and unrealized gain (loss)	1.80	(14.32)	1.72	5.16	3.84	4.46

Total from investment operations	2.02	(13.85)	2.05	5.49	4.08	4.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.38)	(.44)	(.30)	(.25)	(.29)
Distributions from net realized gain	(.48)	(2.02)	(1.83)	(1.86)	—	—

Total dividends and/or distributions to shareholders	(.91)	(2.40)	(2.27)	(2.16)	(.25)	(.29)

Net asset value, end of period	$21.13	$20.02	$36.27	$36.49	$33.16	$29.33

Total Return, at Net Asset Value[2]	12.05%	(40.33)%	6.08%	17.36%	14.06%	18.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$811,609	$772,107	$1,300,989	$983,558	$557,284	$346,403

Average net assets (in thousands)	$734,340	$1,051,239	$1,180,656	$750,499	$413,849	$247,490

Ratios to average net assets:[3]
Net investment income	2.31%	1.70%	0.91%	0.98%	0.79%	0.77%
Total expenses	0.97%[4,5]	0.90%[4,5,6]	0.89%[4,5,6]	0.91%[4,5,6]	0.92%[6]	0.91%[6]

Portfolio turnover rate	9%	19%	18%	21%	35%	30%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.97%
Year Ended December 31, 2008	0.90%
Year Ended December 31, 2007	0.89%
Year Ended December 31, 2006	0.91%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Class 3 Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$20.34	$36.82	$36.99	$33.55	$29.65	$25.19

Income (loss) from investment operations:
Net investment income[1]	.24	.56	.45	.43	.32	.26
Net realized and unrealized gain (loss)	1.81	(14.56)	1.71	5.23	3.88	4.52

Total from investment operations	2.05	(14.00)	2.16	5.66	4.20	4.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.46)	(.50)	(.36)	(.30)	(.32)
Distributions from net realized gain	(.48)	(2.02)	(1.83)	(1.86)	—	—

Total dividends and/or distributions to shareholders	(.98)	(2.48)	(2.33)	(2.22)	(.30)	(.32)

Net asset value, end of period	$21.41	$20.34	$36.82	$36.99	$33.55	$29.65

Total Return, at Net Asset Value[2]	12.15%	(40.19)%	6.34%	17.69%	14.34%	19.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$179,592	$175,971	$361,621	$395,901	$346,064	$265,044

Average net assets (in thousands)	$164,240	$269,650	$391,270	$369,406	$296,252	$199,388

Ratios to average net assets:[3]
Net investment income	2.55%	1.95%	1.22%	1.26%	1.06%	1.00%
Total expenses	0.72%[4,5]	0.65%[4,5,6]	0.65%[4,5,6]	0.66%[4,5,6]	0.67%[6]	0.66%[6]

Portfolio turnover rate	9%	19%	18%	21%	35%	30%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.72%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Class 4 Shares	(Unaudited)	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$20.03	$36.28	$36.49	$33.15	$29.35	$25.21

Income (loss) from investment operations:
Net investment income[2]	.22	.47	.34	.34	.24	.09
Net realized and unrealized gain (loss)	1.81	(14.34)	1.70	5.16	3.84	4.05

Total from investment operations	2.03	(13.87)	2.04	5.50	4.08	4.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.36)	(.42)	(.30)	(.28)	—
Distributions from net realized gain	(.48)	(2.02)	(1.83)	(1.86)	—	—

Total dividends and/or distributions to shareholders	(.90)	(2.38)	(2.25)	(2.16)	(.28)	—

Net asset value, end of period	$21.16	$20.03	$36.28	$36.49	$33.15	$29.35

Total Return, at Net Asset Value[3]	12.06%	(40.35)%	6.06%	17.40%	14.05%	16.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,547	$63,099	$123,542	$114,232	$90,604	$37,384

Average net assets (in thousands)	$59,151	$93,909	$122,385	$100,973	$61,380	$19,774

Ratios to average net assets:[4]
Net investment income	2.29%	1.69%	0.93%	1.00%	0.79%	0.53%
Total expenses	0.98%[5,6]	0.91%[5,6,7]	0.90%[5,6,7]	0.91%[5,6,7]	0.93%[7]	0.94%[7]

Portfolio turnover rate	9%	19%	18%	21%	35%	30%

1.	For the period from May 3, 2004 (inception of offering) to December 31, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.98%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%
Year Ended December 31, 2006	0.91%

6.	Waiver or reimbursement of indirect management fees less than 0.005%.

7.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
F13 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F14 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $23,157,860.
     As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $93,499,260 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,433,368,350

Gross unrealized appreciation	$280,684,655
Gross unrealized depreciation	(453,708,314)

Net unrealized depreciation	$(173,023,659)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
F15 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	3,460,231	$65,363,301	9,646,046	$259,758,983
Dividends and/or distributions reinvested	3,644,841	54,308,127	4,840,813	144,062,587
Redeemed	(7,650,865)	(145,359,691)	(17,521,140)	(482,019,498)

Net decrease	(545,793)	$(25,688,263)	(3,034,281)	$(78,197,928)

Service Shares
Sold	1,129,690	$21,669,946	6,325,047	$162,252,325
Dividends and/or distributions reinvested	2,301,703	34,088,222	2,887,346	85,263,322
Redeemed	(3,586,639)	(66,346,307)	(6,514,971)	(176,139,911)

Net increase (decrease)	(155,246)	$(10,588,139)	2,697,422	$71,375,736

Class 3 Shares
Sold	151,988	$2,966,728	277,654	$8,012,360
Dividends and/or distributions reinvested	538,120	8,077,181	780,370	23,372,096
Redeemed	(953,160)	(17,792,471)[1]	(2,229,618)	(62,225,556)[2]

Net decrease	(263,052)	$(6,748,562)	(1,171,594)	$(30,841,100)

Class 4 Shares
Sold	74,400	$1,484,900	101,469	$2,904,870
Dividends and/or distributions reinvested	181,977	2,700,534	264,033	7,804,820
Redeemed	(307,546)	(5,555,549)[1]	(621,183)	(16,982,546)[2]

Net decrease	(51,169)	$(1,370,115)	(255,681)	$(6,272,856)

1.	Net of redemption fees of $3,149 and $3,235 for Class 3 and Class 4, respectively.

2.	Net of redemption fees of $7,921 and $5,109 for Class 3 and Class 4, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$172,968,473	$273,592,947
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
F17 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $203,518 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares. This voluntary undertaking may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $12,208 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of June 30, 2009, the Fund had no outstanding forward contracts.
F18 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

6. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of June 30, 2009, the Fund had no securities on loan.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneyss’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F19 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

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F20 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
7 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

OPPENHEIMER GLOBAL SECURITIES FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firms.
©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

June 30, 2009 Oppenheimer High Income Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMIANNUAL REPORT Investment Strategy Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER HIGH INCOME FUND/VA
Fund Objective. The Fund seeks a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund’s investment manager, OppenheimerFunds, Inc., believes does not involve undue risk.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	6.33%
Service Shares	5.70
Class 3	6.37
Class 4	6.29
Average Annual Total Returns
For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	-76.10%	-22.93%	-10.50%

			Since
			Inception
	1-Year	5-Year	(9/18/01)

Service Shares	-76.11%	-23.10%	-13.13%

			Since
			Inception
	1-Year	5-Year	(5/01/07)

Class 3	-76.35%	N/A	-50.65%
Class 4	-76.03%	N/A	-50.41%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year. The net expense ratios take into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
Expense Ratios
For the Fiscal Year Ended 12/31/08

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.90%	0.49%
Service Shares	1.14	0.74
Class 3	0.90	0.49
Class 4	1.12	0.74
Credit Allocation

A	0.2%
BBB	7.6
BB	38.5
B	37.3
CCC	13.1
CC	0.7
C	0.7
D	0.1
Not Rated	1.0
Other Securities	0.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
Corporate Bonds & Notes—Top Ten Industries

Oil, Gas & Consumable Fuels	12.7%
Media	7.6
Health Care Providers & Services	7.9
Hotels, Restaurants & Leisure	6.8
Food Products	4.8
Wireless Telecommunication Services	3.8
Energy Traders	3.7
Aerospace & Defense	3.4
Diversified Telecommunication Services	3.3
Automobiles	3.2
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
2 | OPPENHEIMER HIGH INCOME FUND/VA

Fund Performance Discussion
The Fund’s Non-Service shares returned 6.33% for the six-month period ended June 30, 2009, underperforming the Merrill Lynch High Yield Master Index, which returned 28.99%. In the first quarter of 2009, the market dislocations and credit crunch that dominated the second half of 2008 continued. During this time, the Fund’s performance suffered. In the second quarter of 2009, market volatility diminished and the markets stabilized. The Fund’s performance in the second quarter improved dramatically, allowing it to finish the reporting period in positive territory.
     In the first quarter of 2009, Fund performance declined primarily due to the portfolio’s exposure to commercial mortgage-backed securities (CMBS) and investment-grade credit. Within a difficult market environment, these investments underperformed. The CMBS market improved somewhat late in the quarter, but still finished in negative territory. The Fund’s investments in non-agency mortgages benefited modestly from positive returns in the first quarter, but underperformed versus the high yield market.
     In the second quarter of 2009, Fund performance improved, both on an absolute basis and versus the Merrill Lynch High Yield Master Index. During the second quarter, we made a number of changes to the Fund’s portfolio. We eliminated virtually all positions in CMBS, investment grade financials and credit default swaps by period end. The Fund at period end was fully invested primarily in high yield corporate debt. We significantly increased our exposure to the energy sector during the reporting period, specifically within oil, gas and consumable fuels holdings.
     Effective April 1, 2009, Joseph Welsh, CFA, was named head of OppenheimerFunds’ High Yield Corporate Debt team and was named the sole Portfolio Manager of Oppenheimer High Income Fund/VA. Mr. Welsh and his team are responsible for all high yield strategies. Mr. Welsh has worked for OppenheimerFunds since 1995, when he joined the firm as a high yield bond analyst, supporting a number of portfolios. Prior to that, he served as a senior bond analyst at W.R. Huff Asset Management, a private institutional money manager.
     At period end, the team has transitioned the portfolio to a positioning they feel is suitable for market conditions existing as of period end. They will continue to employ their bottom-up, fundamental analysis and continue to monitor industry weightings within the Fund to ensure that they are within target ranges set for the portfolio.
     The High Yield Corporate Debt team’s process emphasizes a high commitment to consistent investment approach and will employ a bottom-up, credit-research driven approach to security selection. The team has been together for many years and possesses a proven process to analyze balance sheet dynamics. They will study each company’s strategy, assets, and competitive position and assess their business prospects, management quality, and value and seek to diversify by issuer and industry sector.
     Please note that derivative instruments, securities whose values depend on the performance of an underlying security or asset, entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. Fixed income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund’s share prices can fall. The Fund invests in debt securities below investment grade, which may entail greater credit risks, as described in the prospectus. Mortgage-related securities have greater potential for loss when interest rates rise.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
3 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
4 | OPPENHEIMER HIGH INCOME FUND/VA

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2009	June 30, 2009	June 30, 2009

Non-Service Shares	$1,000.00	$1,063.30	$3.28
Service shares	1,000.00	1,057.00	4.50
Class 3	1,000.00	1,063.70	3.07
Class 4	1,000.00	1,062.90	4.41

Hypothtical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.62	3.21
Service shares	1,000.00	1,020.43	4.42
Class 3	1,000.00	1,021.82	3.01
Class 4	1,000.00	1,020.53	4.32
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service Shares	0.64%
Service shares	0.88
Class 3	0.60
Class 4	0.86
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER HIGH INCOME FUND/VA

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6 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Principal
	Amount	Value

Mortgage-Backed Obligations—0.4%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 2527, Cl. SG, 47.357%, 2/15/32[1]	$198,539	$12,409
Series 2531, Cl. ST, 55.753%, 2/15/30[1]	243,481	16,841
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Trust 364, Cl. 16, 0.008%, 9/1/35[1]	116,098	17,839
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 2A4, 5.833%, 2/1/37[2]	687,432	124,279
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A2, 5.581%, 12/1/36[2]	1,691,156	311,027

Total Mortgage-Backed Obligations (Cost $1,773,983)		482,395

Corporate Bonds and Notes—95.5%
Consumer Discretionary—23.3%
Auto Components—1.1%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[3]	900,000	715,500
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11	370,000	362,600
9% Sr. Unsec. Nts., 7/1/15	255,000	253,725

		1,331,825

Automobiles—3.2%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14	1,515,000	1,390,013
Ford Motor Co.:
6.50% Sr. Unsec. Unsub. Nts., 8/1/18	435,000	258,825
7.45% Bonds, 7/16/31	1,935,000	1,151,325
Ford Motor Credit Co. LLC:
8% Unsec. Nts., 6/1/14	610,000	494,218
9.75% Sr. Unsec. Nts., 9/15/10	830,000	795,269

		4,089,650

Diversified Consumer Services—0.5%
Service Corp. International:
6.75% Sr. Unsec. Nts., 4/1/15	285,000	259,350
7% Sr. Unsec. Unsub. Nts., 6/15/17	340,000	309,400

		568,750

Hotels, Restaurants & Leisure—6.8%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[3]	735,000	510,825
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13[3,4]	1,155,000	77,963
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18[3]	1,438,000	834,040
Harrah’s Operating Escrow LLC/ Harrah’s Escrow Group, 11.25% Sr. Sec. Nts., 6/1/17[3]	420,000	399,000
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	850,000	688,500
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[3]	1,770,000	893,850
MGM Mirage, Inc., 6.75% Sr. Unsec. Nts., 4/1/13	375,000	252,188
Mohegan Tribal Gaming Authority, 6.125% Sr. Unsec. Sub. Nts., 2/15/13	975,000	741,000
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10	880,000	809,600
Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12	605,000	605,000
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14[3]	445,000	438,325
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[4]	3,280,000	82,000
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	650,000	386,750
Trump Entertainment Resorts, Inc., 8.50% Sec. Nts., 6/1/15[4]	715,000	92,056
Wendy’s/Arby’s Group, Inc., 10% Sr. Unsec. Nts., 7/15/16[3]	985,000	946,831
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	1,010,000	893,850

		8,651,778

Household Durables—1.8%
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17	805,000	708,400
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	285,000	129,675
8.875% Sr. Sub. Nts., 4/1/12	805,000	503,125
Lennar Corp., 12.25% Sr. Unsec. Nts., 6/1/17	485,000	511,675
Toll Brothers Finance Corp., 8.91% Sr. Unsec. Nts., 10/15/17	380,000	389,162

		2,242,037

Leisure Equipment & Products—0.3%
Remington Arms Co., Inc., 10.50% Sr. Unsec. Nts., 2/1/11	415,000	420,188
F1 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Media—7.6%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12	$365,000	$283,788
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14	245,000	210,088
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13[3]	1,774	781
14% Sr. Sub. Nts., 11/1/13[3]	514,077	185,068
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15[4]	1,455,000	181,875
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., 10.25% Sr. Unsec. Nts., 9/15/10[4,5]	605,000	641,300
Cinemark USA, Inc., 8.625% Sr. Nts., 6/15/19[3]	625,000	620,313
EchoStar DBS Corp., 6.375% Sr. Unsec. Nts., 10/1/11	1,010,000	982,225
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts., 9/15/14	185,000	163,263
Lamar Media Corp., 7.25% Sr. Unsec. Sub. Nts., 1/1/13	915,000	874,969
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13	1,380,000	1,000,500
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13	940,000	900,050
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[6]	1,460,000	7,446
6.875% Sr. Unsec. Sub. Nts., 10/1/13[4,6]	2,510,000	12,801
NTL Cable plc, 9.125% Sr. Nts., 8/15/16	675,000	653,063
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11	280,000	116,900
Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12[3]	275,000	278,438
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12	1,640,000	1,102,900
Virgin Media Finance plc, 8.75% Sr. Unsec. Nts., 4/15/14	220,000	215,600
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14	1,030,000	876,788
WMG Acquisition Corp., 9.50% Sr. Sec. Nts., 6/15/16[3]	305,000	305,000

		9,613,156

Specialty Retail—1.3%
Claire’s Stores, Inc., 10.50% Sr. Unsec. Sub. Nts., 6/1/17	1,530,000	543,150
GameStop Corp., 8% Sr. Unsec. Nts., 10/1/12	475,000	480,938
Leslie’s Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13[6]	575,000	550,563

		1,574,651

Textiles, Apparel & Luxury Goods—0.7%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15	895,000	883,813
Consumer Staples—7.0%
Food & Staples Retailing—1.7%
Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	1,160,000	1,000,500
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	1,010,000	1,228,021
Real Time Data Co., 11% Nts., 5/31/09[4,5,6,7]	476,601	—

		2,228,521

Food Products—4.8%
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14	730,000	616,850
8.875% Sr. Unsec. Unsub. Nts., 12/1/15	285,000	247,238
Dean Foods Co., 7% Sr. Unsec. Unsub. Nts., 6/1/16	1,520,000	1,394,600
Dole Food Co., Inc.:
7.25% Sr. Unsec. Nts., 6/15/10	590,000	584,100
8.875% Sr. Unsec. Nts., 3/15/11	621,000	608,580
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14[3]	895,000	850,250
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17	1,620,000	1,377,000
Smithfield Foods, Inc., 7% Sr. Nts., 8/1/11	360,000	343,800

		6,022,418

Personal Products—0.5%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14	730,000	635,100
Energy—14.5%
Energy Equipment & Services—1.8%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16[3]	1,025,000	940,438
Key Energy Services, Inc., 8.375% Sr. Unsec. Nts., 12/1/14	815,000	723,313
Pride International, Inc., 7.375% Sr. Unsec. Nts., 7/15/14	630,000	628,425

		2,292,176

Oil, Gas & Consumable Fuels—12.7%
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18[3]	1,010,000	956,975
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	555,000	399,600
Berry Petroleum Co.:
8.25% Sr. Sub. Nts., 11/1/16	470,000	405,375
10.25% Sr. Unsec. Nts., 6/1/14	460,000	466,900
F2 | OPPENHEIMER HIGH INCOME FUND/VA

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16[8]	$90,000	$88,650
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	1,360,000	1,207,000
Cimarex Energy Co., 7.125% Sr. Nts., 5/1/17	285,000	252,225
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15	1,190,000	1,136,450
El Paso Corp.:
7% Sr. Unsec. Sub. Nts., 6/15/17	180,000	164,816
7.25% Sr. Unsec. Nts., 6/1/18	205,000	190,298
Enterprise Products Operating LLP, 8.375% Jr. Sub. Nts., 8/1/66[2]	1,570,000	1,265,417
Forest Oil Corp.:
7.25% Sr. Unsec. Nts., 6/15/19[3]	335,000	301,500
8.50% Sr. Nts., 2/15/14[3]	910,000	898,625
Kinder Morgan Finance Co. ULC, 5.70% Sr. Unsec. Unsub. Nts., 1/5/16	620,000	534,750
Mariner Energy, Inc., 11.75% Sr. Unsec. Nts., 6/30/16	430,000	430,000
Massey Energy Co., 6.875% Sr. Unsec. Nts., 12/15/13	1,265,000	1,163,800
Newfield Exploration Co., 6.625% Sr. Unsec. Unsub. Nts., 4/15/16	660,000	598,950
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	590,000	587,050
Petrohawk Energy Corp., 10.50% Sr. Nts., 8/1/14[3]	520,000	534,300
Pioneer Natural Resources Co.:
5.875% Sr. Unsec. Nts., 7/15/16	150,000	130,071
6.65% Sr. Unsec. Nts., 3/15/17	105,000	92,427
6.875% Sr. Unsec. Unsub. Nts., 5/1/18	150,000	131,411
Plains Exploration & Production, 10% Sr. Unsec. Nts., 3/1/16	1,225,000	1,264,813
Quicksilver Resources, Inc.:
7.125% Sr. Sub. Nts., 4/1/16	555,000	435,675
8.25% Sr. Unsec. Nts., 8/1/15	335,000	299,825
11.75% Sr. Nts., 1/1/16	615,000	639,600
SandRidge Energy, Inc.:
8.625% Sr. Unsec. Unsub. Nts., 4/1/15[7]	355,000	320,388
9.875% Sr. Unsec. Nts., 5/15/16[3]	660,000	640,200
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18[3]	510,000	492,150

		16,029,241

Financials—2.4%
Capital Markets—0.3%
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[4,6]	3,481,000	348
RailAmerica, Inc., 9.25% Sr. Sec. Nts., 7/1/17[3]	335,000	324,950

		325,298

Consumer Finance—0.9%
SLM Corp., 4.50% Nts., Series A, 7/26/10	1,195,000	1,129,622

Diversified Financial Services—0.4%
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31[3]	745,000	528,950

Insurance—0.3%
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16[6]	400,000	387,000
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[3]	35,000	31,857

		418,857

Real Estate Investment Trusts—0.5%
HCP, Inc.:
6% Sr. Unsec. Nts., 1/30/17	245,000	207,993
6.70% Sr. Unsec. Nts., 1/30/18	475,000	413,272

		621,265

Health Care—10.5%
Health Care Equipment & Supplies—2.1%
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17[7]	1,210,000	1,176,725
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15[2]	1,320,000	1,009,800
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[7]	500,000	473,750

		2,660,275

Health Care Providers & Services—7.9%
Apria Healthcare Group, Inc., 11.25% Sr. Sec. Nts., 11/1/14[3]	915,000	887,550
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[7]	1,080,000	568,350
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15	1,455,000	1,433,175
DaVita, Inc., 6.625% Sr. Unsec. Nts., 3/15/13	300,000	284,250
HCA, Inc.:
6.375% Nts., 1/15/15	1,590,000	1,299,825
8.50% Sr. Sec. Nts., 4/15/19[3]	340,000	334,900
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16	1,360,000	1,373,600
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	1,520,000	1,242,600
Tenet Healthcare Corp., 7.375% Nts., 2/1/13	620,000	561,100
US Oncology Holdings, Inc., 6.904% Sr. Unsec. Nts., 3/15/12[2,7]	579,000	490,703
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17[3]	615,000	613,463
F3 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Health Care Providers & Services Continued
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15[9]	$960,000		$940,800

			10,030,316

Pharmaceuticals—0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	715,000		629,200

Industrials—11.5%
Aerospace & Defense—3.4%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	1,005,000		927,113
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	1,080,000		1,020,600
Bombardier, Inc.:
6.30% Sr. Unsec. Unsub. Nts., 5/1/14[3]	645,000		567,600
8% Sr. Nts., 11/15/14[3]	440,000		416,350
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15	1,570,000		1,401,225

			4,332,888

Airlines—0.8%
American Airlines Pass Through Trust 2009-1A, 10.375%, Pass-Through Certificates, Series 2009-1A, 7/2/19[8]	225,000		226,125
American Airlines, Pass Through Trust 2001-2, 7.858% Pass-Through Certificates, Series 2001-2, Cl. A-2, 10/1/11[6]	830,000		778,125

			1,004,250

Building Products—0.1%
Nortek, Inc., 8.50% Sr. Unsec. Unsub. Nts., 9/1/14	355,000		102,950

Commercial Services & Supplies—3.2%
Allied Waste North America, Inc., 7.375% Sr. Sec. Nts., Series B, 4/15/14	820,000		837,234
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[4,5,6]	200,000		—
Aramark Services, Inc., 8.50% Sr. Unsec. Nts., 2/1/15	320,000		312,000
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	535,000		529,650
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15	405,000		390,825
8.625% Sr. Unsec. Sub. Nts., 4/1/13	795,000		796,988
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14	1,360,000		1,196,800

			4,063,497

Electrical Equipment—0.1%
Baldor Electric Co., 8.625% Sr. Nts., 2/15/17	110,000		102,300

Machinery—1.0%
Manitowoc Co., Inc. (The), 7.125% Sr. Nts., 11/1/13	575,000		427,656
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	1,025,000		793,094

			1,220,750

Professional Services—0.5%
US Investigations Services, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[3]	755,000		619,100

Road & Rail—1.4%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14	1,285,000		918,775
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16	910,000		814,450

			1,733,225

Trading Companies & Distributors—1.0%
RSC Equipment Rental, Inc., 10% Sr. Sec. Nts., 7/15/17[6,8]	185,000		176,342
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14	1,380,000		1,135,050

			1,311,392

Information Technology—4.9%
Communications Equipment—0.0%
Orion Network Systems, Inc., 12.50% Sr. Unsub. Nts., 1/15/07[4,5,6]	1,150,000		12

Computers & Peripherals—1.0%
Seagate Technology International, 10% Sr. Sec. Nts., 5/1/14[3]	1,205,000		1,248,681

Electronic Equipment & Instruments—1.2%
Celestica, Inc., 7.625% Sr. Unsec. Sub. Nts., 7/1/13	600,000		588,000
Flextronics International Ltd., 6.50% Sr. Unsec. Sub. Nts., 5/15/13	640,000		619,200
RBS Global & Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	420,000		311,850

			1,519,050

Internet Software & Services—0.0%
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09[4,5,6]	844,866	EUR	—
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10[4,5,6]	240,208		—

			—

IT Services—2.2%
Affiliated Computer Services, Inc., 5.20% Sr. Unsec. Nts., 6/1/15	630,000		538,650
F4 | OPPENHEIMER HIGH INCOME FUND/VA

	Principal
	Amount	Value

IT Services Continued
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15	$1,245,000	$890,175
Sabre Holdings Corp., 7.35% Sr. Unsec. Unsub. Nts., 8/1/11	160,000	136,800
SunGard Data Systems, Inc., 9.125% Sr. Unsec. Nts., 8/15/13	1,260,000	1,197,000

		2,762,625

Semiconductors & Semiconductor Equipment—0.5%
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13	415,000	382,319
9.25% Sr. Unsec. Nts., 6/1/16	250,000	232,813

		615,132

Materials—8.7%
Chemicals—1.8%
Huntsman International LLC, 7.875% Sr. Unsec. Sub. Nts., 11/15/14	95,000	75,763
Huntsman LLC:
11.50% Sr. Unsec. Nts., 7/15/12	190,000	193,325
11.625% Sr. Unsec. Nts., 10/15/10	460,000	472,650
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	2,645,000	753,825
Nalco Co., 8.875% Unsec. Sub. Nts., 11/15/13	725,000	743,125

		2,238,688

Construction Materials—0.0%
NTK Holdings, Inc., 0%/10.75% Sr. Unsec. Nts., 3/1/14[9]	455,000	38,675

Containers & Packaging—3.1%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	1,085,000	919,538
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15	810,000	795,825
Graham Packaging Co., Inc.:
8.50% Sr. Unsec. Nts., 10/15/12	360,000	349,200
9.875% Sr. Unsec. Sub. Nts., 10/15/14	950,000	888,250
Graphic Packaging International, Inc.:
8.50% Sr. Nts., 8/15/11	388,000	386,060
9.50% Sr. Unsec. Nts., 6/15/17[3]	550,000	544,500

		3,883,373

Metals & Mining—2.5%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	1,640,000	1,654,626
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12	610,000	581,025
Teck Resourches Ltd., 10.25% Sr. Sec. Nts., 5/15/16[3]	915,000	959,640

		3,195,291

Paper & Forest Products—1.3%
Georgia-Pacific LLC, 8.25% Sr. Unsec. Nts., 5/1/16[3]	1,155,000	1,126,125
NewPage Corp., 10% Sr. Sec. Nts., 5/1/12	1,170,000	567,450

		1,693,575

Telecommunication Services—7.1%
Diversified Telecommunication Services—3.3%
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	1,365,000	1,262,625
Intelsat Subsidiary Holdings Co. Ltd., 8.50% Sr. Unsec. Nts., 1/15/13[3]	605,000	583,825
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12	1,225,000	1,240,313
Windstream Corp.:
8.125% Sr. Unsec. Unsub. Nts., 8/1/13	670,000	651,575
8.625% Sr. Unsec. Unsub. Nts., 8/1/16	435,000	418,688
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[4,5,6]	1,000,000	—

		4,157,026

Wireless Telecommunication Services—3.8%
American Tower Corp., 7.25% Sr. Unsec. Nts., 5/15/19[3]	660,000	641,850
Cricket Communications, Inc., 7.75% Sr. Sec. Nts., 5/15/16[3]	735,000	711,113
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	1,545,000	1,239,863
Sprint Capital Corp., 8.75% Nts., 3/15/32	2,725,000	2,207,250
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[4,5,6]	400,000	—

		4,800,076

Utilities—5.6%
Electric Utilities—1.9%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	1,480,000	1,143,300
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17	1,295,000	951,825
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts., Series A, 11/1/15	510,000	320,025

		2,415,150

Energy Traders—3.7%
AES Corp. (The), 8.75% Sr. Sec. Nts., 5/15/13[3]	265,000	270,300
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	1,115,000	950,538
F5 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Energy Traders Continued
Mirant North America LLC, 7.375% Sr. Unsec. Nts., 12/31/13	$1,275,000	$1,230,375
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17	440,000	415,800
7.375% Sr. Nts., 2/1/16	800,000	759,000
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14	1,170,000	1,076,400

		4,702,413

Total Corporate Bonds and Notes (Cost $138,848,247)		120,687,206

	Shares

Preferred Stocks—0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[5,6,7]	13,764	—
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[5,6]	8,000	—
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[5,6,7]	342	—

Total Preferred Stocks (Cost $1,097,476)		—

	Shares	Value

Common Stocks—0.5%
American Media, Inc.[5,6]	9,424	$94
Charter Communications, Inc.[5]	33,081	652,538
Global Aero Logistics, Inc.[5,6]	4,647	4,647

Total Common Stocks (Cost $880,300)		657,279

	Units

Rights, Warrants and Certificates—0.0%
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[5,6] (Cost $4,339)	570	6

	Shares

Investment Companies—0.8%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[10,12]	84,942	84,942
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[10,11]	935,865	935,865

Total Investment Companies (Cost $1,020,807)		1,020,807
Total Investments, at Value (Cost $143,625,152)	97.2%	122,847,693
Other Assets Net of Liabilities	2.8	3,534,754

Net Assets	100.0%	$126,382,447

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:
EUR       Euro
1.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $47,089 or 0.04% of the Fund’s net assets as of June 30, 2009.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,231,126 or 17.59% of the Fund’s net assets as of June 30, 2009.

4.	Issue is in default. See Note 1 of accompanying Notes.

5.	Non-income producing security.

6.	Illiquid security. The aggregate value of illiquid securities as of June 30, 2009 was $1,917,384, which represents 1.52% of the Fund’s net assets. See Note 6 of accompanying Notes.

7.	Interest or dividend is paid-in-kind, when applicable.

8.	When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See Note 1 of accompanying Notes.

9.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10.	Rate shown is the 7-day yield as of June 30, 2009.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	76,839,590	101,987,171	177,890,896	935,865

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$935,865	$232,030
12.	Interest rate less than 0.0005%.
F6 | OPPENHEIMER HIGH INCOME FUND/VA

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at value:
Mortgage-Backed Obligations	$—	$482,395	$—	$482,395
Corporate Bonds and Notes	—	120,687,194	12	120,687,206
Preferred Stocks	—	—	—	—
Common Stocks	—	652,632	4,647	657,279
Rights, Warrants and Certificates	—	—	6	6
Investment Companies	1,020,807	—	—	1,020,807

Total Assets	$1,020,807	$121,822,221	$4,665	$122,847,693

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $142,689,287)	$121,911,828
Affiliated companies (cost $935,865)	935,865

122,847,693
Receivables and other assets:
Interest, dividends and principal paydowns	2,861,273
Investments sold (including $60,300 sold on a when-issued or delayed delivery basis)	2,666,283
Shares of beneficial interest sold	9,353
Other	12,014

Total assets	128,396,616

Liabilities
Payables and other liabilities:
Investments purchased (including $549,454 purchased on a when-issued or delayed delivery basis)	1,417,232
Shares of beneficial interest redeemed	498,626
Shareholder communications	31,582
Distribution and service plan fees	30,291
Transfer and shareholder servicing agent fees	10,499
Trustees’ compensation	7,618
Other	18,321

Total liabilities	2,014,169

Net Assets	$126,382,447

Composition of Net Assets
Par value of shares of beneficial interest	$75,380
Additional paid-in capital	450,871,263
Accumulated net investment income	42,020,925
Accumulated net realized loss on investments	(345,807,662)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(20,777,459)

Net Assets	$126,382,447

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $63,056,753 and 37,531,044 shares of beneficial interest outstanding)	$1.68
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $53,825,708 and 32,193,258 shares of beneficial interest outstanding)	$1.67
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $3,813,406 and 2,287,725 shares of beneficial interest outstanding)	$1.67
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $5,686,580 and 3,368,185 shares of beneficial interest outstanding)	$1.69
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Investment Income
Interest	$7,036,344
Dividends:
Unaffiliated companies	3,400
Affiliated companies	232,030
Fee income	2,922

Total investment income	7,274,696

Expenses
Management fees	500,637
Distribution and service plan fees:
Service shares	59,518
Class 4 shares	7,415
Transfer and shareholder servicing agent fees:
Non-Service shares	13,966
Service shares	12,084
Class 3 shares	704
Shareholder communications:
Non-Service shares	22,543
Service shares	12,931
Class 3 shares	654
Class 4 shares	1,747
Trustees’ compensation	5,563
Custodian fees and expenses	716
Other	29,087

Total expenses	667,565
Less reduction to custodian expenses	(241)
Less waivers and reimbursements of expenses	(179,314)

Net expenses	488,010

Net Investment Income	6,786,686

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(65,916,098)
Closing and expiration of futures contracts	(46,063)
Swap contracts	(50,318,230)

Net realized loss	(116,280,391)
Net change in unrealized appreciation (depreciation) on:
Investments	75,163,534
Translation of assets and liabilities denominated in foreign currencies	4,895
Swap contracts	37,794,637

Net change in unrealized depreciation	112,963,066

Net Increase in Net Assets Resulting from Operations	$3,469,361

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$6,786,686	$31,706,472
Net realized loss	(116,280,391)	(241,823,086)
Net change in unrealized depreciation	112,963,066	(101,899,131)

Net increase (decrease) in net assets resulting from operations	3,469,361	(312,015,745)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	—	(16,471,157)
Service shares	—	(8,570,925)
Class 3 shares	—	(292,606)
Class 4 shares	—	(611,268)

	—	(25,945,956)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(48,096,872)	19,699,234
Service shares	7,347,718	5,209,593
Class 3 shares	2,015,032	1,808,854
Class 4 shares	1,482,885	4,859,490

	(37,251,237)	31,577,171

Net Assets
Total decrease	(33,781,876)	(306,384,530)
Beginning of period	160,164,323	466,548,853

End of period (including accumulated net investment income of $42,020,925 and $35,234,239, respectively)	$126,382,447	$160,164,323

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$1.58	$7.95	$8.55	$8.44	$8.80	$8.61

Income (loss) from investment operations:
Net investment income[1]	.08	.54	.57	.58	.57	.58
Net realized and unrealized gain (loss)	.02	(6.44)	(.56)	.17	(.37)	.15

Total from investment operations	.10	(5.90)	.01	.75	.20	.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.47)	(.61)	(.64)	(.56)	(.54)

Net asset value, end of period	$1.68	$1.58	$7.95	$8.55	$8.44	$8.80

Total Return, at Net Asset Value[2]	6.33%	(78.67)%	(0.10)%	9.42%	2.31%	8.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,057	$111,040	$294,819	$361,445	$384,726	$479,405

Average net assets (in thousands)	$77,607	$211,186	$335,702	$365,154	$444,477	$460,877

Ratios to average net assets:[3]
Net investment income	10.21%	9.30%	6.96%	7.05%	6.79%	6.91%
Total expenses	0.90%[4]	0.80%[4]	0.75%[4]	0.74%[4]	0.75%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.78%	0.74%	0.74%	0.75%	0.75%

Portfolio turnover rate	77%	53%[5]	67%[5]	57%	64%	51%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.93%
Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.76%
Year Ended December 31, 2006	0.74%
5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$1.58	$7.89	$8.50	$8.39	$8.76	$8.58

Income (loss) from investment operations:
Net investment income[1]	.08	.54	.55	.56	.55	.56
Net realized and unrealized gain (loss)	.01	(6.40)	(.57)	.17	(.38)	.15

Total from investment operations	.09	(5.86)	(.02)	.73	.17	.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.45)	(.59)	(.62)	(.54)	(.53)

Net asset value, end of period	$1.67	$1.58	$7.89	$8.50	$8.39	$8.76

Total Return, at Net Asset Value[2]	5.70%	(78.57)%	(0.47)%	9.23%	2.01%	8.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,826	$43,375	$157,333	$173,299	$155,617	$134,013

Average net assets (in thousands)	$48,068	$116,236	$169,569	$160,703	$141,287	$101,464

Ratios to average net assets:[3]
Net investment income	10.13%	9.13%	6.71%	6.80%	6.54%	6.63%
Total expenses	1.16%[4]	1.05%[4]	1.01%[4]	1.00%[4]	1.00%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	1.03%	1.00%	1.00%	1.00%	1.01%

Portfolio turnover rate	77%	53%[5]	67%[5]	57%	64%	51%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	1.19%
Year Ended December 31, 2008	1.05%
Year Ended December 31, 2007	1.02%
Year Ended December 31, 2006	1.00%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER HIGH INCOME FUND/VA

	Six Months
	Ended	Year Ended
	June 30, 2009	December 31,
Class 3 Shares	(Unaudited)	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.57	$7.98	$8.26

Income (loss) from investment operations:
Net investment income[2]	.08	.56	.37
Net realized and unrealized gain (loss)	.02	(6.50)	(.65)

Total from investment operations	.10	(5.94)	(.28)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.47)	—

Net asset value, end of period	$1.67	$1.57	$7.98

Total Return, at Net Asset Value[3]	6.37%	(78.89)%	(3.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,813	$1,582	$4,921

Average net assets (in thousands)	$2,763	$5,292	$3,750

Ratios to average net assets:[4]
Net investment income	10.48%	9.29%	6.90%
Total expenses[5]	0.91%	0.80%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.78%	0.75%

Portfolio turnover rate	77%	53%[6]	67%[6]

1.	For the period from May 1, 2007 (inception of offering) to December 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.94%
Year Ended December 31, 2008	0.80%
Period Ended December 31, 2007	0.77%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended	Year Ended
	June 30, 2009	December 31,
Class 4 Shares	(Unaudited)	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.59	$7.97	$8.26

Income (loss) from investment operations:
Net investment income[2]	.08	.54	.36
Net realized and unrealized gain (loss)	.02	(6.46)	(.65)

Total from investment operations	.10	(5.92)	(.29)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.46)	—

Net asset value, end of period	$1.69	$1.59	$7.97

Total Return, at Net Asset Value[3]	6.29%	(78.63)%	(3.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,686	$4,167	$9,476

Average net assets (in thousands)	$5,990	$10,658	$7,201

Ratios to average net assets:[4]
Net investment income	10.14%	9.00%	6.61%
Total expenses[5]	1.11%	1.07%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	1.05%	1.04%

Portfolio turnover rate	77%	53%[6]	67%[6]

1.	For the period from May 1, 2007 (inception of offering) to December 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	1.14%
Year Ended December 31, 2008	1.07%
Period Ended December 31, 2007	1.06%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer High Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”), believes does not involve undue risk.
     The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
F15 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$549,454
Sold securities	60,300
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold.
F16 | OPPENHEIMER HIGH INCOME FUND/VA

The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2009, securities with an aggregate market value of $1,088,355, representing 0.86% of the Fund’s net assets, were in default.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F17 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $93,885,653 and unused capital loss carryforwards as follows:

Expiring

2009	$22,696,701
2010	56,061,391
2011	8,529,303
2012	128,504
2016	48,571,742

Total	$135,987,641

As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $346,153,685 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$158,116,083

Gross unrealized appreciation	$3,441,788
Gross unrealized depreciation	(38,710,178)

Net unrealized depreciation	$(35,268,390)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
F18 | OPPENHEIMER HIGH INCOME FUND/VA

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	16,025,180	$24,250,128	46,686,845	$99,443,229
Dividends and/or distributions reinvested	—	—	2,553,668	16,471,157
Redeemed	(48,697,377)	(72,347,000)	(16,133,552)	(96,215,152)

Net increase (decrease)	(32,672,197)	$(48,096,872)	33,106,961	$19,699,234

F19 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Shares of Beneficial Interest Continued

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Service Shares
Sold	7,880,715	$12,229,965	11,108,688	$27,272,759
Dividends and/or distributions reinvested	—	—	1,335,035	8,570,925
Redeemed	(3,180,646)	(4,882,247)	(4,887,160)	(30,634,091)

Net increase	4,700,069	$7,347,718	7,556,563	$5,209,593

Class 3 Shares
Sold	2,224,988	$3,480,963	1,353,807	$7,210,645
Dividends and/or distributions reinvested	—	—	45,225	292,606
Redeemed	(946,193)	(1,465,931)[1]	(1,006,838)	(5,694,397)[2]

Net increase	1,278,795	$2,015,032	392,194	$1,808,854

Class 4 Shares
Sold	3,067,947	$4,877,791	2,743,234	$12,307,065
Dividends and/or distributions reinvested	—	—	94,331	611,268
Redeemed	(2,316,575)	(3,394,906)[1]	(1,409,411)	(8,058,843)[2]

Net increase	751,372	$1,482,885	1,428,154	$4,859,490

1.	Net of redemption fees of $3,083 and $2,653 for Class 3 and Class 4 shares, respectively.

2.	Net of redemption fees of $3,056 and $11,199 for Class 3 and Class 4 shares, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$64,951,187	$77,063,118
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $18,981 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal
F20 | OPPENHEIMER HIGH INCOME FUND/VA

service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.75% for Non-Service and Class 3 shares and 1.00% for Service and Class 4 shares. During the six months ended June 30, 2009, the Fund waived $6,034, $4,930, $355 and $258 for Non-Service, Service, Class 3 shares and Class 4 shares, respectively. This voluntary undertaking may be amended or withdrawn at any time.
     Effective September 1, 2008 through August 31, 2009 (the “waiver period”), the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fifth quintile of the Fund’s Lipper peer group and by 0.05% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.05% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. During the six months ended June 30, 2009, OFI waived $66,751 The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.
     Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.26% of the Fund’s average annual net assets. During the six months ended June 30, 2009, the Manager waived $79,426. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $21,560 for IMMF management fees.
Capital Stock Activity. On December 17, 2008, the Manager purchased Non-Service Shares of the Fund for $50,000,000. As of that date, the Manager owned approximately 51% of the Non-Service Shares representing approximately 37% of the Fund’s net assets. The Manager redeemed this investment on February 25, 2009. The proceeds of the redemption were $48,344,371.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its
F21 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives
F22 | OPPENHEIMER HIGH INCOME FUND/VA

counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or Loss Recognized on Derivative

Derivatives Not Accounted for as
Hedging Instruments under	Closing and expiration
Statement 133(a)	of futures contracts	Swap contracts	Total

Interest rate contracts	$(46,063)	$(2,540,928)	$(2,586,991)
Credit contracts	—	(47,777,302)	(47,777,302)

Total	$(46,063)	$(50,318,230)	$(50,364,293)

Amount of Change in Unrealized Gain or Loss Recognized on Derivative

Derivatives Not Accounted
for as Hedging Instruments
under Statement 133(a)	Swap contracts

Interest rate contracts	$2,415,563
Credit contracts	35,379,074

Total	$37,794,637

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
     As of June 30, 2009, the Fund had no outstanding futures contracts.
F23 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
F24 | OPPENHEIMER HIGH INCOME FUND/VA

     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of June 30, 2009, the Fund had no such credit default swaps outstanding.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of June 30, 2009, the Fund had no such interest rate swap agreements outstanding.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Risks of total return swaps include credit, market and liquidity risk.
     As of June 30, 2009, the Fund had no such total return swap agreements outstanding.
6. Illiquid Securities
As of June 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
F25 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F26 | OPPENHEIMER HIGH INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
7 | OPPENHEIMER HIGH INCOME FUND/VA

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8 | OPPENHEIMER HIGH INCOME FUND/VA

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9 | OPPENHEIMER HIGH INCOME FUND/VA

OPPENHEIMER HIGH INCOME FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Joseph Welsh, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER MAIN STREET FUND®/VA
Fund Objective. Oppenheimer Main Street® Fund/VA seeks high total return from equity and debt securities.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	7.12%
Service Shares	6.99
Average Annual Total Returns
For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	-27.12%	-2.19%	-1.94%

			Since
			Inception
	1-Year	5-Year	(7/13/00)

Service Shares	-27.29%	-2.43%	-3.36%
Expense Ratios
For the Fiscal Year Ended 12/31/08

Non-Service Shares	0.76%
Service Shares	1.01
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Exxon Mobil Corp.	4.5%
Microsoft Corp.	2.8
Philip Morris International, Inc.	2.4
Cisco Systems, Inc.	2.3
Chevron Corp.	2.2
JPMorgan Chase & Co.	1.8
International Business Machines Corp.	1.7
Wal-Mart Stores, Inc.	1.7
Merck & Co., Inc.	1.5
Bank of America Corp.	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
2 | OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion
Oppenheimer Main Street Fund/VA’s Non-Service shares returned 7.12% for the six-month period ended June 30, 2009. In comparison, the S&P 500 Index (the “Index”) returned 3.19%. 2008 was a historically volatile and unprecedented period in the financial markets and the volatility continued during the first quarter of 2009. Given this backdrop, Fund performance was negative in the 1st quarter of 2009. The Index’s performance during the first quarter of 2009 also was negative, falling further than the Fund’s returns. However, in the second quarter of 2009, all ten sectors within the Index were in positive territory and seven of them had double-digit returns. The Fund’s performance was particularly strong in the last half of the reporting period, as market conditions improved.
     Overall for the reporting period, the Fund’s stock selection strategy within the consumer discretionary sector and overweight allocation strategy to the information technology sector benefited performance the most versus the Index. Stock selection within the energy and materials sectors also outperformed versus the Index as did the Fund’s overweight strategy in materials. During the reporting period, the Fund outperformed the Index in eight of the ten sectors.
     Relative performance was flat against the Index in financials and slightly negative in health care. Within financials, an underweight position helped relative performance as financials was the third worst performing sector in the Index. However, stock selection within the sector hurt Fund performance resulting in flat relative performance versus the Index. In terms of health care, an underweight to the sector helped relative performance as this was another Index sector which did not perform well. In this sector as well, stock selection strategy hurt relative Fund performance, causing the Fund to slightly underperform in health care.
     At the end of the reporting period, the Fund maintained its relative overweights to energy, health care, industrials, information technology and materials. The Fund at period end was underweight utilities, consumer staples, financials and telecommunication services.
     Effective May 19, 2009, Manind (“Mani”) Govil was named Team Leader of the Main Street Team. He was joined by several colleagues consisting of portfolio managers, analysts and a trader from his previous employer, RS Investment Management Co. LLC. The new 12-person Main Street Team will apply their time-tested approach, which combines fundamental security analysis with robust quantitative tools, to the three Oppenheimer Main Street funds as well as their related accounts.
     Oppenheimer Main Street Fund/VA is managed by Mani Govil and Benjamin Ram. Messrs. Govil and Ram will combine quantitative and fundamental disciplines in managing the Fund. Prior to joining OppenheimerFunds, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 to March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006. Earlier in his career, he served as lead manager for large-cap equities, co-head of equities and head of equity research at Mercantile Capital Advisers, Inc., where he managed the Mercantile Growth & Income Fund from April 1996 through July 2005.
     Before joining OppenheimerFunds, Mr. Ram was a sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as a portfolio manager for mid-cap strategies and a sector manager for financials at The Guardian Life Insurance Company of America from January 2006 to October 2006. He was a financials sector analyst from 2003 to 2005 and co-portfolio manager from 2005 to 2006 at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000.
3 | OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND®/VA
     The portfolio managers will seek to invest in competitively advantaged companies that are mispriced by the market. They believe that fundamental research combined with quantitative inputs can identify companies which may lead to long-term alpha generation. The approach will seek to combine the strengths from both quantitative and fundamental disciplines, resulting in a portfolio that will be comprised of stocks the portfolio managers believe are attractively priced relative to a company’s underlying prospects.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER MAIN STREET FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2009	June 30, 2009	June 30, 2009

Non-Service Shares	$1,000.00	$1,071.20	$3.81
Service Shares	1,000.00	1,069.90	5.09

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.12	3.72
Service Shares	1,000.00	1,019.89	4.97
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service Shares	0.74%
Service Shares	0.99
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER MAIN STREET FUND/VA

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6 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Shares	Value

Common Stocks—95.7%
Consumer Discretionary—8.6%
Auto Components—0.5%
Autoliv, Inc.	40,700	$1,170,939
BorgWarner, Inc.	40,300	1,376,245
Gentex Corp.	32,448	376,397
Goodyear Tire & Rubber Co. (The)[1]	34,373	387,040
Johnson Controls, Inc.	114,500	2,486,940
TRW Automotive Holdings Corp.[1]	68,400	772,920
WABCO Holdings, Inc.	44,800	792,960

		7,363,441

Automobiles—0.0%
Thor Industries, Inc.	26,600	488,642
Diversified Consumer Services—0.1%
Apollo Group, Inc., Cl. A1	2,500	177,800
Brink’s Home Security Holdings, Inc.[1]	2,441	69,105
Career Education Corp.[1]	17,331	431,369
Corinthian Colleges, Inc.[1]	7,330	124,097
H&R Block, Inc.	13,400	230,882
Regis Corp.	8,200	142,762
Service Corp. International	31,081	170,324

		1,346,339

Hotels, Restaurants & Leisure—1.1%
Ameristar Casinos, Inc.	1,000	19,030
Bob Evans Farms, Inc.	17,800	511,572
Boyd Gaming Corp.[1]	1,400	11,900
Brinker International, Inc.	35,200	599,456
Carnival Corp.	103,467	2,666,345
CEC Entertainment, Inc.[1]	14,375	423,775
Chipotle Mexican Grill, Inc., Cl. B1	619	43,200
International Game Technology	3,800	60,420
International Speedway Corp., Cl. A	795	20,360
Jack in the Box, Inc.[1]	2,700	60,615
McDonald’s Corp.	145,016	8,336,970
Royal Caribbean Cruises Ltd.	35,367	478,869
Speedway Motorsports, Inc.	7,300	100,448
WMS Industries, Inc.[1]	13,700	431,687
Wyndham Worldwide Corp.	75,800	918,696

		14,683,343

Household Durables—0.2%
American Greetings Corp., Cl. A	5,277	61,635
Centex Corp.	10,700	90,522
Harman International Industries, Inc.	28,200	530,160
Lennar Corp., Cl. A	21,195	205,380
Meritage Homes Corp.[1]	2,900	54,694
Ryland Group, Inc. (The)	17,700	296,652
Snap-On, Inc.	14,883	427,737
Stanley Works (The)	22,664	766,950
Whirlpool Corp.	2,800	119,168

		2,552,898

Internet & Catalog Retail—0.4%
Expedia, Inc.[1]	99,377	1,501,586
Liberty Media Corp.-Interactive, Series A1	185,927	931,494
NetFlix.com, Inc.[1]	26,700	1,103,778
Priceline.com, Inc.[1]	15,815	1,764,163

		5,301,021

Leisure Equipment & Products—0.0%
Brunswick Corp.	40,196	173,647
Callaway Golf Co.	5,500	27,885
Polaris Industries, Inc.	4,200	134,904

		336,436

Media—3.7%
Cablevision Systems Corp. New York Group, Cl. A	53,980	1,047,752
CBS Corp., Cl. B	261,574	1,810,092
Clear Channel Outdoor Holdings, Inc., Cl. A1	22,100	117,130
Comcast Corp., Cl. A	225,000	3,260,250
DirecTV Group, Inc. (The)[1]	144,191	3,562,960
Dish Network Corp., Cl. A1	93,961	1,523,108
DreamWorks Animation SKG, Inc., Cl. A1	20,588	568,023
Gannett Co., Inc.	2,593	9,257
Grupo Televisa SA, Sponsored GDR	92,100	1,565,700
Liberty Media Corp.-Entertainment, Series A1	77,170	2,064,298
Liberty Media Holding Corp.-Capital, Series A1	9,400	127,464
McGraw-Hill Cos., Inc. (The)	107,812	3,246,219
Meredith Corp.	35,000	894,250
News Corp., Inc., Cl. A	607,769	5,536,776
Scholastic Corp.	20,317	402,073
Time Warner Cable, Inc.	202,914	6,426,286
Time Warner, Inc.	385,600	9,713,264
Viacom, Inc., Cl. B1	78,690	1,786,263
Walt Disney Co. (The)	316,021	7,372,770
Warner Music Group Corp.[1]	3,200	18,720
F1 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Media Continued
Washington Post Co. (The), Cl. B	1,200	$422,616

		51,475,271

Multiline Retail—0.2%
Kohl’s Corp.[1]	57,089	2,440,555
Nordstrom, Inc.	45,651	907,998

		3,348,553

Specialty Retail—1.9%
Aaron Rents, Inc.	5,421	161,654
Abercrombie & Fitch Co., Cl. A	40,892	1,038,248
Advance Auto Parts, Inc.	25,438	1,055,423
Aeropostale, Inc.[1]	35,900	1,230,293
American Eagle Outfitters, Inc.	82,452	1,168,345
AnnTaylor Stores Corp.[1]	47,600	379,848
AutoNation, Inc.[1]	47,600	825,860
AutoZone, Inc.[1]	3,800	574,218
Barnes & Noble, Inc.	13,300	274,379
bebe stores, inc.	7,200	49,536
Best Buy Co., Inc.	74,671	2,500,732
Buckle, Inc. (The)	10,800	343,116
Children’s Place Retail Stores, Inc.[1]	24,700	652,821
Dress Barn, Inc. (The)[1]	31,464	449,935
Foot Locker, Inc.	19,917	208,531
Gap, Inc. (The)	309,330	5,073,012
Guess?, Inc.	27,730	714,879
Gymboree Corp.[1]	1,100	39,028
Home Depot, Inc. (The)	56,047	1,324,391
Limited Brands, Inc.	105,211	1,259,376
Lowe’s Cos., Inc.	304,436	5,909,103
Men’s Wearhouse, Inc. (The)	400	7,672
Office Depot, Inc.[1]	44,726	203,951
Penske Automotive Group, Inc.	19,300	321,152
Rent-A-Center, Inc.[1]	20,500	365,515
Ross Stores, Inc.	10,724	413,946
Sally Beauty Holdings, Inc.[1]	21,138	134,438
Talbots, Inc. (The)	19,200	103,680
Tractor Supply Co.[1]	1,500	61,980
Urban Outfitters, Inc.[1]	13,839	288,820
Williams-Sonoma, Inc.	500	5,935

		27,139,817

Textiles, Apparel & Luxury Goods—0.5%
Carter’s, Inc.[1]	813	20,008
Coach, Inc.	56,535	1,519,661
Fossil, Inc.[1]	17,000	409,360
Jones Apparel Group Inc.	42,300	453,879
Liz Claiborne, Inc.	89,500	257,760
Nike, Inc., Cl. B	29,900	1,548,222
Polo Ralph Lauren Corp., Cl. A	15,815	846,735
Quicksilver, Inc.[1]	700	1,295
Timberland Co., Cl. A1	29,500	391,465
UniFirst Corp.	800	29,736
Warnaco Group, Inc. (The)[1]	38,900	1,260,360
Wolverine World Wide, Inc.	3,099	68,364

		6,806,845

Consumer Staples—9.7%
Beverages—0.8%
Coca-Cola Co. (The)	104,010	4,991,440
PepsiCo, Inc.	117,973	6,483,796

		11,475,236

Food & Staples Retailing—2.8%
Casey’s General Stores, Inc.	13,286	341,317
CVS Caremark Corp.	98,053	3,124,949
Kroger Co. (The)	146,200	3,223,710
Safeway, Inc.	314,921	6,414,941
SUPERVALU, Inc.	22,300	288,785
Sysco Corp.	140,600	3,160,688
Wal-Mart Stores, Inc.	478,615	23,184,111

		39,738,501

Food Products—1.1%
Bunge Ltd.	4,000	241,000
General Mills, Inc.	185,425	10,387,509
Kraft Foods, Inc., Cl. A	52,800	1,337,952
Unilever NV CVA	154,300	3,715,556

		15,682,017

Household Products—2.3%
Colgate-Palmolive Co.	220,300	15,584,022
Kimberly-Clark Corp.	8,600	450,898
Procter & Gamble Co. (The)	323,899	16,551,239

		32,586,159

Personal Products—0.1%
Herbalife Ltd.	24,600	775,884
Mead Johnson Nutrition Co., Cl. A1	14,400	457,488

		1,233,372

Tobacco—2.6%
Altria Group, Inc.	127,231	2,085,316
Philip Morris International, Inc.	768,499	33,521,926

		35,607,242
F2 | OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Energy—13.0%
Energy Equipment & Services—2.0%
Baker Hughes, Inc.	120,360	$4,385,918
Complete Production Services, Inc.[1]	39,314	250,037
Diamond Offshore Drilling, Inc.	4,253	353,212
Dresser-Rand Group, Inc.[1]	38,960	1,016,856
Exterran Holdings, Inc.[1]	3,825	61,353
Halliburton Co.	475,389	9,840,552
Helix Energy Solutions Group, Inc.[1]	4,317	46,926
Key Energy Services, Inc.[1]	31,594	181,981
National Oilwell Varco, Inc.[1]	65,701	2,145,795
Noble Corp.	10,600	320,650
Oceaneering International, Inc.[1]	14,959	676,147
Oil States International, Inc.[1]	18,145	439,290
Parker Drilling Co.[1]	8,300	36,022
Pride International, Inc.[1]	31,462	788,438
Schlumberger Ltd.	77,253	4,180,160
Seacor Holdings, Inc.[1]	6,600	496,584
Superior Energy Services, Inc.[1]	7,200	124,344
Tidewater, Inc.	18,315	785,164
Transocean Ltd.[1]	14,182	1,053,581
Unit Corp.[1]	15,688	432,518

		27,615,528

Oil, Gas & Consumable Fuels—11.0%
Anadarko Petroleum Corp.	159,000	7,217,010
Apache Corp.	84,718	6,112,404
Bill Barrett Corp.[1]	6,906	189,639
Chevron Corp.	455,629	30,185,421
Cimarex Energy Co.	18,700	529,958
ConocoPhillips	43,302	1,821,282
Denbury Resources, Inc.[1]	32,510	478,872
Devon Energy Corp.	20,617	1,123,627
Enterprise Products Partners LP	86,100	2,147,334
Exxon Mobil Corp.	896,985	62,708,221
Hess Corp.	67,378	3,621,568
Kinder Morgan Energy Partners LP	32,400	1,656,288
Marathon Oil Corp.	87,294	2,630,168
Mariner Energy, Inc.[1]	6,000	70,500
Murphy Oil Corp.	136,700	7,425,544
Noble Energy, Inc.	67,300	3,968,681
Occidental Petroleum Corp.	282,100	18,565,001
Overseas Shipholding Group, Inc.	2,991	101,814
Plains All American Pipeline LP	8,200	348,910
Plains Exploration & Production Co.[1]	22,900	626,544
Stone Energy Corp.[1]	6,828	50,664
Valero Energy Corp.	87,793	1,482,824
XTO Energy, Inc.	24,082	918,487

		153,980,761

Financials—12.4%
Capital Markets—2.8%
Affiliated Managers Group, Inc.[1]	5,200	302,588
Ameriprise Financial, Inc.	36,026	874,351
Bank of New York Mellon Corp.	13,384	392,285
BlackRock, Inc.	23,215	4,072,375
Eaton Vance Corp.	5,600	149,800
Franklin Resources, Inc.	84,705	6,099,607
GAMCO Investors, Inc., Cl. A	1,800	87,300
Goldman Sachs Group, Inc. (The)	42,097	6,206,782
Greenhill & Co., Inc.	1,800	129,978
Investment Technology Group, Inc.[1]	3,150	64,229
Janus Capital Group, Inc.	79,700	908,580
Jefferies Group, Inc.[1]	2,224	47,438
Morgan Stanley	68,800	1,961,488
Northern Trust Corp.	23,500	1,261,480
SEI Investments Co.	26,216	472,937
State Street Corp.	224,680	10,604,896
T. Rowe Price Group, Inc.	57,142	2,381,107
TD Ameritrade Holding Corp.[1]	164,300	2,881,822
Teton Advisors, Inc.[1,2]	49	154
Virtus Investment Partners, Inc.[1]	1,330	19,538
Waddell & Reed Financial, Inc., Cl. A	2,335	61,574

		38,980,309

Commercial Banks—0.9%
Pacific Capital Bancorp	4,900	10,486
PacWest Bancorp	1,311	17,253
Popular, Inc.	94,300	207,460
Regions Financial Corp.	885,478	3,577,331
U.S. Bancorp	465,786	8,346,885
Wells Fargo & Co.	23,782	576,951

		12,736,366

Consumer Finance—1.1%
American Express Co.	357,800	8,315,272
AmeriCredit Corp.[1]	39,100	529,805
Capital One Financial Corp.	8,600	188,168
Cash America International, Inc.	8,984	210,136
Discover Financial Services	529,323	5,436,147
Student Loan Corp. (The)	1,800	66,960

		14,746,488
F3 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Diversified Financial Services—3.4%
Bank of America Corp.	1,536,196	$20,277,787
CIT Group, Inc.	64,600	138,890
Interactive Brokers Group, Inc., Cl. A1	35,973	558,661
JPMorgan Chase & Co.	722,390	24,640,723
Leucadia National Corp.[1]	21,029	443,502
NASDAQ OMX Group, Inc. (The)[1]	15,500	330,305
NYSE Euronext	23,155	630,974
PHH Corp.[1]	14,200	258,156

		47,278,998

Insurance—3.9%
Allied World Assurance Holdings Ltd.	12,500	510,375
Allstate Corp.	142,261	3,471,168
American Financial Group, Inc.	46,637	1,006,426
Aon Corp.	75,627	2,863,994
Aspen Insurance Holdings Ltd.	38,600	862,324
Assurant, Inc.	10,400	250,536
Axis Capital Holdings Ltd.	18,400	481,712
Berkley (W.R.) Corp.	46,567	999,793
Berkshire Hathaway, Inc., Cl. B1	965	2,794,379
Brown & Brown, Inc.	55,200	1,100,136
Chubb Corp.	159,008	6,341,239
Cincinnati Financial Corp.	21,995	491,588
CNA Financial Corp.	48,210	745,809
Delphi Financial Group, Inc., Cl. A	19,800	384,714
First American Corp.	3,300	85,503
Genworth Financial, Inc., Cl. A	74,800	522,852
Harleysville Group, Inc.	3,000	84,660
Hartford Financial Services Group, Inc. (The)	27,737	329,238
HCC Insurance Holdings, Inc.	17,217	413,380
IPC Holdings Ltd.	20,971	573,347
Lincoln National Corp.	159,702	2,748,471
Loews Corp.	230,233	6,308,384
MetLife, Inc.	72,434	2,173,744
Navigators Group, Inc. (The)[1]	2,000	88,860
Old Republic International Corp.	28,841	284,084
OneBeacon Insurance Group Ltd.	7,800	91,182
Phoenix Cos., Inc. (The)[1]	6,668	11,136
Platinum Underwriters Holdings Ltd.	10,200	291,618
Protective Life Corp.	36,100	412,984
Prudential Financial, Inc.	152,310	5,668,978
Reinsurance Group of America, Inc.	3,600	125,676
RLI Corp.	5,900	264,320
Selective Insurance Group, Inc.	6,400	81,728
StanCorp Financial Group, Inc.	1,012	29,024
State Auto Financial Corp.	1,300	22,750
Torchmark Corp.	3,000	111,120
Transatlantic Holdings, Inc.	4,200	181,986
Travelers Cos., Inc. (The)	259,718	10,658,827
United Fire & Casualty Co.	500	8,575
Unitrin, Inc.	18,100	217,562
XL Capital Ltd., Cl. A	63,310	725,533

		54,819,715

Real Estate Management & Development—0.0%
Forest City Enterprises, Inc., Cl. A	9,200	60,720
Jones Lang LaSalle, Inc.	600	19,638

		80,358

Thrifts & Mortgage Finance—0.3%
Hudson City Bancorp, Inc.	6,685	88,844
People’s United Financial, Inc.	267,100	4,017,184
Provident Financial Services, Inc.	11,759	107,007
Tree.com, Inc.[1]	1,106	10,618

		4,223,653

Health Care—14.3%
Biotechnology—1.7%
Amgen, Inc.[1]	268,357	14,206,820
Biogen Idec, Inc.[1]	41,700	1,882,755
Celgene Corp.[1]	99,054	4,738,743
Facet Biotech Corp.[1]	6,240	57,970
Gilead Sciences, Inc.[1]	60,100	2,815,084

		23,701,372

Health Care Equipment & Supplies—1.5%
Bard (C.R.), Inc.	29,343	2,184,586
Baxter International, Inc.	25,986	1,376,219
Becton, Dickinson & Co.	61,100	4,357,041
Inverness Medical Innovations, Inc.[1]	10,000	355,800
Medtronic, Inc.	59,142	2,063,464
Sirona Dental Systems, Inc.[1]	395	7,896
Steris Corp.	9,400	245,152
Stryker Corp.	129,400	5,142,356
Zimmer Holdings, Inc.[1]	110,800	4,720,080

		20,452,594

Health Care Providers & Services—3.7%
Aetna, Inc.	369,500	9,255,975
AMERIGROUP Corp.[1]	40,900	1,098,165
Cardinal Health, Inc.	10,718	327,435
F4 | OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Health Care Providers & Services Continued
Centene Corp.[1]	6,073	$121,339
CIGNA Corp.	70,496	1,698,249
Coventry Health Care, Inc.[1]	42,117	788,009
Kindred Healthcare, Inc.[1]	2,400	29,688
Laboratory Corp. of America Holdings[1]	157,100	10,649,809
Lincare Holdings, Inc.[1]	31	729
McKesson Corp.	104,486	4,597,384
Medco Health Solutions, Inc.[1]	133,758	6,100,702
MEDNAX, Inc.[1]	1,900	80,047
Omnicare, Inc.	21,617	556,854
Quest Diagnostics, Inc.	24,100	1,359,963
UnitedHealth Group, Inc.	33,700	841,826
Universal Health Services, Inc., Cl. B	19,500	952,575
WellCare Health Plans, Inc.[1]	5,300	97,997
WellPoint, Inc.[1]	272,500	13,867,525

		52,424,271

Health Care Technology—0.0%
IMS Health, Inc.	10,206	129,616
Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc.[1]	130,455	5,318,650
Pharmaceuticals—7.0%
Abbott Laboratories	406,980	19,144,339
Allergan, Inc.	91,000	4,329,780
Bristol-Myers Squibb Co.	222,000	4,508,820
Eli Lilly & Co.	168,000	5,819,520
Endo Pharmaceuticals Holdings, Inc.[1]	38,046	681,784
Forest Laboratories, Inc.[1]	68,690	1,724,806
Johnson & Johnson	338,472	19,225,210
King Pharmaceuticals, Inc.[1]	124,531	1,199,234
Merck & Co., Inc.	728,500	20,368,860
Pfizer, Inc.	1,009,300	15,139,500
Schering-Plough Corp.	91,400	2,295,968
Warner Chilcott Ltd., Cl. A1	2,206	29,009
Watson Pharmaceuticals, Inc.[1]	27,317	920,310
Wyeth	43,371	1,968,610

		97,355,750

Industrials—11.2%
Aerospace & Defense—4.9%
BE Aerospace, Inc.[1]	7,400	106,264
Boeing Co. (The)	355,314	15,100,845
Ceradyne, Inc.[1]	26,300	464,458
General Dynamics Corp.	133,751	7,408,468
Goodrich Corp.	29,724	1,485,308
Honeywell International, Inc.	196,812	6,179,897
L-3 Communications Holdings, Inc.	35,600	2,469,928
Lockheed Martin Corp.	16,326	1,316,692
Northrop Grumman Corp.	179,600	8,204,128
Precision Castparts Corp.	20,046	1,463,959
Raytheon Co.	137,100	6,091,353
Spirit Aerosystems Holdings, Inc., Cl. A1	8,714	119,730
Triumph Group, Inc.	13,602	544,080
United Technologies Corp.	336,938	17,507,298

		68,462,408

Air Freight & Logistics—0.3%
FedEx Corp.	37,000	2,057,940
Pacer International, Inc.	3,479	7,758
United Parcel Service, Inc., Cl. B	46,300	2,314,537

		4,380,235

Airlines—0.0%
SkyWest, Inc.	30,323	309,295
Building Products—0.1%
Armstrong World Industries, Inc.[1]	16,391	270,288
Lennox International, Inc.	19,412	623,319
Owens Corning, Inc.[1]	16,600	212,148

		1,105,755

Commercial Services & Supplies—0.7%
Copart, Inc.[1]	17,018	590,014
CoStar Group, Inc.[1]	7,700	306,999
Deluxe Corp.	600	7,686
Equifax, Inc.	34,826	908,959
First Advantage Corp., Cl. A1	2,894	44,018
HNI Corp.	29,471	532,246
Interface, Inc., Cl. A	25,796	159,935
Korn-Ferry International[1]	14,361	152,801
Manpower, Inc.	29,549	1,251,105
Miller (Herman), Inc.	15,607	239,411
Monster Worldwide, Inc.[1]	4,400	51,964
Pitney Bowes, Inc.	43,800	960,534
R.R. Donnelley & Sons Co.	73,700	856,394
Republic Services, Inc.	65,200	1,591,532
Resources Connection, Inc.[1]	564	9,684
Robert Half International, Inc.	21,199	500,720
TrueBlue, Inc.[1]	11,600	97,440
Viad Corp.	500	8,610
Waste Management, Inc.	69,675	1,962,048

		10,232,100
F5 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Construction & Engineering—0.3%
Chicago Bridge & Iron Co. NV	33,300	$412,920
EMCOR Group, Inc.[1]	13,345	268,501
Fluor Corp.	47,169	2,419,298
Granite Construction, Inc.	2,800	93,184
KBR, Inc.	43,187	796,368
Shaw Group, Inc. (The)[1]	16,700	457,747
Tutor Perini Corp.[1]	566	9,826

		4,457,844

Electrical Equipment—0.8%
Acuity Brands, Inc.	29,400	824,670
Baldor Electric Co.	39,158	931,569
Belden, Inc.	42,038	702,035
Cooper Industries Ltd., Cl. A	20,130	625,037
Emerson Electric Co.	162,000	5,248,800
GrafTech International Ltd.[1]	84,812	959,224
Hubbell, Inc., Cl. B	16,400	525,784
Rockwell Automation, Inc.	24,521	787,615
Smith (A.O.) Corp.	4,737	154,284
Thomas & Betts Corp.[1]	15,900	458,874
Woodward Governor Co.	12,115	239,877

		11,457,769

Industrial Conglomerates—0.7%
3M Co.	8,617	517,882
General Electric Co.	619,393	7,259,286
Tyco International Ltd.	48,138	1,250,625

		9,027,793

Machinery—2.5%
AGCO Corp.[1]	18,306	532,155
Barnes Group, Inc.	6,000	71,340
Briggs & Stratton Corp.	15,400	205,436
Caterpillar, Inc.	180,576	5,966,231
Chart Industries, Inc..[1]	700	12,726
CIRCOR International, Inc.	9,369	221,202
Crane Co.	10,681	238,293
Cummins, Inc.	65,075	2,291,291
Danaher Corp.	37,500	2,315,250
Deere & Co.	54,171	2,164,131
Dover Corp.	46,936	1,553,112
EnPro Industries, Inc.[1]	431	7,762
Flowserve Corp.	4,006	279,659
Gardner Denver, Inc.[1]	485	12,207
Harsco Corp.	36,118	1,022,139
IDEX Corp.	25,064	615,822
Illinois Tool Works, Inc.	149,800	5,593,532
Ingersoll-Rand Co. Ltd., Cl. A	74,268	1,552,201
Joy Global, Inc.	28,486	1,017,520
Lincoln Electric Holdings, Inc.	8,700	313,548
Manitowoc Co., Inc. (The)	8,368	44,016
Mueller Water Products, Inc., Cl. A	26,200	97,988
Navistar International Corp.[1]	20,849	909,016
Nordson Corp.	16,200	626,292
Paccar, Inc.	48,700	1,583,237
Parker-Hannifin Corp.	45,700	1,963,272
Sauer-Danfoss, Inc.	1,100	6,743
Terex Corp.[1]	600	7,242
Timken Co.	51,200	874,496
Titan International, Inc.	24,600	183,762
Toro Co. (The)	25,999	777,370
Trinity Industries, Inc.	36,700	499,854
Watts Water Technologies, Inc., Cl. A	23,800	512,652

		34,071,497

Marine—0.0%
Alexander & Baldwin, Inc.	9,110	213,538
Genco Shipping & Trading Ltd.	6,400	139,008
Kirby Corp.[1]	2,900	92,191

		444,737

Road & Rail—0.8%
Amerco[1]	600	22,290
Arkansas Best Corp.	12,900	339,915
CSX Corp.	34,014	1,177,905
Hertz Global Holdings, Inc.[1]	126,898	1,013,915
Norfolk Southern Corp.	105,700	3,981,719
Union Pacific Corp.	91,500	4,763,490

		11,299,234

Trading Companies & Distributors—0.1%
Watsco, Inc.	1,812	88,661
WESCO International, Inc.[1]	40,500	1,014,120

		1,102,781

Information Technology—19.0%
Communications Equipment—3.6%
3Com Corp.[1]	106,400	501,144
ADTRAN, Inc.	26,773	574,816
Avocent Corp.[1]	38,600	538,856
Ciena Corp.[1]	33,600	347,760
F6 | OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Communications Equipment Continued
Cisco Systems, Inc.[1]	1,701,600	$31,717,824
CommScope, Inc.[1]	13,685	359,368
Emulex Corp.[1]	78,000	762,840
F5 Networks, Inc.[1]	23,474	811,966
Harris Corp.	15,100	428,236
InterDigital, Inc.[1]	18,820	459,961
JDS Uniphase Corp.[1]	193,000	1,103,960
QUALCOMM, Inc.	269,831	12,196,361
Tellabs, Inc.[1]	190,200	1,089,846

		50,892,938

Computers & Peripherals—3.6%
Apple, Inc.[1]	131,668	18,753,473
Avid Technology, Inc.[1]	5,458	73,192
Dell, Inc.[1]	54,412	747,077
EMC Corp.[1]	144,894	1,898,111
International Business Machines Corp.	223,111	23,297,251
QLogic Corp.[1]	52,100	660,628
SanDisk Corp.[1]	76,700	1,126,723
Sun Microsystems, Inc.[1]	104,231	961,010
Synaptics, Inc.[1]	38,700	1,495,755
Teradata Corp.[1]	15,600	365,508
Western Digital Corp.[1]	51,034	1,352,401

		50,731,129

Electronic Equipment & Instruments—1.1%
Agilent Technologies, Inc.[1]	24,611	499,849
Amphenol Corp., Cl. A	18,100	572,684
Anixter International, Inc.[1]	16,992	638,729
Arrow Electronics, Inc.[1]	52,300	1,110,852
Avnet, Inc.[1]	44,199	929,505
AVX Corp.	21,600	214,488
Coherent, Inc.[1]	9,567	197,846
Corning, Inc.	277,132	4,450,740
Dolby Laboratories, Inc., Cl. A1	20,900	779,152
Ingram Micro, Inc., Cl. A1	83,766	1,465,905
Itron, Inc.[1]	7,910	435,604
Jabil Circuit, Inc.	66,696	494,884
L-1 Identity Solutions, Inc.[1]	600	4,644
Molex, Inc.	61,927	962,965
National Instruments Corp.	13,900	313,584
Plexus Corp.[1]	4,500	92,070
Rofin-Sinar Technologies, Inc.[1]	5,356	107,174
SYNNEX Corp.[1]	200	4,998
Tech Data Corp.[1]	5,774	188,868
Trimble Navigation Ltd.[1]	46,470	912,206
Vishay Intertechnology, Inc.[1]	122,000	828,380

		15,205,127

Internet Software & Services—1.5%
Akamai Technologies, Inc.[1]	68,214	1,308,345
Digital River, Inc.[1]	5,300	192,496
eBay, Inc.[1]	403,205	6,906,902
Google, Inc., Cl. A1	23,870	10,063,353
IAC/InterActiveCorp[1]	1,225	19,661
Open Text Corp.[1]	12,200	444,324
Sohu.com, Inc.[1]	14,978	941,068
ValueClick, Inc.[1]	70,400	740,608
VeriSign, Inc.[1]	3,488	64,458

		20,681,215

IT Services—2.1%
Accenture Ltd., Cl. A	148,600	4,972,156
Affiliated Computer Services, Inc., Cl. A1	4,710	209,218
Amdocs Ltd.[1]	65,600	1,407,120
Broadridge Financial Solutions, Inc.	53,600	888,688
Computer Sciences Corp.[1]	30,930	1,370,199
Fidelity National Information Services, Inc.	9,634	192,295
Fiserv, Inc.[1]	17,000	776,900
Gartner, Inc.[1]	1,800	27,468
Hewitt Associates, Inc.[1]	59,612	1,775,245
MasterCard, Inc., Cl. A	44,600	7,462,026
Paychex, Inc.	177,192	4,465,238
Perot Systems Corp., Cl. A1	54,700	783,851
Sapient Corp.[1]	18,700	117,623
Total System Services, Inc.	16,870	225,889
Unisys Corp.[1]	7,700	11,627
Western Union Co.	255,189	4,185,100

		28,870,643

Office Electronics—0.2%
Xerox Corp.	330,700	2,142,936
Zebra Technologies Corp., Cl. A1	2,800	66,248

		2,209,184

Semiconductors & Semiconductor Equipment—2.4%
Amkor Technology, Inc.[1]	70,772	334,752
Analog Devices, Inc.	56,239	1,393,602
F7 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Semiconductors & Semiconductor Equipment Continued
Applied Materials, Inc.	599,500	$6,576,515
Atmel Corp.[1]	78,200	291,686
Broadcom Corp., Cl. A1	118,682	2,942,127
Cabot Microelectronics Corp.[1]	2,900	82,041
Cymer, Inc.[1]	676	20,097
Entegris, Inc.[1]	22,800	62,016
Fairchild Semiconductor International, Inc., Cl. A1	24,498	171,241
Integrated Device Technology, Inc.[1]	64,500	389,580
International Rectifier Corp.[1]	12,200	180,682
LSI Corp.[1]	245,800	1,120,848
Marvell Technology Group Ltd.[1]	128,120	1,491,317
MEMC Electronic Materials, Inc.[1]	62,896	1,120,178
Microsemi Corp.[1]	9,629	132,880
National Semiconductor Corp.	54,514	684,151
NVIDIA Corp.[1]	99,254	1,120,578
ON Semiconductor Corp.[1]	523	3,588
Semtech Corp.[1]	300	4,773
Silicon Laboratories, Inc.[1]	5,500	208,670
Skyworks Solutions, Inc.[1]	58,886	575,905
Teradyne, Inc.[1]	35,400	242,844
Texas Instruments, Inc.	570,600	12,153,780
Xilinx, Inc.	120,291	2,461,154

		33,765,005

Software—4.5%
Adobe Systems, Inc.[1]	100,634	2,847,942
Advent Software, Inc.[1]	600	19,674
Ansys, Inc.[1]	22,841	711,726
Autodesk, Inc.[1]	62,236	1,181,239
CA, Inc.	147,800	2,576,154
Cadence Design Systems, Inc.[1]	18,255	107,705
Check Point Software Technologies Ltd.[1]	43,779	1,027,493
FactSet Research Systems, Inc.	15,517	773,833
Lawson Software, Inc.[1]	22,400	124,992
MICROS Systems, Inc.[1]	38,400	972,288
Microsoft Corp.	1,659,600	39,448,692
Net 1 UEPS Technologies, Inc.[1]	24,300	330,237
Nuance Communications, Inc.[1]	28,905	349,461
Oracle Corp.	158,767	3,400,789
Parametric Technology Corp.[1]	55,896	653,424
Progress Software Corp.[1]	6,881	145,671
Quest Software, Inc.[1]	11,700	163,098
Solera Holdings, Inc.[1]	3,512	89,205
Sybase, Inc.[1]	26,400	827,376
Symantec Corp.[1]	416,200	6,476,072
Synopsys, Inc.[1]	48,923	954,488
Take-Two Interactive Software, Inc.	20,400	193,188
THQ, Inc.[1]	800	5,728

		63,380,475

Materials—3.8%
Chemicals—1.6%
Air Products & Chemicals, Inc.	15,615	1,008,573
Ashland, Inc.	26,858	753,367
CF Industries Holdings, Inc.	16,224	1,202,847
Cytec Industries, Inc.	200	3,724
Dow Chemical Co. (The)	35,931	579,926
E.I. du Pont de Nemours & Co.	14,736	377,536
Eastman Chemical Co.	20,001	758,038
Ferro Corp.	18,300	50,325
Fuller (H.B.) Co.	8,800	165,176
Monsanto Co.	96,399	7,166,302
Mosaic Co. (The)	108,712	4,815,942
Nalco Holding Co.	16,352	275,368
NewMarket Corp.	5,000	336,650
Praxair, Inc.	37,700	2,679,339
Rockwood Holdings, Inc.[1]	13,000	190,320
RPM International, Inc.	36,000	505,440
Terra Industries, Inc.	43,400	1,051,148
Valhi, Inc.	1,300	9,659
Valspar Corp. (The)	35,300	795,309
Westlake Chemical Corp.	12,800	260,992

		22,985,981

Containers & Packaging—0.3%
Owens-Illinois, Inc.[1]	49,170	1,377,252
Sealed Air Corp.	71,470	1,318,622
Sonoco Products Co.	32,400	775,980
Temple-Inland, Inc.	8,300	108,896

		3,580,750

Metals & Mining—1.8%
AK Steel Holding Corp.	3,400	65,246
Alcoa, Inc.	152,362	1,573,899
Allegheny Technologies, Inc.	18,621	650,432
Carpenter Technology Corp.	42,800	890,668
Cliffs Natural Resources, Inc.	3,806	93,133
Commercial Metals Co.	47,645	763,749
Freeport-McMoRan Copper & Gold, Inc., Cl. B	68,540	3,434,539
Kaiser Aluminum Corp.	2,400	86,184
F8 | OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Metals & Mining Continued
Nucor Corp.	144,000	$6,397,920
Reliance Steel & Aluminum Co.	39,200	1,504,888
Schnitzer Steel Industries, Inc.	19,864	1,050,011
Southern Copper Corp.	372,200	7,607,768
United States Steel Corp.	33,037	1,180,742
Worthington Industries, Inc.	28,790	368,224

		25,667,403

Paper & Forest Products—0.1%
Domtar Corp.[1]	25,266	418,910
MeadWestvaco Corp.	22,000	361,020

		779,930

Telecommunication Services—2.5%
Diversified Telecommunication Services—2.0%
AT&T, Inc.	327,928	8,145,732
Embarq Corp.	37,600	1,581,456
NTELOS Holdings Corp.	5,500	101,310
Premiere Global Services, Inc.[1]	13,672	148,204
Qwest Communications International, Inc.	337,715	1,401,517
tw telecom, Inc.[1]	54,500	559,715
Verizon Communications, Inc.	469,089	14,415,105
Windstream Corp.	111,200	929,632

		27,282,671

Wireless Telecommunication Services—0.5%
America Movil SAB de CV, ADR, Series L	28,600	1,107,392
Centennial Communications Corp.[1]	25,700	214,852
NII Holdings, Inc.[1]	39,334	750,099
Sprint Nextel Corp.[1]	941,894	4,530,510
Syniverse Holdings, Inc.[1]	32,300	517,769

		7,120,622

Utilities—1.2%
Electric Utilities—0.5%
American Electric Power Co., Inc.	82,400	2,380,536
Duke Energy Corp.	303,800	4,432,442
Exelon Corp.	4,500	230,445

		7,043,423

Energy Traders—0.3%
AES Corp. (The)[1]	310,000	3,599,100
RRI Energy, Inc.[1]	36,824	184,488

		3,783,588

Multi-Utilities—0.4%
Integrys Energy Group, Inc.	7,315	219,377
PG&E Corp.	32,700	1,256,988
Public Service Enterprise Group, Inc.	78,500	2,561,455
Sempra Energy	12,300	610,449
Wisconsin Energy Corp.	33,000	1,343,427

		5,991,696

Total Common Stocks (Cost $1,320,049,452)		1,337,332,790

	Units

Rights, Warrants and Certificates—0.0%
Dime Bancorp, Inc. Wts., Strike Price $1, Exp. 1/2/10[1] (Cost $0)	31,300	313

	Principal
	Amount

Asset-Backed Securities—0.0%
GSAA Home Equity Trust 2005-15, Asset-Backed Certificates, Series 2005-15, Cl. 2A1, 0.404%, 1/25/36[3] (Cost $391,169)	$391,169	327,550

	Shares

Investment Companies—2.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[4,6]	238,783	238,783
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[4,5]	27,079,138	27,079,138
Standard & Poor’s Depositary Receipts Trust, Series 1	106,300	9,771,096

Total Investment Companies (Cost $37,166,138)		37,089,017

Total Investments, at Value (Cost $1,357,606,759)	98.4%	1,374,749,670
Other Assets Net of Liabilities	1.6	22,875,847

Net Assets	100.0%	$1,397,625,517

F9 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Illiquid security. The aggregate value of illiquid securities as of June 30, 2009 was $154, which represents less than 0.005% of the Fund’s net assets. See Note 6 of accompanying Notes.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Rate shown is the 7-day yield as of June 30, 2009.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser.Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

OFI Liquid Assets Fund, LLC	93,229,008	463,250,677	556,479,685	—
Oppenheimer Institutional Money Market Fund, Cl. E	7,043,996	153,315,835	133,280,693	27,079,138

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$615,179	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	27,079,138	42,885

	$27,079,138	$658,064

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

6.	Interest rate less than 0.0005%.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

	Level 1–	Level 2–	Level 3–
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$120,842,606	$—	$—	$120,842,606
Consumer Staples	136,322,527	—	—	136,322,527
Energy	181,596,289	—	—	181,596,289
Financials	172,865,733	154	—	172,865,887
Health Care	199,382,253	—	—	199,382,253
Industrials	156,351,448	—	—	156,351,448
Information Technology	265,735,716	—	—	265,735,716
Materials	53,014,064	—	—	53,014,064
Telecommunication Services	34,403,293	—	—	34,403,293
Utilities	16,818,707	—	—	16,818,707
Rights, Warrants and Certificates	—	313	—	313
Asset-Backed Securities	—	327,550	—	327,550
Investment Companies	37,089,017	—	—	37,089,017

Total Assets	$1,374,421,653	$328,017	$—	$1,374,749,670

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(5,434)	$—	$(5,434)

Total Liabilities	$—	$(5,434)	$—	$(5,434)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F10 | OPPENHEIMER MAIN STREET FUND/VA

Foreign Currency Exchange Contracts as of June 30, 2009 are as follows:

		Contract Amount	Expiration		Unrealized
Counterparty/Contract Description	Buy	(000’s)	Date	Value	Depreciation

Brown Brothers Harriman
Euro (EUR)	Buy	1,377 EUR	7/1/09	$1,931,506	$5,434
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,330,527,621)	$1,347,670,532
Affiliated companies (cost $27,079,138)	27,079,138

1,374,749,670
Receivables and other assets:
Investments sold	285,285,075
Interest and dividends	1,483,042
Shares of beneficial interest sold	245,780
Other	50,325

Total assets	1,661,813,892

Liabilities
Unrealized depreciation on foreign currency exchange contracts	5,434
Payables and other liabilities:
Investments purchased	261,613,786
Shares of beneficial interest redeemed	1,761,411
Distribution and service plan fees	613,459
Transfer and shareholder servicing agent fees	119,054
Shareholder communications	32,104
Trustees’ compensation	17,319
Other	25,808

Total liabilities	264,188,375

Net Assets	$1,397,625,517

Composition of Net Assets
Par value of shares of beneficial interest	$92,496
Additional paid-in capital	1,959,180,728
Accumulated net investment income	9,374,748
Accumulated net realized loss on investments and foreign currency transactions	(588,165,557)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	17,143,102

Net Assets	$1,397,625,517

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $422,741,848 and 27,846,902 shares of beneficial interest outstanding)	$15.18
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $974,883,669 and 64,648,721 shares of beneficial interest outstanding)	$15.08
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $123)	$14,818,382
Affiliated companies	42,885
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	17,130
Affiliated companies	615,179
Interest	4,989

Total investment income	15,498,565

Expenses
Management fees	4,408,011
Distribution and service plan fees—Service shares	1,162,425
Transfer and shareholder servicing agent fees:
Non-Service shares	74,566
Service shares	172,309
Shareholder communications:
Non-Service shares	66,937
Service shares	156,463
Trustees’ compensation	23,868
Custodian fees and expenses	3,748
Other	37,010

Total expenses	6,105,337
Less waivers and reimbursements of expenses	(5,253)

Net expenses	6,100,084

Net Investment Income	9,398,481

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(306,214,485)
Foreign currency transactions	(5,704)

Net realized loss	(306,220,189)
Net change in unrealized appreciation (depreciation) on:
Investments	393,819,957
Translation of assets and liabilities denominated in foreign currencies	(3,380)

Net change in unrealized appreciation	393,816,577

Net Increase in Net Assets Resulting from Operations	$96,994,869

See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$9,398,481	$24,773,186
Net realized loss	(306,220,189)	(267,651,680)
Net change in unrealized appreciation (depreciation)	393,816,577	(632,729,270)

Net increase (decrease) in net assets resulting from operations	96,994,869	(875,607,764)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(8,430,011)	(10,725,797)
Service shares	(16,363,358)	(15,635,174)

	(24,793,369)	(26,360,971)
Distributions from net realized gain:
Non-Service shares	—	(46,604,473)
Service shares	—	(82,181,746)

	—	(128,786,219)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(26,933,447)	(112,358,225)
Service shares	(100,105,575)	223,159,438

	(127,039,022)	110,801,213

Net Assets
Total decrease	(54,837,522)	(919,953,741)
Beginning of period	1,452,463,039	2,372,416,780

End of period (including accumulated net investment income of $9,374,748 and $24,769,636, respectively)	$1,397,625,517	$1,452,463,039

See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$14.56	$25.61	$24.78	$21.79	$20.84	$19.20

Income (loss) from investment operations:
Net investment income[1]	.11	.29	.33	.27	.26	.27
Net realized and unrealized gain (loss)	.81	(9.64)	.75	2.98	.97	1.53

Total from investment operations	.92	(9.35)	1.08	3.25	1.23	1.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.32)	(.25)	(.26)	(.28)	(.16)
Distributions from net realized gain	—	(1.38)	—	—	—	—

Total dividends and/or distributions to shareholders	(.30)	(1.70)	(.25)	(.26)	(.28)	(.16)

Net asset value, end of period	$15.18	$14.56	$25.61	$24.78	$21.79	$20.84

Total Return, at Net Asset Value[2]	7.12%	(38.47)%	4.43%	15.03%	5.98%	9.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$422,742	$432,360	$907,727	$1,046,146	$1,121,476	$1,238,948

Average net assets (in thousands)	$400,591	$670,994	$1,006,655	$1,054,522	$1,156,299	$1,216,081

Ratios to average net assets:[3]
Net investment income	1.59%	1.42%	1.28%	1.19%	1.26%	1.39%
Total expenses	0.74%[4,5]	0.66%[4,5,6]	0.65%[4,5,6]	0.66%[4,5]	0.67%[6]	0.67%[6]

Portfolio turnover rate	43%	132%	111%	100%	88%	82%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.74%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%
5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER MAIN STREET FUND/ VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$14.42	$25.38	$24.58	$21.63	$20.70	$19.10

Income (loss) from investment operations:
Net investment income[1]	.09	.24	.26	.22	.21	.25
Net realized and unrealized gain (loss)	.82	(9.56)	.75	2.95	.96	1.49

Total from investment operations	.91	(9.32)	1.01	3.17	1.17	1.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.26)	(.21)	(.22)	(.24)	(.14)
Distributions from net realized gain	—	(1.38)	—	—	—	—

Total dividends and/or distributions to shareholders	(.25)	(1.64)	(.21)	(.22)	(.24)	(.14)

Net asset value, end of period	$15.08	$14.42	$25.38	$24.58	$21.63	$20.70

Total Return, at Net Asset Value[2]	6.99%	(38.63)%	4.15%	14.76%	5.74%	9.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$974,884	$1,020,103	$1,464,690	$1,099,293	$598,348	$372,845

Average net assets (in thousands)	$940,624	$1,268,430	$1,315,488	$810,181	$462,272	$262,660

Ratios to average net assets:[3]
Net investment income	1.34%	1.20%	1.03%	0.95%	1.02%	1.30%
Total expenses	0.99%[4,5]	0.91%[4,5,6]	0.90%[4,5,6]	0.91%[4,5]	0.91%[6]	0.92%[6]

Portfolio turnover rate	43%	132%	111%	100%	88%	82%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.99%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%
Year Ended December 31, 2006	0.91%
5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Main Street Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total return from equity and debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
F17 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
F18 | OPPENHEIMER MAIN STREET FUND/VA

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $30,270,322 and unused capital loss carryforward as follows:

Expiring

2016	$217,993,206
As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $554,483,717 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,408,046,324

Gross unrealized appreciation	$81,869,674
Gross unrealized depreciation	(115,166,328)

Net unrealized depreciation	$(33,296,654)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times
F19 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued

as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,964,969	$27,491,082	4,118,231	$80,935,200
Dividends and/or distributions reinvested	776,960	8,430,011	2,774,941	57,330,270
Redeemed	(4,581,121)	(62,854,540)	(12,645,946)	(250,623,695)

Net decrease	(1,839,192)	$(26,933,447)	(5,752,774)	$(112,358,225)

Service Shares
Sold	3,820,572	$44,882,765	17,273,881	$299,271,029
Dividends and/or distributions reinvested	1,515,498	16,352,225	4,768,240	97,748,917
Redeemed	(11,406,152)	(161,340,565)	(9,024,762)	(173,860,508)

Net increase (decrease)	(6,070,082)	$(100,105,575)	13,017,359	$223,159,438

F20 | OPPENHEIMER MAIN STREET FUND/VA

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$562,999,071	$743,499,700
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $129,541 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. This voluntary undertaking may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $5,253 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
F21 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Foreign Currency Exchange Contracts Continued
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid Securities
As of June 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of June 30, 2009, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
F22 | OPPENHEIMER MAIN STREET FUND/VA

     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F23 | OPPENHEIMER MAIN STREET FUND/VA

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F24 | OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form
N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
7 | OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND ®/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Manind Govil, Vice President and Portfolio Manager
Benjamin Ram, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

\

June 30, 2009 Oppenheimer Main Street Small Cap Semiannual Fund®/VA Report A Series of Oppenheimer Variable Account Funds S E M I A N N U A L R E P O RT Investment Strategy Discussion Listing of Top Holdings Listing of Investments Financial Statements 1234

OPPENHEIMER MAIN STREET SMALL CAP FUND®/VA
Fund Objective. The Fund seeks capital appreciation.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	13.19%
Service Shares	13.11
Average Annual Total Returns
For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	-22.63%	-0.09%	4.61%

			Since
			Inception
	1-Year	5-Year	(7/16/01)

Service Shares	-22.79%	-0.32%	3.45%
Expense Ratios
For the Fiscal Year Ended 12/31/08

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	0.84%	0.80%
Service Shares	1.09	1.05
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Performance would have been lower if such charges were taken into account.
The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year. The net expense ratios take into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
Sector Allocation
Information Technology 22.5% Industrials 18.5 Consumer Discretionary 16.6 Financials 14.7 Health Care 10.9 Energy 5.9 Materials 5.8 Consumer Staples 2.8 Telecommunication Services 1.5 Utilities 0.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

TIBCO Software, Inc.	0.5%
MSCI, Inc., Cl. A	0.5
Savient Pharmaceuticals, Inc.	0.4
NuVasive, Inc.	0.4
Gardner Denver, Inc.	0.4
Phillips/Van Heusen Corp.	0.4
Skyworks Solutions, Inc.	0.3
CommScope, Inc.	0.3
AK Steel Holding Corp.	0.3
3Com Corp.	0.3
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
2 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion
Oppenheimer Main Street Small Cap Fund/VA’s Non-Service shares returned 13.19% for the six-month period ended June 30, 2009. By comparison, the Russell 2000 Index (the “Index”) returned 2.64%. During the first half of the period, as the significant market dislocations and historic market volatility in the 4th quarter of 2008 continued, Fund performance suffered. The Fund’s performance was particularly strong in the last half of the reporting period, where it handily outperformed the Index as market conditions improved.
     2008 was a historically volatile and unprecedented period in the financial markets and the volatility continued during the first quarter of 2009. Given this backdrop, Fund performance was negative in the 1st quarter of 2009. The Index’s performance during the first quarter of 2009 also was negative, falling somewhat further than the Fund. However, in the second quarter of 2009, all sectors within the Index came roaring back and had double-digit returns for the Fund.
     Overall for the reporting period, the Fund’s stock selection within the consumer discretionary and information technology sectors and relative overweights benefited relative performance versus the Index. Stock selection within the financials sector outperformed versus the Index as did the Fund’s allocation strategy within the sector. The Fund was underweight financials versus the Index, which helped relative performance as financials was by far the worst performing sector for the period. These three sectors primarily accounted for the Fund’s outperformance versus the Index during the reporting period. Successful stock selection in the energy and materials sectors also helped Fund performance.
     During the reporting period, the Fund did not underperform in any of the ten sectors of the Index. The Fund outperformed in eight of the ten sectors while relative performance was flat against the Index in two sectors, telecommunication services and consumer staples. The Fund outperformed overall in the industrials sector due to better relative stock selection than the Index. However, an overweight to industrials hurt Fund performance as industrials was the second worst performing sector.
     At the end of the reporting period, the Fund maintained its relative overweights to consumer discretionary, energy, industrials, information technology and materials. The Fund at period end remained underweight consumer staples, with more significant relative underweights in the health care, financials and utilities sectors.
     Effective May 19, 2009, Manind (“Mani”) Govil was named Team Leader of the Main Street Team. He was joined by several colleagues consisting of portfolio managers, analysts and a trader from his previous employer, RS Investment Management Co. LLC. The new 12-person Main Street Team will apply their time-tested approach, which combines fundamental security analysis with robust quantitative tools, to the three Oppenheimer Main Street funds as well as their related accounts.
     Oppenheimer Main Street Small Cap Fund/VA is co-managed by Matthew P. Ziehl, who is the lead portfolio manager, and Raman Vardharaj, who is primarily responsible for quantitative strategy. Prior to joining OppenheimerFunds, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006. He was a team leader and co-portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios from January 2001 to December 2001.
     Prior to joining OppenheimerFunds, Mr. Vardharaj was a sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as a quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006.
3 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND ®/VA
     The Fund’s investment process will be driven by in-depth fundamental research, supported by quantitative screening and implemented by an experienced team of portfolio managers and sector managers. The resulting portfolio will be comprised of stocks that they believe are attractively priced relative to a company’s underlying prospects.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2009	June 30, 2009	June 30, 2009

Non-Service shares	$1,000.00	$1,131.90	$4.50
Service shares	1,000.00	1,131.10	5.77

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.58	4.27
Service shares	1,000.00	1,019.39	5.47
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service shares	0.85%
Service shares	1.09
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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6 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Shares	Value

Common Stocks—95.7%
Consumer Discretionary—15.9%
Auto Components—0.9%
ArvinMeritor, Inc.	22,871	$100,404
Autoliv, Inc.	14,200	408,534
Cooper Tire & Rubber Co.	130,275	1,292,328
Drew Industries, Inc.[1]	10,063	122,467
Exide Technologies[1]	78,600	293,178
Federal-Mogul Corp.[1]	1,691	15,980
Fuel Systems Solutions, Inc.[1]	8,379	169,172
Gentex Corp.	3,300	38,280
Modine Manufacturing Co.	14,274	68,515
Stoneridge, Inc.[1]	40,887	196,258
Superior Industries International, Inc.	12,600	177,660
Tenneco, Inc.[1]	49,679	526,597
TRW Automotive Holdings Corp.[1]	157,100	1,775,230
WABCO Holdings, Inc.	100,235	1,774,160

		6,958,763

Automobiles—0.2%
Thor Industries, Inc.	66,000	1,212,420
Winnebago Industries, Inc.	19,600	145,628

		1,358,048

Distributors—0.0%
Core-Mark Holding Co., Inc.[1]	7,124	185,651
Diversified Consumer Services—0.6%
Capella Education Co.[1]	6,200	371,690
Career Education Corp.[1]	10,236	254,774
Corinthian Colleges, Inc.[1]	31,000	524,830
Hillenbrand, Inc.	9,900	164,736
Lincoln Educational Services[1]	5,300	110,929
Noah Education Holdings Ltd., ADR	15,900	61,692
Regis Corp.	95,860	1,668,923
Service Corp. International	24,600	134,808
Steiner Leisure Ltd.[1]	26,550	810,572
Stewart Enterprises, Inc.	98,068	472,688

		4,575,642

Hotels, Restaurants & Leisure—2.6%
AFC Enterprises, Inc.[1]	2,600	17,550
Ameristar Casinos, Inc.	19,900	378,697
Bally Technologies, Inc.[1]	55,700	1,666,544
BJ’s Restaurants, Inc.[1]	18,155	306,275
Bob Evans Farms, Inc.	75,214	2,161,650
Boyd Gaming Corp.[1]	159,535	1,356,048
Brinker International, Inc.	75,420	1,284,403
Buffalo Wild Wings, Inc.[1]	9,300	302,436
Burger King Holdings, Inc.	6,200	107,074
California Pizza Kitchen, Inc.[1]	33,800	449,202
CEC Entertainment, Inc.[1]	40,269	1,187,130
Churchill Downs, Inc.	2,800	94,248
CKE Restaurants, Inc.	53,400	452,832
Cracker Barrel Old Country Store, Inc.	37,450	1,044,855
Denny’s Corp.[1]	170,600	366,790
DineEquity, Inc.	7,300	227,687
Dover Downs Gaming & Entertainment, Inc.	1,200	5,580
Gaylord Entertainment Co., Cl. A1	3,900	49,569
International Speedway Corp., Cl. A	14,800	379,028
Interval Leisure Group, Inc.[1]	16,825	156,809
Isle of Capri Casinos, Inc.[1]	15,100	201,132
Jack in the Box, Inc.[1]	17,819	400,037
Krispy Kreme Doughnuts, Inc.[1]	36,200	108,600
Life Time Fitness, Inc.[1]	13,321	266,553
Marcus Corp. (The)	12,600	132,552
O’Charley’s, Inc.	4,400	40,700
Orient-Express Hotel Ltd., Cl. A	43,100	365,919
Panera Bread Co., Cl. A1	2,700	134,622
Papa John’s International, Inc.[1]	26,938	667,793
Pinnacle Entertainment, Inc.[1]	45,375	421,534
Red Robin Gourmet Burgers, Inc.[1]	36,862	691,163
Ruby Tuesday, Inc.[1]	67,600	450,216
Shuffle Master, Inc.[1]	17,396	114,988
Sonic Corp.[1]	4,000	40,120
Speedway Motorsports, Inc.	38,679	532,223
Steak n Shake Co. (The)[1]	29,400	256,956
Texas Roadhouse, Inc., Cl. A1	32,700	356,757
Town Sports International Holdings, Inc.[1]	5,900	22,125
Vail Resorts, Inc.[1]	35,689	957,179
WMS Industries, Inc.[1]	44,414	1,399,485
Wyndham Worldwide Corp.	84,073	1,018,965

		20,574,026

Household Durables—1.4%
American Greetings Corp., Cl. A	145,155	1,695,410
Blyth, Inc.	27,157	890,478
Brookfield Homes Corp.[1]	200	800
Centex Corp.	7,746	65,531
F1 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Household Durables Continued
CSS Industries, Inc.	11,650	$237,427
Ethan Allen Interiors, Inc.	13,400	138,824
Furniture Brands International, Inc.	53,100	160,893
Harman International Industries, Inc.	58,000	1,090,400
Helen of Troy Ltd.[1]	37,099	622,892
Hooker Furniture Corp.	8,210	94,251
Jarden Corp.[1]	76,300	1,430,625
La-Z-Boy, Inc.	79,449	374,999
Lennar Corp., Cl. A	39,560	383,336
M/I Homes, Inc.[1]	7,936	77,693
Meritage Homes Corp.[1]	38,493	725,978
National Presto Industries, Inc.	6,591	501,575
Palm Harbor Homes, Inc.[1]	4,600	9,890
Ryland Group, Inc. (The)	32,000	536,320
Sealy Corp.[1]	41,020	80,399
Tempur-Pedic International, Inc.	46,013	601,390
Tupperware Brands Corp.	43,300	1,126,666

		10,845,777

Internet & Catalog Retail—0.7%
1-800-FLOWERS.com, Inc.[1]	17,672	33,930
Bidz.com, Inc.[1]	3,400	9,588
Blue Nile, Inc.[1]	21,700	932,883
Gaiam, Inc.[1]	6,400	35,008
HSN, Inc.[1]	36,726	388,194
Liberty Media Corp.-Interactive, Series A1	4,900	24,549
NetFlix.com, Inc.[1]	37,200	1,537,848
NutriSystem, Inc.	51,488	746,576
Orbitz Worldwide, Inc.[1]	7,500	14,250
Overstock.com, Inc.[1]	27,489	328,768
PetMed Express, Inc.[1]	20,600	309,618
Shutterfly, Inc.[1]	25,600	357,120
Stamps.com, Inc.[1]	37,083	314,464
Ticketmaster Entertainment, Inc.[1]	60,220	386,612

		5,419,408

Leisure Equipment & Products—0.5%
Brunswick Corp.	183,200	791,424
Callaway Golf Co.	119,200	604,344
Hasbro, Inc.	4,000	96,960
JAKKS Pacific, Inc.[1]	56,000	718,480
Leapfrog Enterprises, Inc.[1]	66,300	151,827
Polaris Industries, Inc.	39,500	1,268,740
RC2 Corp.[1]	14,600	193,158
Smith & Wesson Holding Corp.[1]	42,400	240,832

		4,065,765

Media—0.9%
Arbitron, Inc.	9,800	155,722
Belo Corp., Cl. A	113,800	203,702
Central European Media Enterprises Ltd., Cl. A1	2,997	59,011
CKX, Inc.[1]	1,500	10,635
Clear Channel Outdoor Holdings, Inc., Cl. A1	4,700	24,910
CTC Media, Inc.[1]	5,000	59,100
Entercom Communications Corp.	4,900	7,497
Entravision Communications Corp.[1]	125,215	60,103
EW Scripps Co. (The), Cl. A	60,700	126,863
Gannett Co., Inc.	16,800	59,976
Global Sources Ltd.[1]	55,779	402,167
Harte-Hanks, Inc.	50,775	469,669
Journal Communications, Inc.	11,900	12,495
Knology, Inc.[1]	5,100	44,013
Liberty Media Holding Corp.-Capital, Series A1	26,272	356,248
Live Nation, Inc.[1]	36,700	178,362
McClatchy Co., Cl. A	56,100	28,050
Mediacom Communications Corp.[1]	41,900	214,109
Meredith Corp.	83,900	2,143,645
National CineMedia, Inc.	23,010	316,618
Scholastic Corp.	80,200	1,587,158
Sinclair Broadcast Group, Inc., Cl. A	104,499	202,728
Warner Music Group Corp.[1]	68,000	397,800

		7,120,581

Multiline Retail—0.6%
99 Cents Only Stores[1]	5,000	67,900
Big Lots, Inc.[1]	60,100	1,263,903
Dillard’s, Inc., Cl. A	191,786	1,764,431
Fred’s, Inc.	96,298	1,213,355

		4,309,589

Specialty Retail—5.4%
Aaron Rents, Inc.	800	23,856
Advance Auto Parts, Inc.	2,700	112,023
Aeropostale, Inc.[1]	61,400	2,104,178
America’s Car-Mart, Inc.[1]	13,230	271,215
AnnTaylor Stores Corp.[1]	168,100	1,341,438
Asbury Automotive Group, Inc.	86,412	884,859
AutoNation, Inc.[1]	200	3,470
Barnes & Noble, Inc.	52,400	1,081,012
bebe stores, inc.	28,489	196,004
Big 5 Sporting Goods Corp.	3,225	35,669
Blockbuster, Inc., Cl. A1	24,300	16,281
F2 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Specialty Retail Continued
Books-A-Million, Inc.	780	$5,546
Borders Group, Inc.[1]	31,092	114,419
Brown Shoe Co., Inc.	136,575	988,803
Buckle, Inc. (The)	64,200	2,039,634
Cabela’s, Inc.[1]	56,093	689,944
Cato Corp., Cl. A	20,649	360,119
Charlotte Russe Holding, Inc.[1]	37,000	476,560
Charming Shoppes, Inc.[1]	117,627	437,572
Children’s Place Retail Stores, Inc.[1]	77,000	2,035,110
Christopher & Banks Corp.	43,046	288,839
Citi Trends, Inc.[1]	46,027	1,191,179
Collective Brands, Inc.[1]	75,300	1,097,121
Conn’s, Inc.[1]	26,571	332,138
Dress Barn, Inc. (The)[1]	138,604	1,982,037
Finish Line, Inc. (The), Cl. A	94,500	701,190
Foot Locker, Inc.	81,600	854,352
Genesco, Inc.[1]	53,039	995,542
Group 1 Automotive, Inc.	58,289	1,516,680
Guess?, Inc.	9,600	247,488
Gymboree Corp.[1]	33,579	1,191,383
Haverty Furniture Cos., Inc.	6,000	54,900
hhgregg, Inc.[1]	18,200	275,912
Hot Topic, Inc.[1]	41,020	299,856
Jo-Ann Stores, Inc.[1]	37,220	769,337
Jos. A. Banks Clothiers, Inc.[1]	5,100	175,746
Men’s Wearhouse, Inc. (The)	129,536	2,484,500
Office Depot, Inc.[1]	324,600	1,480,176
OfficeMax, Inc.	4,600	28,888
Pacific Sunwear of California, Inc.[1]	65,900	222,083
Penske Automotive Group, Inc.	69,800	1,161,472
Pep Boys-Manny, Moe & Jack	71,888	728,944
RadioShack Corp.	14,100	196,836
Rent-A-Center, Inc.[1]	91,800	1,636,794
Sally Beauty Holdings, Inc.[1]	152,637	970,771
Signet Jewelers Ltd.	10,050	209,241
Sonic Automotive, Inc.	31,600	321,056
Stage Stores, Inc.	117,288	1,301,897
Systemax, Inc.[1]	54,727	651,799
Talbots, Inc. (The)	89,940	485,676
Tractor Supply Co.[1]	40,530	1,674,700
Wet Seal, Inc., Cl. A1	232,309	713,189
Williams-Sonoma, Inc.	199,636	2,369,679
Zale Corp.[1]	800	2,752
Zumiez, Inc.[1]	23,100	185,031

		42,016,896

Textiles, Apparel & Luxury Goods—2.1%
American Apparel, Inc.[1]	20,200	73,528
Carter’s, Inc.[1]	59,770	1,470,940
Fossil, Inc.[1]	49,867	1,200,797
Iconix Brand Group, Inc.[1]	12,560	193,173
Jones Apparel Group, Inc.	131,739	1,413,559
K-Swiss, Inc., Cl. A	10,700	90,950
Liz Claiborne, Inc.	329,803	949,833
Maidenform Brands, Inc.[1]	25,800	295,926
Movado Group, Inc.	14,088	148,488
Oxford Industries, Inc.	34,048	396,659
Perry Ellis International, Inc.[1]	29,300	213,304
Phillips/Van Heusen Corp.	95,600	2,742,764
Quicksilver, Inc.[1]	340,391	629,723
Steven Madden Ltd.[1]	19,178	488,080
Timberland Co., Cl. A1	105,335	1,397,795
Unifi, Inc.[1]	57,800	82,076
UniFirst Corp.	13,554	503,802
Volcom, Inc.[1]	16,100	201,250
Warnaco Group, Inc. (The)[1]	74,104	2,400,970
Wolverine World Wide, Inc.	63,750	1,406,325

		16,299,942

Consumer Staples—2.7%
Beverages—0.1%
Boston Beer Co., Inc., Cl. A1	7,200	213,048
Central European Distribution Corp.[1]	17,951	476,958

		690,006

Food & Staples Retailing—0.5%
Andersons, Inc. (The)	11,871	355,418
Arden Group, Inc., Cl. A	1,405	175,766
Casey’s General Stores, Inc.	38,200	981,358
Ingles Markets, Inc., Cl. A	7,500	114,300
Nash Finch Co.	11,500	311,190
Pantry, Inc. (The)[1]	64,260	1,066,716
PriceSmart, Inc.	5,600	93,800
Ruddick Corp.	4,800	112,464
Spartan Stores, Inc.	6,100	75,701
SUPERVALU, Inc.	300	3,885
United Natural Foods, Inc.[1]	1,200	31,500
Weis Markets, Inc.	7,762	260,182
Whole Foods Market, Inc.	2,400	45,552
Winn-Dixie Stores, Inc.[1]	22,600	283,404

		3,911,236
F3 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products—0.9%
Bunge Ltd.	2,200	$132,550
Calavo Growers, Inc.	400	7,932
Chiquita Brands International, Inc.[1]	95,153	976,270
ConAgra Foods, Inc.	500	9,530
Darling International, Inc.[1]	210,500	1,389,300
Del Monte Foods Co.	38,500	361,130
Diamond Foods, Inc.	9,900	276,210
Fresh Del Monte Produce, Inc.[1]	39,200	637,392
J&J Snack Foods Corp.	7,500	269,250
J.M. Smucker Co. (The)	1,600	77,856
Lancaster Colony Corp.	8,300	365,781
Omega Protein Corp.[1]	36,622	148,685
Ralcorp Holdings, Inc.[1]	17,900	1,090,468
Sanderson Farms, Inc.	2,100	94,500
Smart Balance, Inc.[1]	4,100	27,921
Smithfield Foods, Inc.[1]	25,600	357,632
TreeHouse Foods, Inc.[1]	27,800	799,806

		7,022,213

Household Products—0.2%
Central Garden & Pet Co., Cl. A1	113,154	1,114,567
WD-40 Co.	11,686	338,894

		1,453,461

Personal Products—0.8%
American Oriental Bioengineering, Inc.[1]	138,700	733,723
Bare Escentuals, Inc.[1]	34,078	302,272
Chattem, Inc.[1]	2,300	156,630
Elizabeth Arden, Inc.[1]	27,835	243,000
Herbalife Ltd.	74,500	2,349,730
Inter Parfums, Inc.	33,750	247,725
NBTY, Inc.[1]	53,300	1,498,796
Nu Skin Asia Pacific, Inc., Cl. A	30,492	466,528
Prestige Brands Holdings, Inc.[1]	57,100	351,165

		6,349,569

Tobacco—0.2%
Alliance One International, Inc.[1]	7,000	26,600
Universal Corp.	44,445	1,471,574

		1,498,174

Energy—5.7%
Energy Equipment & Services—3.8%
Allis-Chalmers Energy, Inc.[1]	44,100	101,871
Basic Energy Services, Inc.[1]	57,100	389,993
Bristow Group, Inc.[1]	12,300	364,449
Bronco Drilling Co., Inc.[1]	22,134	94,734
Cal Dive International, Inc.[1]	18,700	161,381
Complete Production Services, Inc.[1]	132,500	842,700
Dawson Geophysical Co.[1]	13,722	409,602
Dresser-Rand Group, Inc.[1]	21,000	548,100
Dril-Quip, Inc.[1]	50,800	1,935,480
ENGlobal Corp.[1]	37,100	182,532
Exterran Holdings, Inc.[1]	98,500	1,579,940
Forbes Energy Services Ltd., Legend Shares[1,2]	101,800	100,649
Global Industries Ltd.[1]	174,400	987,104
Gulf Island Fabrication, Inc.	40,774	645,452
Gulfmark Offshore, Inc.[1]	48,701	1,344,148
Helix Energy Solutions Group, Inc.[1]	178,600	1,941,382
Helmerich & Payne, Inc.	3,700	114,219
Hercules Offshore, Inc.[1]	11,358	45,091
Hornbeck Offshore Services, Inc.[1]	11,100	237,429
Key Energy Services, Inc.[1]	263,677	1,518,780
Lufkin Industries, Inc.	1,800	75,690
Matrix Service Co.[1]	54,343	623,858
NATCO Group, Inc., Cl. A1	22,728	748,206
Natural Gas Services Group[1]	17,200	228,760
Newpark Resources, Inc.[1]	134,897	384,456
North American Energy Partners, Inc.[1]	18,900	115,101
Oceaneering International, Inc.[1]	1,770	80,004
Oil States International, Inc.[1]	89,300	2,161,953
Parker Drilling Co.[1]	245,872	1,067,084
Patterson-UTI Energy, Inc.	36,600	470,676
Pioneer Drilling Co.[1]	55,300	264,887
Precision Drilling Trust	231,567	1,130,047
RPC, Inc.	14,200	118,570
Seacor Holdings, Inc.[1]	29,900	2,249,676
Superior Energy Services, Inc.[1]	89,200	1,540,484
T-3 Energy Services, Inc.[1]	29,730	354,084
Tetra Technologies, Inc.[1]	181,050	1,441,158
Tidewater, Inc.	10,772	461,796
Union Drilling, Inc.[1]	30,948	204,876
Unit Corp.[1]	23,300	642,381
Willbros Group, Inc.[1]	96,124	1,202,511

		29,111,294

Oil, Gas & Consumable Fuels—1.9%
Abraxas Petroleum Corp.[1]	10,100	9,595
Arena Resources, Inc.[1]	600	19,110
Atlas America, Inc.	3,300	58,971
F4 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Oil, Gas & Consumable Fuels Continued
ATP Oil & Gas Corp.[1]	68,000	$473,280
Berry Petroleum Co., Cl. A	58,600	1,089,374
Bill Barrett Corp.[1]	4,400	120,824
Brigham Exploration Co.[1]	50,400	175,896
Callon Petroleum Co.[1]	6,804	13,472
Cimarex Energy Co.	17,200	487,448
Clean Energy Fuels Corp.[1]	17,800	153,258
Comstock Resources, Inc.[1]	12,300	406,515
Contango Oil & Gas Co.[1]	9,900	420,651
Crosstex Energy, Inc.	38,700	160,992
CVR Energy, Inc.[1]	119,314	874,572
Delek US Holdings, Inc.	64,180	544,246
Denbury Resources, Inc.[1]	31,400	462,522
Encore Acquisition Co.[1]	15,255	470,617
EXCO Resources, Inc.[1]	300	3,876
Frontier Oil Corp.	49,953	654,884
Gasco Energy, Inc.[1]	86,000	24,080
General Maritime Corp.	24,886	246,123
GeoResources, Inc.[1]	8,400	85,680
Holly Corp.	19,391	348,650
International Coal Group, Inc.[1]	47,500	135,850
James River Coal Co.[1]	9,600	145,248
Knightsbridge Tankers Ltd.	22,240	303,354
Mariner Energy, Inc.[1]	100,500	1,180,875
MarkWest Energy Partners LP	8,100	147,420
McMoRan Exploration Co.[1]	4,700	28,012
Meridian Resource Corp. (The)[1]	9,300	3,255
Nordic American Tanker Shipping Ltd.	2,500	79,550
Oilsands Quest, Inc.[1]	17,700	16,992
Penn Virginia Corp.	20,800	340,496
PetroQuest Energy, Inc.[1]	2,000	7,380
Rentech, Inc.[1]	300	171
Rosetta Resources, Inc.[1]	109,500	958,125
Southern Union Co.	600	11,034
St. Mary Land & Exploration Co.	4,685	97,776
Stone Energy Corp.[1]	27,184	201,705
Swift Energy Co.[1]	22,100	367,965
Teekay Corp.	12,500	262,875
Teekay Tankers Ltd., Cl. A	13,100	121,699
Tesoro Corp.	29,396	374,211
USEC, Inc.[1]	139,800	743,736
VAALCO Energy, Inc.[1]	133,000	562,590
W&T Offshore, Inc.	41,900	408,106
Western Refining, Inc.[1]	121,314	856,477
Westmoreland Coal Co.[1]	2,600	21,060
Whiting Petroleum Corp.[1]	6,100	214,476
World Fuel Services Corp.	3,900	160,797

		15,055,871

Financials—14.0%
Capital Markets—1.3%
Ameriprise Financial, Inc.	300	7,281
BGC Partners, Inc., Cl. A	2,100	7,959
Cohen & Steers, Inc.	25,718	384,484
Eaton Vance Corp.	700	18,725
Evercore Partners, Inc., Cl. A	10,000	196,400
GAMCO Investors, Inc., Cl. A	8,540	414,190
GFI Group, Inc.	68,429	461,211
Greenhill & Co., Inc.	4,600	332,166
Investment Technology Group, Inc.[1]	22,200	452,658
Janus Capital Group, Inc.	68,000	775,200
KBW, Inc.[1]	9,400	270,344
Knight Capital Group, Inc., Cl. A1	85,626	1,459,923
LaBranche & Co., Inc.[1]	180,003	774,013
MF Global Ltd.[1]	118,313	701,596
Penson Worldwide, Inc.[1]	43,602	390,238
Piper Jaffray Cos., Inc.[1]	6,200	270,754
Sanders Morris Harris Group, Inc.	5,600	30,800
SEI Investments Co.	400	7,216
Stifel Financial Corp.[1]	12,750	613,148
SWS Group, Inc.	58,756	820,821
Teton Advisors, Inc.[1,3]	131	413
Thomas Weisel Partners Group, Inc.[1]	4,600	27,692
Tradestation Group, Inc.[1]	13,850	117,171
U.S. Global Investors, Inc., Cl. A	900	8,334
Virtus Investment Partners, Inc.[1]	4,349	63,887
W.P. Carey & Co. LLC	600	14,988
Waddell & Reed Financial, Inc., Cl. A	45,600	1,202,472

		9,824,084

Commercial Banks—1.8%
1st Source Corp.	564	9,740
Amcore Financial, Inc.	1,634	1,340
BancFirst Corp.	2,800	96,824
Banco Macro SA, ADR[1]	4,100	66,379
Boston Private Financial Holdings, Inc.	32,478	145,501
CapitalSource, Inc.	193,680	945,158
Capitol Bancorp Ltd.	1,160	3,074
Cathay Bancorp, Inc.	32,200	306,222
F5 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks Continued
Central Pacific Financial Corp.	58,900	$220,875
Chemical Financial Corp.	9,500	189,145
City Holding Co.	24,800	752,928
CoBiz Financial, Inc.	9,500	60,895
Columbia Banking System, Inc.	11,900	121,737
Community Bank System, Inc.	30,600	445,536
Community Trust Bancorp, Inc.	13,500	361,125
East West Bancorp, Inc.	63,718	413,530
Encore Bancshares, Inc.[1]	8,400	60,900
F.N.B. Corp.	8,500	52,615
First BanCorp	10,400	41,080
First Citizens BancShares, Inc., Cl. A	1,650	220,523
First Community Bancshares, Inc.	6,500	83,460
First Financial Bancorp	9,800	73,696
First Financial Corp.	400	12,632
First Merchants Corp.	20,200	162,206
First Midwest Bancorp, Inc.	29,900	218,569
FirstMerit Corp.	25,587	434,467
Frontier Financial Corp.[4]	30,570	36,990
Glacier Bancorp, Inc.	11,100	163,947
Greene Bankshares, Inc.	7,450	33,376
Guaranty Bancorp[1]	11,100	21,201
Hancock Holding Co.	1,900	61,731
Hanmi Financial Corp.	6,000	10,500
IBERIABANK Corp.	900	35,469
Independent Bank Corp.	3,856	75,963
International Bancshares Corp.	22,516	232,140
MainSource Financial Group, Inc.	10,700	79,394
MB Financial, Inc.	12,100	123,299
National Penn Bancshares, Inc.	71,200	328,232
NBT Bancorp, Inc.	6,500	141,115
Old National Bancorp	39,090	383,864
Old Second Bancorp, Inc.	300	1,770
Oriental Financial Group, Inc.	24,661	239,212
Pacific Capital Bancorp	103,800	222,132
PacWest Bancorp	41,100	540,876
Park National Corp.	800	45,184
Popular, Inc.	191,700	421,740
Prosperity Bancshares, Inc.	8,700	259,521
Renasant Corp.	5,000	75,100
Republic Bancorp, Inc., Cl. A	8,500	192,015
Sandy Spring Bancorp, Inc.	9,100	133,770
Santander BanCorp[1]	6,200	43,152
Signature Bank[1]	4,300	116,616
Simmons First National Corp.	8,800	235,136
South Financial Group, Inc. (The)	21,100	25,109
Southside Bancshares, Inc.	8,185	187,191
Sterling Bancorp	33,300	278,055
Sterling Bancshares, Inc.	12,300	77,859
Susquehanna Bancshares, Inc.	59,100	288,999
TCF Financial Corp.	5,800	77,546
Tompkins Financial Corp.	7,230	346,679
TowneBank	6,500	91,000
Trustmark Corp.	11,900	229,908
UMB Financial Corp.	8,700	330,687
Umpqua Holdings Corp.	37,212	288,765
United Bankshares, Inc.	9,000	175,860
United Community Banks, Inc.[1]	37,105	222,259
Webster Financial Corp.	3,700	29,785
WesBanco, Inc.	13,800	200,652
West Coast Bancorp	3,408	6,952
Westamerica Bancorp	8,700	431,607
Western Alliance Bancorp[1]	19,308	132,067
Whitney Holding Corp.	26,600	243,656
Wintrust Financial Corp.	19,100	307,128
Zions Bancorp	8,800	101,728

		13,827,094

Consumer Finance—0.9%
Advance America Cash Advance Centers, Inc.	7,100	31,453
Advanta Corp., Cl. B	31,650	13,293
AmeriCredit Corp.[1]	161,400	2,186,970
Cash America International, Inc.	77,707	1,817,567
Discover Financial Services	38,700	397,449
Dollar Financial Corp.[1]	20,285	279,730
EZCORP, Inc., Cl. A1	12,890	138,954
First Cash Financial Services, Inc.[1]	24,448	428,329
First Marblehead Corp. (The)[1]	24,100	48,682
Nelnet, Inc., Cl. A1	28,656	389,435
Student Loan Corp. (The)	5,544	206,237
World Acceptance Corp.[1]	59,981	1,194,222

		7,132,321

Diversified Financial Services—1.0%
CIT Group, Inc.	258,987	556,822
Encore Capital Group, Inc.[1]	14,813	196,272
Financial Federal Corp.	24,386	501,132
Life Partners Holdings, Inc.	17,077	242,152
MarketAxess Holdings, Inc.[1]	14,700	140,091
MSCI, Inc., Cl. A1	144,700	3,536,468
NewStar Financial, Inc.[1]	2,800	5,348
F6 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value
Diversified Financial Services Continued
PHH Corp.[1]	105,836	$1,924,098
Pico Holdings, Inc.[1]	6,000	172,200
Portfolio Recovery Associates, Inc.[1]	4,500	174,285

		7,448,868

Insurance—4.8%
Alleghany Corp.[1]	804	217,884
Allied World Assurance Holdings Ltd.	27,921	1,140,014
American Equity Investment Life Holding Co.	115,918	646,822
American Financial Group, Inc.	10,000	215,800
American National Insurance Co.	2,192	165,671
American Physicians Capital, Inc.	17,909	701,316
Amerisafe, Inc.[1]	61,704	960,114
AmTrust Financial Services, Inc.	76,328	870,139
Argo Group International Holdings Ltd.[1]	5,900	166,498
Aspen Insurance Holdings Ltd.	82,300	1,838,582
Assurant, Inc.	18,500	445,665
Assured Guaranty Ltd.	96,839	1,198,867
CNA Financial Corp.	13,900	215,033
CNA Surety Corp.[1]	51,796	698,728
Conseco, Inc.[1]	268,400	636,108
Crawford & Co.[1]	3,000	14,400
Delphi Financial Group, Inc., Cl. A	89,537	1,739,704
eHealth, Inc.[1]	3,400	60,044
EMC Insurance Group, Inc.	992	20,644
Employers Holdings, Inc.	42,600	577,230
Endurance Specialty Holdings Ltd.	40,461	1,185,507
Enstar Group Ltd.[1]	800	47,080
FBL Financial Group, Inc., Cl. A	28,110	232,189
Fidelity National Financial, Inc., Cl. A	400	5,412
First American Corp.	3,000	77,730
First Mercury Financial Corp.	12,203	168,035
FPIC Insurance Group, Inc.[1]	18,680	571,982
Gallagher (Arthur J.) & Co.	168	3,585
Genworth Financial, Inc., Cl. A	2,020	14,120
Greenlight Capital Re Ltd., Cl. A1	3,800	65,778
Hallmark Financial Services, Inc.[1]	7,400	52,910
Hanover Insurance Group, Inc.	27,100	1,032,781
Harleysville Group, Inc.	12,400	349,928
Hilltop Holdings, Inc.[1]	7,800	92,586
Horace Mann Educators Corp.	72,809	725,906
Infinity Property & Casualty Corp.	29,851	1,088,367
IPC Holdings Ltd.	58,000	1,585,720
Lincoln National Corp.	11,900	204,799
Maiden Holdings Ltd.	3,880	25,453
Max Capital Group Ltd.	124,700	2,301,962
Meadowbrook Insurance Group, Inc.	33,005	215,523
Mercury General Corp.	4,200	140,406
Montpelier Re Holdings Ltd.	24,200	321,618
National Financial Partners Corp.	23,100	169,092
National Interstate Corp.	10,000	151,800
National Western Life Insurance Co., Cl. A	400	46,700
Navigators Group, Inc. (The)[1]	13,500	599,805
NYMAGIC, Inc.	200	2,776
Odyssey Re Holdings Corp.	16,122	644,558
Old Republic International Corp.	14,966	147,415
OneBeacon Insurance Group Ltd.	42,080	491,915
Phoenix Cos., Inc. (The)[1]	66,094	110,377
Platinum Underwriters Holdings Ltd.	50,000	1,429,500
PMA Capital Corp., Cl. A1	14,900	67,795
Presidential Life Corp.	13,259	100,371
ProAssurance Corp.[1]	29,972	1,385,006
Protective Life Corp.	157,800	1,805,232
RLI Corp.	5,800	259,840
Safety Insurance Group, Inc.	26,909	822,339
Seabright Insurance Holdings, Inc.[1]	30,891	312,926
Selective Insurance Group, Inc.	50,572	645,804
StanCorp Financial Group, Inc.	56,602	1,623,345
State Auto Financial Corp.	5,900	103,250
Stewart Information Services Corp.	19,974	284,630
Tower Group, Inc.	3,600	89,208
Transatlantic Holdings, Inc.	1,010	43,763
United America Indemnity Ltd., Cl. A1	67,444	323,057
United Fire & Casualty Co.	7,100	121,765
Unitrin, Inc.	80,400	966,408
UnumProvident Corp.	21,400	339,404
Validus Holdings Ltd.	48,353	1,062,799
White Mountains Insurance Group Ltd.	700	160,237

		37,349,757

Real Estate Investment Trusts—3.3%
Acadia Realty Trust	10,192	133,006
Agree Realty Corp.	9,600	175,968
Alexander’s, Inc.	300	80,880
Alexandria Real Estate Equities, Inc.	13,300	476,007
American Campus Communities, Inc.	10,000	221,800
F7 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts Continued
American Capital Agency Corp.	19,800	$454,806
Arbor Realty Trust, Inc.	1,600	2,800
Ashford Hospitality Trust	51,800	145,558
Associated Estates Realty Corp.	6,500	38,740
BioMed Realty Trust, Inc.	52,530	537,382
Capital Lease Funding, Inc.	15,200	41,952
Capstead Mortgage Corp.	24,100	306,311
CBL & Associates Properties, Inc.	1,191	6,419
Cedar Shopping Centers, Inc.	11,900	53,788
Colonial Properties Trust	11,100	82,140
Corporate Office Properties Trust	34,020	997,807
DCT Industrial Trust, Inc.	43,600	177,888
DiamondRock Hospitality Co.	73,900	462,614
Digital Realty Trust, Inc.	21,100	756,435
EastGroup Properties, Inc.	19,700	650,494
Entertainment Properties Trust	36,140	744,484
Equity Lifestyle Properties, Inc.	16,600	617,188
Equity One, Inc.	4,200	55,692
Essex Property Trust, Inc.	9,213	573,325
Extra Space Storage, Inc.	87,100	727,285
FelCor Lodging Trust, Inc.	78,300	192,618
First Industrial Realty Trust, Inc.	33,500	145,725
First Potomac Realty Trust	5,500	53,625
Getty Realty Corp.	3,600	67,932
Glimcher Realty Trust	4,800	13,920
Hatteras Financial Corp.	24,500	700,455
Healthcare Realty Trust, Inc.	45,300	762,399
Hersha Hospitality Trust	11,800	29,264
Highwoods Properties, Inc.	31,000	693,470
Home Properties of New York, Inc.	37,756	1,287,480
Inland Real Estate Corp.	52,000	364,000
Investors Real Estate Trust	5,100	45,339
Kite Realty Group Trust	22,400	65,408
LaSalle Hotel Properties	26,200	323,308
Lexington Realty Trust	45,519	154,765
Liberty Property Trust	20,052	461,998
LTC Properties, Inc.	20,800	425,360
Medical Properties Trust, Inc.	67,900	412,153
Mid-America Apartment Communities, Inc.	45,700	1,677,647
National Health Investors, Inc.	13,851	369,960
National Retail Properties, Inc.	65,179	1,130,856
Nationwide Health Properties, Inc.	5,700	146,718
Omega Healthcare Investors, Inc.	47,590	738,597
Parkway Properties, Inc.	23,200	301,600
Pennsylvania Real Estate Investment Trust	23,000	115,000
Post Properties, Inc.	5,600	75,264
Potlatch Corp.	16,010	388,883
PS Business Parks, Inc.	11,900	576,436
Ramco-Gershenson Properties Trust	7,400	74,074
Realty Income Corp.	31,558	691,751
Redwood Trust, Inc.	14,200	209,592
Saul Centers, Inc.	3,500	103,495
Senior Housing Properties Trust	72,400	1,181,568
SL Green Realty Corp.	39,900	915,306
Sovran Self Storage, Inc.	19,200	472,320
Strategic Hotels & Resorts, Inc.	39,700	44,067
Sunstone Hotel Investors, Inc.	35,225	188,454
Tanger Factory Outlet Centers, Inc.	18,390	596,388
Taubman Centers, Inc.	23,500	631,210
Universal Health Realty Income Trust	2,296	72,370
Urstadt Biddle Properties, Inc., Cl. A	10,296	144,968
Walter Investment Management Corp.[1]	3,725	49,468
Washington Real Estate Investment Trust	22,400	501,088

		26,117,068

Real Estate Management & Development—0.1%
Avatar Holdings, Inc.[1]	2,746	49,895
Consolidated-Tomoka Land Co.	500	17,540
Forest City Enterprises, Inc., Cl. A	43,014	283,892
Forestar Group, Inc.[1]	37,862	449,801
Jones Lang LaSalle, Inc.	6,000	196,380
Tejon Ranch Co.[1]	1,400	37,086

		1,034,594

Thrifts & Mortgage Finance—0.8%
Anchor BanCorp Wisconsin, Inc.	1,600	2,080
Bank Mutual Corp.	28,200	245,904
Dime Community Bancshares, Inc.	53,500	487,385
First Niagara Financial Group, Inc.	44,400	507,048
First Place Financial Corp.	4,648	14,455
Flushing Financial Corp.	27,300	255,255
Hudson City Bancorp, Inc.	700	9,303
MGIC Investment Corp.	54,999	241,996
NewAlliance Bancshares, Inc.	116,000	1,334,000
OceanFirst Financial Corp.	4,800	57,456
Ocwen Financial Corp.[1]	118,497	1,536,906
PMI Group, Inc. (The)	74,700	147,906
Provident Financial Services, Inc.	71,500	650,650
F8 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Thrifts & Mortgage Finance Continued
Provident New York Bancorp	31,300	$254,156
Radian Group, Inc.	90,500	246,160
TierOne Corp.[1]	8,100	16,686
Tree.com, Inc.[1]	886	8,506
Trustco Bank Corp. NY	12,900	76,239
United Financial Bancorp., Inc.	23,300	322,006
WSFS Financial Corp.	4,500	122,895

		6,536,992

Health Care—10.4%
Biotechnology—2.1%
Abraxis BioScience, Inc.[1]	500	18,430
Acorda Therapeutics, Inc.[1]	17,000	479,230
Alexion Pharmaceuticals, Inc.[1]	28,600	1,176,032
Allos Therapeutics, Inc.[1]	41,670	345,444
Alnylam Pharmaceuticals, Inc.[1]	10,100	224,927
Anadys Pharmaceuticals, Inc.[1]	14,400	26,784
ArQule, Inc.[1]	17,203	105,626
Array BioPharma, Inc.[1]	18,400	57,776
Celldex Therapeutics, Inc.[1]	10,475	81,915
Cepheid, Inc.[1]	7,600	71,592
Cougar Biotechnology, Inc.[1]	1,400	60,144
Cubist Pharmaceuticals, Inc.[1]	57,500	1,053,975
Dendreon Corp.[1]	400	9,940
Emergent Biosolutions, Inc.[1]	39,210	561,879
Enzon Pharmaceuticals, Inc.[1]	70,700	556,409
Facet Biotech Corp.[1]	26,620	247,300
Genomic Health, Inc.[1]	1,500	25,995
Geron Corp.[1]	62,600	480,142
GTx, Inc.[1]	9,600	88,608
Human Genome Sciences, Inc.[1]	43,700	124,982
ImmunoGen, Inc.[1]	200	1,722
Incyte Corp.[1]	53,900	177,331
Indevus Pharmaceuticals, Inc.[1,3]	2,500	25
InterMune, Inc.[1]	9,700	147,440
Isis Pharmaceuticals, Inc.[1]	23,600	389,400
Ligand Pharmaceuticals, Inc., Cl. B1	40,600	116,116
MannKind Corp.[1]	12,492	103,809
Martek Biosciences Corp.	66,147	1,399,009
Medivation, Inc.[1]	27,900	625,239
Momenta Pharmaceuticals, Inc.[1]	53,200	639,996
Myriad Pharmaceuticals, Inc.[1]	10,350	48,128
Nabi Biopharmaceuticals, Inc.[1]	12,600	30,492
NPS Pharmaceuticals, Inc.[1]	2,000	9,320
Onyx Pharmaceuticals, Inc.[1]	7,900	223,254
OSI Pharmaceuticals, Inc.[1]	25,800	728,334
Osiris Therapeutics, Inc.[1]	10,900	146,387
PDL BioPharma, Inc.	123,200	973,280
Progenics Pharmaceuticals, Inc.[1]	23,189	119,423
Protalix BioTherapeutics, Inc.[1]	700	3,164
Rigel Pharmaceuticals, Inc.[1]	27,800	336,936
RXi Pharmaceuticals Corp.[1]	3,885	17,638
Sangamo BioSciences, Inc.[1]	9,700	47,918
Savient Pharmaceuticals, Inc.[1]	233,085	3,230,558
Theravance, Inc.[1]	23,000	336,720
United Therapeutics Corp.[1]	5,700	474,981
ZymoGenetics, Inc.[1]	30,500	140,300

		16,264,050

Health Care Equipment & Supplies—2.5%
Abaxis, Inc.[1]	12,490	256,545
Align Technology, Inc.[1]	13,100	138,860
American Medical Systems Holdings, Inc.[1]	36,100	570,380
Analogic Corp.	37,800	1,396,710
AngioDynamics, Inc.[1]	13,800	183,126
Atrion Corp.	303	40,629
Cantel Medical Corp.[1]	4,800	77,904
Cardiac Science Corp.[1]	1,398	5,620
ConMed Corp.[1]	21,200	329,024
Cooper Cos., Inc. (The)	30,300	749,319
CryoLife, Inc.[1]	64,200	355,668
Cyberonics, Inc.[1]	33,803	562,144
ev3, Inc.[1]	14,800	158,656
Exactech, Inc.[1]	12,900	187,050
Greatbatch, Inc.[1]	2,800	63,308
Haemonetics Corp.[1]	7,600	433,200
Hill-Rom Holdings, Inc.	91,297	1,480,837
ICU Medical, Inc.[1]	200	8,230
Invacare Corp.	13,361	235,822
IRIS International, Inc.[1]	5,800	68,440
Kensey Nash Corp.[1]	32,481	851,327
Kinetic Concepts, Inc.[1]	32,654	889,822
Masimo Corp.[1]	15,200	366,472
Merit Medical Systems, Inc.[1]	32,100	523,230
Natus Medical, Inc.[1]	40,200	463,908
NuVasive, Inc.[1]	68,200	3,041,720
Orthofix International NV1	16,900	422,669
Palomar Medical Technologies, Inc.[1]	7,400	108,484
Quidel Corp.[1]	20,200	294,112
RTI Biologics, Inc.[1]	7,500	32,175
Sirona Dental Systems, Inc.[1]	10,300	205,897
F9 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Equipment & Supplies Continued
Somanetics Corp.[1]	21,800	$359,918
SonoSite, Inc.[1]	17,817	357,409
Steris Corp.	70,000	1,825,600
SurModics, Inc.[1]	6,100	138,043
Symmetry Medical, Inc.[1]	12,800	119,296
Synovis Life Technologies, Inc.[1]	16,300	338,551
Thoratec Corp.[1]	19,800	530,244
Volcano Corp.[1]	22,400	313,152
West Pharmaceutical Services, Inc.	3,200	111,520
Wright Medical Group, Inc.[1]	19,900	323,574
Zoll Medical Corp.[1]	38,900	752,326

		19,670,921

Health Care Providers & Services—4.1%
Alliance HealthCare Services, Inc.[1]	28,700	210,371
Amedisys, Inc.[1]	9,700	320,294
AMERIGROUP Corp.[1]	56,200	1,508,970
AMN Healthcare Services, Inc.[1]	58,346	372,247
AmSurg Corp.[1]	12,800	274,432
Brookdale Senior Living, Inc.	42,700	415,898
Catalyst Health Solutions, Inc.[1]	11,248	280,525
Centene Corp.[1]	93,592	1,869,968
Chemed Corp.	33,152	1,308,841
Chindex International, Inc.[1]	4,750	58,758
CIGNA Corp.	500	12,045
Community Health Systems, Inc.[1]	21,382	539,896
CorVel Corp.[1]	6,100	138,897
Coventry Health Care, Inc.[1]	1,030	19,271
Cross Country Healthcare, Inc.[1]	15,700	107,859
Emergency Medical Services LP, Cl. A1	3,900	143,598
Enstar Group, Inc. (The)	1,100	15,653
Gentiva Health Services, Inc.[1]	37,196	612,246
Hanger Orthopedic Group, Inc.[1]	37,300	506,907
Health Management Associates, Inc., Cl. A1	222,000	1,096,680
Health Net, Inc.[1]	126,000	1,959,300
HEALTHSOUTH Corp.[1]	17,800	257,032
Healthspring, Inc.[1]	103,273	1,121,545
Healthways, Inc.[1]	70,001	941,513
HMS Holdings Corp.[1]	11,800	480,496
InVentiv Health, Inc.[1]	67,356	911,327
Kindred Healthcare, Inc.[1]	91,200	1,128,144
Laboratory Corp. of America Holdings[1]	1,800	122,022
Landauer, Inc.	14,900	913,966
LHC Group, Inc.[1]	23,700	526,377
LifePoint Hospitals, Inc.[1]	58,884	1,545,705
Lincare Holdings, Inc.[1]	62,244	1,463,979
Magellan Health Services, Inc.[1]	11,900	390,558
MedCath Corp.[1]	17,500	205,800
MEDNAX, Inc.[1]	29,822	1,256,401
Molina Healthcare, Inc.[1]	44,266	1,058,843
MWI Veterinary Supply, Inc.[1]	6,800	237,048
Odyssey Healthcare, Inc.[1]	30,400	312,512
Owens & Minor, Inc.	12,900	565,278
PharMerica Corp.[1]	67,963	1,334,114
Providence Service Corp.[1]	3,300	36,135
PSS World Medical, Inc.[1]	1,800	33,318
RehabCare Group, Inc.[1]	52,485	1,255,966
Res-Care, Inc.[1]	24,492	350,236
Skilled Healthcare Group, Inc., Cl. A1	8,200	61,500
Sun Healthcare Group, Inc.[1]	46,792	394,924
Triple-S Management Corp., Cl. B1	9,100	141,869
U.S. Physical Therapy, Inc.[1]	1,400	20,650
Universal American Corp.[1]	54,486	475,118
Universal Health Services, Inc., Cl. B	13,516	660,257
VCA Antech, Inc.[1]	12,446	332,308
WellCare Health Plans, Inc.[1]	78,209	1,446,084

		31,753,681

Health Care Technology—0.1%
Computer Programs & Systems, Inc.	3,400	130,254
Omnicell, Inc.[1]	18,887	203,035
Quality Systems, Inc.	6,800	387,328

		720,617

Life Sciences Tools & Services—0.7%
Affymetrix, Inc.[1]	9,900	58,707
Albany Molecular Research, Inc.[1]	47,500	398,525
AMAG Pharmaceuticals, Inc.[1]	1,500	82,005
Bruker Corp.[1]	11,200	103,712
Dionex Corp.[1]	16,830	1,027,135
eResearch Technology, Inc.[1]	57,280	355,709
Exelixis, Inc.[1]	11,500	56,005
Kendle International, Inc.[1]	9,900	121,176
Life Sciences Research, Inc.[1]	6,600	47,322
Luminex Corp.[1]	30,100	558,054
Nektar Therapeutics[1]	17,400	112,752
Parexel International Corp.[1]	69,000	992,220
Varian, Inc.[1]	37,927	1,495,462

		5,408,784
F10 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Pharmaceuticals—0.9%
Adolor Corp.[1]	47,440	$83,494
Akorn, Inc.[1]	500	600
Auxilium Pharmaceuticals, Inc.[1]	21,000	658,980
BioMimetic Therapeutics, Inc.[1]	2,000	18,480
Cadence Pharmaceuticals, Inc.[1]	2,900	28,971
CPEX Pharmaceuticals, Inc.[1]	350	3,497
Cypress Bioscience, Inc.[1]	19,600	184,632
Endo Pharmaceuticals Holdings, Inc.[1]	36,302	650,532
Forest Laboratories, Inc.[1]	370	9,291
K-V Pharmaceutical Co., Cl. A1	12,813	41,130
King Pharmaceuticals, Inc.[1]	70,118	675,236
Medicis Pharmaceutical Corp., Cl. A	31,436	513,036
MiddleBrook Pharmaceuticals, Inc.[1]	8,500	11,475
Noven Pharmaceuticals, Inc.[1]	59,169	846,117
Obagi Medical Products, Inc.[1]	1,200	8,748
Optimer Pharmaceuticals, Inc.[1]	19,400	290,418
Pain Therapeutics, Inc.[1]	27,001	144,995
Perrigo Co.	11,100	308,358
Pozen, Inc.[1]	15,500	119,040
Questcor Pharmaceuticals, Inc.[1]	70,984	354,920
Salix Pharmaceuticals Ltd.[1]	27,600	272,412
Sepracor, Inc.[1]	34,387	595,583
Valeant Pharmaceuticals International, Inc.[1]	39,500	1,015,940
ViroPharma, Inc.[1]	14,100	83,613
Vivus, Inc.[1]	61,000	370,880

		7,290,378

Industrials—17.7%
Aerospace & Defense—1.2%
AAR Corp.[1]	35,700	572,985
Aerovironment, Inc.[1]	1,668	51,474
American Science & Engineering, Inc.	1,600	110,592
Applied Signal Technology, Inc.	1,100	28,061
Argon ST, Inc.[1]	20,000	411,400
Astronics Corp.[1]	812	8,437
Axsys Technologies, Inc.[1]	713	38,245
BE Aerospace, Inc.[1]	72,199	1,036,778
Ceradyne, Inc.[1]	70,440	1,243,970
Cubic Corp.	21,630	774,138
Curtiss-Wright Corp.	5,700	169,461
Ducommun, Inc.	38,200	717,778
DynCorp International, Inc., Cl. A1	44,873	753,418
Esterline Technologies Corp.[1]	63,800	1,727,066
Gencorp, Inc.[1]	33,900	64,749
Herley Industries, Inc.[1]	678	7,438
Ladish Co., Inc.[1]	6,600	85,602
Spirit Aerosystems Holdings, Inc., Cl. A1	2,100	28,854
Taser International, Inc.[1]	34,244	156,153
TransDigm Group, Inc.[1]	3,000	108,600
Triumph Group, Inc.	35,700	1,428,000

		9,523,199

Air Freight & Logistics—0.2%
Air Transport Services Group, Inc.[1]	11,100	25,752
Atlas Air Worldwide Holdings, Inc.[1]	40,300	934,557
Pacer International, Inc.	97,000	216,310
UTi Worldwide, Inc.[1]	9,326	106,316
		1,282,935
Airlines—0.4%
Allegiant Travel Co.[1]	13,300	527,212
Continental Airlines, Inc., Cl. B1	27,010	239,309
Hawaiian Holdings, Inc.[1]	104,078	626,550
Republic Airways Holdings, Inc.[1]	76,500	499,545
SkyWest, Inc.	89,100	908,820

		2,801,436

Building Products—1.2%
Aaon, Inc.	29,470	587,042
American Woodmark Corp.	10,135	242,733
Ameron International Corp.	23,114	1,549,563
Apogee Enterprises, Inc.	88,354	1,086,754
Armstrong World Industries, Inc.[1]	70,400	1,160,896
Gibraltar Industries, Inc.	94,800	651,276
Griffon Corp.[1]	36,219	301,342
Insteel Industries, Inc.	60,300	496,872
Lennox International, Inc.	7,800	250,458
NCI Building Systems, Inc.[1]	3,400	8,976
Quanex Building Products Corp.	94,430	1,059,505
Trex Co., Inc.[1]	28,960	387,195
Universal Forest Products, Inc.	38,420	1,271,318
USG Corp.[1]	18,299	184,271

		9,238,201

Commercial Services & Supplies—4.3%
ABM Industries, Inc.	6,000	108,420
Acco Brands Corp.[1]	39,913	112,555
Administaff, Inc.	13,200	307,164
Advisory Board Co. (The)[1]	6,400	164,480
American Ecology Corp.	43,100	772,352
American Reprographics Co.[1]	74,826	622,552
AMREP Corp.[1]	1,676	18,486
F11 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Services & Supplies Continued
ATC Technology Corp.[1]	32,140	$466,030
Bowne & Co., Inc.	39,356	256,208
Brink’s Co. (The)	7,100	206,113
Casella Waste Systems, Inc., Cl. A1	9,975	19,850
CBIZ, Inc.[1]	74,900	533,288
Cenveo, Inc.[1]	42,700	180,621
Comfort Systems USA, Inc.	107,472	1,101,588
COMSYS IT Partners, Inc.[1]	9,500	55,575
Consolidated Graphics, Inc.[1]	47,200	822,224
Copart, Inc.[1]	600	20,802
Cornell Corrections, Inc.[1]	20,200	327,442
Corporate Executive Board Co. (The)	10,400	215,904
CoStar Group, Inc.[1]	19,800	789,426
Courier Corp.	3,824	58,354
CRA International, Inc.[1]	23,900	663,464
Deluxe Corp.	154,916	1,984,474
EnergySolutions, Inc.	35,600	327,520
EnerNOC, Inc.[1]	3,900	84,513
Ennis, Inc.	27,000	336,420
Equifax, Inc.	3,300	86,130
First Advantage Corp., Cl. A1	18,900	287,469
G&K Services, Inc., Cl. A	22,600	477,990
GeoEye, Inc.[1]	3,300	77,748
Heidrick & Struggles International, Inc.	23,300	425,225
Hill International, Inc.[1]	45,100	193,930
HNI Corp.	90,300	1,630,818
Hudson Highland Group, Inc.[1]	29,000	56,840
ICF International, Inc.[1]	14,000	386,260
Interface, Inc., Cl. A	168,100	1,042,220
Kelly Services, Inc., Cl. A	53,585	586,756
Kforce, Inc.[1]	32,742	270,776
Kimball International, Inc., Cl. B	25,300	157,872
Knoll, Inc.	70,339	533,170
Korn-Ferry International[1]	98,600	1,049,104
M&F Worldwide Corp.[1]	7,712	154,240
Manpower, Inc.	8,500	359,890
McGrath Rentcorp	7,941	151,355
Metalico, Inc.[1]	37,700	175,682
Miller (Herman), Inc.	126,700	1,943,578
Mine Safety Appliances Co.	3,700	89,170
Monster Worldwide, Inc.[1]	96,040	1,134,232
MPS Group, Inc.[1]	255,300	1,950,492
On Assignment, Inc.[1]	36,900	144,279
PRG-Schultz International, Inc.[1]	500	1,350
R.R. Donnelley & Sons Co.	1,100	12,782
Resources Connection, Inc.[1]	118,088	2,027,571
Rollins, Inc.	6,900	119,439
Schawk, Inc.	25,800	193,758
School Specialty, Inc.[1]	28,900	584,069
Spherion Corp.[1]	53,400	220,008
Standard Parking Corp.[1]	3,700	60,273
Standard Register Co. (The)	51,010	166,293
Steelcase, Inc., Cl. A	243,900	1,419,498
Sykes Enterprises, Inc.[1]	23,733	429,330
Team, Inc.[1]	17,675	276,967
Tetra Tech, Inc.[1]	11,000	315,150
TrueBlue, Inc.[1]	123,500	1,037,400
United Stationers, Inc.[1]	15,488	540,221
Viad Corp.	54,300	935,046
Volt Information Sciences, Inc.[1]	12,100	75,867
Waste Connections, Inc.[1]	10,300	266,873
Waste Services, Inc.[1]	9,400	48,692
Watson Wyatt & Co. Holdings	16,652	624,950

		33,276,588

Construction & Engineering—1.5%
Aecom Technology Corp.[1]	4,200	134,400
Baker (Michael) Corp.[1]	26,873	1,138,340
Chicago Bridge & Iron Co. NV	35,580	441,192
Dycom Industries, Inc.[1]	126,600	1,401,462
EMCOR Group, Inc.[1]	107,800	2,168,936
Furmanite Corp.[1]	8,800	39,248
Granite Construction, Inc.	27,149	903,519
Insituform Technologies, Inc., Cl. A1	38,400	651,648
Integrated Electrical Services, Inc.[1]	16,186	126,413
Layne Christensen Co.[1]	18,970	387,937
MasTec, Inc.[1]	43,000	503,960
Northwest Pipe Co.[1]	20,700	719,532
Orion Marine Group, Inc.[1]	13,000	247,000
Pike Electric Corp.[1]	39,806	479,662
Shaw Group, Inc. (The)[1]	720	19,735
Tutor Perini Corp.[1]	134,873	2,341,395

		11,704,379

Electrical Equipment—1.9%
Acuity Brands, Inc.	62,100	1,741,905
Advanced Battery Technologies, Inc.[1,4]	2,500	10,050
AZZ, Inc.[1]	18,200	626,262
Baldor Electric Co.	86,490	2,057,597
Belden, Inc.	104,800	1,750,160
F12 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Electrical Equipment Continued
Brady Corp., Cl. A	26,695	$670,578
C&D Technologies, Inc.[1]	19,000	38,000
Day4 Energy, Inc., Legend Shares[1]	82,300	54,482
Encore Wire Corp.	45,485	971,105
EnerSys, Inc.[1]	64,428	1,171,945
Franklin Electric Co., Inc.	1,500	38,880
GrafTech International Ltd.[1]	209,900	2,373,969
Hubbell, Inc., Cl. B	4,900	157,094
II-VI, Inc.[1]	2,000	44,340
LSI Industries, Inc.	14,900	81,205
Polypore International, Inc.[1]	10,954	121,808
Powell Industries, Inc.[1]	25,790	956,035
Regal-Beloit Corp.	2,200	87,384
Smith (A.O.) Corp.	29,200	951,044
Thomas & Betts Corp.[1]	37,239	1,074,718
Valence Technology, Inc.[1]	21,800	39,022
Vicor Corp.	17,370	125,411
Woodward Governor Co.	4,600	91,080

		15,234,074

Industrial Conglomerates—0.2%
Carlisle Cos., Inc.	7,200	173,088
Raven Industries, Inc.	15,100	386,560
Standex International Corp.	12,200	141,520
Tredegar Corp.	71,311	949,863

		1,651,031

Machinery—4.9%
3D Systems Corp.[1]	400	2,884
Actuant Corp., Cl. A	48,539	592,176
Altra Holdings, Inc.[1]	35,337	264,674
American Railcar Industries, Inc.	4,700	38,822
Ampco-Pittsburgh Corp.	28,700	673,015
Badger Meter, Inc.	34,020	1,394,820
Barnes Group, Inc.	79,600	946,444
Blount International, Inc.[1]	64,500	555,345
Briggs & Stratton Corp.	75,500	1,007,170
Bucyrus International, Inc., Cl. A	3,500	99,960
Cascade Corp.	10,546	165,889
Chart Industries, Inc.[1]	96,071	1,746,571
CIRCOR International, Inc.	46,299	1,093,119
Clarcor, Inc.	900	26,271
Colfax Corp.[1]	25,100	193,772
Columbus McKinnon Corp.[1]	62,170	786,451
Crane Co.	43,314	966,335
Cummins, Inc.	1,200	42,252
Dover Corp.	600	19,854
EnPro Industries, Inc.[1]	78,463	1,413,119
Federal Signal Corp.	108,400	829,260
Force Protection, Inc.[1]	47,311	418,229
Freightcar America, Inc.	13,802	232,012
Gardner Denver, Inc.[1]	115,716	2,912,572
Gorman-Rupp Co. (The)	22,743	458,726
Graco, Inc.	22,400	493,248
Graham Corp.	14,332	190,616
Harsco Corp.	17,100	483,930
Hurco Cos., Inc.[1]	5,076	79,338
IDEX Corp.	4,600	113,022
John Bean Technologies Corp.	15,313	191,719
K-Tron International, Inc.[1]	1,634	130,197
Kadant, Inc.[1]	38,700	436,923
Kennametal, Inc.	65,000	1,246,700
L.B. Foster Co., Cl. A1	17,400	523,218
Lincoln Electric Holdings, Inc.	19,331	696,689
Lindsay Manufacturing Co.	14,600	483,260
Lydall, Inc.[1]	16,100	54,740
Manitowoc Co., Inc. (The)	120,178	632,136
McCoy Corp., Legend Shares[2]	46,600	50,080
Mueller Industries, Inc.	64,400	1,339,520
Mueller Water Products, Inc., Cl. A	128,300	479,842
NACCO Industries, Inc., Cl. A	5,600	160,832
NN, Inc.	11,000	18,480
Nordson Corp.	20,000	773,200
Oshkosh Corp.	156,000	2,268,240
RBC Bearings, Inc.[1]	3,000	61,350
Robbins & Myers, Inc.	69,849	1,344,593
Sauer-Danfoss, Inc.	21,437	131,409
Sun Hydraulics Corp.	46,450	751,097
Tecumseh Products Co., Cl. A1	45,600	442,776
Tennant Co.	17,600	323,664
Terex Corp.[1]	58,540	706,578
Thermadyne Holdings Corp.[1]	5,500	19,305
Timken Co.	111,745	1,908,605
Titan International, Inc.	124,149	927,393
Toro Co. (The)	60,500	1,808,950
Trinity Industries, Inc.	90,800	1,236,696
Twin Disc, Inc.	4,400	29,964
Wabash National Corp.	4,600	3,220
Wabtec Corp.	11,300	363,521
Watts Water Technologies, Inc., Cl. A	10,113	217,834
Xerium Technologies, Inc.[1]	34,952	38,447

		38,041,074
F13 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Marine—0.5%
Alexander & Baldwin, Inc.	1,700	$39,848
American Commercial Lines, Inc.[1]	28,841	446,459
Eagle Bulk Shipping, Inc.	53,700	251,853
Excel Maritime Carriers Ltd.	5,157	34,707
Genco Shipping & Trading Ltd.	61,600	1,337,952
Horizon Lines, Inc., Cl. A	6,700	25,862
Kirby Corp.[1]	30,900	982,311
Safe Bulkers, Inc.	60,700	398,192
Star Bulk Carriers Corp.	54,693	200,723
TBS International Ltd., Cl. A1	80,500	628,705

		4,346,612

Road & Rail—0.5%
Amerco[1]	6,000	222,900
Arkansas Best Corp.	58,000	1,528,300
Avis Budget Group, Inc.[1]	118,800	671,220
Celadon Group, Inc.[1]	15,800	132,562
Marten Transport Ltd.[1]	37,500	778,500
Ryder Systems, Inc.	9,994	279,032

		3,612,514

Trading Companies & Distributors—0.9%
Applied Industrial Technologies, Inc.	33,275	655,518
Beacon Roofing Supply, Inc.[1]	71,896	1,039,616
BlueLinx Holdings, Inc.[1]	3,300	9,900
DXP Enterprises, Inc.[1]	7,837	89,890
GATX Corp.	3,228	83,024
H&E Equipment Services, Inc.[1]	32,567	304,501
Houston Wire & Cable Co.	48,798	581,184
Interline Brands, Inc.[1]	7,300	99,864
Kaman Corp.	1,900	31,730
MSC Industrial Direct Co., Inc., Cl. A	6,900	244,812
Rush Enterprises, Inc., Cl. A1	69,400	808,510
Textainer Group Holdings Ltd.	8,668	99,595
Titan Machinery, Inc.[1]	3,600	45,684
United Rentals, Inc.[1]	63,743	413,692
Watsco, Inc.	12,600	616,518
WESCO International, Inc.[1]	90,200	2,258,608

		7,382,646

Transportation Infrastructure—0.0%
CAI International, Inc.[1]	19,097	97,395

Information Technology—21.5%
Communications Equipment—3.4%
3Com Corp.[1]	546,430	2,573,685
Acme Packet, Inc.[1]	31,100	314,732
ADC Telecommunications, Inc.[1]	49,100	390,836
ADTRAN, Inc.	65,900	1,414,873
Arris Group, Inc.[1]	24,000	291,840
Avocent Corp.[1]	114,100	1,592,836
Bel Fuse, Inc., Cl. A	2,080	29,203
BigBand Networks, Inc.[1]	32,400	167,508
Black Box Corp.	16,920	566,312
Blue Coat Systems, Inc.[1]	34,200	565,668
Brocade Communications Systems, Inc.[1]	5,210	40,742
Ciena Corp.[1]	120,200	1,244,070
Cogo Group, Inc.[1]	18,300	109,251
CommScope, Inc.[1]	102,488	2,691,335
Comtech Telecommunications Corp.[1]	6,800	216,784
Digi International, Inc.[1]	23,300	227,175
EchoStar Holding Corp.[1]	8,100	129,114
EMS Technologies, Inc.[1]	29,100	608,190
Emulex Corp.[1]	175,238	1,713,828
Extreme Networks, Inc.[1]	19,120	38,240
Finisar Corp.[1]	137,500	78,375
Harris Stratex Networks, Inc., Cl. A1	18,185	117,839
InterDigital, Inc.[1]	55,419	1,354,440
Ixia[1]	59,500	401,030
JDS Uniphase Corp.[1]	379,714	2,171,964
Netgear, Inc.[1]	15,492	223,240
Oplink Communications, Inc.[1]	7,164	81,670
ParkerVision, Inc.[1]	12,900	39,474
Performance Technologies, Inc.[1]	3,200	9,440
Plantronics, Inc.	106,264	2,009,452
Polycom, Inc.[1]	28,600	579,722
Powerwave Technologies, Inc.[1]	148,100	238,441
SeaChange International, Inc.[1]	29,155	234,115
ShoreTel, Inc.[1]	10,500	84,000
Sonus Networks, Inc.[1]	110,900	178,549
Starent Networks Corp.[1]	69,790	1,703,574
Tekelec, Inc.[1]	57,676	970,687
Tellabs, Inc.[1]	44,566	255,363
UTStarcom, Inc.[1]	96,492	157,282
ViaSat, Inc.[1]	15,100	387,164

		26,202,043

Computers & Peripherals—1.4%
3PAR, Inc.[1]	3,260	40,424
Adaptec, Inc.[1]	101,800	269,770
Avid Technology, Inc.[1]	49,000	657,090
F14 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Computers & Peripherals Continued
Diebold, Inc.	3,600	$94,896
Electronics for Imaging, Inc.[1]	69,000	735,540
Hypercom Corp.[1]	300	450
Imation Corp.	44,500	338,645
Lexmark International, Inc., Cl. A1	18,481	292,924
NCR Corp.[1]	23,700	280,371
Netezza Corp.[1]	37,000	307,840
Novatel Wireless, Inc.[1]	4,853	43,774
QLogic Corp.[1]	154,150	1,954,622
Seagate Technology	800	8,368
STEC, Inc.[1]	102,500	2,376,975
Sun Microsystems, Inc.[1]	2,100	19,362
Synaptics, Inc.[1]	61,450	2,375,043
Teradata Corp.[1]	15,300	358,479
Western Digital Corp.[1]	28,300	749,950
Xyratex Ltd.[1]	9,000	44,910

		10,949,433

Electronic Equipment & Instruments—3.4%
Acacia Research Corp.[1]	10,600	83,422
Agilent Technologies, Inc.[1]	900	18,279
Agilysys, Inc.	4,634	21,687
Amphenol Corp., Cl. A	1,200	37,968
Anixter International, Inc.[1]	45,520	1,711,097
Arrow Electronics, Inc.[1]	27,208	577,898
AVX Corp.	15,400	152,922
Benchmark Electronics, Inc.[1]	170,009	2,448,130
Brightpoint, Inc.[1]	88,400	554,268
Checkpoint Systems, Inc.[1]	10,800	169,452
China Security & Surveillance Technology, Inc.[1]	31,300	236,002
Cognex Corp.	13,100	185,103
Coherent, Inc.[1]	38,600	798,248
CPI International, Inc.[1]	100	869
CTS Corp.	75,300	493,215
Daktronics, Inc.	39,200	301,840
Dolby Laboratories, Inc., Cl. A1	3,500	130,480
DTS, Inc.[1]	18,800	508,916
Echelon Corp.[1]	5,800	49,184
Electro Scientific Industries, Inc.[1]	22,100	247,078
FARO Technologies, Inc.[1]	4,500	69,885
Gerber Scientific, Inc.[1]	9,300	23,250
Ingram Micro, Inc., Cl. A1	2,100	36,750
Insight Enterprises, Inc.[1]	74,657	721,187
Jabil Circuit, Inc.	180,850	1,341,907
L-1 Identity Solutions, Inc.[1]	16,112	124,707
Littlefuse, Inc.[1]	38,963	777,701
Maxwell Technologies, Inc.[1]	8,900	123,087
Methode Electronics, Inc.	85,290	598,736
Molex, Inc.	11,200	174,160
MTS Systems Corp.	16,000	330,400
Multi-Fineline Electronix, Inc.[1]	61,052	1,306,513
NAM TAI Electronics, Inc.	9,300	39,618
National Instruments Corp.	5,900	133,104
OSI Systems, Inc.[1]	31,096	648,352
Park Electrochemical Corp.	20,700	445,671
PC Connection, Inc.[1]	7,100	37,275
Plexus Corp.[1]	34,290	701,573
RadiSys Corp.[1]	7,009	63,151
Rofin-Sinar Technologies, Inc.[1]	69,900	1,398,699
Rogers Corp.[1]	2,900	58,667
Sanmina-SCI Corp.[1]	454,500	199,980
ScanSource, Inc.[1]	41,028	1,006,007
SYNNEX Corp.[1]	77,523	1,937,300
Tech Data Corp.[1]	77,668	2,540,520
Technitrol, Inc.	58,900	381,083
Trimble Navigation Ltd.[1]	300	5,889
TTM Technologies, Inc.[1]	52,300	416,308
Vishay Intertechnology, Inc.[1]	317,640	2,156,776

		26,524,314

Internet Software & Services—2.0%
Akamai Technologies, Inc.[1]	400	7,672
Art Technology Group, Inc.[1]	102,500	389,500
AsiaInfo Holdings, Inc.[1]	30,300	521,463
comScore, Inc.[1]	6,300	83,916
DealerTrack Holdings, Inc.[1]	15,970	271,490
Digital River, Inc.[1]	32,100	1,165,872
EarthLink, Inc.[1]	156,917	1,162,755
InfoSpace, Inc.[1]	2,000	13,260
j2 Global Communications, Inc.[1]	62,200	1,403,232
Knot, Inc. (The)[1]	5,900	46,492
Liquidity Services, Inc.[1]	4,700	46,342
LoopNet, Inc.[1]	32,500	251,875
Mercadolibre, Inc.[1]	26,800	720,384
ModusLink Global Solutions, Inc.[1]	27,710	190,091
Move, Inc.[1]	20,300	43,848
National Information Consortium, Inc.	30,200	204,454
NaviSite, Inc.[1]	10,400	14,248
Open Text Corp.[1]	30,600	1,114,452
Perficient, Inc.[1]	10,000	69,900
F15 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Internet Software & Services Continued
S1 Corp.[1]	128,300	$885,270
Savvis, Inc.[1]	2,300	26,358
Sohu.com, Inc.[1]	12,500	785,375
SonicWALL, Inc.[1]	82,660	452,977
TheStreet.com, Inc.	10,450	21,841
United Online, Inc.	89,342	581,616
ValueClick, Inc.[1]	177,400	1,866,248
Vignette Corp.[1]	35,040	460,776
VistaPrint Ltd.[1]	51,583	2,200,015
Vocus, Inc.[1]	20,900	412,984
Zix Corp.[1]	6,900	10,350

		15,425,056

IT Services—2.6%
Acxiom Corp.	191,800	1,693,594
Amdocs Ltd.[1]	5,400	115,830
Broadridge Financial Solutions, Inc.	42,988	712,741
CACI International, Inc., Cl. A1	11,600	495,436
CIBER, Inc.[1]	190,473	590,466
Convergys Corp.[1]	266,567	2,473,742
CSG Systems International, Inc.[1]	57,361	759,460
DST Systems, Inc.[1]	5,122	189,258
Euronet Worldwide, Inc.[1]	11,089	215,016
Exlservice Holdings, Inc.[1]	15,800	177,118
Fiserv, Inc.[1]	6,200	283,340
Forrester Research, Inc.[1]	10,974	269,412
Gartner, Inc.[1]	91,230	1,392,170
Global Cash Access, Inc.[1]	79,595	633,576
Hackett Group, Inc. (The)[1]	2,500	5,825
Heartland Payment Systems, Inc.	53,568	512,646
iGate Corp.	35,556	235,381
infoGROUP, Inc.[1]	16,300	93,073
Integral Systems, Inc.[1]	41,954	349,057
Lender Processing Services, Inc.	4,300	119,411
ManTech International Corp.[1]	8,900	383,056
Mastech Holdings, Inc.[1]	540	1,874
Maximus, Inc.	900	37,125
Metavante Technologies, Inc.[1]	240	6,206
NCI, Inc., Cl. A1	2,680	81,526
Ness Technologies, Inc.[1]	20,500	80,155
NeuStar, Inc., Cl. A1	92,048	2,039,784
Online Resources & Communications Corp.[1]	300	1,872
Perot Systems Corp., Cl. A1	96,600	1,384,278
RightNow Technologies, Inc.[1]	64,970	766,646
Sapient Corp.[1]	216,900	1,364,301
Syntel, Inc.	17,868	561,770
TeleTech Holdings, Inc.[1]	132,166	2,002,315
Total System Services, Inc.	3,700	49,543
Unisys Corp.[1]	167,100	252,321

		20,329,324

Office Electronics—0.0%
Xerox Corp.	4,300	27,864
Zebra Technologies Corp., Cl. A1	15,000	354,900

		382,764

Semiconductors & Semiconductor Equipment—5.1%
Actel Corp.[1]	47,740	512,250
Advanced Analogic Technologies, Inc.[1]	15,300	70,227
Advanced Energy Industries, Inc.[1]	95,400	857,646
Advanced Micro Devices, Inc.[1]	28,200	109,134
Amkor Technology, Inc.[1]	342,400	1,619,552
Applied Micro Circuits Corp.[1]	119,900	974,787
Atmel Corp.[1]	266,700	994,791
ATMI, Inc.[1]	70,300	1,091,759
Brooks Automation, Inc.[1]	116,291	520,984
Cabot Microelectronics Corp.[1]	48,600	1,374,894
Cavium Networks, Inc.[1]	39,700	667,357
Cirrus Logic, Inc.[1]	124,455	560,048
Cohu, Inc.	16,400	147,272
Cypress Semiconductor Corp.[1]	11,300	103,960
Diodes, Inc.[1]	27,600	431,664
DSP Group, Inc.[1]	17,301	116,955
Entegris, Inc.[1]	317,600	863,872
Exar Corp.[1]	42,300	304,137
Fairchild Semiconductor International, Inc., Cl. A1	272,100	1,901,979
FEI Co.[1]	2,200	50,380
Hittite Microwave Corp.[1]	13,800	479,550
Integrated Device Technology, Inc.[1]	314,800	1,901,392
Intellon Corp.[1]	17,600	74,800
International Rectifier Corp.[1]	80,300	1,189,243
Intersil Corp., Cl. A	37,000	465,090
IXYS Corp.	27,200	275,264
Kulicke & Soffa Industries, Inc.[1]	20,100	68,943
Lattice Semiconductor Corp.[1]	235,889	443,471
LSI Corp.[1]	6,100	27,816
MEMC Electronic Materials, Inc.[1]	460	8,193
Micrel, Inc.	121,057	886,137
Microsemi Corp.[1]	40,200	554,760
Microtune, Inc.[1]	15,500	36,270
F16 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Semiconductors & Semiconductor Equipment Continued
MKS Instruments, Inc.[1]	116,100	$1,531,359
Monolithic Power Systems, Inc.[1]	46,600	1,044,306
Novellus Systems, Inc.[1]	15,500	258,850
OmniVision Technologies, Inc.[1]	106,500	1,106,535
ON Semiconductor Corp.[1]	3,500	24,010
Pericom Semiconductor Corp.[1]	24,425	205,659
PMC-Sierra, Inc.[1]	37,800	300,888
Power Integrations, Inc.	3,200	76,128
RF Micro Devices, Inc.[1]	336,400	1,264,864
Semtech Corp.[1]	106,539	1,695,035
Sigma Designs, Inc.[1]	25,700	412,228
Silicon Image, Inc.[1]	182,000	418,600
Silicon Laboratories, Inc.[1]	7,300	276,962
Silicon Storage Technology, Inc.[1]	60,800	113,696
Skyworks Solutions, Inc.[1]	277,000	2,709,060
Standard Microsystems Corp.[1]	19,700	402,865
Supertex, Inc.[1]	18,466	463,681
Techwell, Inc.[1]	6,200	52,700
Teradyne, Inc.[1]	192,796	1,322,581
Tessera Technologies, Inc.[1]	44,611	1,128,212
TriQuint Semiconductor, Inc.[1]	123,400	655,254
Ultra Clean Holdings, Inc.[1]	2,900	6,960
Ultratech, Inc.[1]	63,575	782,608
Varian Semiconductor Equipment Associates, Inc.[1]	62,759	1,505,588
Veeco Instruments, Inc.[1]	95,600	1,108,004
Verigy Ltd.[1]	15,000	182,550
Volterra Semiconductor Corp.[1]	58,900	773,946
Xilinx, Inc.	5,600	114,576
Zoran Corp.[1]	24,236	264,172

		39,886,454

Software—3.6%
ACI Worldwide, Inc.[1]	14,300	199,628
Actuate Corp.[1]	2,400	11,472
Advent Software, Inc.[1]	10,400	341,016
Aspen Technology, Inc.[1]	28,200	240,546
Blackbaud, Inc.	9,545	148,425
Blackboard, Inc.[1]	36,400	1,050,504
Bottomline Technologies, Inc.[1]	9,300	83,793
Cadence Design Systems, Inc.[1]	89,074	525,537
Commvault Systems, Inc.[1]	7,210	119,542
Compuware Corp.[1]	131,558	902,488
Double-Take Software, Inc.[1]	12,620	109,163
Epicor Software Corp.[1]	10,200	54,060
EPIQ Systems, Inc.[1]	13,676	209,927
FactSet Research Systems, Inc.	5,200	259,324
Fair Isaac Corp.	120,531	1,863,409
FalconStor Software, Inc.[1]	12,500	59,375
Henry (Jack) & Associates, Inc.	20,904	433,758
i2 Technologies, Inc.[1]	5,200	65,260
Informatica Corp.[1]	8,600	147,834
Interactive Intelligence, Inc.[1]	12,400	152,024
JDA Software Group, Inc.[1]	45,700	683,672
Kenexa Corp.[1]	25,300	292,721
Manhattan Associates, Inc.[1]	48,575	885,037
Mentor Graphics Corp.[1]	124,800	682,656
MICROS Systems, Inc.[1]	48,700	1,233,084
MicroStrategy, Inc., Cl. A1	14,046	705,390
MSC.Software Corp.[1]	10,600	70,596
Net 1 UEPS Technologies, Inc.[1]	99,100	1,346,769
NetScout Systems, Inc.[1]	15,800	148,204
Novell, Inc.[1]	30,400	137,712
Parametric Technology Corp.[1]	139,900	1,635,431
Phoenix Technologies Ltd.[1]	1,800	4,878
Progress Software Corp.[1]	36,100	764,237
PROS Holdings, Inc.[1]	1,650	13,398
Quest Software, Inc.[1]	65,500	913,070
Radiant Systems, Inc.[1]	43,900	364,370
Rosetta Stone, Inc.[1]	6,400	175,616
Smith Micro Software, Inc.[1]	4,200	41,244
Solera Holdings, Inc.[1]	14,500	368,300
SPSS, Inc.[1]	12,800	427,136
Sybase, Inc.[1]	30,500	955,870
Symyx Technologies, Inc.[1]	10,100	59,085
Synchronoss Technologies, Inc.[1]	45,000	552,150
Synopsys, Inc.[1]	480	9,365
Take-Two Interactive Software, Inc.	136,000	1,287,920
Taleo Corp., Cl. A1	44,790	818,313
TIBCO Software, Inc.[1]	580,600	4,162,902
Tyler Technologies, Inc.[1]	46,100	720,082
Ultimate Software Group, Inc. (The)[1]	12,245	296,819
Wind River Systems, Inc.[1]	107,900	1,236,534

		27,969,646

Materials—5.5%
Chemicals—2.3%
Arch Chemicals, Inc.	2,400	59,016
Ashland, Inc.	80,059	2,245,655
Balchem Corp.	4,730	115,980
Cabot Corp.	26,889	338,264
F17 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Chemicals Continued
Celanese Corp., Series A	5,000	$118,750
CF Industries Holdings, Inc.	5,800	430,012
Cytec Industries, Inc.	72,781	1,355,182
Ferro Corp.	54,438	149,705
Fuller (H.B.) Co.	40,900	767,693
GenTek, Inc.[1]	1,400	31,262
ICO, Inc.[1]	32,600	88,672
Innophos Holdings, Inc.	40,970	691,983
Innospec, Inc.	37,888	407,296
Koppers Holdings, Inc.	9,900	261,063
Landec Corp.[1]	21,400	145,306
LSB Industries, Inc.[1]	36,181	585,047
Minerals Technologies, Inc.	25,274	910,369
NewMarket Corp.	19,400	1,306,202
NOVA Chemicals Corp.	122,400	725,832
Olin Corp.	65,980	784,502
OM Group, Inc.[1]	62,440	1,812,009
PolyOne Corp.[1]	163,000	441,730
Quaker Chemical Corp.	15,300	203,337
Rockwood Holdings, Inc.[1]	62,852	920,153
Schulman (A.), Inc.	39,567	597,857
Sensient Technologies Corp.	10,000	225,700
Solutia, Inc.[1]	15,900	91,584
Spartech Corp.	50,131	460,704
Stepan Co.	9,500	419,520
Terra Industries, Inc.	16,403	397,281
Valhi, Inc.	1,200	8,916
W.R. Grace & Co.[1]	9,500	117,515
Westlake Chemical Corp.	3,400	69,326
Zep, Inc.	41,600	501,280
Zoltek Cos., Inc.[1]	44,200	429,624

		18,214,327

Construction Materials—0.1%
Eagle Materials, Inc.	1,400	35,336
Headwaters, Inc.[1]	95,100	319,536
Texas Industries, Inc.	14,900	467,264

		822,136

Containers & Packaging—0.6%
Bway Holding Co.[1]	4,600	80,638
Myers Industries, Inc.	51,700	430,144
Packaging Corp. of America	52,800	855,360
Rock-Tenn Co., Cl. A	17,699	675,394
Sonoco Products Co.	7,900	189,205
Temple-Inland, Inc.	177,443	2,328,052

		4,558,793

Metals & Mining—2.2%
A. M. Castle & Co.	47,027	568,086
AK Steel Holding Corp.	137,100	2,630,949
Allied Nevada Gold Corp.[1]	4,400	35,464
AMCOL International Corp.	2,300	49,634
Brush Engineered Materials, Inc.[1]	47,100	788,925
Carpenter Technology Corp.	89,000	1,852,090
Commercial Metals Co.	62,700	1,005,081
Compass Minerals International, Inc.	15,200	834,632
General Steel Holdings, Inc.[1]	8,800	34,936
Haynes International, Inc.[1]	29,300	694,410
Hecla Mining Co.[1]	75,300	201,804
Horsehead Holding Corp.[1]	19,555	145,685
Kaiser Aluminum Corp.	15,443	554,558
Olympic Steel, Inc.	38,490	941,850
Reliance Steel & Aluminum Co.	1,800	69,102
Royal Gold, Inc.	12,800	533,760
RTI International Metals, Inc.[1]	63,800	1,127,346
Schnitzer Steel Industries, Inc.	38,955	2,059,161
Stillwater Mining Co.[1]	94,442	539,264
Titanium Metals Corp.	112,700	1,035,713
Universal Stainless & Alloy Products, Inc.[1]	4,700	76,469
Walter Industries, Inc.	4,100	148,584
Worthington Industries, Inc.	64,498	824,929

		16,752,432

Paper & Forest Products—0.3%
Buckeye Technologies, Inc.[1]	47,027	211,151
Clearwater Paper Corp.[1]	4,060	102,677
Deltic Timber Corp.	2,300	81,581
Domtar Corp.[1]	21,350	353,983
Glatfelter	51,945	462,311
Louisiana-Pacific Corp.[1]	104,370	356,945
MeadWestvaco Corp.	1,600	26,256
Mercer International, Inc.[1]	10,200	5,814
Neenah Paper, Inc.	4,800	42,288
Schweitzer-Mauduit International, Inc.	12,341	335,799
Wausau Paper Corp.	78,600	528,192

		2,506,997

Telecommunication Services—1.5%
Diversified Telecommunication Services—1.0%
Alaska Communications Systems Group, Inc.	1,100	8,052
Atlantic Tele-Network, Inc.	16,697	656,025
Cbeyond, Inc.[1]	20,400	292,740
F18 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Diversified Telecommunication Services Continued
Cincinnati Bell, Inc.[1]	393,000	$1,116,120
Cogent Communications Group, Inc.[1]	66,771	544,184
Embarq Corp.	1,700	71,502
Frontier Communications Corp.	300	2,142
General Communication, Inc., Cl. A1	4,200	29,106
Global Crossing Ltd.[1]	9,344	85,778
Iowa Telecommunications Services, Inc.	25,837	323,221
Neutral Tandem, Inc.[1]	12,100	357,192
NTELOS Holdings Corp.	39,000	718,380
PAETEC Holding Corp.[1]	1,700	4,590
Premiere Global Services, Inc.[1]	174,600	1,892,664
tw telecom, Inc.[1]	168,200	1,727,414

		7,829,110

Wireless Telecommunication Services—0.5%
Centennial Communications Corp.[1]	212,000	1,772,320
iPCS, Inc.[1]	14,634	218,925
NII Holdings, Inc.[1]	300	5,721
Syniverse Holdings, Inc.[1]	86,600	1,388,198
USA Mobility, Inc.	20,302	259,054

		3,644,218

Utilities—0.8%
Electric Utilities—0.2%
Cleco Corp.	36,700	822,814
Empire District Electric Co.	1,900	31,388
Hawaiian Electric Industries, Inc.	5,800	110,548
IDACORP, Inc.	8,800	230,032
Portland General Electric Co.	18,800	366,224
UniSource Energy Corp.	2,700	71,658
Westar Energy, Inc.	12,400	232,748

		1,865,412

Energy Traders—0.0%
Calpine Corp.[1]	9,100	101,465
RRI Energy, Inc.[1]	47,400	237,474

		338,939

Gas Utilities—0.2%
Laclede Group, Inc. (The)	3,300	109,329
New Jersey Resources Corp.	10,600	392,624
Nicor, Inc.	7,200	249,264
Northwest Natural Gas Co.	2,380	105,482
Piedmont Natural Gas Co., Inc.	5,500	132,605
South Jersey Industries, Inc.	3,600	125,604
Southwest Gas Corp.	3,300	73,293
WGL Holdings, Inc.	6,900	220,938

		1,409,139

Multi-Utilities—0.3%
Avista Corp.	47,170	840,098
Black Hills Corp.	12,200	280,478
CH Energy Group, Inc.	15,483	723,056
DTE Energy Co.	2,500	80,000
NorthWestern Corp.	1,600	36,416
PNM Resources, Inc.	22,271	238,522

		2,198,570

Water Utilities—0.1%
California Water Service Group	1,500	55,260
Cascal NV	39,200	147,000
SJW Corp.	12,900	292,810

		495,070

Total Common Stocks (Cost $779,615,867)		745,697,382

	Units

Rights, Warrants and Certificates—0.0%

Redcorp Ventures Ltd. Wts., Strike Price 0.65CAD, Exp. 7/5/09[1],[3] (Cost $0)	333,200	—

	Principal
	Amount

Asset-Backed Securities—0.0%

GSAA Home Equity Trust 2005-15, Asset-Backed Certificates, Series 2005-15, Cl. 2A1, 0.404%, 1/25/36[5] (Cost $391,169)	$391,169	327,550

	Shares

Investment Companies—4.7%
Allied Capital Corp.	86,300	300,324
Apollo Investment Corp.	141,900	851,400
Ares Capital Corp.	10,200	82,212
Gladstone Capital Corp.	2,800	21,084
Hercules Technology Growth Capital, Inc.	27,400	229,064
iShares Russell 2000 Index Fund	283,100	14,426,776
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[6,9]	143,643	143,643
MCG Capital Corp.	15,600	37,908
NGP Capital Resources Co.	5,200	30,524
F19 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Companies Continued
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[6,7]	20,113,968	$20,113,968
PennantPark Investment Corp.	1,800	12,780
Prospect Capital Corp.	26,300	241,960

Total Investment Companies (Cost $35,296,921)		36,491,643

Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $815,303,957)		782,516,575

Investments Purchased with Cash Collateral from Securities Loaned—0.0%[8]
OFI Liquid Assets Fund, LLC, 1.02%[6,7] (Cost $42,326)	42,326	42,326
Total Investments, at Value (Cost $815,346,283)	100.4%	782,558,901
Liabilities in Excess of Other Assets	(0.4)	(3,358,324)

Net Assets	100.0%	$779,200,577

Footnotes to Statement of Investments
Strike Price is reported in U.S. Dollars, except for those denoted in the following currency:

CAD    Canadian Dollar
1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $150,729 or 0.02% of the Fund’s net assets as of June 30, 2009.
3. Illiquid security. The aggregate value of illiquid securities as of June 30, 2009 was $438, which represents less than 0.005% of the Fund’s net assets. See Note 6 of accompanying Notes.
4. Partial or fully-loaned security. See Note 7 of accompanying Notes.
5. Represents the current interest rate for a variable or increasing rate security.
6. Rate shown is the 7-day yield as of June 30, 2009.
7. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

OFI Liquid Assets Fund, LLC	65,710,173	292,363,967	358,031,814	42,326
Oppenheimer Institutional Money Market Fund, Cl. E	6,344,806	94,014,956	80,245,794	20,113,968

	Value	Income

OFI Liquid Assets Fund, LLC	$42,326	$799,113	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	20,113,968	34,986

	$20,156,294	$834,099

a. Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
8. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7 of accompanying Notes.
9. Interest rate less than 0.0005%.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
F20 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

	Level 1 —	Level 2 —	Level 3 —
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$123,730,088	$—	$—	$123,730,088
Consumer Staples	20,924,659	—	—	20,924,659
Energy	44,167,165	—	—	44,167,165
Financials	109,270,365	413	—	109,270,778
Health Care	81,108,406	—	25	81,108,431
Industrials	138,192,084	—	—	138,192,084
Information Technology	167,667,160	1,874	—	167,669,034
Materials	42,854,685	—	—	42,854,685
Telecommunication Services	11,473,328	—	—	11,473,328
Utilities	6,307,130	—	—	6,307,130
Rights, Warrants and Certificates	—	—	—	—
Asset-Backed Securities	—	327,550	—	327,550
Investment Companies	36,491,643	—	—	36,491,643
Investments Purchased with Cash Collateral from Securities Loaned	42,326	—	—	42,326

Total Investments, at Value	782,229,039	329,837	25	782,558,901
Other Financial Instruments:
Foreign currency exchange contracts	—	260	—	260

Total Assets	$782,229,039	$330,097	$25	$782,559,161

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Foreign Currency Exchange Contracts as of June 30, 2009 are as follows:

		Contract Amount	Expiration		Unrealized
Counterparty/Contract Description	Sell	(000s)	Date	Value	Appreciation

JPMorgan
Canadian Dollar (CAD)	Sell	29 CAD	7/2/09	$24,744	$260
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER MAIN STREET SMALL CAP FUND/ VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $795,189,989)	$762,402,607
Affiliated companies (cost $20,156,294)	20,156,294

782,558,901
Cash	1,174
Unrealized appreciation on foreign currency exchange contracts	260
Receivables and other assets:
Investments sold	55,257,324
Interest and dividends	492,300
Other	65,258

Total assets	838,375,217

Liabilities
Return of collateral for securities loaned	43,500
Payables and other liabilities:
Investments purchased	56,145,653
Shares of beneficial interest redeemed	2,446,528
Distribution and service plan fees	413,858
Transfer and shareholder servicing agent fees	65,220
Shareholder communications	21,132
Trustees’ compensation	6,167
Other	32,582

Total liabilities	59,174,640

Net Assets	$779,200,577

Composition of Net Assets
Par value of shares of beneficial interest	$66,007
Additional paid-in capital	1,057,542,293
Accumulated net investment income	1,650,959
Accumulated net realized loss on investments and foreign currency transactions	(247,271,365)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(32,787,317)

Net Assets	$779,200,577

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $73,941,162 and 6,223,496 shares of beneficial interest outstanding)	$11.88
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $705,259,415 and 59,783,482 shares of beneficial interest outstanding)	$11.80
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,049)	$4,192,364
Affiliated companies	34,986
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	93,103
Affiliated companies	799,113
Interest	2,354

Total investment income	5,121,920

Expenses
Management fees	2,326,796
Distribution and service plan fees—Service shares	734,342
Transfer and shareholder servicing agent fees:
Non-Service shares	15,582
Service shares	120,162
Shareholder communications:
Non-Service shares	23,336
Service shares	229,998
Trustees’ compensation	12,246
Custodian fees and expenses	1,871
Other	37,699

Total expenses	3,502,032
Less waivers and reimbursements of expenses	(32,392)

Net expenses	3,469,640

Net Investment Income	1,652,280

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(112,660,249)
Foreign currency transactions	(20,752)
Net realized loss	(112,681,001)
Net change in unrealized appreciation (depreciation) on:
Investments	204,501,180
Translation of assets and liabilities denominated in foreign currencies	183,458

Net change in unrealized depreciation	204,684,638

Net Increase in Net Assets Resulting from Operations	$93,655,917

See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$1,652,280	$4,647,051
Net realized loss	(112,681,001)	(131,260,264)
Net change in unrealized depreciation	204,684,638	(252,725,263)

Net increase (decrease) in net assets resulting from operations	93,655,917	(379,338,476)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(605,525)	(406,564)
Service shares	(4,276,612)	(2,093,583)

	(4,882,137)	(2,500,147)
Distributions from net realized gain:
Non-Service shares	—	(4,514,393)
Service shares	—	(43,539,151)

	—	(48,053,544)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	7,375,675	5,447,779
Service shares	72,928,641	118,985,953

	80,304,316	124,433,732

Net Assets
Total increase (decrease)	169,078,096	(305,458,435)
Beginning of period	610,122,481	915,580,916

End of period (including accumulated net investment income of $1,650,959 and $4,880,816, respectively)	$779,200,577	$610,122,481

See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$10.65	$18.20	$19.15	$17.18	$16.05	$13.44

Income (loss) from investment operations:
Net investment income[1]	.04	.12	.09	.08	.04	.01
Net realized and unrealized gain (loss)	1.30	(6.73)	(.30)	2.46	1.51	2.60

Total from investment operations	1.34	(6.61)	(.21)	2.54	1.55	2.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.08)	(.06)	(.03)	—	—
Distributions from net realized gain	—	(.86)	(.68)	(.54)	(.42)	—

Total dividends and/or distributions to shareholders	(.11)	(.94)	(.74)	(.57)	(.42)	—

Net asset value, end of period	$11.88	$10.65	$18.20	$19.15	$17.18	$16.05

Total Return, at Net Asset Value[2]	13.19%	(37.83)%	(1.21)%	15.00%	9.92%	19.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,941	$58,478	$93,939	$81,405	$44,820	$38,636

Average net assets (in thousands)	$61,591	$80,406	$94,815	$62,659	$39,708	$30,871

Ratios to average net assets:[3]
Net investment income	0.72%	0.80%	0.48%	0.46%	0.23%	0.06%
Total expenses	0.86%[4]	0.75%[4]	0.73%[4]	0.77%[4]	0.81%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.75%	0.73%	0.77%	0.81%	0.83%

Portfolio turnover rate	46%	130%	115%	110%	110%	147%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total Expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	0.86%
Year Ended December 31, 2008	0.75%
Year Ended December 31, 2007	0.73%
Year Ended December 31, 2006	0.77%
See accompanying Notes to Financial Statements.
F25 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$10.54	$18.03	$18.98	$17.06	$15.97	$13.40

Income (loss) from investment operations:
Net investment income (loss)[1]	.02	.08	.05	.04	—[2]	(.02)
Net realized and unrealized gain (loss)	1.31	(6.67)	(.29)	2.42	1.51	2.59

Total from investment operations	1.33	(6.59)	(.24)	2.46	1.51	2.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.04)	(.03)	—[2]	—	—
Distributions from net realized gain	—	(.86)	(.68)	(.54)	(.42)	—

Total dividends and/or distributions to shareholders	(.07)	(.90)	(.71)	(.54)	(.42)	—

Net asset value, end of period	$11.80	$10.54	$18.03	$18.98	$17.06	$15.97

Total Return, at Net Asset Value[3]	13.11%	(38.00)%	(1.39)%	14.66%	9.71%	19.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$705,260	$551,644	$821,642	$636,430	$314,868	$173,612

Average net assets (in thousands)	$596,625	$769,150	$766,102	$479,456	$221,324	$112,279

Ratios to average net assets:[4]
Net investment income (loss)	0.48%	0.52%	0.23%	0.23%	0.02%	(0.14)%
Total expenses	1.10%[5]	0.99%[5]	0.97%[5]	1.00%[5]	1.04%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	0.99%	0.97%	1.00%	1.04%	1.06%

Portfolio turnover rate	46%	130%	115%	110%	110%	147%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	1.10%
Year Ended December 31, 2008	0.99%
Year Ended December 31, 2007	0.97%
Year Ended December 31, 2006	1.00%
See accompanying Notes to Financial Statements.
F26 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
F27 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF
F28 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $22,025,415, post-October foreign currency losses of $57, post-October passive foreign investment company losses of $1,382 and unused capital loss carryforward as follows:

Expiring
2016	$91,820,783
As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $226,528,638 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$850,311,734

Gross unrealized appreciation	$89,641,324
Gross unrealized depreciation	(157,394,157)

Net unrealized depreciation	$(67,752,833)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as
F29 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
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2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,215,198	$23,910,044	1,628,830	$24,176,255
Dividends and/or distributions reinvested	83,752	605,525	326,974	4,920,957
Redeemed	(1,567,074)	(17,139,894)	(1,624,446)	(23,649,433)

Net increase	731,876	$7,375,675	331,358	$5,447,779

Service Shares
Sold	11,347,662	$113,709,369	14,415,062	$222,143,048
Dividends and/or distributions reinvested	592,905	4,262,989	3,047,035	45,492,232
Redeemed	(4,492,933)	(45,043,717)	(10,696,966)	(148,649,327)

Net increase	7,447,634	$72,928,641	6,765,131	$118,985,953

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$367,668,940	$296,196,590
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $72,244 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2009, the Manager waived $3,059 and $24,884 for Non-Service and Service shares, respectively. This voluntary undertaking may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $4,449 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid Securities
As of June 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities
F32 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of June 30, 2009, the Fund had on loan securities valued at $41,101. Collateral of $43,500 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
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F34 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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9 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAINSTREET SMALL CAP FUND®/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President and Portfolio Manager
Raman Vardharaj, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

June 30, 2009 Oppenheimer Money Fund/VASemiannual Rport A Series of OppS E M I A N N UA L R E P O RT Investment Strategy Discussion Listing of Investments Financial Statements

OPPENHEIMER MONEY FUND/VA
Fund Objective: Oppenheimer Money Fund/VA seeks maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity.
Current Yield
For the 7-Day Period Ended 6/30/09

With and Without Compounding	0.25%

For the 6-Month Period Ended 6/30/09

With and Without Compounding	0.60%
The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Without a voluntary expense limit that can be terminated at any time, Fund performance may have been less.
Narrative by Carol Wolf, Portfolio Manager
During the six-month reporting period ended June 30, 2009, the Fund produced a 0.60% annualized yield with and without compounding. As of June 30, 2009 the Fund’s 7-day yield was 0.25% with and without compounding. The Fund was successful in preserving capital and maintaining liquidity despite a highly challenging investment environment that saw yields of money market funds remain below one percent. The Federal Reserve Board’s (the “Fed’s”) historically low target for short-term interest rates was designed to stimulate an economic recovery in the midst of the longest recession since the 1930s and a financial crisis that nearly led to the collapse of the global banking system.
Economic and Market Environment
The global recession which defined 2008, continued in the first half of 2009, as unemployment rates climbed, housing prices slumped and consumer confidence remained depressed. The economic downturn had been intensified by a global banking crisis that led to the failures of major financial institutions and nearly frozen conditions in some credit markets. In response, the Fed reduced short-term interest rates aggressively, including a cut in mid-December 2008 that drove its target for the overnight federal funds rate to an unprecedented low of 0% to 0.25%. As interest rates declined, so did yields of money market instruments.
     Pronounced signs of economic weakness persisted through much of the first quarter of 2009. January’s economic news included a sharp decline in housing prices compared to one year earlier. In February and March, the U.S. economy lost more than 600,000 jobs in each month. Meanwhile, in February 2009, the Conference Board’s consumer confidence index fell to its lowest reading since recordkeeping began in 1967. In early March, the U.S. stock market hit a multi-year low. Yet, investor sentiment soon began to improve as evidence appeared that global credit markets were thawing in response to massive remedial efforts by the U.S. government and monetary authorities.
     The Fed engaged in massive purchases of U.S. Treasury securities and U.S. government agency securities to bolster slumping fixed-income markets, and they continued to implement the Term Asset-Backed Securities Loan Facility (TALF) that it had implemented in late 2008 to support the issuance of fixed-income securities backed by student loans, auto loans, credit card loans, and loans guaranteed by the Small Business Administration. The U.S. government enacted the $787 billion American Recovery and Reinvestment Act of 2009, which was designed to retain and create jobs, provide budget relief to states and localities, maintain social programs and offer tax relief to businesses and individuals. The government also continued to implement a temporary facility that stood ready to purchase certain financial instruments from eligible money market funds should the need arise, and the commercial paper market subsequently stabilized.
     As it became clearer that these measures had helped to avert a collapse of the U.S. banking system, investor sentiment began to improve. Fixed-income investors began to look forward to better credit-market conditions, and they became
2 | OPPENHEIMER MONEY FUND/VA

more tolerant of the risks they previously had shunned. Investors capitalized on historically low valuations among stocks and higher yielding bonds, sparking impressive springtime rallies over the second quarter of the year. Conversely, U.S. Treasury securities gave back some of their previous gains. However, in the absence of inflationary pressures or data showing actual economic improvement, the Fed consistently maintained its low target for short-term interest rates through the reporting period’s end. Consequently, money market yields generally remained well below one percent.
Portfolio Strategy
We maintained a highly conservative investment posture throughout the reporting period. We redoubled our credit surveillance efforts, paring the list of banks on our approved list to those in which we had the highest levels of confidence. Our credit committee continually reevaluated market conditions and established rigorous credit criteria for prospective holdings. We refrained from investing in money market instruments with maturities longer than approximately six months until April 2009, when we began to take advantage of attractive yields among longer-dated instruments from financially sound issuers. We also balanced these longer-dated holdings with very short-term instruments, such as taxable municipal securities with one- to seven-day demand features.
     Although credit markets generally appear to have stabilized as of the reporting period’s end, we have remained cautious with regard to current market dynamics. In addition, we believe the Fed is likely to keep short-term interest rates at low levels for some time. Therefore, we intend to maintain an emphasis on liquidity and preservation of capital until we see more convincing evidence that the recession and banking crisis are behind us.
Special Announcement
The Fund’s Board of Trustees has elected for the Fund to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department. The Treasury Department has accepted the Fund’s application to participate in the Program and entered into a Guarantee Agreement with the Fund dated as of September 19, 2008. The Fund has also notified the Treasury Department of its intent to continue its participation in the Program through September 18, 2009.
     Under the Program, shareholders of the Fund as of the close of business on September 19, 2008, may be guaranteed against loss in the event that the Fund’s net asset value falls below $0.995. The Program applies only to shareholders of record as of the close of business on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares of the Fund owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date the Fund’s net asset value falls below $0.995. If the number of shares of the Fund you hold after September 19, 2008, fluctuates during the Program period due to purchases or redemptions of shares, any shares in excess of the amount held as of the close of business on September 19, 2008, will not be covered.
     To be entitled to payments under the Program, an investor must have held shares of the Fund both on September 19, 2008, and if the Fund’s net asset value per share were to fall below $0.995 per share during the time period covered by the Program, on that date as well. In addition, the Fund’s Board of Trustees must take prompt action to liquidate the Fund and the Fund must comply with other requirements of the Program. Upon liquidation of the Fund, a covered shareholder would receive the liquidation value per share of the Fund and thereafter would receive a payment for each covered share equal to the shortfall between the liquidation proceeds and $1.00 per share. Guarantee payments to all participants in the Program will not exceed the amount available in the U.S. Government’s Exchange Stabilization Fund at the time of such payments. As of September 19, 2008, the Exchange Stabilization Fund was valued at approximately $50 billion, and there is no commitment by the government to increase that amount if it is depleted by claims.
     The Program’s initial period was for a three month term from September 19, 2008, through December 18, 2008. The Treasury Secretary elected to extend the Program from December 19, 2008 through April 30, 2009, and again from May 1, 2009, to September 18, 2009. The Fund has elected to participate in the Program through September 18, 2009.
3 | OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA
The Program cannot be extended beyond September 18, 2009. The Fund paid a fee to participate in the Program’s initial term in the amount equal to 0.01% of the Fund’s net assets as of the close of business on September 19, 2008. The Fund paid an additional fee to continue its participation in the Program through April 30, 2009, in the amount of 0.015% of the Fund’s net assets as of the close of business on September 19, 2008. The Fund paid an additional fee to continue its participation in the Program through September 18, 2009, in the amount of 0.015% of the Fund’s net assets as of the close of business on September 19, 2008.
     Further information about the Program can be obtained on the web site of the Treasury Department at www.ustreas.gov.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER MONEY FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2009	June 30, 2009	June 30, 2009

	$1,000.00	$1,003.00	$2.54

Hypothetical (5% return before expenses)

	1,000.00	1,022.27	2.56
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended June 30, 2009 is as follows:

Expense Ratio

0.51%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Principal
	Amount	Value

Certificates of Deposit—26.1%
Yankee Certificates of Deposit—26.1%
Bank of Nova Scotia, Houston, TX:
0.896%, 9/4/09[1]	$3,000,000	$3,000,000
0.937%, 9/8/09[1]	3,000,000	3,000,000
BNP Paribas, New York:
0.34%, 9/11/09	5,000,000	5,000,000
0.34%, 9/23/09	2,000,000	2,000,000
0.36%, 8/19/09	1,000,000	1,000,000
National Australia Bank, New York, 0.57%, 7/9/09	6,000,000	6,000,000
Rabobank Nederland NV, New York:
0.65%, 2/18/10	2,000,000	2,000,000
0.80%, 7/7/09	2,000,000	2,000,000
0.95%, 6/23/10	1,000,000	1,000,000
Royal Bank of Canada, New York:
0.75%, 7/27/09	3,500,000	3,500,000
1.186%, 8/7/09[1]	5,000,000	5,000,000
Societe Generale, 0.66%, 7/13/09	4,000,000	4,000,000
Societe Generale, New York:
0.605%, 8/3/09	2,400,000	2,400,011
0.66%, 7/22/09	4,000,000	4,000,000
0.705%, 7/14/09	1,000,000	1,000,000
Toronto Dominion Bank, New York:
0.90%, 9/30/09	2,000,000	2,000,000
1.47%, 11/12/09	5,000,000	5,000,000
1.50%, 11/3/09	1,500,000	1,500,000
Westpac Banking Corp., New York, 0.32%, 9/29/09[2]	3,000,000	3,000,000

Total Certificates of Deposit (Cost $56,400,011)		56,400,011

Direct Bank Obligations—18.6%
Bank of America NA, 1.40%, 7/6/09[1]	2,000,000	1,999,818
Bank of Nova Scotia, Houston, TX, 0.42%, 7/30/09	2,000,000	1,999,323
CBA (Delaware) Finance:
0.35%, 8/21/09	3,000,000	2,998,513
0.45%, 8/4/09	4,700,000	4,697,958
0.51%, 7/24/09	3,000,000	2,999,023
HSBC USA, Inc., 1.31%, 8/14/09[1]	8,000,000	7,994,943
Intesa Funding LLC, 0.30%, 7/23/09	2,400,000	2,399,560
National Australia Funding (Delaware), Inc.:
0.54%, 7/1/09[3]	3,000,000	3,000,000
0.55%, 7/6/09[3]	2,000,000	1,999,847
Royal Bank of Canada, Series D, 1.33%, 7/15/09[1]	3,000,000	3,000,000
Toronto Dominion Bank, New York, 0.90%, 9/14/09	3,100,000	3,100,000
U.S. Bank NA, 0.90%, 8/21/09	4,000,000	4,000,000

Total Direct Bank Obligations (Cost $40,188,985)		40,188,985

Short-Term Notes—54.4%
Diversified Financial Services—3.7%
General Electric Capital Services:
0.55%, 7/27/09	5,000,000	4,998,014
0.55%, 7/28/09	3,000,000	2,998,763

		7,996,777

Food Products—2.4%
Nestle Capital Corp.:
0.50%, 3/15/10[3]	2,000,000	1,991,433
0.51%, 3/16/10[3]	3,300,000	3,287,939

		5,279,372

Insurance—2.1%
Jackson National Life Global Funding, Series 2004-6, 0.429%, 8/15/09[1,4]	2,500,000	2,500,000
United of Omaha Life Insurance Co., 0.82%, 12/28/09[1]	2,000,000	2,000,000

		4,500,000

Leasing & Factoring—2.3%
American Honda Finance Corp.:
0.763%, 9/18/09[1,5]	1,000,000	1,000,000
0.811%, 8/26/09[1,5]	2,000,000	2,000,905
Toyota Motor Credit Corp., 0.28%, 7/31/09	2,000,000	1,999,533

		5,000,438

Municipal—6.2%
Health Care Revenue Bonds, SFO Associates Project, Series 1994, 0.70%, 7/1/09[1]	2,460,000	2,460,000
Laurel Grocery Project Nts., Series 1999, 2.75%, 7/1/09[1]	1,445,000	1,445,000
Manassas, VA Industrial Development Authority Bonds, Aurora Flight Science, Series 2005, 0.70%, 7/1/09[1]	985,000	985,000
Putnam Cnty., WV Solid Waste Disposal Revenue Bonds, FMC Corp., Series 1991, 0.62%, 8/1/09[1]	1,730,000	1,730,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, Series 2008, 1%, 7/1/09[1]	3,800,000	3,800,000
Wake Cnty, NC Industrial Facilities & Pollution Control Finance Authority Bonds, Bob Barker Co., Series A, 1%, 7/1/09[1]	1,700,000	1,700,000
Wright Brothers, Inc. Nts., Series 2005, 2.75%, 7/1/09[1]	1,285,000	1,285,000

		13,405,000
F1 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels—0.9%
Total Capital Canada, 0.50%, 7/16/09	$2,000,000	$1,999,583
Personal Products—6.5%
Procter & Gamble International Funding SCA:
0.996%, 5/7/10[1,3]	1,500,000	1,500,000
1.224%, 2/8/10[1,3]	3,000,000	3,000,000
Reckitt Benckiser Treasury Services plc:
0.40%, 8/3/09[3]	4,000,000	3,998,533
0.55%, 9/3/09[3]	2,500,000	2,497,556
0.95%, 7/30/09[3]	3,000,000	2,997,704

		13,993,793

Pharmaceuticals—2.3%
Roche Holdings, Inc., 1.66%, 2/25/10[1]	5,000,000	5,000,000
Receivables Finance—24.0%
Barton Capital Corp.:
0.30%, 7/2/09[3]	2,500,000	2,499,979
0.30%, 8/3/09[3]	3,000,000	2,999,120
Fairway Finance Corp.:
0.37%, 9/14/09[3]	2,400,000	2,398,150
0.50%, 7/6/09[3]	1,000,000	999,929
0.50%, 7/8/09[3]	1,209,000	1,208,882
Falcon Asset Securitization Co., LLC, 0.35%, 8/10/09[3]	1,900,000	1,899,219
Gemini Securitization Corp.:
0.35%, 9/28/09[3]	2,000,000	1,998,269
0.38%, 9/10/09[3]	3,000,000	2,997,752
0.57%, 7/17/09[3]	1,000,000	999,747
0.60%, 7/2/09[3]	2,000,000	1,999,967
Legacy Capital LLC, 0.55%, 7/10/09	3,000,000	2,999,588
Lexington Parker Capital Co. LLC:
0.60%, 7/17/09[3]	5,000,000	4,998,667
0.85%, 7/10/09[3]	2,000,000	1,999,575
Old Line Funding Corp.:
0.35%, 9/1/09[3]	1,522,000	1,521,083
0.35%, 9/10/09[3]	4,400,000	4,396,963
0.36%, 8/11/09[3]	5,000,000	4,997,950
Thunder Bay Funding LLC:
0.32%, 9/1/09[5]	3,400,000	3,398,126
0.50%, 7/1/09[5]	2,500,000	2,500,000
Yorktown Capital LLC:
0.35%, 9/2/09[3]	2,400,000	2,398,572
0.36%, 8/17/09[3]	1,000,000	999,530
0.40%, 9/8/09[3]	1,600,000	1,598,927

		51,809,995

Special Purpose Financial—4.0%
Ticonderoga Funding LLC:
0.34%, 9/2/09	5,000,000	4,997,025
0.38%, 9/3/09	1,700,000	1,698,852
0.47%, 8/5/09	2,000,000	1,999,083

		8,694,960

Total Short-Term Notes (Cost $117,679,918)		117,679,918

U.S. Government Agencies—1.9%
Federal Home Loan Bank, 0.90%, 3/12/10[1] (Cost $4,000,000)	4,000,000	4,000,000
Total Investments, at Value (Cost $218,268,914)	101.0%	218,268,914
Liabilities in Excess of Other Assets	(1.0)	(2,135,708)

Net Assets	100.0%	$216,133,206

F2 | OPPENHEIMER MONEY FUND/VA

Footnotes to Statement of Investments
Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See Note 1 of accompanying Notes.

3.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $67,185,293, or 31.09% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4.	Illiquid security. The aggregate value of illiquid securities as of June 30, 2009 was $2,500,000, which represents 1.16% of the Fund’s net assets. See Note 4 of accompanying Notes.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,899,031 or 4.12% of the Fund’s net assets as of June 30, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

		Level 2 — Other	Level 3 —
	Level 1 —	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$56,400,011	$—	$56,400,011
Direct Bank Obligations	—	40,188,985	—	40,188,985
Short-Term Notes	—	117,679,918	—	117,679,918
U.S. Government Agencies	—	4,000,000	—	4,000,000

Total Assets	$—	$218,268,914	$—	$218,268,914

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F3 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2009

Assets
Investments, at value (cost $218,268,914)—see accompanying statement of investments	$218,268,914
Cash	360,885
Receivables and other assets:
Shares of beneficial interest sold	562,304
Interest	187,596
Other	22,593

Total assets	219,402,292

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	3,000,000
Shares of beneficial interest redeemed	214,264
Transfer and shareholder servicing agent fees	18,164
Dividends	13,495
Shareholder communications	6,324
Trustees’ compensation	3,152
Other	13,687

Total liabilities	3,269,086

Net Assets	$216,133,206

Composition of Net Assets
Par value of shares of beneficial interest	$216,098
Additional paid-in capital	215,908,169
Accumulated net investment loss	(1,384)
Accumulated net realized gain on investments	10,323

Net Assets—applicable to 216,098,179 shares of beneficial interest outstanding	$216,133,206

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2009

Investment Income
Interest	$1,313,002

Expenses
Management fees	531,357
Insurance expenses	42,302
Transfer and shareholder servicing agent fees	41,182
Trustees’ compensation	3,913
Shareholder communications	3,752
Custodian fees and expenses	767
Other	13,542

Total expenses	636,815
Less waivers and reimbursements of expenses	(39,179)

Net expenses	597,636

Net Investment Income	715,366

Net Realized Gain on Investments	10,004

Net Increase in Net Assets Resulting from Operations	$725,370

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$715,366	$5,787,151
Net realized gain	10,004	321

Net increase in net assets resulting from operations	725,370	5,787,472

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(715,683)	(5,787,153)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	(27,232,865)	53,607,490

Net Assets
Total increase (decrease)	(27,223,178)	53,607,809
Beginning of period	243,356,384	189,748,575

End of period (including accumulated net investment loss of $1,384 and $1,067, respectively)	$216,133,206	$243,356,384

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations-net investment income and net realized gain[1]	— [2]	.03	.05	.05	.03	.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	(.03)	(.05)	(.05)	(.03)	(.01)

Distributions from net realized gain	—	—	— [2]	— [2]	—	—

Total dividends and/or distributions to shareholders	— [2]	(.03)	(.05)	(.05)	(.03)	(.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.30%	2.78%	4.98%	4.71%	2.86%	0.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$216,133	$243,356	$189,749	$171,521	$173,162	$196,503

Average net assets (in thousands)	$237,960	$212,564	$181,271	$171,118	$186,453	$218,243

Ratios to average net assets:[4]
Net investment income	0.61%	2.72%	4.86%	4.61%	2.80%	0.97%
Total expenses	0.54%	0.50%	0.50%	0.49%	0.48%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.51%	0.50%	0.50%	0.49%	0.48%	0.48%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     “Money market-type” instruments are typically designated as Level 2.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to
F8 | OPPENHEIMER MONEY FUND/VA

or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$3,000,000
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     During the fiscal year end December 31, 2008, the Fund utilized $2 of capital loss carryforward to offset capital gains realized in that fiscal year.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the
F9 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Sold	43,413,155	$43,413,155	163,835,502	$163,835,502
Dividends and/or distributions reinvested	715,683	715,683	5,787,153	5,787,153
Redeemed	(71,361,703)	(71,361,703)	(116,015,165)	(116,015,165)

Net increase (decrease)	(27,232,865)	$(27,232,865)	53,607,490	$53,607,490

3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $23,878 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.
     Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.50%. This voluntary undertaking may be amended or withdrawn at any time. During the six months ended June 30, 2009, the Manager waived $39,179.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund.
4. Illiquid Securities
As of June 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
F10 | OPPENHEIMER MONEY FUND/VA

5. Temporary Guarantee Program for Money Market Funds
The Fund’s Board of Trustees has elected for the Fund to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department. The Treasury Department has accepted the Fund’s application to participate in the Program and entered into a Guarantee Agreement with the Fund dated as of September 19, 2008. The Fund has also notified the Treasury Department of its intent to continue its participation in the Program through September 18, 2009. The Program cannot be extended beyond September 18, 2009.
     Under the Program, shareholders of the Fund as of the close of business on September 19, 2008 may be guaranteed against loss in the event that the Fund’s net asset value falls below $0.995. The Program applies only to shareholders of record as of the close of business on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares of the Fund owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date the Fund’s net asset value falls below $0.995. If the number of shares of the Fund a shareholder holds after September 19, 2008 fluctuates during the Program period due to purchases or redemptions of shares, any shares in excess of the amount held as of the close of business on September 19, 2008 will not be covered.
     The Fund paid a fee to participate in the Program’s initial term in the amount equal to 0.01% of the Fund’s net assets as of the close of business on September 19, 2008. The Fund paid a fee to continue its participation in the Program through April 30, 2009 in the amount of 0.015% of the Fund’s net assets as of the close of business on September 19, 2008. The Fund has paid an additional fee to continue its participation in the Program through September 18, 2009 in the amount of 0.015% of the Fund’s net assets as of the close of business on September 19, 2008. Fees paid by the Fund to participate in the Program are shown as “Insurance expense” on the Statement of Operations.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’
F11 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
7. Pending Litigation Continued
fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F12 | OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
7 | OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/ VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Carol E. Wolf, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STRATEGIC BOND FUND/VA
Fund Objective. The Fund seeks a high level of current income principally derived from interest on debt securities.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	6.05%
Service Shares	5.86
Average Annual Total Returns
For the Periods Ended 6/30/09

	1-Year	5-Year	10-Year

Non-Service Shares	–11.00%	3.63%	5.31%

			Since
			Inception
	1-Year	5-Year	(3/19/01)

Service Shares	–11.10%	3.39%	5.11%
Expense Ratios
For the Fiscal Year Ended 12/31/08

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	0.70%	0.68%
Service Shares	0.95	0.93
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year. The net expense ratios take into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of investments.

Corporate Bonds & Notes—Top Ten Industries

Oil, Gas & Consumable Fuels	3.1%
Diversified Financial Services	1.6
Commercial Banks	1.5
Media	1.2
Diversified Telecommunication Services	1.1
Health Care Providers & Services	1.0
Metals & Mining	1.0
Capital Markets	0.9
Electric Utilities	0.9
Hotels, Restaurants & Leisure	0.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
2 | OPPENHEIMER STRATEGIC BOND FUND/VA

Narrative by Arthur P. Steinmetz, Portfolio Manager
For the six-month period ended June 30, 2009, Oppenheimer Strategic Bond Fund/VA’s Non-Service shares provided a total return of 6.05%. In comparison, the Fund’s benchmarks, the Barclays Capital Aggregate Bond Index and the Citigroup World Government Bond Index, returned 1.90% and –1.50%, respectively, during the period.
     Despite what we considered to be a generally defensive investment posture, the Fund’s returns were undermined by its holdings of commercial mortgage-backed securities (CMBS) during the first quarter of 2009. The Fund’s investments in international bonds produced better results, primarily due to a springtime rally that was particularly robust in the emerging markets. The Fund’s investments in high yield and investment-grade corporate bonds also benefited from the rebounding market. Conversely, U.S. government securities gave back some of their previous gains as investors generally turned to riskier investments.
Economic and Market Overview
In the months before the start of the reporting period, the escalation of an ongoing credit crunch into a global banking crisis sent shockwaves throughout global fixed-income markets. Massive investment losses among major financial institutions nearly led to the collapse of the global banking system. With the flow of credit nearly frozen, consumers and businesses reined in spending and investment, exacerbating already weak U.S. and global economic environments. Unemployment rates surged higher, mortgage foreclosures soared and commodity prices plummeted. Consequently, 2009 began in the grip of the most severe economic downturn since the 1930s.
     Governments and central banks responded with injections of liquidity into their banking systems, sharply lower short-term interest rates and rescue packages for major corporations. In the United States, the Federal Reserve Board had reduced its target for the overnight federal funds rate in December 2008 to an all-time low of 0% to 0.25% and engaged in massive purchases of U.S. government securities, mortgage-backed securities and asset-backed securities. The U.S. government enacted the $787 billion American Recovery and Reinvestment Act of 2009 in an attempt to stimulate the economy.
     By early March, evidence had appeared that these aggressive remedial measures had succeeded in stabilizing the credit markets to a degree. Investors were cheered by this news, and they began to grow more tolerant of risks as they looked forward to a resumption of economic growth. As a result, some of the bond market sectors that had been severely affected during the downturn began to rally in a sustained rebound that persisted through the reporting period’s end. Conversely, traditional safe havens, most notably U.S. Treasury securities, gave back some of their previous gains.
Portfolio Strategy
Although we maintained a relatively defensive investment posture as credit markets deteriorated, the Fund’s performance during the first quarter of 2009 was damaged by its holdings of CMBS, which we had regarded as attractively valued in the wake of steep declines over the second half of 2008. Unfortunately, despite investment-grade credit ratings and seniority in their issuers’ capital structures, the value of these securities continued to plunge early in 2009 amid recession-related concerns regarding business trends in the commercial real estate market. The unprecedented widening of CMBS credit spreads also had a negative impact on the Fund’s positions in total return swaps in the CMBS sector. We opportunistically reduced the Fund’s exposure to these troubled securities during the reporting period.
     In an attempt to manage risks in the recession, the Fund began 2009 with underweight exposure to high yield corporate bonds, which we regarded as vulnerable to economic weakness, and U.S. government securities, which we believed were too richly valued. Instead, we established positions in investment-grade corporate bonds that, in our judgment, had been oversold during the bear market. While this strategy caused the Fund to miss participating fully in the rally among high yield bonds, it helped shelter the Fund from declines among U.S. government securities as investors rekindled their appetites for risk.
     The Fund’s overweight exposure to international bonds contributed positively to performance over the first half of 2009. In our view, the growing U.S. budget deficit and historically low interest rates are likely to trigger deterioration in the value of the U.S. dollar relative to other currencies, making bonds denominated in foreign currencies more valuable for
3 | OPPENHEIMER STRATEGIC BOND FUND/VA

OPPENHEIMER STRATEGIC BOND FUND/VA
U.S. residents. The Fund’s holdings of sovereign bonds in Brazil, Turkey, Indonesia and other emerging markets fared well, as the emerging markets led international fixed-income markets higher during the springtime rally. In the developed markets, we have responded tactically to signals from our quantitative model to capture the benefits of short-term changes in exchange rates. We also have established long positions in European markets where we believe interest rates still have room to fall.
     Looking forward, although the financial crisis and global recession have eased inflation concerns for now, we believe that the massively stimulative monetary and fiscal policies adopted by many governments may lead to renewed inflationary pressures in the future. An acceleration of inflation could put additional downward pressure on the U.S. dollar, potentially benefiting foreign currency-denominated investments in international markets. Meanwhile, credit spreads remain wide compared to historical norms, suggesting that corporate bonds still may be attractively valued. We have maintained the Fund’s positions in investment-grade corporate bonds, which we continue to believe is a more prudent strategy than focusing on high yield bonds. Most sectors of the U.S. government securities marketplace appear overvalued to us, and we have retained the Fund’s underweight exposure to the sector. These measures are designed to help position the Fund to achieve the level of performance we and our shareholders expect over the long term.
     Please note that derivative instruments, securities whose values depend on the performance of an underlying security or asset, entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. Fixed income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund’s share prices can fall. The Fund invests in debt securities below investment grade, which may entail greater credit risks, as described in the prospectus. Mortgage-related securities have greater potential for loss when interest rates rise. We urge shareholders to keep in mind the added volatility and risks—including currency fluctuations, foreign taxes and political and economic uncertainties—that investing in the securities of international markets in general and emerging markets in particular entail.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER STRATEGIC BOND FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2009	June 30, 2009	June 30, 2009

Actual
Non-Service Shares	$1,000.00	$1,060.50	$3.07
Service Shares	1,000.00	1,058.60	4.35

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.82	3.01
Service Shares	1,000.00	1,020.58	4.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service Shares	0.60%
Service Shares	0.85
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Principal
	Amount	Value

Asset-Backed Securities—0.6%
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile Receivables Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14	$1,319,000	$786,784
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.794%, 5/25/34[1]	924,857	533,024
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.414%, 9/25/36[1]	530,000	362,183
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates, Series 2006-W5, Cl. A2B, 0.414%, 5/26/36[1]	203,873	187,791
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	1,805,000	1,867,776
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset- Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	262,000	232,960
Capital One Auto Finance Trust, Automobile Receivables, Series 2006-C, Cl. A4, 0.349%, 5/15/13[1]	1,312,000	1,201,727
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates, Series 2006-A, Cl. AV2, 0.414%, 5/16/36[1]	228,753	220,617
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 0.409%, 10/25/36[1]	411,158	385,897
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[1]	1,487,439	1,147,361
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[1]	211,679	154,407
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.434%, 6/25/47[1,2,3]	1,050,000	503,719
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.549%, 12/15/35[1]	250,257	96,851
Series 2006-H, Cl. 2A1A, 0.469%, 11/15/36[1]	85,411	16,717
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25[4,5,6]	1,820,063	—
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.404%, 7/25/36[1]	944,581	860,464
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.424%, 7/7/36[1]	397,369	271,831
First Franklin Mortgage Loan Trust 2006-FFA, Mtg. Pass-Through Certificates, Series 2006-FFA, Cl. A3, 0.434%, 9/25/36[1]	960,476	97,947
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, Cl. A2, 2.10%, 11/15/11	1,380,000	1,381,148
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.363%, 6/1/35	1,046,000	289,595
Home Equity Mortgage Trust 2006-5, Mtg. Pass-Through Certificates, Series 2006-5, Cl. A1, 5.50%, 1/25/37	428,407	55,454
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.575%, 1/20/35[1]	223,655	148,858
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.425%, 3/20/36[1]	440,000	382,249
Ice Em CLO, Collateralized Loan Obligations:
Series 2007-1A, Cl. B, 3.424%, 8/15/22[1,5]	7,870,000	2,754,500
Series 2007-1A, Cl. C, 4.724%, 8/15/22[1,5]	5,270,000	843,200
Series 2007-1A, Cl. D, 6.724%, 8/15/22[1,5]	5,270,000	685,100
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[1]	8,452	8,398
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	68,909	64,963
F1 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.414%, 8/25/36[1]	$1,310,000	$417,839
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 2.199%, 1/25/29[1,5]	66,744	11,346
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.414%, 7/1/36[1]	2,455,871	1,606,504
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	332,617	283,516
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.414%, 9/25/36[1]	779,335	676,744
Securitized Asset-Backed Receivables LLC Trust 2007-BR2, Asset-Backed Securities, Series 2007-BR2, Cl. A2, 0.544%, 2/25/37[1]	710,022	281,930
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 1.72%, 6/15/39[1]	2,487,000	783,322
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed Obligations, Series 2006-BC1, Cl. A2B, 0.464%, 12/25/36[1]	324,875	317,839
Start CLO Ltd., Asset-Backed Credit Linked Securities, Series 2006-3A, Cl. F, 17.629%, 6/7/11[1,5]	1,630,000	1,067,650
Taganka Car Loan Finance plc, Automobile Asset-Backed Certificates, Series 2006-1A, Cl. C, 3.621%, 11/14/13[1,5]	121,707	97,366
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 4.50%, 5/1/37	204,271	30,392
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 0.414%, 7/25/36[1]	454,651	444,375

Total Asset-Backed Securities (Cost $42,656,016)		21,560,344

Mortgage-Backed Obligations—16.4%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	3,900,000	1,658,746
Series 2007-4, Cl. AM, 6.002%, 8/1/17[1]	6,560,000	3,297,044
Series 2008-1, Cl. A4, 6.354%, 12/1/17[1]	3,670,000	2,858,242
Series 2008-1, Cl. AM, 6.397%, 1/1/18[1]	2,920,000	1,411,242
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 4.057%, 5/1/34[1,5]	4,709,348	3,437,824
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 4.948%, 11/1/34[1]	2,384,213	2,081,916
Chase Mortgage Finance Trust 2006-S3, Multiclass Mtg. Pass-Through Certificates, Series 2006-S3, Cl. 1A2, 6%, 11/1/36	4,210,000	2,046,795
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 4.565%, 2/1/37[1]	3,404,372	2,918,800
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 0.414%, 9/25/36[1]	52,652	51,197
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	3,740,000	2,908,936
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	3,376,497	3,151,837
CHL Mortgage Pass-Through Trust 2005-27, Mtg. Pass-Through Certificates, Series 2005-27, Cl. 2A1, 5.50%, 12/1/35	3,095,575	2,177,844
CHL Mortgage Pass-Through Trust 2005-31, Mtg. Pass-Through Certificates, Series 2005-31, Cl. 2A4, 5.473%, 1/1/36[1]	1,356,052	340,439
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.519%, 12/20/35[1]	204,886	126,569
F2 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	$2,110,000	$1,639,241
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 5.617%, 6/1/47[1,5]	3,028,849	1,438,703
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates:
Series 2007-HY4, Cl. 1A1, 6.069%, 9/1/47[1]	16,842,343	9,915,611
Series 2007-HY4, Cl. 1A2, 6.078%, 9/1/47[1,5]	3,632,982	508,618
Series 2007-HY4, Cl. 2A2, 6.239%, 11/1/37[1,5]	790,289	110,640
Series 2007-HY4, Cl. 3A2, 6.395%, 11/1/37[1,5]	829,124	99,495
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through Certificates: Series 2007-HY5, Cl. 1A2, 5.917%, 9/1/37[1,5]	3,979,084	795,817
Series 2007-HY5, Cl. 2A2, 5.998%, 9/1/37[1,5]	1,049,671	209,934
Series 2007-HY5, Cl. 3A2, 6.188%, 9/1/37[1,5]	2,596,745	519,349
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg. Pass-Through Certificates, Series 2006-C4, Cl. A3, 5.726%, 3/1/49[1]	2,940,000	2,488,528
Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A2, 5.888%, 8/1/12[1]	1,110,000	1,031,810
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.953%, 5/1/35[1]	3,766,955	2,334,041
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.179%, 8/1/35[1]	7,689,376	4,318,218
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Asset-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 3A2, 5.50%, 3/1/36[1]	4,097,574	968,290
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Asset-Backed Pass-Through Certificates, Series 2006-AR2, Cl. 1AB, 5.591%, 3/1/36	3,674,967	955,567
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49[7]	9,170,000	8,402,625
Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	5,680,000	2,662,965
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	2,740,196	2,049,239
Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl.A4, 5.736%, 8/1/17	7,325,000	5,909,344
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.723%, 6/1/39[1]	1,560,000	1,066,416
CWALT Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37	13,881,101	8,178,334
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	4,563,673	3,163,682
Deutsche Alt-A Securities Inc. Mortgage, Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.808%, 1/27/37[1,5]	1,587,155	431,012
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB1, Cl. A2A, 5.50%, 2/25/36	491,925	452,751
Series 2006-AB2, Cl. A1, 5.888%, 6/25/36	1,033,682	949,712
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	1,400,351	963,108
F3 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-9/15/33	$3,705,300	$3,789,682
6%, 5/15/18-3/15/33	2,333,596	2,464,280
6.50%, 3/15/18-6/15/35	4,599,819	4,936,082
7%, 10/1/31-10/1/37	1,228,253	1,323,624
7.50%, 4/25/36	1,173,578	1,280,185
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 3045, Cl. DI, 41.553%, 10/15/35[8]	4,424,319	370,883
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Participation Certificates, Series 1897, Cl. K, 7%, 9/15/26	2,634,351	2,859,547
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,407,767	1,515,823
Series 151, Cl. F, 9%, 5/15/21	35,806	38,756
Series 1674, Cl. Z, 6.75%, 2/15/24	1,072,745	1,154,777
Series 2006-11, Cl. PS, 23.416%, 3/25/36[1]	663,345	796,505
Series 2043, Cl. ZP, 6.50%, 4/15/28	801,776	854,422
Series 2106, Cl. FG, 0.769%, 12/15/28[1]	1,818,624	1,823,901
Series 2122, Cl. F, 0.769%, 2/15/29[1]	59,839	59,374
Series 2135, Cl. OH, 6.50%, 3/15/29	1,049,329	1,124,116
Series 2148, Cl. ZA, 6%, 4/15/29	1,676,278	1,787,532
Series 2195, Cl. LH, 6.50%, 10/15/29	781,945	831,266
Series 2326, Cl. ZP, 6.50%, 6/15/31	119,917	128,117
Series 2344, Cl. FP, 1.269%, 8/15/31[1]	569,007	570,607
Series 2368, Cl. PR, 6.50%, 10/15/31	509,897	546,486
Series 2412, Cl. GF, 1.269%, 2/15/32[1]	1,245,154	1,250,013
Series 2415, Cl. ZA, 6.50%, 2/15/32	1,483,261	1,589,747
Series 2435, Cl. EQ, 6%, 5/15/31	666,731	682,267
Series 2449, Cl. FL, 0.869%, 1/15/32[1]	735,531	730,088
Series 2451, Cl. FD, 1.319%, 3/15/32[1]	402,094	404,070
Series 2453, Cl. BD, 6%, 5/15/17	201,421	215,888
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,756,706	1,880,025
Series 2464, Cl. FI, 1.319%, 2/15/32[1]	397,973	399,688
Series 2470, Cl. AF, 1.319%, 3/15/32[1]	689,895	694,789
Series 2470, Cl. LF, 1.319%, 2/15/32[1]	407,268	411,075
Series 2471, Cl. FD, 1.319%, 3/15/32[1]	731,578	739,478
Series 2477, Cl. FZ, 0.869%, 6/15/31[1]	1,506,486	1,495,560
Series 2500, Cl. FD, 0.819%, 3/15/32[1]	42,356	41,806
Series 2517, Cl. GF, 1.319%, 2/15/32[1]	354,098	357,048
Series 2526, Cl. FE, 0.719%, 6/15/29[1]	87,417	85,681
Series 2551, Cl. FD, 0.719%, 1/15/33[1]	44,987	44,500
Series 2641, Cl. CE, 3.50%, 9/15/25	235,302	236,643
Series 2676, Cl. KY, 5%, 9/15/23	3,843,000	3,915,418
Series 2750, Cl. XG, 5%, 2/1/34	6,037,000	6,289,245
Series 2857, Cl. MG, 5%, 9/1/34	2,045,000	2,130,684
Series 2890, Cl. PE, 5%, 11/1/34	6,120,000	6,381,252
Series 2934, Cl. NA, 5%, 4/15/24	355,139	359,089
Series 2936, Cl. PE, 5%, 2/1/35	4,858,000	5,053,765
Series 2947, Cl. HE, 5%, 3/1/35	1,650,000	1,720,708
Series 3025, Cl. SJ, 23.579%, 8/15/35[1]	800,034	961,001
Series 3035, Cl. DM, 5.50%, 11/15/25	1,468,087	1,493,965
Series 3094, Cl. HS, 23.212%, 6/15/34[1]	448,787	526,989
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 13.007%, 7/1/26[8]	153,648	29,945
Series 192, Cl. IO, 10.766%, 2/1/28[8]	39,685	8,303
Series 200, Cl. IO, 10.148%, 1/1/29[8]	48,794	8,572
Series 205, Cl. IO, 8.876%, 9/1/29[8]	207,630	44,080
Series 2074, Cl. S, 46.419%, 7/17/28[8]	50,817	6,936
Series 2079, Cl. S, 58.157%, 7/17/28[8]	83,972	11,447
Series 208, Cl. IO, (20.244)%, 6/1/30[8]	233,637	42,342
Series 2136, Cl. SG, 91.448%, 3/15/29[8]	2,281,896	263,598
F4 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2177, Cl. S, 80.116%, 8/15/29[8]	$2,488,970	$339,464
Series 224, Cl. IO, 2.539%, 3/1/33[8]	1,462,069	246,516
Series 2399, Cl. SG, 79.234%, 12/15/26[8]	1,361,744	171,751
Series 243, Cl. 6, 1.711%, 12/15/32[8]	635,964	95,294
Series 2437, Cl. SB, 94.303%, 4/15/32[8]	3,929,583	481,772
Series 2526, Cl. SE, 42.267%, 6/15/29[8]	109,750	13,103
Series 2802, Cl. AS, 99.999%, 4/15/33[8]	940,539	73,249
Series 2920, Cl. S, 76.77%, 1/15/35[8]	918,517	92,109
Series 3000, Cl. SE, 99.999%, 7/15/25[8]	1,013,038	85,981
Series 3110, Cl. SL, 99.999%, 2/15/26[8]	585,846	49,078
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 192, Cl. PO, 6.883%, 2/1/28[9]	39,685	33,686
Federal National Mortgage Assn.:
4.50%, 7/1/24-7/1/39[10]	13,175,000	13,279,980
5%, 11/25/21-11/1/33	34,941,990	35,763,870
5%, 7/1/39[10]	2,000,000	2,036,562
5.296%, 10/1/36	10,157,716	10,584,716
5.50%, 4/25/21-7/1/22	789,297	827,386
5.50%, 7/1/24-7/1/39[10]	55,503,000	57,324,485
6%, 10/25/16-10/1/37	5,187,421	5,461,349
6%, 7/1/23-7/1/39[10]	31,395,000	32,961,579
6.50%, 3/25/17-1/1/34	8,922,166	9,526,945
6.50%, 7/1/37[10]	7,011,000	7,467,809
7%, 11/1/17-6/25/34	8,899,874	9,751,923
7.50%, 2/25/27-3/25/33	4,170,236	4,549,238
8.50%, 7/1/32	6,912	7,526
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	809,676	854,371
Trust 2001-44, Cl. QC, 6%, 9/25/16	1,435,246	1,534,898
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	417,846	446,499
Trust 2001-69, Cl. PF, 1.314%, 12/25/31[1]	906,006	912,034
Trust 2001-74, Cl. QE, 6%, 12/25/31	4,619,275	4,932,704
Trust 2001-80, Cl. ZB, 6%, 1/25/32	967,449	1,032,549
Trust 2002-12, Cl. PG, 6%, 3/25/17	631,584	675,975
Trust 2002-29, Cl. F, 1.314%, 4/25/32[1]	440,818	443,785
Trust 2002-56, Cl. KW, 6%, 4/25/23	2,192,894	2,251,277
Trust 2002-60, Cl. FH, 1.314%, 8/25/32[1]	927,169	932,456
Trust 2002-64, Cl. FJ, 1.314%, 4/25/32[1]	135,742	135,771
Trust 2002-68, Cl. FH, 0.818%, 10/18/32[1]	303,165	301,505
Trust 2002-71, Cl. UB, 5%, 11/25/15	950,824	958,844
Trust 2002-84, Cl. FB, 1.314%, 12/25/32[1]	1,820,480	1,832,846
Trust 2002-9, Cl. PC, 6%, 3/25/17	656,656	703,000
Trust 2002-9, Cl. PR, 6%, 3/25/17	804,044	860,790
Trust 2002-90, Cl. FH, 0.814%, 9/25/32[1]	1,018,563	1,009,771
Trust 2003-11, Cl. FA, 1.314%, 9/25/32[1]	1,820,522	1,832,889
Trust 2003-116, Cl. FA, 0.714%, 11/25/33[1]	119,753	117,224
Trust 2003-81, Cl. PW, 4%, 3/25/25	176,412	176,844
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,825,000	1,934,360
Trust 2004-52, Cl. JR, 4.50%, 7/25/24	162,253	162,307
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	571,000	581,244
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,160,000	2,203,480
Trust 2005-25, Cl. PS, 26.78%, 4/25/35[1]	689,055	870,367
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	590,256
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	480,000	490,721
Trust 2006-46, Cl. SW, 23.049%, 6/25/36[1]	1,141,745	1,364,476
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Trust 2005-14, Cl. SE, 42.618%, 3/25/35[8]	3,045,130	271,103
Trust 2006-60, Cl. DI, 42.267%, 4/25/35[8]	2,939,644	255,322
F5 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 54.038%, 11/18/31[8]	$494,302	$52,922
Trust 2001-63, Cl. SD, 42.385%, 12/18/31[8]	117,961	13,247
Trust 2001-68, Cl. SC, 33.763%, 11/25/31[8]	80,268	8,835
Trust 2001-81, Cl. S, 37.059%, 1/25/32[8]	93,288	10,562
Trust 2002-28, Cl. SA, 40.476%, 4/25/32[8]	56,925	7,675
Trust 2002-38, Cl. SO, 58.095%, 4/25/32[8]	285,868	28,006
Trust 2002-48, Cl. S, 37.329%, 7/25/32[8]	90,437	9,855
Trust 2002-52, Cl. SL, 38.225%, 9/25/32[8]	57,201	6,267
Trust 2002-56, Cl. SN, 40.167%, 7/25/32[8]	124,272	13,731
Trust 2002-77, Cl. IS, 49.818%, 12/18/32[8]	487,034	52,478
Trust 2002-77, Cl. SH, 45.207%, 12/18/32[8]	126,052	15,214
Trust 2002-9, Cl. MS, 36.522%, 3/25/32[8]	120,836	13,481
Trust 2003-117, Cl. KS, 63.628%, 8/25/33[8]	9,601,218	863,905
Trust 2003-13, Cl. IO, 9.753%, 3/25/33[8]	919,846	126,898
Trust 2003-26, Cl. DI, 10.64%, 4/25/33[8]	726,035	90,062
Trust 2003-33, Cl. SP, 62.33%, 5/25/33[8]	855,139	91,572
Trust 2003-38, Cl. SA, 34.567%, 3/25/23[8]	1,519,270	150,376
Trust 2003-4, Cl. S, 50.418%, 2/25/33[8]	255,104	26,946
Trust 2005-40, Cl. SA, 76.253%, 5/25/35[8]	2,621,144	251,111
Trust 2005-40, Cl. SB, 98.347%, 5/25/35[8]	4,129,513	513,278
Trust 2005-63, Cl. SA, 99.999%, 10/25/31[8]	196,256	20,859
Trust 2005-71, Cl. SA, 74.889%, 8/25/25[8]	651,322	62,087
Trust 2005-85, Cl. SA, 99.999%, 10/25/35[8]	10,056,942	974,201
Trust 2005-87, Cl. SE, 64.633%, 10/25/35[8]	32,635,930	2,921,546
Trust 2005-87, Cl. SG, 99.999%, 10/25/35[8]	2,643,551	277,381
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[8]	2,542,516	339,099
Trust 214, Cl. 2, 24.715%, 3/1/23[8]	629,322	115,411
Trust 221, Cl. 2, 19.315%, 5/1/23[8]	69,236	12,825
Trust 240, Cl. 2, 25.699%, 9/1/23[8]	132,245	18,151
Trust 254, Cl. 2, 10.355%, 1/1/24[8]	1,108,046	186,664
Trust 2682, Cl. TQ, 99.999%, 10/15/33[8]	989,737	123,088
Trust 2981, Cl. BS, 99.999%, 5/15/35[8]	1,767,451	162,304
Trust 301, Cl. 2, 0.665%, 4/1/29[8]	285,580	50,670
Trust 313, Cl. 2, 28.537%, 6/1/31[8]	3,140,365	573,079
Trust 319, Cl. 2, 5.867%, 2/1/32[8]	92,180	16,248
Trust 321, Cl. 2, 5.718%, 4/1/32[8]	411,670	73,803
Trust 324, Cl. 2, (0.405)%, 7/1/32[8]	710,748	119,356
Trust 328, Cl. 2, (4.54)%, 12/1/32[8]	5,236,677	832,836
Trust 331, Cl. 5, 2.084%, 2/1/33[8]	1,546,342	212,115
Trust 334, Cl. 12, (7.844)%, 2/1/33[8]	1,318,045	177,647
Trust 334, Cl. 3, (15.137)%, 7/1/33[8]	757,442	92,724
Trust 334, Cl. 5, (15.088)%, 5/1/33[8]	891,540	107,926
Trust 339, Cl. 15, 10.83%, 7/1/33[8]	3,608,367	389,055
Trust 339, Cl. 7, (7.864)%, 7/1/33[8]	6,338,477	709,767
Trust 339, Cl. 8, (7.298)%, 8/1/33[8]	430,029	53,278
Trust 345, Cl. 9, 2.362%, 1/1/34[8]	1,728,854	302,946
Trust 351, Cl. 10, 3.464%, 4/1/34[8]	754,248	97,076
Trust 351, Cl. 11, (0.318)%, 11/1/34[8]	397,686	51,371
Trust 351, Cl. 8, 2.745%, 4/1/34[8]	1,215,141	165,092
Trust 351, Cl. 9, 1.126%, 10/1/34[8]	14,879,817	1,886,004
Trust 356, Cl. 10, (2.058)%, 6/1/35[8]	1,054,020	129,433
Trust 356, Cl. 12, (3.812)%, 2/1/35[8]	541,200	65,247
Trust 362, Cl. 12, 1.304%, 8/1/35[8]	1,007,252	154,829
Trust 362, Cl. 13, (0.564)%, 8/1/35[8]	598,488	83,872
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 322, Cl. 1, 7.806%, 4/1/32[9]	5,016,471	4,457,062
Trust 324, Cl. 1, 7.752%, 7/1/32[9]	177,479	160,107
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	998,266	718,983
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.124%, 11/1/37[1]	5,138,527	3,244,787
F6 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	$1,412,376	$1,409,321
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.112%, 5/15/30[1,5]	1,567,000	1,563,707
Government National Mortgage Assn.:
4.125%, 12/9/25[1]	6,673	6,778
4.50%, 7/1/24[10]	4,650,000	4,642,737
7%, 3/29/28-7/29/28	355,307	387,605
7.50%, 3/1/27	15,237	16,714
8%, 11/29/25-5/29/26	100,798	111,369
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	1,341,395	1,484,391
Series 2000-12, Cl. ZA, 8%, 2/16/30	3,119,831	3,354,028
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 43.573%, 7/16/28[8]	168,513	23,026
Series 1998-6, Cl. SA, 63.318%, 3/16/28[8]	103,593	14,691
Series 2001-21, Cl. SB, 77.475%, 1/16/27[8]	782,265	91,935
Series 2006-47, Cl. SA, 74.861%, 8/16/36[8]	3,934,201	405,958
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	1,960,000	1,603,699
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 3.861%, 5/1/34[1]	3,532,393	2,565,400
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates:
Series 2005-AR6, Cl. 1A4, 3.949%, 9/1/35[1]	9,499,158	6,979,518
Series 2005-AR6, Cl. 3A1, 4.56%, 9/25/35[1]	4,355,776	3,576,597
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.348%, 11/25/35[1]	4,594,964	3,286,770
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series 2007-AR1, Cl. 4A1, 5.799%, 3/1/37[1,5]	3,500,304	2,275,198
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through Certificates, Series 2005-AR31, Cl. 2 A2, 5.258%, 1/1/36[1]	576,091	176,005
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	5,600,000	4,232,145
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	6,380,000	3,126,865
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	5,682,000	5,051,903
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	2,380,000	2,155,166
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	4,410,000	3,258,325
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	8,390,000	5,234,033
Series 2008-C2, Cl. AM, 6.579%, 2/1/51[1]	4,990,000	1,776,879
JPMorgan Commercial Mortgage Finance Corp., Mtg. Pass-Through Certificates, Series 2000-C9, Cl. A2, 7.77%, 10/15/32	1,767,960	1,774,692
JPMorgan Mortgage Trust 2005-S2, Mtg. Pass-Through Certificates, Series 2005-S2, Cl. 3A1, 6.732%, 2/25/32[1]	1,240,655	974,799
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 3A4, 5.677%, 4/1/36[1]	2,687,574	780,974
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.79%, 1/1/37[1]	932,965	658,485
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 5.295%, 7/1/35[1,5]	5,768,945	3,361,564
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A3, 6.005%, 5/1/37[1,5]	1,732,651	225,764
F7 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.166%, 9/11/45[1]	$10,430,000	$5,069,698
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.149%, 4/11/41[1]	2,610,000	1,241,269
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	238,297	175,893
Mastr Adjustable Rate Mortgages Trust 2006-2, Mtg. Pass-Through Certificates, Series 2006-2, Cl. 1A1, 4.712%, 4/1/36[1]	3,078,467	1,910,389
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	378,887	290,314
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 4.482%, 2/1/35[1]	1,326,611	1,066,002
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.077%, 10/25/36[1]	5,501,458	4,372,222
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates:
Series 2006-HQ10, Cl. AM, 5.36%, 11/12/41	8,500,000	4,782,081
Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49	3,420,000	2,615,516
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	101,920	102,043
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Asset-Backed Pass-Through Certificates, Series 2006-AR2, Cl. 1A2, 5.525%, 3/1/36[1,7]	8,508,282	5,475,361
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 5.38%, 4/25/35[1]	153,997	34,036
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	3,213,404	2,233,996
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	406,972	377,725
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36	35,066	34,150
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,353,332	589,934
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	3,720,000	2,258,832
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	5,817,459	4,051,268
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	1,078,862	619,663
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through Certificates, 5.763%, 7/1/37[1,5]	3,031,693	218,282
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.827%, 2/1/37[1]	13,532,303	8,303,456
Structured Asset Mortgage Investments, Inc., Mtg. Pass-Through Certificates, Series 2002-AR3, Cl. A2, 1.063%, 9/19/32[1,5]	669,377	415,014
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48	2,997,000	2,783,650
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 5.902%, 2/1/51[1]	5,790,000	4,279,455
F8 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. AJ, 5.951%, 5/1/46[1]	$2,610,000	$779,681
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.478%, 9/25/33[1]	1,475,723	1,329,447
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 4.825%, 10/1/35[1]	3,610,417	2,558,228
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.929%, 9/1/36[1]	3,936,070	2,917,886
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 2.18%, 11/1/46[1,5]	1,496,185	516,034
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 2A4, 5.833%, 2/1/37[1]	628,298	113,588
Series 2007-HY1, Cl. 4A1, 5.394%, 2/1/37[1]	18,338,700	10,886,164
Series 2007-HY1, Cl. 5A1, 5.747%, 2/1/37[1]	10,837,351	6,090,936
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY2, Cl. 1A1, 5.581%, 12/1/36[1]	13,390,114	8,260,317
Series 2007-HY2, Cl. 1A2, 5.581%, 12/1/36[1]	1,503,249	276,468
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 4A1, 5.33%, 3/1/37[1]	11,705,732	7,896,518
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 4A1, 5.501%, 9/25/36[1]	10,594,462	6,419,277
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.674%, 6/25/37[1]	5,521,088	3,424,871
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.805%, 7/1/37[1]	2,973,767	1,641,643
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 1.559%, 4/1/47[1,5]	1,063,561	325,982
Wells Fargo Mortgage-Backed Securities 2004-V Trust, Mtg. Pass-Through Certificates, Series 2004-V, Cl. 1A1, 3.656%, 10/1/34[1]	3,253,609	2,766,129
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 4.537%, 11/1/34[1]	1,141,463	509,812
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 4.544%, 2/1/35[1]	5,698,328	4,919,665
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 4.439%, 10/1/35[1]	2,192,655	1,932,479
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 2A1, 5.613%, 7/25/36[1]	4,374,904	2,904,777
Series 2006-AR10, Cl. 2A2, 5.613%, 7/1/36[1,5]	2,265,346	362,455
Series 2006-AR10, Cl. 3A2, 4.577%, 7/1/36[1,5]	899,981	152,997
Series 2006-AR10, Cl. 4A2, 5.557%, 7/1/36[1,5]	3,219,227	547,269
Series 2006-AR10, Cl. 5A3, 5.594%, 7/1/36[1]	1,573,477	1,065,387
Series 2006-AR10, Cl. 5A6, 5.594%, 7/1/36[1]	16,408,328	11,019,016
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.097%, 9/25/36[1]	5,937,227	4,127,290
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust, Mtg. Pass-Through Certificates, Series 2006-AR13, Cl. A4, 5.751%, 9/1/36[1]	11,440,000	6,731,875
F9 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Mortgage-Backed Obligations Continued
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.071%, 3/25/36[1]	$1,757,188		$1,147,844
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.092%, 3/25/36[1]	2,446,251		1,663,270
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR8, Cl. 1A3, 4.694%, 4/25/36[1]	3,458,273		2,339,854
Series 2006-AR8, Cl. 2A1, 5.24%, 4/1/36[1]	2,471,598		1,553,400

Total Mortgage-Backed Obligations (Cost $737,443,107)			620,240,389

U.S. Government Obligations—12.1%
Federal Home Loan Bank Bonds, 3%, 6/11/10	171,115,000		175,185,655
Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13[11]	9,795,000		10,141,674
Federal Home Loan Mortgage Corp. Nts.:
1.625%, 4/26/11[11]	75,000,000		75,618,375
2.50%, 4/23/14[11]	18,400,000		18,137,230
Federal National Mortgage Assn. Nts., 2.50%, 5/15/14[11]	16,335,000		16,084,192
Federal National Mortgage Assn. Unsec. Nts., 4.625%, 10/15/14[11]	9,070,000		9,799,437
Resolution Funding Corp. Bonds, Residual Funding STRIPS, 4.994%, 1/15/21[12]	1,868,000		1,082,984
U.S. Treasury Bonds:
STRIPS, 4.201%, 2/15/11[12]	900,000		886,928
STRIPS, 4.833%, 2/15/16[12]	2,116,000		1,699,999
U.S. Treasury Nts., 0.875%, 5/31/11[13]	151,000,000		150,521,783

Total U.S. Government Obligations (Cost $457,919,197)			459,158,257

Foreign Government Obligations—23.8%

Argentina—0.2%
Argentina (Republic of) Bonds:
1.683%, 8/3/12[1]	571,500		416,101
Series GDP, 1.626%,12/15/35[1]	8,600,000		356,900
Series V, 7%, 3/28/11	2,320,000		1,616,396
Series VII, 7%, 9/12/13	3,035,000		1,741,837
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15	5,760,000		2,836,800

			6,968,034

Australia—0.1%
New South Wales Treasury Corp. Bonds:
Series 12, 6%, 5/1/12	1,170,000	AUD	966,367
Series 14, 5.50%, 8/1/14	1,700,000	AUD	1,353,370

			2,319,737

Belgium—0.1%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35	2,140,000	EUR	3,180,714

Brazil—3.2%
Banco Nacional de Desenvolvimento Economico e Social Nts., 6.369%, 6/16/18[14]	3,870,000		3,821,625
Brazil (Federal Republic of) Bonds:
6%, 1/17/17	19,770,000		20,392,755
8%, 1/15/18	11,545,000		12,988,125
8.75%, 2/4/25	2,950,000		3,643,250
8.875%, 10/14/19	4,610,000		5,670,300
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/10/10	3,322,000	BRR	1,775,747
10%, 1/1/12	36,251,000	BRR	18,849,003
10%, 1/1/14	8,370,000	BRR	3,940,054
10%, 1/1/17	88,036,000	BRR	41,584,713
10.812%, 5/15/45	4,545,000	BRR	4,016,238
Brazil (Federal Republic of) Nts., 7.875%, 3/7/15	130,000		147,680
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19	3,380,000		3,427,320

			120,256,810

Bulgaria—0.0%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15	740,000		777,000
8.25%, 1/15/15[14]	710,000		745,500

			1,522,500

Canada—0.2%
Ontario (Province of) Bonds, 4.20%, 3/8/18	4,485,000	CAD	3,895,586
Quebec (Province of) Nts., 4.50%, 12/1/18	4,445,000	CAD	3,890,498

			7,786,084

Colombia—0.9%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[14]	3,058,000,000	COP	1,222,073
F10 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount		Value

Colombia Continued
Colombia (Republic of) Bonds:
7.375%, 9/18/37	$3,805,000		$3,900,125
12%, 10/22/15	40,486,000,000	COP	21,597,695
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	5,680,000		6,091,800
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	1,640,000		1,773,660
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27	1,002,000,000	COP	473,195
EEB International Ltd. Sr. Unsec. Bonds, 8.75%, 10/31/14[14]	1,320,000		1,369,500

			36,428,048

Denmark—0.1%
Denmark (Kingdom of) Bonds, 5%, 11/15/13	14,440,000	DKK	2,966,410

Egypt—0.1%
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[14]	22,870,000	EGP	4,006,543

France—1.0%
France (Government of) Obligations Assimilables du Tresor Bonds, 4%, 10/25/38	4,635,000	EUR	6,129,055
France (Government of) Treasury Nts.:
1.5%, 9/12/11	10,590,000	EUR	14,835,924
3.75%, 1/12/13	11,270,000	EUR	16,618,835

			37,583,814

Germany—1.4%
Bundesschatzanweisungen Bonds, 1.25%, 3/11/11	7,080,000	EUR	9,938,201
Germany (Federal Republic of) Bonds:
3.50%, 7/4/19	15,805,000	EUR	22,407,212
Series 03, 3.75%, 7/4/13	8,556,000	EUR	12,658,218
Series 08, 4.75%, 7/4/40	4,875,000	EUR	7,455,126

			52,458,757

Greece—1.0%
Greece (Republic of) Bonds:
4.30%, 3/20/12	5,115,000	EUR	7,468,928
4.60%, 5/20/13	20,406,000	EUR	30,046,427

			37,515,355

Hungary—0.5%
Hungary (Republic of) Bonds:
Series 10/C, 6.75%, 4/12/10	345,000,000	HUF	1,742,170
Series 11/C, 6.75%, 4/22/11	471,000,000	HUF	2,323,459
Series 12/C, 6%, 10/24/12	1,609,000,000	HUF	7,505,559
Series 12/B, 7.25%, 6/12/12	793,000,000	HUF	3,870,149
Series 14/C, 5.50%, 2/12/14	503,700,000	HUF	2,207,481

			17,648,818

Indonesia—0.8%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14[14]	1,418,000		1,425,090
6.875%, 1/17/18[14]	7,285,000		7,011,813
7.25%, 4/20/15[14]	4,293,000		4,346,663
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38[14]	4,815,000		4,429,800
10.375%, 5/4/14[14]	2,720,000		3,114,400
11.625%, 3/4/19[14]	2,306,000		2,931,503
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[14]	6,700,000		6,875,875

			30,135,144

Israel—0.4%
Israel (State of) Bonds:
5.50%, 2/28/17	24,370,000	ILS	6,530,912
Series 2682, 7.50%, 3/31/14	25,080,000	ILS	7,488,901

			14,019,813

Italy—0.5%
Buoni Poliennali Del Tesoro Bonds, 3.75%, 12/15/13	12,332,000	EUR	17,760,239

Japan—2.8%
Japan (Government of) Bonds:
2 yr., Series 269, 0.90%, 6/15/10	1,891,000,000	JPY	19,762,309
5 yr., Series 72, 1.50%, 6/20/13	2,734,000,000	JPY	29,401,249
10 yr., Series 279, 2%, 3/20/16	718,000,000	JPY	7,979,053
10 yr., Series 282, 1.70%, 9/20/16	2,009,000,000	JPY	21,890,937
20 yr., Series 61, 1%, 3/20/23	1,195,000,000	JPY	11,319,969
20 yr., Series 73, 2%, 12/20/24	896,000,000	JPY	9,514,239
20 yr., Series 75, 2.10%, 3/20/25	498,000,000	JPY	5,346,205

			105,213,961

Korea, Republic of—0.1%
Export-Import Bank of Korea (The), 8.125% Sr. Nts., 1/21/14	3,400,000		3,726,427

Mexico—2.4%
United Mexican States Bonds:
5.625%, 1/15/17	5,820,000		5,913,120
Series A, 6.375%, 1/16/13	3,800,000		4,123,000
Series M 10, 7.75%, 12/14/17[1]	224,000,000	MXN	16,662,576
Series MI10, 8%, 12/19/13	262,410,000	MXN	20,562,960
Series M20, 10%, 12/5/24[1]	485,040,000	MXN	41,756,333
United Mexican States Sr. Unsec. Bonds, 6.05%, 1/11/40	2,070,000		1,890,945
United Mexican States Sr. Unsec. Nts., 5.875%, 2/17/14	2,045,000		2,152,364

			93,061,298

Norway—0.0%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13	7,770,000	NOK	1,361,621
F11 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Panama—0.5%
Panama (Republic of) Bonds:
6.70%, 1/26/36	$7,190,000		$7,010,250
7.25%, 3/15/15	6,230,000		6,821,850
8.875%, 9/30/27	1,375,000		1,679,219
9.375%, 4/1/29	655,000		825,300
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	2,760,000		2,870,400

			19,207,019

Peru—0.8%
Peru (Republic of) Bonds:
7.84%, 8/12/20	28,080,000	PEN	10,645,883
9.91%, 5/5/15	10,351,000	PEN	4,301,819
Series 7, 8.60%, 8/12/17	27,250,000	PEN	10,839,364
Series 8-1, 12.25%, 8/10/11	5,415,000	PEN	2,118,163
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16[12]	363,871		270,320
Peru (Republic of) Sr. Unsec. Nts., 7.125%, 3/30/19	1,730,000		1,855,425

			30,030,974

Philippines—0.4%
Philippines (Republic of the) Unsec. Bonds:
7.75%, 1/14/31	4,060,000		4,242,700
9%, 2/15/13	7,625,000		8,559,063
Power Sector Assets & Liabilities Management Corp., 7.25% Gtd. Sr. Unsec. Nts., 5/27/19[14]	2,280,000		2,308,500

			15,110,263

Poland—0.3%
Poland (Republic of) Bonds:
Series WS0922, 5.75%, 9/23/22	1,000,000	PLZ	298,988
Series 0413, 5.25%, 4/25/13	9,705,000	PLZ	3,019,677
Series 0511, 4.25%, 5/24/11	23,470,000	PLZ	7,269,842

			10,588,507

Portugal—0.1%
Portugal (Republic of) Obrigacoes Do Tesouro Bonds, 5%, 6/15/12	2,435,000	EUR	3,678,752

South Africa—0.1%
South Africa (Republic of) Nts., 6.875%, 5/27/19	2,300,000		2,374,750

Spain—0.1%
Spain (Government of) Bonos Y Oblig Del Estado, 4.25% 1/31/14	2,470,000	EUR	3,670,609

Sweden—0.1%
Sweden (Kingdom of) Bonds, Series 1049, 4.50%, 8/12/15	22,290,000	SEK	3,130,276

The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds, 5%, 7/15/11	3,330,000	EUR	4,994,323

Turkey—4.0%
Turkey (Republic of) Bonds:
6.75%, 4/3/18	10,035,000		9,991,147
7%, 9/26/16	6,560,000		6,740,400
7%, 3/11/19	1,685,000		1,697,638
12.192%, 2/2/11[12]	21,945,000	TRY	11,860,811
14%, 1/19/11[1]	15,250,000	TRY	10,199,328
14.559%, 11/3/10[12]	14,900,000	TRY	8,324,746
15.861%, 10/7/09[12]	18,240,000	TRY	11,547,975
15.895%, 6/23/10[12]	8,970,000	TRY	5,258,697
16%, 3/7/12[1]	69,310,000	TRY	48,424,335
18.141%, 1/13/10[12]	28,520,000	TRY	17,571,693
Series CPI, 11.957%, 2/15/12[1]	6,810,000	TRY	5,470,898
Series CPI, 12.463%, 8/14/13[1]	6,930,000	TRY	5,236,606
Turkey (Republic of) Nts.:
7.25%, 3/15/15	4,115,000		4,300,175
7.50%, 7/14/17	800,000		840,000
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19	3,410,000		3,546,400

			151,010,849

United Kingdom—0.7%
United Kingdom Treasury Bills, 0.454%, 11/23/09[12]	5,350,000	GBP	8,784,404
United Kingdom Treasury Bonds:
4.50%, 3/7/19	4,730,000	GBP	8,301,604
4.75%, 12/7/38	6,480,000	GBP	11,305,112

			28,391,120

Uruguay—0.4%
Uruguay (Oriental Republic of) Bonds:
4.82%, 4/5/27	48,300,000	UYU	1,664,339
7.625%, 3/21/36	3,525,000		3,410,438
Uruguay (Oriental Republic of) Unsec. Bonds:
5%, 9/14/18	54,110,000	UYU	2,584,460
8%, 11/18/22	7,030,000		7,381,500

			15,040,737

Venezuela—0.4%
Venezuela (Republic of) Bonds, 9%, 5/7/23	3,495,000		2,156,415
Venezuela (Republic of) Nts.:
8.50%, 10/8/14	8,170,000		5,841,550
10.75%, 9/19/13	2,385,000		1,979,550
Venezuela (Republic of) Unsec. Bonds, 7.65%, 4/21/25	8,795,000		4,755,896
Venezuela (Republic of) Unsec. Nts., 6%, 12/9/20	5,410,000		2,713,927

			17,447,338

Total Foreign Government Obligations (Cost $891,513,223)			900,595,644
F12 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount		Value

Loan Participations—1.7%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine, 8.625% Nts., 7/15/11[14]	$8,210,000		$5,151,775
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 8.40% Sec. Nts., 2/9/16	4,340,000		2,788,450
Dali Capital plc/Bank of Moscow, 7.25% Sec. Nts., Series 28, Tranche 1, 11/25/09	37,000,000	RUR	1,148,498
Dali Capital SA (ROSBANK), 8% Sec. Nts., Series 23, Tranche 1, 9/30/09	36,400,000	RUR	1,132,792
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[14]	13,510,000		10,149,388
7.51% Sr. Sec. Nts., 7/31/13[14]	5,970,000		5,813,288
8.625% Sr. Sec. Nts., 4/28/34[14]	3,590,000		3,500,250
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts., 5/29/18[14]	2,010,000		1,819,050
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[14]	5,310,000		4,380,750
TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67% Sec. Bonds, 3/5/14[14]	2,490,000		2,143,512
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[14]	6,680,000		5,694,700
VTB Capital SA:
6.315% Sub. Unsec. Nts., 2/4/15	16,280,000		15,038,650
6.875% Sr. Sec. Nts., 5/29/18[14]	6,940,000		6,280,700

Total Loan Participations (Cost $76,305,350)			65,041,803

Corporate Bonds and Notes—24.0%

Consumer Discretionary—3.3%

Auto Components—0.1%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[14]	3,190,000		2,536,050
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11	1,315,000		1,288,700
9% Sr. Unsec. Nts., 7/1/15	910,000		905,450

			4,730,200

Automobiles—0.5%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14	6,550,000		6,009,625
Daimler Finance North America LLC:
5.75% Unsec. Unsub. Nts., Series E, 9/8/11	824,000		841,337
5.875% Sr. Unsec. Unsub. Nts., 3/15/11	1,542,000		1,568,365
Ford Motor Co.:
6.50% Sr. Unsec. Unsub. Nts., 8/1/18	1,725,000		1,026,375
7.45% Bonds, 7/16/31	7,300,000		4,343,500
Ford Motor Credit Co. LLC:
8% Unsec. Nts., 6/1/14	2,155,000		1,745,968
9.75% Sr. Unsec. Nts., 9/15/10	2,870,000		2,749,905

			18,285,075

Diversified Consumer Services—0.1%
Service Corp. International:
6.75% Sr. Unsec. Nts., 4/1/15	1,065,000		969,150
7% Sr. Unsec. Unsub. Nts., 6/15/17	840,000		764,400

			1,733,550

Hotels, Restaurants & Leisure—0.8%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[14]	2,575,000		1,789,625
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13[4,14]	4,560,000		307,800
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18[14]	5,117,000		2,967,860
Harrah’s Operating Escrow LLC/Harrah’s Escrow Group, 11.25% Sr. Sec. Nts., 6/1/17[14]	1,535,000		1,458,250
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	2,590,000		2,097,900
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[14]	6,420,000		3,242,100
McDonald’s Corp.:
5% Sr. Unsec. Nts., 2/1/19	551,000		565,951
5.80% Sr. Unsec. Nts., 10/15/17	775,000		846,987
MGM Mirage, Inc., 6.75% Sr. Unsec. Nts., 4/1/13	1,135,000		763,288
Mohegan Tribal Gaming Authority, 6.125% Sr. Unsec. Sub. Nts., 2/15/13	2,990,000		2,272,400
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10	2,650,000		2,438,000
Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12	1,855,000		1,855,000
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14[14]	1,570,000		1,546,450
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[4,5,6]	250,000		—
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[4]	11,910,000		297,750
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	2,305,000		1,371,475
F13 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Trump Entertainment Resorts, Inc., 8.50% Sec. Nts., 6/1/15[4,6]	$2,630,000	$338,613
Wendy’s/Arby’s Group, Inc., 10% Sr. Unsec. Nts., 7/15/16[14]	3,510,000	3,373,988
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	3,075,000	2,721,375

		30,254,812

Household Durables—0.2%
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17	2,520,000	2,217,600
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	1,005,000	457,275
8.875% Sr. Sub. Nts., 4/1/12	2,830,000	1,768,750
Lennar Corp., 12.25% Sr. Unsec. Nts., 6/1/17	1,470,000	1,550,850
Toll Brothers Finance Corp., 8.91% Sr. Unsec. Nts., 10/15/17	1,035,000	1,059,954

		7,054,429

Leisure Equipment & Products—0.0%
Remington Arms Co., Inc., 10.50% Sr. Unsec. Nts., 2/1/11	1,470,000	1,488,375

Media—1.2%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12	1,305,000	1,014,638
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14	995,000	853,213
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13[14]	296	130
14% Sr. Sub. Nts., 11/1/13[14]	85,189	30,668
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15[4]	3,955,000	494,375
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., 10.25% Sr. Unsec. Nts., 9/15/10[4,6]	1,840,000	1,950,400
Cinemark USA, Inc., 8.625% Sr. Nts., 6/15/19[14]	2,150,000	2,133,875
Comcast Corp., 5.70% Unsec. Unsub. Nts., 5/15/18	3,093,000	3,114,552
EchoStar DBS Corp., 6.375% Sr. Unsec. Nts., 10/1/11	4,165,000	4,050,463
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts., 9/15/14	670,000	591,275
Lamar Media Corp., 7.25% Sr. Unsec. Sub. Nts., 1/1/13	3,735,000	3,571,594
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13	4,910,000	3,559,750
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13	3,320,000	3,178,900
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[5]	1,330,000	6,783
6.875% Sr. Unsec. Sub. Nts., 10/1/13[4,5]	2,870,000	14,637
News America, Inc., 6.15% Sr. Unsec. Unsub. Nts., 3/1/37	1,489,000	1,265,154
NTL Cable plc, 9.125% Sr. Nts., 8/15/16	2,505,000	2,423,588
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11	1,070,000	446,725
Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12[14]	2,020,000	2,045,250
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12	6,665,000	4,482,213
Time Warner Cable, Inc.:
6.20% Sr. Unsec. Nts., 7/1/13	2,473,000	2,608,691
8.75% Sr. Unsub. Nts., 2/14/19	993,000	1,158,575
Time Warner, Inc., 6.50% Sr. Unsec. Debs., 11/15/36	1,374,000	1,205,626
Virgin Media Finance plc, 8.75% Sr. Unsec. Nts., 4/15/14	1,015,000	994,700
Walt Disney Co. (The), 4.50% Sr. Unsec. Unsub. Nts., Series D, 12/15/13	1,205,000	1,257,931
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14	3,775,000	3,213,469
WMG Acquisition Corp., 9.50% Sr. Sec. Nts., 6/15/16[14]	1,155,000	1,155,000

		46,822,175

Multiline Retail—0.1%
Target Corp., 6% Sr. Unsec. Nts., 1/15/18	2,750,000	2,920,495

Specialty Retail—0.2%
Claire’s Stores, Inc., 10.50% Sr. Unsec. Sub. Nts., 6/1/17	5,425,000	1,925,875
GameStop Corp., 8% Sr. Unsec. Nts., 10/1/12	1,940,000	1,964,250
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36	2,664,000	2,354,827
Leslie’s Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13[5]	2,210,000	2,116,075

		8,361,027
F14 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount		Value

Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15	$3,635,000		$3,589,563

Consumer Staples—1.4%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[1,14]	4,470,000	BRR	2,098,699
Diageo Capital plc, 7.375% Sr. Unsec. Unsub. Nts., 1/15/14	1,362,000		1,543,142
PepsiCo, Inc., 7.90% Sr. Unsec. Nts., 11/1/18	1,342,000		1,635,487

			5,277,328

Food & Staples Retailing—0.4%
Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	3,570,000		3,079,125
CVS Caremark Corp., 6.60% Nts., 3/15/19	1,339,000		1,433,304
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	3,390,000		4,121,772
Kroger Co. (The), 7.50% Sr. Unsec., Nts., 1/15/14	1,378,000		1,544,031
Real Time Data Co., 11% Nts., 5/31/09[4,5,6,15]	142,981		—
Wal-Mart Stores, Inc.:
5.80% Sr. Unsec. Unsub. Nts., 2/15/18	2,477,000		2,702,915
6.20% Sr. Unsec. Nts., 4/15/38	2,143,000		2,307,797

			15,188,944

Food Products—0.7%
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14	2,445,000		2,066,025
8.875% Sr. Unsec. Unsub. Nts., 12/1/15	1,060,000		919,550
Dean Foods Co., 7% Sr. Unsec. Unsub. Nts., 6/1/16	5,580,000		5,119,650
Dole Food Co., Inc.:
7.25% Sr. Unsec. Nts., 6/15/10	2,170,000		2,148,300
8.875% Sr. Unsec. Nts., 3/15/11	1,861,000		1,823,780
General Mills, Inc., 5.65% Sr. Unsec. Nts., 2/15/19	1,241,000		1,299,455
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14[14]	2,730,000		2,593,500
Kraft Foods, Inc., 6.125% Sr. Unsec. Unsub. Nts., 2/1/18	2,754,000		2,852,158
MHP SA, 10.25% Sr. Sec. Sub. Bonds, 11/30/11[14]	1,360,000		904,400
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17	4,950,000		4,207,500
Smithfield Foods, Inc., 7% Sr. Nts., 8/1/11	1,305,000		1,246,275

			25,180,593

Household Products—0.0%
Proctor & Gamble Co. (The), 4.70% Sr. Unsec. Unsub. Nts., 2/15/19	1,837,000		1,866,563

Personal Products—0.1%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14	2,700,000		2,349,000

Tobacco—0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	2,248,000		2,581,295
Philip Morris International, Inc., 5.65% Sr. Unsec. Unsub. Nts., 5/16/18	1,649,000		1,731,485

			4,312,780

Energy—3.3%

Energy Equipment & Services—0.2%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16[14]	3,535,000		3,243,363
Key Energy Services, Inc., 8.375% Sr. Unsec. Nts., 12/1/14	3,005,000		2,666,938
Pride International, Inc., 7.375% Sr. Unsec. Nts., 7/15/14	2,205,000		2,199,488

			8,109,789

Oil, Gas & Consumable Fuels—3.1%
Anadarko Petroleum Corp., 7.625% Sr. Unsec. Nts., 3/15/14	1,722,000		1,869,426
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18[14]	4,110,000		3,894,225
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	2,285,000		1,645,200
Berry Petroleum Co.:
8.25% Sr. Sub. Nts., 11/1/16	1,940,000		1,673,250
10.25% Sr. Unsec. Nts., 6/1/14	1,655,000		1,679,825
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16[10]	325,000		320,125
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	5,010,000		4,446,375
Cimarex Energy Co., 7.125% Sr. Nts., 5/1/17	875,000		774,375
ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39	4,375,000		4,666,362
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15	3,690,000		3,523,950
Devon Energy Corp., 6.30% Sr. Nts., 1/15/19	2,021,000		2,163,567

F15 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
El Paso Corp.:
7% Sr. Unsec. Sub. Nts., 6/15/17	$535,000	$489,871
7.25% Sr. Unsec. Nts., 6/1/18	620,000	575,537
Empresa Nacional Del Petroleo, 6.25% Sr. Unsec. Nts., 7/8/19[10,14]	1,500,000	1,489,200
Enterprise Products Operating LLP:
6.50% Sr. Unsec. Unsub. Nts., 1/31/19	1,334,000	1,358,148
8.375% Jr. Sub. Nts., 8/1/66[1]	4,820,000	3,884,910
Forest Oil Corp.:
7.25% Sr. Unsec. Nts., 6/15/19[14]	1,035,000	931,500
8.50% Sr. Nts., 2/15/14[14]	3,520,000	3,476,000
Gaz Capital SA, 8.146% Sr. Sec. Nts., 4/11/18[14]	3,220,000	2,934,225
Kazmunaigaz Finance Sub BV, 9.125% Nts., 7/2/18[14]	6,490,000	5,824,775
Kinder Morgan Energy Partners LP, 6% Sr. Unsec. Nts., 2/1/17	1,615,000	1,604,591
Kinder Morgan Finance Co. ULC, 5.70% Sr. Unsec. Unsub. Nts., 1/5/16	1,935,000	1,668,938
Marathon Oil Corp., 5.90% Unsec. Unsub. Nts., 3/15/18	1,983,000	1,991,567
Mariner Energy, Inc., 11.75% Sr. Unsec. Nts., 6/30/16	1,510,000	1,510,000
Massey Energy Co., 6.875% Sr. Unsec. Nts., 12/15/13	3,830,000	3,523,600
Newfield Exploration Co., 6.625% Sr. Unsec. Unsub. Nts., 4/15/16	2,425,000	2,200,688
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	1,780,000	1,771,100
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts., 6/15/38[14]	6,680,000	5,811,600
Petrobras International Finance Co.:
5.785% Sr. Unsec. Nts., 3/1/18	5,770,000	5,699,496
7.875% Sr. Unsec. Nts., 3/15/19	5,215,000	5,710,425
Petrohawk Energy Corp., 10.50% Sr. Nts., 8/1/14[14]	1,625,000	1,669,688
Petroleos Mexicanos, 8% Nts., 5/3/19	3,430,000	3,738,700
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11[14]	2,093,558	2,017,830
Pioneer Natural Resources Co.:
5.875% Sr. Unsec. Nts., 7/15/16	465,000	403,219
6.65% Sr. Unsec. Nts., 3/15/17	290,000	255,273
6.875% Sr. Unsec. Unsub. Nts., 5/1/18	465,000	407,375
Plains Exploration & Production, 10% Sr. Unsec. Nts., 3/1/16	4,285,000	4,424,263
Quicksilver Resources, Inc.:
7.125% Sr. Sub. Nts., 4/1/16	2,005,000	1,573,925
8.25% Sr. Unsec. Nts., 8/1/15	755,000	675,725
11.75% Sr. Nts., 1/1/16	2,260,000	2,350,400
SandRidge Energy, Inc.:
8.625% Sr. Unsec. Unsub. Nts., 4/1/15[15]	1,235,000	1,114,588
9.875% Sr. Unsec. Nts., 5/15/16[14]	2,315,000	2,245,550
Shell International Finance, 6.375% Sr. Nts., 12/15/38	2,441,000	2,665,064
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18[14]	1,550,000	1,495,750
Tengizchevroil LLP, 6.124% Nts., 11/15/14[14]	1,668,485	1,509,979
TGI International Ltd., 9.50% Nts., 10/3/17[14]	2,692,000	2,718,920
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	1,647,000	1,926,417
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	1,996,000	2,010,918
XTO Energy, Inc.:
5.50% Sr. Unsec. Nts., 6/15/18	1,498,000	1,503,715
6.50% Sr. Unsec. Unsub. Nts., 12/15/18	1,954,000	2,100,054

		115,920,204

Financials—5.4%
Capital Markets—0.9%
Credit Suisse New York, 5% Sr. Unsec. Nts., 5/15/13	4,910,000	5,025,734
Deutsche Bank AG London, 4.875% Sr. Unsec. Nts., 5/20/13	1,440,000	1,479,937
Goldman Sachs Group, Inc. (The):
6% Sr. Nts., 5/1/14	1,478,000	1,544,782
6.15% Sr. Unsec. Nts., 4/1/18	6,836,000	6,666,440
7.50% Sr. Unsec. Nts., 2/15/19	4,648,000	4,985,533
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[4,5]	3,036,000	304
Morgan Stanley, 6% Sr. Unsec. Unsub. Nts., Series F, 4/28/15	10,970,000	10,959,930
RailAmerica, Inc., 9.25% Sr. Sec. Nts., 7/1/17[14]	1,170,000	1,134,900
UBS AG Stamford CT, 5.75% Sr. Unsec. Nts., 4/25/18	1,471,000	1,341,937

		33,139,497

Commercial Banks—1.5%
Banco BMG SA, 9.15% Nts., 1/15/16[14]	3,520,000	3,423,200
F16 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount		Value

Commercial Banks Continued
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21[1,14]	$1,345,000		$1,314,738
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	8,405,000	EUR	11,180,255
4.50% Sr. Sec. Nts., 7/13/21	4,684,000	EUR	5,707,563
Corparacion Adina de Fomento, 8.125% Nts., 6/4/19	2,280,000		2,423,553
Hana Bank, 6.50% Sr. Unsec. Nts., 4/9/12[14]	2,610,000		2,701,094
HSBC Finance Corp.:
4.75% Sr. Unsec. Nts., 7/15/13	1,378,000		1,347,264
5.70% Sr. Unsec. Nts., 6/1/11	1,557,000		1,572,218
HSBC Holdings plc, 6.80% Sub. Nts., 6/1/38	2,292,000		2,307,741
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[14]	1,360,000		788,800
9.25% Sr. Nts., 10/16/13[14]	15,930,000		12,106,800
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[1,14]	6,960,000		5,442,762
Inter-American Development Bank:
6.26% Nts., 12/8/09[1]	920,000	BRR	466,690
11.377% Nts., 1/25/12[1]	530,142,871	COP	241,844
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/10[4,5,6]	90,000		—
Salisbury International Investments Ltd., 5.257% Sec. Nts., Series 2006-003, Tranche E, 7/20/11[1,5]	1,100,000		667,480
Wells Fargo & Co., 5.25% Sr. Unsec. Unsub. Nts., 10/23/12	6,942,000		7,193,488

			58,885,490

Consumer Finance—0.3%
American Express Credit Corp.:
5.875% Sr. Unsec. Nts., 5/2/13	2,045,000		2,033,022
7.30% Sr. Unsec. Nts., Series C, 8/20/13	2,196,000		2,286,029
JSC Astana Finance, 9.16% Nts., 3/14/12[5]	7,200,000		938,160
SLM Corp.:
4.50% Nts., Series A, 7/26/10	4,470,000		4,225,446
8.45% Sr. Unsec. Nts., Series A, 6/15/18	1,468,000		1,257,556

			10,740,213

Diversified Financial Services—1.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[14]	4,551,750		2,594,498
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	1,450,000	EUR	1,785,166
Banco Invex SA, 27.399% Mtg.-Backed Certificates, Series 062U, 3/13/34[1,16]	4,830,734	MXN	1,149,148
Bank of America Corp.:
4.90% Sr. Unsec. Nts., 5/1/13	2,750,000		2,681,806
5.65% Sr. Unsec. Nts., 5/1/18	7,280,000		6,443,594
Bear Stearns Cos. LLC (The), 7.25% Sr. Unsec. Nts., 2/1/18	3,956,000		4,176,242
BP Capital Markets plc, 3.625% Sr. Unsec. Unsub. Nts., 5/8/14	1,519,000		1,517,274
CIT Group, Inc., 7.625% Sr. Unsec. Nts., Series A, 11/30/12	3,038,000		2,082,218
Citigroup, Inc.:
5.50% Sr. Unsec. Nts., 4/11/13	10,816,000		10,149,021
6.50% Sr. Nts., 8/19/13	2,944,000		2,863,287
Cloverie plc, 4.859% Sec. Nts., Series 2005-93, 12/20/10[1,5]	1,100,000		900,790
Countrywide Financial Corp., 5.80% Nts., 6/7/12	1,271,000		1,280,066
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31[14]	2,745,000		1,948,950
JPMorgan Chase & Co., 6.40% Sr. Unsec. Nts., 5/15/38	8,180,000		8,216,777
JPMorgan Hipotecaria su Casita:
6.47% Sec. Nts., 8/26/35[5]	5,808,600	MXN	355,529
25.628% Mtg.-Backed Certificates, Series 06U, 9/25/35[1]	2,421,523	MXN	470,908
Korea Development Bank, 8% Sr. Nts., 1/23/14	2,770,000		3,007,533
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	7,515,000		6,992,181
National Rural Utilities Cooperative Finance Corp., 10.375% Sec. Bonds, 11/1/18	835,000		1,048,470
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[17]	2,695,000		875,878

			60,539,336

Insurance—0.4%
American International Group, Inc., 8.25% Sr. Nts., 8/15/18[14]	3,753,000		2,211,568
Berkshire Hathaway Finance Corp., 5% Sr. Unsec. Unsub. Nts., 8/15/13	1,680,000		1,764,748
International Lease Finance Corp.:
6.375% Sr. Unsec. Nts., 3/25/13	1,790,000		1,363,327
6.625% Sr. Unsec. Nts., Series R, 11/15/13	1,372,000		1,057,346
MetLife, Inc., 6.817% Sr. Unsec. Nts., Series A, 8/15/18	1,269,000		1,280,170
MidAmerican Energy Holdings Co., 5.75% Sr. Unsec. Nts., 4/1/18	4,346,000		4,527,832
F17 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Insurance Continued
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16[5]	$1,425,000		$1,378,688

			13,583,679

Real Estate Investment Trusts—0.1%
HCP, Inc.:
6% Sr. Unsec. Nts., 1/30/17	745,000		632,470
6.70% Sr. Unsec. Nts., 1/30/18	1,440,000		1,252,868
Simon Property Group LP, 5.30% Sr. Unsec. Nts., 5/30/13	1,851,000		1,792,027

			3,677,365

Thrifts & Mortgage Finance—0.6%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[14]	1,585,000		966,850
WM Covered Bond Program:
3.875% Sec. Nts., Series1, 9/27/11	8,275,000	EUR	11,357,911
4% Sec. Mtg. Nts., Series 2, 9/27/16	10,035,000	EUR	12,151,862

			24,476,623

Health Care—1.8%

Biotechnology—0.1%
Amgen, Inc., 5.70% Sr. Nts., 2/1/19	1,325,000		1,400,473

Health Care Equipment & Supplies—0.3%
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17[15]	3,695,000		3,593,388
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15[1]	5,400,000		4,131,000
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[15]	2,035,000		1,928,163

			9,652,551

Health Care Providers & Services—1.0%
Apria Healthcare Group, Inc., 11.25% Sr. Sec. Nts., 11/1/14[14]	3,355,000		3,254,350
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[15]	3,285,000		1,728,731
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15	4,410,000		4,343,850
DaVita, Inc., 6.625% Sr. Unsec. Nts., 3/15/13	1,295,000		1,227,013
Fresenius Medical Care Capital Trust IV, 7.875% Sr. Sub. Nts., 6/15/11	595,000		608,388
HCA, Inc.:
6.375% Nts., 1/15/15	4,750,000		3,883,125
8.50% Sr. Sec. Nts., 4/15/19[14]	1,035,000		1,019,475
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16	4,135,000		4,176,350
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	5,310,000		4,340,925
Tenet Healthcare Corp., 7.375% Nts., 2/1/13	1,890,000		1,710,450
UnitedHealth Group, Inc., 6.875% Sr. Unsec. Nts., 2/15/38	2,346,000		2,175,329
US Oncology Holdings, Inc., 6.904% Sr. Unsec. Nts., 3/15/12[1,15]	1,748,000		1,481,430
US Oncology, Inc.:
9% Sr. Unsec. Nts., 8/15/12	2,615,000		2,686,913
9.125% Sr. Sec. Nts., 8/15/17[14]	2,155,000		2,149,613
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15[17]	2,935,000		2,876,300
WellPoint, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/37	1,483,000		1,362,256

			39,024,498

Pharmaceuticals—0.4%
Abbott Laboratories:
5.125% Sr. Unsec. Nts., 4/1/19	572,000		590,075
5.60% Sr. Unsec. Nts., 11/30/17	1,392,000		1,493,528
AstraZeneca plc, 6.45% Sr. Unsec. Unsub. Nts., 9/15/37	1,726,000		1,917,826
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	2,480,000		2,182,400
Eli Lilly & Co., 4.20% Sr. Unsec. Nts., 3/6/14	1,236,000		1,274,420
GlaxosmithKline Capital, Inc., 6.375% Sr. Unsec. Nts., 5/15/38	2,179,000		2,374,406
Johnson & Johnson, 5.85% Sr. Unsec. Nts., 7/15/38[10]	1,219,000		1,309,236
Pfizer, Inc., 7.20% Sr. Unsec. Nts., 3/15/39	2,575,000		3,063,776
Wyeth, 5.95% Nts., 4/1/37	1,898,000		1,967,588

			16,173,255

Industrials—2.6%
Aerospace & Defense—0.6%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	3,060,000		2,822,850
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	3,810,000		3,600,450
Boeing Co. (The), 5% Sr. Unsec. Unsub. Nts., 3/15/14	2,634,000		2,777,195
Bombardier, Inc.:
6.30% Sr. Unsec. Unsub. Nts., 5/1/14[14]	2,230,000		1,962,400
8% Sr. Nts., 11/15/14[14]	1,235,000		1,168,619
Honeywell International, Inc., 5% Sr. Unsec. Nts., 2/15/19	2,449,000		2,506,123
F18 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount	Value

Aerospace & Defense Continued
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15	$3,540,000	$3,159,450
6.375% Sr. Unsec. Sub. Nts., Series B, 10/15/15	1,185,000	1,081,313
United Technologies Corp.:
6.125% Sr. Unsec. Nts., 2/1/19	2,376,000	2,634,559
6.125% Sr. Unsec. Nts., 7/15/38	1,011,000	1,099,687

		22,812,646

Air Freight & Logistics—0.1%
United Parcel Service, Inc.:
5.125% Sr. Unsec. Unsub. Nts., 4/1/19	661,000	696,158
5.50% Sr. Unsec. Nts., 1/15/18	1,183,000	1,262,097

		1,958,255

Airlines—0.1%
American Airlines Pass Through Trust 2009-1A, 10.375% Pass-Through Certificates, Series 2009-1A, 7/2/19[10]	830,000	834,150
American Airlines Pass Through Trust 2001-2, 7.858% Pass-Through Certificates, Series 2001-2, Cl. A-2, 10/1/11[5]	2,905,000	2,723,438

		3,557,588

Building Products—0.0%
Nortek, Inc., 8.50% Sr. Unsec. Unsub. Nts., 9/1/14	1,115,000	323,350

Commercial Services & Supplies—0.4%
Allied Waste North America, Inc., 7.375% Sr. Sec. Nts., Series B, 4/15/14	3,050,000	3,114,102
Aramark Services, Inc., 8.50% Sr. Unsec. Nts., 2/1/15	1,120,000	1,092,000
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	1,975,000	1,955,250
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15	1,040,000	1,003,600
8.625% Sr. Unsec. Sub. Nts., 4/1/13	2,530,000	2,536,325
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14	4,770,000	4,197,600

		13,898,877

Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[14]	8,343,361	7,801,042
Odebrecht Finance Ltd., 9.625% Sr. Unsec. Nts., 4/9/14[14]	2,900,000	3,172,020

		10,973,062

Electrical Equipment—0.0%
Baldor Electric Co., 8.625% Sr. Nts., 2/15/17	410,000	381,300

Industrial Conglomerates—0.5%
General Electric Capital Corp.:
4.80% Sr. Unsec. Nts., 5/1/13	2,518,000	2,523,791
5.40% Sr. Unsec. Nts., Series A, 9/20/13	3,392,000	3,367,974
6.875% Sr. Unsec. Nts., 1/10/39	4,119,000	3,714,123
General Electric Co., 5.25% Sr. Unsec. Nts., 12/6/17	8,095,000	7,963,003
Tyco International Finance SA, 8.50% Sr. Unsec. Unsub. Nts., 1/15/19	1,298,000	1,441,397

		19,010,288

Machinery—0.1%
Caterpillar Financial Services Corp., 7.15% Sr. Unsec. Nts., 2/15/19	2,229,000	2,390,052
Manitowoc Co., Inc. (The), 7.125% Sr. Nts., 11/1/13	1,955,000	1,454,031
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	3,130,000	2,421,838

		6,265,921

Professional Services—0.1%
US Investigations Services, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[14]	2,680,000	2,197,600

Road & Rail—0.3%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14	3,905,000	2,792,075
CSX Corp., 6.25% Sr. Unsec. Unsub. Nts., 4/1/15	1,376,000	1,424,964
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16	2,755,000	2,465,725
Norfolk Southern Corp., 5.75% Sr. Unsec. Nts., 1/15/16[14]	2,122,000	2,201,412
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[14]	3,599,030	2,537,316

		11,421,492

Trading Companies & Distributors—0.1%
RSC Equipment Rental, Inc., 10% Sr. Sec. Nts., 7/15/17[5,10]	655,000	624,346
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14	5,085,000	4,182,413

		4,806,759
F19 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Information Technology—0.8%
Communications Equipment—0.0%
Cisco Systems, Inc., 4.95% Sr. Unsec. Nts., 2/15/19	$1,830,000		$1,833,378
Orion Network Systems, Inc., 12.50% Sr. Unsub. Nts., 1/15/07[4,5,6]	675,000		7

			1,833,385

Computers & Peripherals—0.2%
Hewlett-Packard Co., 6.125% Sr. Unsec. Nts., 3/1/14	1,007,000		1,111,575
International Business Machines Corp., 8% Sr. Unsec. Unsub. Nts., 10/15/38	2,311,000		2,997,055
Seagate Technology International, 10% Sr. Sec. Nts., 5/1/14[14]	4,345,000		4,502,506

			8,611,136

Electronic Equipment & Instruments—0.1%
Celestica, Inc., 7.625% Sr. Unsec. Sub. Nts., 7/1/13	1,785,000		1,749,300
Flextronics International Ltd., 6.50% Sr. Unsec. Sub. Nts., 5/15/13	2,340,000		2,263,950
RBS Global & Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	1,560,000		1,158,300

			5,171,550

Internet Software & Services—0.0%
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09[4,5,6]	337,947	EUR	—
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10[4,5,6]	200,173		—

			—

IT Services—0.3%
Affiliated Computer Services, Inc., 5.20% Sr. Unsec. Nts., 6/1/15	1,900,000		1,624,500
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15	4,385,000		3,135,275
Sabre Holdings Corp., 7.35% Sr. Unsec. Unsub. Nts., 8/1/11	560,000		478,800
SunGard Data Systems, Inc., 9.125% Sr. Unsec. Nts., 8/15/13	4,460,000		4,237,000

			9,475,575

Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	1,868,000		1,847,196

Semiconductors & Semiconductor Equipment—0.1%
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13	1,635,000		1,506,244
9.25% Sr. Unsec. Nts., 6/1/16	740,000		689,125

			2,195,369

Software—0.0%
Oracle Corp., 5.75% Sr. Unsec. Unsub. Nts., 4/15/18	1,697,000		1,793,159

Materials—2.0%

Chemicals—0.4%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[14]	4,185,000		3,912,975
E.I. du Pont de Nemours & Co.:
5.75% Sr. Nts., 3/15/19	1,430,000		1,511,978
6% Sr. Unsec. Unsub. Nts., 7/15/18	1,315,000		1,419,966
Huntsman International LLC, 7.875% Sr. Unsec. Sub. Nts., 11/15/14	590,000		470,525
Huntsman LLC:
11.50% Sr. Unsec. Nts., 7/15/12	675,000		686,813
11.625% Sr. Unsec. Nts., 10/15/10	1,400,000		1,438,500
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	10,910,000		3,109,350
Nalco Co., 8.875% Unsec. Sub. Nts., 11/15/13	2,135,000		2,188,375

			14,738,482

Construction Materials—0.1%
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs.[14,18]	2,750,000		1,409,777
NTK Holdings, Inc., 0%/10.75% Sr. Unsec. Nts., 3/1/14[17]	2,095,000		178,075

			1,587,852

Containers & Packaging—0.4%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	4,395,000		3,724,763
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15	3,000,000		2,947,500
Graham Packaging Co., Inc.:
8.50% Sr. Unsec. Nts., 10/15/12	1,310,000		1,270,700
9.875% Sr. Unsec. Sub. Nts., 10/15/14	3,770,000		3,524,950
Graphic Packaging International, Inc.:
8.50% Sr. Nts., 8/15/11	1,564,000		1,556,180
9.50% Sr. Unsec. Nts., 6/15/17[14]	1,940,000		1,920,600

			14,944,693
F20 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount		Value

Metals & Mining—1.0%
Alcoa, Inc., 6.75% Sr. Unsec. Unsub. Nts., 7/15/18	$961,000		$853,962
Alrosa Finance SA, 8.875% Nts., 11/17/14[14]	13,025,000		11,201,500
BHP Billiton Finance (USA) Ltd., 6.50% Sr. Unsec. Unsub. Nts., 4/1/19	2,469,000		2,746,911
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	4,995,000		5,039,545
Rio Tinto Finance (USA) Ltd.:
5.875% Sr. Unsec. Unsub. Nts., 7/15/13	2,052,000		2,067,277
9% Sr. Unsec. Nts., 5/1/19	888,000		988,527
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12	2,250,000		2,143,125
Teck Resourches Ltd., 10.25% Sr. Sec. Nts., 5/15/16[14]	3,200,000		3,356,118
Vale Overseas Ltd., 6.875% Bonds, 11/21/36	604,000		575,975
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[14]	11,010,000		9,193,350

			38,166,290

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 8.25% Sr. Unsec. Nts., 5/1/16[14]	3,520,000		3,432,000
NewPage Corp., 10% Sr. Sec. Nts., 5/1/12	3,550,000		1,721,750

			5,153,750

Telecommunication Services—1.7%
Diversified Telecommunication Services—1.1%
AT&T Wireless Services, Inc., 8.125% Sr. Unsec. Nts., 5/1/12	1,747,000		1,957,555
AT&T, Inc., 6.70% Sr. Unsec. Unsub. Nts., 11/15/13	3,693,000		4,060,826
BellSouth Corp., 5.20% Sr. Unsec. Nts., 12/15/16	1,054,000		1,054,093
British Telecom plc, 5.15% Sr. Unsec. Unsub. Nts., 1/15/13	1,372,000		1,368,704
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	5,595,000		5,175,375
Deutsche Telekom International Finance BV, 6.75% Sr. Unsec. Nts., 8/20/18	1,955,000		2,078,132
France Telecom SA, 7.75% Sr. Unsec. Nts., 3/1/11[1]	1,097,000		1,187,055
Intelsat Subsidiary Holdings Co. Ltd., 8.50% Sr. Unsec. Nts., 1/15/13[14]	2,135,000		2,060,275
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12	5,015,000		5,077,688
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	2,028,000		2,069,296
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16[5]	3,290,100	PEN	1,108,927
Telefonica Emisiones SAU, 5.855% Sr. Unsec. Unsub. Nts., 2/4/13	1,695,000		1,788,666
Telmar Norte Leste SA, 9.50% Sr. Unsec. Nts., 4/23/19[14]	2,495,000		2,728,906
Verizon Communications, Inc.:
6.90% Sr. Unsec. Unsub. Bonds, 4/15/38	1,377,000		1,439,608
8.95% Sr. Unsec. Unsub. Nts., 3/1/39	3,572,000		4,520,062
Windstream Corp.:
8.125% Sr. Unsec. Unsub. Nts., 8/1/13	2,410,000		2,343,725
8.625% Sr. Unsec. Unsub. Nts., 8/1/16	1,535,000		1,477,438
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[4,5,6]	250,000		—

			41,496,331

Wireless Telecommunication Services—0.6%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	52,700,000	MXN	2,865,468
American Tower Corp., 7.25% Sr. Unsec. Nts., 5/15/19[14]	2,410,000		2,343,725
Cricket Communications, Inc., 7.75% Sr. Sec. Nts., 5/15/16[14]	2,585,000		2,500,988
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	5,825,000		4,674,563
Sprint Capital Corp., 8.75% Nts., 3/15/32	11,080,000		8,974,800
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[4,5,6]	500,000		—
Vodafone Group plc, 5.625% Sr. Unsec. Unsub. Nts., 2/27/17	1,991,000		2,025,076

			23,384,620

Utilities—1.7%
Electric Utilities—0.9%
Duke Energy Carolinas LLC, 7% Sec. Bonds, Series C, 11/15/18	1,725,000		2,014,224
Duke Energy Corp., 6.30% Sr. Unsec. Unsub. Nts., 2/1/14	2,665,000		2,881,020
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	4,405,000		3,402,863
F21 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Electric Utilities Continued
Eletropaulo Metropolitana SA, 19.125% Nts., 6/28/10[5]	1,115,000	BRR	$606,009
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17	4,520,000		3,322,200
FPL Group Capital, Inc., 6% Sr. Unsec. Nts., 3/1/19	1,158,000		1,245,910
Georgia Power Co., 5.95% Sr. Unsec. Bonds, 2/1/39	835,000		877,451
ISA Capital do Brasil SA, 8.80% Sr. Nts., 1/30/17[14]	1,110,000		1,143,300
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[14]	8,015,000		7,929,296
Majapahit Holding BV:
7.25% Nts., 10/17/11[14]	1,990,000		1,960,150
7.75% Nts., 10/17/16[14]	4,230,000		3,743,550
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,043,969
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts., Series A, 11/1/15	1,795,000		1,126,363

			32,296,305

Energy Traders—0.5%
AES Corp. (The), 8.75% Sr. Sec. Nts., 5/15/13[14]	1,010,000		1,030,200
AES Panama SA, 6.35% Sr. Nts., 12/21/16[14]	615,000		585,136
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	4,110,000		3,503,775
Electric Power Development Co. Ltd., 1.80% Gtd. Unsec., 6/28/10	233,000,000	JPY	2,438,742
Mirant North America LLC, 7.375% Sr. Unsec. Nts., 12/31/13	4,490,000		4,332,850
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17	1,735,000		1,639,575
7.375% Sr. Nts., 2/1/16	2,820,000		2,675,475
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14	3,540,000		3,256,800

			19,462,553

Multi-Utilities—0.3%
Consolidated Edison Co. of New York, Inc., 7.125% Sr. Unsec. Nts., 12/1/18	3,024,000		3,440,822
Dominion Resources, Inc., 6.40% Sr. Unsec. Nts., 6/15/18	1,263,000		1,335,263
Pacific Gas & Electric Co.:
6.25% Sr. Unsec. Nts., 12/1/13	2,595,000		2,853,171
8.25% Sr. Unsec. Nts., 10/15/18	1,354,000		1,654,897
Sempra Energy, 9.80% Sr. Unsec. Nts., 2/15/19	2,056,000		2,494,140

			11,778,293

Total Corporate Bonds and Notes (Cost $929,010,289)			906,281,559

	Shares

Preferred Stocks—0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[5,6,15]	4,253	—
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[5,6]	5,000	—
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[5,6,15]	151	—

Total Preferred Stocks (Cost $537,064)		—

Common Stocks—0.1%
American Media, Inc.[5,6]	1,562	16
Arco Capital Corp. Ltd.[5,6]	690,638	345,319
Charter Communications, Inc.[6]	89,923	1,773,816
Global Aero Logistics, Inc.[5,6]	2,168	2,168
MHP SA, GDR[6,14]	56,610	481,185
Premier Holdings Ltd.[5,6]	18,514	—

Total Common Stocks (Cost $12,106,979)		2,602,504

Units

Rights, Warrants and Certificates—0.0%
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/115,[6] (Cost $2,025)	266	3

	Principal
	Amount

Structured Securities—3.6%
Citibank NA, New York, Dominican Republic Credit Linked Nts., 12%, 2/22/11[5]	22,200,000	DOP	566,773
Citigroup Global Markets Holdings, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 9.762%, 1/3/17[5]	8,850,000	BRR	3,945,570
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	3,255,000,000	COP	1,729,166
Colombia (Republic of) Credit Linked Nts., 12.975%, 2/26/15[5,16]	2,199,000,000	COP	2,045,666
Colombia (Republic of) Credit Linked Nts., Series 01, 12.975%, 2/26/15[5,16]	811,000,000	COP	754,450
F22 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount		Value

Structured Securities Continued
Citigroup Global Markets Holdings, Inc.: Continued Colombia (Republic of) Credit Linked Nts., Series 02, 12.975% 12/26/15[5,16]	1,345,000,000	COP	$1,251,215
Colombia (Republic of) Credit Linked Nts., Series II, 15%, 4/27/12	552,359,546	COP	305,564
Colombia (Republic of) Total Return Linked Nts., 11%, 5/19/11	6,880,000,000	COP	3,473,211
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12[5]	1,200,000,000	COP	663,837
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	1,034,000,000	COP	572,006
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	927,000,000	COP	512,814
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	49,300,000	DOP	1,266,891
Ghana (Republic of) Credit Linked Nts., 13.50%, 4/2/10	2,990,000	GHS	1,723,424
Ukraine Hryvnia Unsec. Credit Linked Nts., 11.94%, 1/2/10	880,000	UAH	108,764
Coriolanus Ltd., Peru (Republic of) Credit Linked Bonds, 3.346%, 4/30/25[5,12]	2,135,063		1,165,833
Credit Suisse First Boston International:
Boryspil Airport Total Return Linked Nts., 10%, 4/19/10[1]	4,840,000	UAH	236,721
Indonesia (Republic of) Total Return Linked Nts., 12%, 9/16/11	14,800,000,000	IDR	1,549,613
Moitk Total Return Linked Nts., 21%, 3/26/11[1,5]	53,910,000	RUR	691,841
Oreniz Total Return Linked Nts., 9.24%, 2/21/12[1,5]	116,835,000	RUR	1,874,218
Ukraine (Republic of) Credit Linked Nts., Series EMG 13, 11.94%, 12/30/09	2,195,000	UAH	220,888
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%, 1/19/17[5]	14,609,000,000	VND	486,967
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Specialized Construction and Installation Administration Credit Linked Nts., 5/20/10[4,5,6]	97,250,000	RUR	312,009
Ukraine (Republic of) Credit Linked Nts., 11.94%, 12/30/09[5]	5,650,000	UAH	568,572
Ukraine (Republic of) Credit Linked Nts., Series EMG 11, 11.94%, 12/30/09	661,000	UAH	66,518
Ukraine (Republic of) Credit Linked Nts., Series NPC 12, 11.94%, 12/30/09[5]	4,170,000	UAH	419,636
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/24/12[5]	106,500,000	RUR	1,879,271
Deutsche Bank AF:
Coriolanus Ltd. Sec. Credit Linked Nts., 10.62%, 9/10/10[5]	3,300,000		671,550
Coriolanus Ltd. Sec. Credit Linked Nts., 9.177%, 12/31/17[5,16]	20,560,000	BRR	4,663,316
Coriolanus Ltd. Sec. Credit Linked Nts., Series 112, 8.33%, 12/7/09[1,14]	650,000		616,701
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11[1,5]	655,000		623,495
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11	7,118,596	MXN	505,990
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11	4,724,887	MXN	335,845
European Investment Bank, Russian Federation Credit Linked Nts., 5.502%, 1/19/10[5,12]	705,000		664,054
Grupo TMM SA Credit Linked Nts., 6%, 9/7/12	1,951,020		761,678
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/22/15	820,000		711,874
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21	29,700,000,000	IDR	3,138,540
Indonesia (Republic of) Credit Linked Nts., Series III, 14.25%, 6/22/13	873,600		922,343
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.204%, 9/24/14[1,5]	14,850,000	MXN	1,127,712
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.204%, 9/24/14[1,5]	2,970,000	MXN	225,543
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.204%, 9/24/14[1,5]	4,950,000	MXN	375,904
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.704%, 5/22/15[1,5]	1,417,014	MXN	107,608
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.704%, 5/22/15[1,5]	2,479,100	MXN	188,263
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.704%, 5/22/15[1,5]	37,378,810	MXN	2,838,556
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.704%, 5/22/15[1,5]	2,724,116	MXN	206,870
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.704%, 5/22/15[1,5]	1,979,122	MXN	150,295
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.704%, 5/22/15[1,5]	1,263,966	MXN	95,986
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.704%, 5/22/15[1,5]	232,771	MXN	17,677
Ukraine (Republic of) 5 yr. Credit Linked Nts., 4.05%, 8/27/10	885,000		493,326
Ukraine (Republic of) 5.5 yr. Credit Linked Nts., 4.05%, 3/1/11	885,000		423,924
F23 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Structured Securities Continued
Deutsche Bank AG: Continued Ukraine (Republic of) 6 yr. Credit Linked Nts., 4.05%, 8/29/11	$885,000		$377,833
Ukraine (Republic of) 6.5 yr. Credit Linked Nts., 4.05%, 2/29/12	885,000		370,019
Ukraine (Republic of) 7 yr. Credit Linked Nts., 4.05%, 8/30/12	885,000		366,302
United Mexican States Credit Linked Nts., 9.52%, 1/5/11	4,715,044	MXN	335,146
Deutsche Bank AG, Singapore, Vietnam Shipping Industry Group Total Return Linked Nts., 9%, 4/20/17	36,800,000,000	VND	1,223,248
Dresdner Bank AG, Lukoil Credit Linked Nts., Series 3, 7.04%, 12/12/11[1,14]	34,190,000	RUR	938,058
Eirles Two Ltd. Sec. Nts.:
Series 324, 4.841%, 4/30/12[1,5]	4,100,000		1,946,270
Series 335, 3.291%, 4/30/12[1,5]	6,300,000		3,994,830
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.802%, 3/29/17[12,14]	21,980,000	TRY	4,412,805
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37[5,12]	63,720,800,000	COP	704,376
Hallertau SPC Credit Linked Nts., Series 2008-2A, 7.083%, 9/17/13[1,5]	19,430,000		19,616,528
Hallertau SPC Philippines (Republic of) Credit Linked Nts., Series 2007-01, 3.211%, 12/20/17[1,5]	14,290,000		10,831,820
Hallertau SPC Segregated Portfolio, Brazil (Federal Republic of) Credit Linked Nts., Series 2008-01, 9.888%, 8/2/104,[5,12]	14,337,604	BRR	731,697
ING Bank NV, Ukraine (Republic of) Credit Linked Nts., Series 725, 11.89%, 12/30/09[5]	4,689,000	UAH	561,174
JPMorgan Chase Bank NA:
Brazil (Federal Republic of) Credit Linked Nts., 10.703%, 5/16/45[5]	1,445,000	BRR	1,271,907
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16[5,12]	9,020,000,000	COP	2,212,088
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16[5,12]	12,177,000,000	COP	2,729,034
Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%, 10/31/16[5,12]	12,125,000,000	COP	2,717,380
Peru (Republic of) Credit Linked Nts., 8.115%, 9/2/15[12,14]	3,470,000	PEN	744,258
Swaziland (Kingdom of) Credit Linked Nts., 7.25%, 6/20/10[5]	1,120,000		1,163,568
JPMorgan Chase Bank NA London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21[14]	25,490,000,000	IDR	2,693,649
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[5]	6,875,641		6,698,937
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[5]	1,784,000,000	COP	595,360
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[14]	4,885,000	PEN	1,065,817
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	89,030,318	RUR	1,357,958
Morgan Stanley & Co. International Ltd./Red Arrow International Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/9/12	17,279,895	RUR	491,069
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22[12,14]	28,914,000	BRR	898,481
Ukraine (Republic of) Credit Linked Nts., 3.476%, 10/15/17[1,5]	8,300,000		3,320,000
Ukraine (Republic of) Credit Linked Nts., Series 2, 4.346%, 10/15/17[1,5]	6,800,000		2,720,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[5]	2,000,000		1,424,600
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12	4,777,231		3,663,658
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12	6,391,949		4,915,378
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[5]	1,222,052	GHS	522,978

Total Structured Securities (Cost $197,386,559)			135,874,714

Event-Linked Bonds—0.9%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.666%, 5/22/12[1,14]	1,888,000		1,801,624
Atlas V Capital Ltd. Catastrophe Linked Nts., Series 2, 12.708%, 2/24/12[1,14]	820,000		809,996
Cascadia Ltd. Catastrophe Linked Nts., 4.668%, 8/31/09[1,14]	1,130,000		1,129,040
East Lane Re III Ltd. Catastrophe Linked Nts., 11.806%, 3/16/12[1,14]	3,373,000		3,378,650
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.916%, 8/10/11[1,14]	2,880,000		2,755,872
F24 | OPPENHEIMER STRATEGIC BOND FUND/VA

	Principal
	Amount	Value

Event-Linked Bonds Continued
Lakeside Re Ltd. Catastrophe Linked Nts., 7.098%, 12/31/09[1,14]	$4,100,000	$4,097,130
Medquake Ltd. Catastrophe Linked Nts., 5.983%, 5/31/10[1,14]	1,500,000	1,465,725
Midori Ltd. Catastrophe Linked Nts., 3.881%, 10/24/12[1,14]	1,850,000	1,780,440
Muteki Ltd. Catastrophe Linked Nts., 5.21%, 5/24/11[1,14]	2,100,000	1,999,935
Nelson Re Ltd. Catastrophe Linked Nts., Series 2007-I, Cl. A, 12.783%, 6/21/10[1,14]	3,340,000	3,146,614
Osiris Capital plc Catastrophe Linked Combined Mortality Index Nts., Series D, 6.131%, 1/15/10[1,14]	890,000	878,341
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts.:
Series CL2, 12.168%, 6/6/11[1,14]	2,590,000	2,381,440
Series CL3, 12.918%, 6/7/10[1,14]	1,000,000	948,200
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11[5,12]	4,205,000	5,067,025
Willow Re Ltd. Catastrophe Linked Nts., 6/16/10[4,14]	2,480,000	1,302,000

Total Event-Linked Bonds (Cost $34,146,207)		32,942,032

	Expiration	Strike
	Date	Price		Contracts

Options Purchased—0.0%
Hungarian Forint Put[6] (Cost $372,532)	8/18/09	270	EUR	15,550,000	189,499

	Shares	Value

Investment Companies—18.5%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[19,22]	3,536,645	$3,536,645
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[19,20]	450,768,943	450,768,943
Oppenheimer Master Event-Linked Bond Fund, LLC[20]	1,404,749	14,017,706
Oppenheimer Master Loan Fund, LLC[20]	25,324,221	232,703,875

Total Investment Companies (Cost $714,601,116)		701,027,169
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $4,093,999,664)		3,845,513,917
Investments Purchased with Cash Collateral from Securities Loaned—2.0%[21]
OFI Liquid Assets Fund, LLC, 1.02%[19,20] (Cost $74,026,020)	74,026,020	74,026,020
Total Investments, at Value (Cost $4,168,025,684)	103.7%	3,919,539,937
Liabilities in Excess of Other Assets	(3.7)	(138,641,278)

Net Assets	100.0%	$3,780,898,659

Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
VND	Vietnam Dong

1.	Represents the current interest rate for a variable or increasing rate security.

2.	A sufficient amount of liquid assets has been designated to cover outstanding written put options. See Note 5 of accompanying Notes.

3.	A sufficient amount of liquid assets has been designated to cover outstanding written call options. See Note 5 of accompanying Notes.

4.	Issue is in default. See Note 1 of accompanying Notes.
F25 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

5.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of June 30, 2009 was $132,175,758, which represents 3.50% of the Fund’s net assets, of which $5,334,414 is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1A, 7.204%, 9/24/14	12/27/07	$1,364,764	$1,127,712	$237,052
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1B, 7.204%, 9/24/14	6/12/08	286,334	225,543	60,791
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1C, 7.204%, 9/24/14	8/12/08	487,085	375,904	111,181
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.704%, 5/22/15	5/21/08	136,622	107,608	29,014
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.704%, 5/22/15	6/12/08	239,007	188,263	50,744
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.704%, 5/22/15	6/18/08	3,626,317	2,838,556	787,761
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.704%, 5/22/15	7/8/08	264,086	206,870	57,216
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.704%, 5/22/15	7/15/08	192,185	150,295	41,890
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.704%, 5/22/15	8/8/08	124,426	95,986	28,440
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.704%, 5/22/15	8/22/08	22,959	17,677	5,282

		$6,743,785	$5,334,414	$1,409,371

6.	Non-income producing security.

7.	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.

8.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $17,400,869 or 0.46% of the Fund’s net assets as of June 30, 2009.

9.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $4,650,855 or 0.12% of the Fund’s net assets as of June 30, 2009.

10.	When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See Note 1 of accompanying Notes.

11.	Partial or fully-loaned security. See Note 7 of accompanying Notes.

12.	Zero coupon bond reflects effective yield on the date of purchase.

13.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $25,618,608. See Note 5 of accompanying Notes.

14.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $322,766,868 or 8.54% of the Fund’s net assets as of June 30, 2009.

15.	Interest or dividend is paid-in-kind, when applicable.

16.	Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

17.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

18.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

19.	Rate shown is the 7-day yield as of June 30, 2009.

20.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser.Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

OFI Liquid Assets Fund, LLC	325,265,870	115,905,820	367,145,670	74,026,020
Oppenheimer Institutional Money Market Fund, Cl. E	314,416,821	2,276,579,177	2,140,227,055	450,768,943
Oppenheimer Master Event-Linked Bond Fund, LLC	1,404,749	—	—	1,404,749
Oppenheimer Master Loan Fund, LLC	14,194,313	11,129,908	—	25,324,221

				Realized
	Value	Income		Loss

OFI Liquid Assets Fund, LLC	$74,026,020	$450,546	[a]	$—
Oppenheimer Institutional Money Market Fund, Cl. E	450,768,943	2,295,917		—
Oppenheimer Master Event-Linked Bond Fund, LLC	14,017,706	626,451	[b]	91,029	[b]
Oppenheimer Master Loan Fund, LLC	232,703,875	6,305,685	[c]	5,754,170	[c]

	$771,516,544	$9,678,599		$5,845,199

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

21.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7 of accompanying Notes.

22.	Interest rate less than 0.0005%.
F26 | OPPENHEIMER STRATEGIC BOND FUND/ VA

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$21,560,344	$—	$21,560,344
Mortgage-Backed Obligations	—	620,240,389	—	620,240,389
U.S. Government Obligations	—	459,158,257	—	459,158,257
Foreign Government Obligations	—	900,595,644	—	900,595,644
Loan Participations	—	65,041,803	—	65,041,803
Corporate Bonds and Notes	—	905,814,862	466,697	906,281,559
Preferred Stocks	—	—	—	—
Common Stocks	481,185	2,119,151	2,168	2,602,504
Rights, Warrants and Certificates	—	—	3	3
Structured Securities	—	135,874,714	—	135,874,714
Event-Linked Bonds	—	32,942,032	—	32,942,032
Options Purchased	—	189,499	—	189,499
Investment Companies	701,027,169	—	—	701,027,169
Investments Purchased with Cash Collateral from Securities Loaned	74,026,020	—	—	74,026,020

Total Investments, at Value	775,534,374	3,143,536,695	468,868	3,919,539,937
Other Financial Instruments:
Swaps	—	23,757,483	—	23,757,483
Foreign currency exchange contracts	—	13,203,275	—	13,203,275
Futures	1,534,891	—	—	1,534,891

Total Assets	$777,069,265	$3,180,497,453	$468,868	$3,958,035,586

Liabilities Table
Other Financial Instruments:
Swaps	$—	$(22,115,585)	$—	$(22,115,585)
Options written	—	(271,014)	—	(271,014)
Foreign currency exchange contracts	—	(5,100,488)	—	(5,100,488)
Futures	(1,833,379)	—	—	(1,833,379)
Unfunded loan commitments	—	(846,883)	—	(846,883)

Total Liabilities	$(1,833,379)	$(28,333,970)	$—	$(30,167,349)

Currency contracts, forwards and unfunded loan commitments, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F27 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of June 30, 2009 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Hungarian Forint (HUF)	Buy	1,561,000	HUF	7/6/09	$8,036,543	$129,945	$—
Indonesia Rupiah (IDR)	Buy	221,316,000	IDR	8/19/09-8/26/09	21,425,506	127,839	—
Japanese Yen (JPY)	Buy	1,047,000	JPY	11/12/09	10,888,167	258,725	—
New Zealand Dollar (NZD)	Buy	18,540	NZD	8/10/09	11,932,329	158,510	48,984
New Taiwan Dollar (TWD)	Sell	226,000	TWD	7/6/09	6,898,082	137,813	—
Philippines Peso (PHP)	Sell	92,900	PHP	7/17/09	1,926,866	—	2,276
Polish Zloty (PLZ)	Buy	15,190	PLZ	8/10/09	4,772,069	100,052	—

						912,884	51,260
Bank Paribas Asia—FGN:
Euro (EUR)	Sell	30,095	EUR	8/3/09-11/12/09	42,215,526	148,466	829,155
Hungarian Forint (HUF)	Buy	3,299,000	HUF	8/3/09	16,867,441	498,531	—
Japanese Yen (JPY)	Sell	286,770	JPY	8/10/09	2,978,236	—	64,558
Polish Zloty (PLZ)	Buy	66,780	PLZ	8/3/09	20,989,273	93,097	—
Polish Zloty (PLZ)	Sell	7,970	PLZ	11/12/09	2,489,529	—	75,109
Swedish Krona (SEK)	Sell	18,570	SEK	8/10/09	2,406,852	—	84,964
Swiss Franc (CHF)	Buy	732	CHF	8/10/09	674,041	2,580	—

						424,751	1,053,786
Barclay’s Capital:
Euro (EUR)	Buy	17,340	EUR	9/24/09	24,320,958	322,398	—
Euro (EUR)	Sell	13,232	EUR	8/10/09	18,562,579	11,120	147,718
Israeli Shekel (ILS)	Sell	29,100	ILS	7/6/09	7,404,787	91,233	—
Polish Zloty (PLZ)	Sell	15,950	PLZ	11/12/09	4,982,182	—	70,711

						424,751	218,429
Chase Manhattan Bank
Japanese Yen (JPY)	Buy	378	JPY	7/7/09	3,920	—	4
Citigroup:
British Pound Sterling (GBP)	Buy	1,110	GBP	8/10/09	1,826,105	54,559	—
Chilean Peso (CLP)	Sell	4,137,000	CLP	8/3/09	7,772,447	27,327	—
Chinese Renminbi (Yuan) (CNY)	Buy	87,300	CNY	9/2/09	12,789,773	—	328,184
Peruvian New Sol (PEN)	Buy	44,060	PEN	7/13/09	14,644,160	—	241,809
Peruvian New Sol (PEN)	Sell	10,880	PEN	10/26/09	3,598,497	—	122,459
Singapore Dollar (SGD)	Buy	2,100	SGD	8/11/09	1,449,315	6,016	—

						87,902	692,452
Credit Suisse:
Japanese Yen (JPY)	Buy	2,429,000	JPY	11/12/09	25,260,130	600,795	—
Japanese Yen (JPY)	Sell	91,000	JPY	8/10/09	945,076	—	18,245
Mexican Nuevo Peso (MXN)	Sell	214,060	MXN	8/10/09	16,154,971	—	286,920
New Turkish Lira (TRY)	Buy	32,474	TRY	7/2/09-7/29/09	21,023,351	—	32,562
New Turkish Lira (TRY)	Sell	21,231	TRY	8/10/09	13,637,575	11,413	—
Russian Ruble (RUR)	Sell	3,050	RUR	11/16/09	93,976	—	2,467
South African Rand (ZAR)	Buy	166,885	ZAR	7/15/09-8/17/09	21,463,756	962,666	—

						1,574,874	340,194
Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Buy	1,199	AUD	7/20/09	964,613	24,010	—
British Pound Sterling (GBP)	Buy	2,325	GBP	7/20/09	3,825,041	39,127	—
Canadian Dollar (CAD)	Buy	4,130	CAD	7/20/09	3,551,049	—	59,059
Euro (EUR)	Buy	15,030	EUR	7/20/09	21,085,366	279,787	—
Euro (EUR)	Sell	9,830	EUR	11/12/09	13,786,816	—	476,996
Japanese Yen (JPY)	Buy	489,000	JPY	7/21/09	5,077,311	—	28,885
Japanese Yen (JPY)	Sell	1,728,000	JPY	7/22/09	17,942,125	62,752	—
Russian Ruble (RUR)	Sell	107,800	RUR	9/18/09	3,385,192	634,946	—
F28 | OPPENHEIMER STRATEGIC BOND FUND/VA

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Deutsche Bank Capital Corp. Continued
Swiss Franc (CHF)	Buy	952	CHF	7/20/09	876,394	$274	$—

						1,040,896	564,940
Goldman, Sachs & Co.:
Brazilian Real (BRR)	Buy	195,022	BRR	7/2/09-1/5/10	$98,440,343	4,767,726	543,536
Brazilian Real (BRR)	Sell	8,680	BRR	8/4/09	4,399,119	52,620	—
Mexican Nuevo Peso (MXN)	Buy	326,650	MXN	8/10/09	24,652,066	335,628	—
South African Rand (ZAR)	Buy	31,210	ZAR	7/15/09	4,034,089	172,182	—
South Korean Won (KRW)	Buy	12,420,000	KRW	8/24/09	9,777,223	—	281,337

						5,328,156	824,872
Hong Kong & Shanghai Bank Corp.:
Hungarian Forint (HUF)	Buy	2,447,000	HUF	7/20/09	12,553,524	527,181	—
Israeli Shekel (ILS)	Sell	51,660	ILS	7/31/09	13,146,978	—	94,437
Russian Ruble (RUR)	Buy	45,980	RUR	9/18/09	1,443,888	46,320	—

						573,501	94,437
JP Morgan Chase:
Argentine Peso (ARP)	Buy	26,150	ARP	7/28/09	6,782,045	33,658	—
Australian Dollar (AUD)	Buy	13,600	AUD	8/10/09	10,924,002	39,418	—
Chinese Renminbi (Yuan) (CNY)	Buy	80,050	CNY	12/17/09	11,764,245	265,440	41,782
Hong Kong Dollar (HKD)	Sell	58,500	HKD	8/3/09	7,550,595	—	455
Indonesia Rupiah (IDR)	Buy	24,670,000	IDR	8/18/09	2,389,882	4,002	—
Malaysian Ringgit (MYR)	Buy	6,340	MYR	7/8/09	1,803,152	—	8,639
Mexican Nuevo Peso (MXN)	Buy	129,125	MXN	8/10/09	9,744,981	197,069	—
Russian Ruble (RUR)	Buy	64,870	RUR	9/18/09-11/16/09	2,035,280	24,742	—
South Korean Won (KRW)	Sell	9,260,000	KRW	8/3/09	7,283,601	—	49,226

						564,329	100,102
Morgan Stanley & Co., Inc.
South African Rand (ZAR)	Buy	31,780	ZAR	7/15/09	4,107,765	242,526	—
RBS Greenwich Capital:
Norwegian Krone (NOK)	Buy	77,130	NOK	8/10/09	11,981,872	43,300	11,382
Polish Zloty (PLZ)	Buy	24,420	PLZ	8/3/09	7,675,323	176,935	—
Swiss Franc (CHF)	Sell	13,687	CHF	8/10/09	12,603,282	719	—

						220,954	11,382
Santander Investments:
Brazilian Real (BRR)	Buy	63,000	BRR	8/4/09	31,929,089	—	243,314
Colombian Peso (COP)	Buy	23,860,000	COP	8/5/09	11,060,876	776,393	—
Colombian Peso (COP)	Sell	15,056,000	COP	7/17/09-7/31/09	6,994,332	—	374,568
Mexican Nuevo Peso (MXN)	Sell	382,330	MXN	7/20/09-8/31/09	28,785,723	—	166,419
Peruvian New Sol (PEN)	Sell	11,779	PEN	9/4/09	3,903,693	—	364,330

						776,393	1,148,631
Standard New York Securities, Inc.
South African Rand (ZAR)	Buy	181,660	ZAR	8/3/09-8/17/09	23,342,583	660,619	—
State Street
Canadian Dollar (CAD)	Sell	7,500	CAD	8/10/09	6,449,499	52,816	—

Total unrealized appreciation and depreciation						$13,203,275	$5,100,488

F29 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Futures Contracts as of June 30, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

CAC40 10 Euro Index	Sell	141	7/17/09	$6,203,106	$232,763
DAX Index	Sell	76	9/18/09	12,846,050	44,802
Euro-Bundesobligation, 5 yr.	Buy	131	9/8/09	21,216,770	209,518
Euro-Bundesobligation, 10 yr.	Buy	51	9/8/09	8,662,767	179,921
Euro-Bundesobligation, 10 yr.	Sell	99	9/8/09	16,815,959	(199,394)
FTSE 100 Index	Buy	51	9/18/09	3,539,115	(117,559)
FTSE 100 Index	Sell	148	9/18/09	10,270,372	234,608
IBEX 35 Index	Buy	30	7/17/09	4,089,474	108,650
Japan (Government of) Bonds, 10 yr.	Buy	40	9/9/09	5,738,309	58,690
Mexican Bolsa Index	Sell	197	9/18/09	3,676,625	98,170
MSCI Taiwan Index	Buy	151	7/30/09	3,479,040	(6,351)
NASDAQ 100 E-Mini Index	Buy	456	9/18/09	13,463,400	(83,174)
NIKKEI 225 Index	Buy	21	9/10/09	1,083,952	14,634
NIKKEI 225 Index	Sell	96	9/10/09	9,895,469	(89,928)
SGX CNX Nifty Index	Sell	407	7/30/09	3,502,235	(50,568)
SPI 200 Index	Buy	54	9/17/09	4,243,634	(66,302)
Standard & Poor’s 500 E-Mini Index	Sell	1,206	9/18/09	55,204,650	1,273,657
Standard & Poor’s/MIB Index, 10 yr.	Buy	28	9/18/09	3,748,888	(124,399)
U.S. Treasury Long Bonds	Buy	2,006	9/21/09	237,428,906	4,090,442
U.S. Treasury Long Bonds	Sell	186	9/21/09	22,014,844	(544,189)
U.S. Treasury Nts., 2 yr.	Buy	660	9/30/09	142,704,375	(12,869)
U.S. Treasury Nts., 2 yr.	Sell	165	9/30/09	35,676,094	(2,186)
U.S. Treasury Nts., 5 yr.	Buy	1,850	9/30/09	212,229,688	(654,557)
U.S. Treasury Nts., 5 yr.	Sell	896	9/30/09	102,788,000	1,185,917
U.S. Treasury Nts., 10 yr.	Buy	3,975	9/21/09	462,155,859	3,175,973
U.S. Treasury Nts., 10 yr.	Sell	2,278	9/21/09	264,853,094	(471,133)
United Kingdom Long Gilt	Buy	140	9/28/09	27,197,078	218,398

					$8,703,534

Written Options as of June 30, 2009 are as follows:

		Number of	Exercise		Expiration	Premiums
Description	Type	Contracts	Price		Date	Received	Value

Hungarian Forint (HUF)	Put	15,550,000	255.000	EUR	8/18/09	$100,626	$(22,824)
Polish Zloty (PLN)	Call	7,870,000	4.670	EUR	7/27/09	78,720	(93,402)
Polish Zloty (PLN)	Call	7,870,000	4.687	EUR	7/27/09	81,472	(30,913)
Polish Zloty (PLN)	Put	7,870,000	4.379	EUR	7/27/09	79,546	(68,341)
Polish Zloty (PLN)	Put	7,870,000	4.381	EUR	7/27/09	76,518	(55,534)

						$416,882	$(271,014)

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency: EUR Euro
F30 | OPPENHEIMER STRATEGIC BOND FUND/VA

Credit Default Swap Contracts as of June 30, 2009 are as follows:

		Buy/Sell	Notional			Payment
	Swap	Credit	Amount	Receive	Termination	Received/
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	(Paid)	Value

American International Group, Inc.:
	Deutsche Bank AG	Sell	$3,035	5.00%	6/20/14	$711,539	$(832,317)
	Morgan Stanley Capital Services, Inc.	Sell	3,035	5.00	6/20/14	696,785	(832,317)

		Total	6,070			1,408,324	(1,664,634)
Bolivarian Republic of Venezuela:
	Barclays Bank plc	Sell	1,360	30.50	1/20/10	—	328,036
	Morgan Stanley Capital Services, Inc.	Sell	1,360	30.00	1/20/10	—	321,348

		Total	2,720			—	649,384
CDX Emerging Market Index, Series 11:
	Barclays Bank plc	Buy	7,650	5.00	6/20/14	490,662	(351,224)
	Barclays Bank plc	Buy	12,500	5.00	6/20/14	778,472	(573,895)
	Deutsche Bank AG	Buy	4,600	5.00	6/20/14	295,039	(211,193)
	Goldman Sachs International	Buy	12,250	5.00	6/20/14	762,903	(562,417)

		Total	37,000			2,327,076	(1,698,729)
Cemex SAB de CV:
	UBS AG	Buy	1,535	5.30	10/20/13	—	149,220
	UBS AG	Buy	1,535	5.30	10/20/13	—	149,220

		Total	3,070			—	298,440
CIT Group, Inc.	Deutsche Bank AG	Sell	6,070	5.00	6/20/14	696,364	(1,875,504)

		Total	6,070			696,364	(1,875,504)
ConocoPhillips	Deutsche Bank AG	Buy	6,070	1.00	6/20/14	150,637	(135,453)

		Total	6,070			150,637	(135,453)
Darden Restaurants, Inc.	Deutsche Bank AG	Sell	6,070	1.00	6/20/14	9,733	(67,363)

		Total	6,070			9,733	(67,363)
Development Bank of Kazakhstan JSC	Credit Suisse International	Sell	8,170	3.75	2/20/13	—	(1,416,980)

		Total	8,170			—	(1,416,980)
Devon Energy	Credit Suisse International	Buy	6,070	1.00	6/20/14	150,026	(143,109)

		Total	6,070			150,026	(143,109)
FirstEnergy Corp.	Morgan Stanley Capital Services, Inc.	Buy	6,070	1.00	6/20/14	(130,657)	316,283

		Total	6,070			(130,657)	316,283
HSBK Europe BV:
	Credit Suisse International	Sell	1,600	4.95	3/20/13	—	(577,391)
	Morgan Stanley Capital Services, Inc.	Sell	3,200	4.88	3/20/13	—	(1,159,108)
	Morgan Stanley Capital Services, Inc.	Sell	3,200	4.78	3/20/13	—	(1,165,289)

		Total	8,000			—	(2,901,788)
Islamic Republic of Pakistan	Citibank NA, New York	Sell	1,570	5.10	3/20/13	—	(553,030)

		Total	1,570			—	(553,030)
F31 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

		Buy/Sell	Notional			Payment
	Swap	Credit	Amount	Receive	Termination	Received/
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	(Paid)	Value

Istanbul Bond Co. SA	Morgan Stanley Capital Services, Inc.	Sell	$5,180	1.30%	3/24/13	$—	$(851,888)

		Total	5,180			—	(851,888)
Marsh & Mclennan Cos., Inc.	Deutsche Bank AG	Buy	6,070	1.00	6/20/14	161,719	(143,109)

		Total	6,070			161,719	(143,109)
McDonald’s Corp.	Morgan Stanley Capital Services, Inc.	Sell	6,070	1.00	6/20/14	(206,842)	177,985

		Total	6,070			(206,842)	177,985
Norfolk Southern	Barclays Bank plc	Buy	6,070	1.00	6/20/14	197,027	(160,505)

		Total	6,070			197,027	(160,505)
PEMEX Project Funding Master	Goldman Sachs International	Buy	1,005	3.45	11/20/13	—	(45,080)

		Total	1,005			—	(45,080)
Republic of Peru	Deutsche Bank AG	Buy	1,900	1.71	12/20/16	—	43,282

		Total	1,900			—	43,282
Republic of Turkey:
	Citibank NA, New York	Buy	3,250	5.25	12/20/13	—	(339,227)
	Goldman Sachs International	Buy	6,500	5.29	12/20/13	—	(688,705)

		Total	9,750			—	(1,027,932)
Russian Federation	Citibank NA, New York	Sell	10,000	0.36	1/20/11	—	(439,554)

		Total	10,000			—	(439,554)
Standard Bank London Holdings plc for NAK Naftogaz Ukrainy	Credit Suisse International	Sell	2,570	3.25	4/20/11	—	(1,035,978)

		Total	2,570			—	(1,035,978)
Troy Capital SA for Yasar Holdings SA:
	Morgan Stanley Capital Services, Inc.	Sell	1,340	8.75	6/20/10	—	(200,329)
	Morgan Stanley Capital Services, Inc.	Sell	1,340	8.50	10/20/09	—	(48,686)

		Total	2,680			—	(249,015)
Ukraine:
	Citibank NA, New York	Buy	1,660	4.18	8/20/13	—	607,656
	Citibank NA, New York	Buy	2,340	6.65	10/20/13	—	753,358
	Goldman Sachs International	Buy	4,600	4.22	8/20/13	—	1,679,455
	Merrill Lynch International	Buy	7,580	4.30	8/20/13	—	2,752,897

		Total	16,180			—	5,793,366
United Mexican States	Citibank NA, New York	Sell	2,760	3.75	2/20/14	—	202,460

		Total	2,760			—	202,460
VTB Capital SA	Goldman Sachs International	Buy	3,300	7.40	5/28/13	—	(168,283)

		Total	3,300			—	(168,283)
XL Capital Ltd.	Deutsche Bank AG	Sell	6,070	5.00	6/20/14	(614,883)	128,277

		Total	6,070			(614,883)	128,277

				Grand Total Buys		2,855,828	2,929,171
				Grand Total Sells		1,292,696	(9,897,628)

				Total Credit Default Swaps		$4,148,524	$(6,968,457)

F32 | OPPENHEIMER STRATEGIC BOND FUND/VA

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential
Asset on which the	Payments for Selling Credit	Amount	Reference Asset
Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$24,280,000	$—	A to BBB
Non-Investment Grade Single Name Corporate Debt	6,070,000	—	BB
Investment Grade Sovereign Debt	26,110,000	—	BBB+ to BBB-
Non-Investment Grade Sovereign Debt	17,540,000	—	BB to CCC+

Total	$74,000,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Interest Rate Swap Contracts as of June 30, 2009 are as follows:

	Notional
Interest Rate/Swap	Amount		Paid by	Received by	Termination
Counterparty	(000’s)		the Fund	the Fund	Date	Value

AUD BBR BBSW:
Westpac Banking Corp.	12,305	AUD	Six-Month AUD BBR BBSW	5.580%	6/23/14	$85,143
Westpac Banking Corp.	6,185	AUD	Six-Month AUD BBR BBSW	5.368	6/19/14	(1,524)
Westpac Banking Corp.	13,885	AUD	Six-Month AUD BBR BBSW	5.525	6/25/14	70,063

Total	32,375	AUD				153,682
BZDI:
Banco Santander Central Hispano SA	4,420	BRR	BZDI	14.000	1/3/12	194,780
Banco Santander SA, Inc.	32,480	BRR	BZDI	14.900	1/2/12	1,319,141
Goldman Sachs Group, Inc. (The)	30,100	BRR	BZDI	12.800	1/2/17	316,899
Goldman Sachs International	2,640	BRR	BZDI	14.100	1/2/17	84,919
Goldman Sachs International	17,000	BRR	BZDI	13.900	1/2/17	546,958
J Aron & Co.	43,800	BRR	BZDI	10.670	1/2/12	(410,332)
J Aron & Co.	8,745	BRR	BZDI	14.160	1/2/17	303,837
J Aron & Co.	8,790	BRR	BZDI	12.920	1/2/14	209,439
J Aron & Co.	4,390	BRR	BZDI	12.870	1/2/14	100,653
J Aron & Co.	19,400	BRR	BZDI	12.390	1/2/12	255,769
J Aron & Co.	6,910	BRR	BZDI	12.260	1/2/15	68,035
J Aron & Co.	3,160	BRR	BZDI	12.290	1/2/15	30,428
J Aron & Co.	4,420	BRR	BZDI	14.050	1/2/12	196,747
J Aron & Co.	7,700	BRR	BZDI	14.300	1/2/17	335,770
J Aron & Co.	8,550	BRR	BZDI	13.670	1/2/17	276,558
J Aron & Co.	10,360	BRR	BZDI	13.100	1/2/17	171,607
JPMorgan Chase Bank NA	19,400	BRR	BZDI	12.380	1/2/12	254,878
JPMorgan Chase Bank NA	17,080	BRR	BZDI	13.900	1/2/17	549,681
JPMorgan Chase Bank NA	8,750	BRR	BZDI	13.910	1/2/12	387,090
JPMorgan Chase Bank NA	15,800	BRR	BZDI	13.900	1/2/17	425,233
Morgan Stanley	12,300	BRR	BZDI	12.810	1/2/17	177,849
Morgan Stanley	12,860	BRR	BZDI	15.000	1/2/17	564,449
Morgan Stanley	8,540	BRR	BZDI	14.880	1/2/17	353,969
Morgan Stanley	32,000	BRR	BZDI	13.900	1/2/17	861,232
Morgan Stanley	8,540	BRR	BZDI	14.860	1/2/17	373,075
Morgan Stanley	17,000	BRR	BZDI	12.050	1/2/12	222,479

Total	365,135	BRR				8,171,143
F33 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts: Continued

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

CAD BA CDOR:
JPMorgan Chase Bank NA	11,525	CAD	Six-Month CAD BA CDOR	3.000%	4/30/19	$(432,080)
JPMorgan Chase Bank NA	9,470	CAD	Six-Month CAD BA CDOR	3.010	5/1/19	(348,862)

Total	20,995	CAD				(780,942)
CZK PRIBOR PRBO:
Goldman Sachs Group, Inc. (The)	142,000	CZK	Six-Month CZK PRIBOR PRBO	3.760	10/6/18	111,508
Morgan Stanley	140,800	CZK	Six-Month CZK PRIBOR PRBO	3.830	10/3/18	106,624

Total	282,800	CZK				218,132
DKK DKNA13 CIBOR
Barclays Bank plc	92,170	DKK	3.845%	Six-Month DKK DKNA13 CIBOR	4/3/19	105,723
HUF BUBOR Reuters:
Barclays Bank plc	1,433,000	HUF	Six-Month HUF BUBOR Reuters	7.820	9/19/13	(17,763)
Barclays Bank plc	866,000	HUF	Six-Month HUF BUBOR Reuters	7.180	10/8/18	(250,170)
Citibank NA	852,000	HUF	Six-Month HUF BUBOR Reuters	7.200	10/8/18	(236,811)
Citibank NA	853,000	HUF	Six-Month HUF BUBOR Reuters	7.180	10/3/18	(248,879)
JPMorgan Chase Bank NA	866,000	HUF	Six-Month HUF BUBOR Reuters	7.200	10/6/18	(240,702)
JPMorgan Chase Bank NA	666,000	HUF	Six-Month HUF BUBOR Reuters	7.890	9/12/13	6,459
JPMorgan Chase Bank NA	1,142,000	HUF	Six-Month HUF BUBOR Reuters	8.480	6/6/13	(33,873)
JPMorgan Chase Bank NA	753,000	HUF	Six-Month HUF BUBOR Reuters	7.880	8/12/13	7,470

Total	7,431,000	HUF				(1,014,269)
ILS TELBOR01 Reuters:
Credit Suisse International	6,220	ILS	Three-Month ILS TELBOR01 Reuters	4.650	12/22/18	(88,553)
Credit Suisse International	6,640	ILS	Three-Month ILS TELBOR01 Reuters	4.940	12/15/18	(64,883)
UBS AG	15,300	ILS	Three-Month ILS TELBOR01 Reuters	5.880	8/28/10	280,488
UBS AG	15,550	ILS	Three-Month ILS TELBOR01 Reuters	5.850	9/4/18	272,157
UBS AG	17,164	ILS	Three-Month ILS TELBOR01 Reuters	4.780	1/7/19	(196,426)
UBS AG	16,930	ILS	Three-Month ILS TELBOR01 Reuters	5.036	12/12/18	(119,946)

Total	77,804	ILS				82,837
F34 | OPPENHEIMER STRATEGIC BOND FUND/VA

Interest Rate Swap Contracts: Continued

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

JPY BBA LIBOR:
JPMorgan Chase Bank NA	536,100	JPY	1.210%	Six-Month JPY BBA LIBOR	3/5/19	$63,830
JPMorgan Chase Bank NA	536,100	JPY	1.268	Six-Month JPY BBA LIBOR	3/6/19	33,674
Citibank NA	536,100	JPY	1.236	Six-Month JPY BBA LIBOR	3/10/19	51,353

Total	1,608,300	JPY				148,857
MXN TIIE BANXICO:
Banco Santander SA, Inc.	90,600	MXN	MXN TIIE BANXICO	8.540%	9/27/13	341,071
Banco Santander SA, Inc.	97,800	MXN	MXN TIIE BANXICO	8.060	2/6/14	296,217
Citibank NA	175,200	MXN	MXN TIIE BANXICO	8.920	11/24/11	686,324
Credit Suisse International	35,800	MXN	MXN TIIE BANXICO	8.560	9/27/13	155,456
Credit Suisse International	22,480	MXN	MXN TIIE BANXICO	8.300	12/17/26	(56,960)
Goldman Sachs Group, Inc. (The)	54,800	MXN	MXN TIIE BANXICO	8.540	9/27/13	206,299
Goldman Sachs Group, Inc. (The)	227,000	MXN	MXN TIIE BANXICO	6.250	6/7/11	(65,352)
Goldman Sachs Group, Inc. (The)	280,800	MXN	MXN TIIE BANXICO	6.000	6/6/11	(90,672)
Goldman Sachs Group, Inc. (The)	44,400	MXN	MXN TIIE BANXICO	8.458	5/18/29	(79,427)
Goldman Sachs Group, Inc. (The)	32,000	MXN	MXN TIIE BANXICO	8.729	8/27/26	6,384
Goldman Sachs Group, Inc. (The)	174,000	MXN	MXN TIIE BANXICO	9.350	11/18/11	993,147
Goldman Sachs Group, Inc. (The)	563,000	MXN	MXN TIIE BANXICO	10.000	11/11/11	1,105,542
Goldman Sachs Group, Inc. (The)	212,800	MXN	MXN TIIE BANXICO	9.270	11/21/11	947,304
Goldman Sachs Group, Inc. (The)	211,300	MXN	MXN TIIE BANXICO	9.080	11/22/11	869,093
JPMorgan Chase Bank NA	560,000	MXN	MXN TIIE BANXICO	10.000	11/11/11	1,099,651
JPMorgan Chase Bank NA	171,100	MXN	MXN TIIE BANXICO	8.920	11/24/11	670,263

Total	2,953,080	MXN				7,084,340
NZD BBR FRA:
Westpac Banking Corp.	7,775	NZD	5.218	Three-Month NZD BBR FRA	6/19/14	5,488
Westpac Banking Corp.	16,925	NZD	5.345	Three-Month NZD BBR FRA	6/25/14	(43,796)
Westpac Banking Corp.	15,385	NZD	5.400	Three-Month NZD BBR FRA	6/23/14	(65,277)

Total	40,085	NZD				(103,585)
F35 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts: Continued

Interest Rate/	Notional Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

PLZ WIBOR WIBO:
Goldman Sachs Group, Inc. (The)	21,640	PLZ	Six-Month PLZ WIBOR WIBO	5.330%	10/6/18	$17,997
Goldman Sachs Group, Inc. (The)	21,700	PLZ	Six-Month PLZ WIBOR WIBO	5.320	10/3/18	13,280

Total	43,340	PLZ				31,277
USD BBA LIBOR
Goldman Sachs Group, Inc. (The)	18,300		Three-Month USD BBA LIBOR	3.743	6/2/19	148,478
ZAR JIBAR SAFEX:
Barclays Bank plc	81,375	ZAR	Three-Month ZAR JIBAR SAFEX	8.100	4/13/14	(217,777)
JPMorgan Chase Bank NA	83,710	ZAR	Three-Month ZAR JIBAR SAFEX	8.080	4/2/14	(226,893)

Total	165,085	ZAR				(444,670)

			Total Interest Rate Swaps			$13,801,003

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CZK	Czech Koruna
DKK	Danish Krone
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
PLZ	Polish Zloty
ZAR	South African Rand
Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANIXCO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR	Bank Bill Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian financial market)
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CIBOR	Copenhagen Interbank Offered Rate
DKNA13	Reuters 12-Month CIBOR
FRA	Forward Rate Agreement
JIBAR	South Africa Johannesburg Interbank Agreed Rate
PRIBOR PRBO	Prague Interbank Offering Rate
SAFEX	South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate
TELBOR01	Tel Aviv Interbank Offered Rate 1 Month
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
F36 | OPPENHEIMER STRATEGIC BOND FUND/VA

Total Return Swap Contracts as of June 30, 2009 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities:
Citibank NA, New York	945,687	JPY	One-Month JPY BBA LIBOR plus 40 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/14/10	$508,328
Citibank NA, New York	6,897	GBP	One-Month GBP BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	5/7/10	(217,340)
Deutsche Bank AG	453		One-Month BBA LIBOR plus 21.354 basis points and if negative, the absolute value of the Total Return of a custom equity basket	If positive, the Total Return of a custom equity basket	10/5/09	(541,217)
Deutsche Bank AG, London	38,333		One-Month BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a custom equity basket	If positive, the Total Return of a custom equity basket	3/5/10	(2,112,746)
Morgan Stanley	4,871	EUR	One-Month EUR BBA LIBOR plus 25 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	3/5/10	(602,689)
Morgan Stanley International	5,231	EUR	One-Month EUR BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	10/7/09	(474,727)

					Reference Entity Total	(3,440,391)
Korea Stock Price Index 200
Citibank NA	4,572,558	KRW	If positive, the Total Return of the KOSPI 200 Index	If negative, the absolute value of the Total Return of the KOSPI 200 Index	9/10/09	13,255
F37 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Gross Belgium USD Index
Morgan Stanley	$3,539	If positive, the Total Return of MSCI Daily Gross Belgium USD Index	One-Month BBA LIBOR minus 95 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Belgium USD Index	5/10/11	$127,857
MSCI Daily TR Net Emerging Markets USD Index
UBS AG	9,025	One-Month BBA LIBOR plus 100 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets USD Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets USD Index	5/12/10	(564,948)
S&P 500 Citigroup Value Index
Citibank NA	9,317	If positive, the Total Return of the S&P 500 Citigroup Value Index	One-Month BBA LIBOR minus 15 basis points and if negative, the absolute value of the Total Return of the S&P 500 Citigroup Value Index	6/2/10	251,919

				Total of Total Return Swaps	$(3,612,308)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
KRW	South Korean Won

Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
KOSPI 200	Korean Stock Exchange Capitalization-weighted Index
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
TR	Total Return
F38 | OPPENHEIMER STRATEGIC BOND FUND/VA

Currency Swaps as of June 30, 2009 are as follows:

Reference Entity/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount (000s)		the Fund	the Fund	Date	Value

JSC “Rushydro” (Open Joint Stock Company) “Federal Hydrogeneration Company”) and OJSC Saratovskaya HPP and any Successor(s)
Morgan Stanley Capital Services, Inc.	271,430	RUR	Three-Month USD BBA LIBOR	7.75% from debt obligations of JSC Rushydro and OJSC Saratovskaya HPP	12/26/13	$(2,074,193)
MXN TIIE BANXICO:

Deutsche Bank AG	1,620		Six-Month USD BBA LIBOR	5.46% times UDI	5/13/15	177,884
Deutsche Bank AG	930		Six-Month USD BBA LIBOR	5.25% times UDI	6/23/15	72,683
Goldman Sachs Group, Inc. (The)	920		Six-Month USD BBA LIBOR	5.08% times UDI	1/20/15	124,761

					Reference Entity Total	375,328
USD BBA LIBOR

Goldman Sachs Group, Inc. (The)	920		Six-Month USD BBA LIBOR	5.10% times UDI	1/14/15	120,525

					Total Currency Swaps	$(1,578,340)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

RUR	Russian Ruble

Abbreviations/Definitions are as follows:

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
MXN-TIIE	Mexican Nuevo Peso-Interbank Equilibrium Interest Rate
UDI	Unidad de Inversion (Unit of Investment)
Swap Summary as of June 30, 2009 is as follows:
The following table aggregates, as of period, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value

Banco Santander Central Hispano SA	Interest Rate	4,420	BRR	$194,780
Banco Santander SA, Inc.:
	Interest Rate	32,480	BRR	1,319,141
	Interest Rate	188,400	MXN	637,288

				1,956,429
Barclays Bank plc:
	Credit Default Buy Protection	26,220		(1,085,624)
	Credit Default Sell Protection	1,360		328,036
	Interest Rate	92,170	DKK	105,723
	Interest Rate	2,299,000	HUF	(267,933)
	Interest Rate	81,375	ZAR	(217,777)

				(1,137,575)

F39 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Swap Summary: Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value

Citibank NA:
	Interest Rate	1,705,000	HUF	$(485,690)
	Interest Rate	536,100	JPY	51,353
	Interest Rate	175,200	MXN	686,324
	Total Return	4,572,558	KRW	13,255
	Total Return	9,317		251,919

				517,161
Citibank NA, New York:
	Credit Default Buy Protection	7,250		1,021,787
	Credit Default Sell Protection	14,330		(790,124)
	Total Return	6,897	GBP	(217,340)
	Total Return	945,687	JPY	508,328

				522,651
Credit Suisse International:
	Credit Default Buy Protection	6,070		(143,109)
	Credit Default Sell Protection	12,340		(3,030,349)
	Interest Rate	12,860	ILS	(153,436)
	Interest Rate	58,280	MXN	98,496

				(3,228,398)
Deutsche Bank AG:
	Credit Default Buy Protection	18,640		(446,473)
	Credit Default Sell Protection	21,245		(2,646,907)
	Currency	2,550		250,567
	Total Return	453		(541,217)

				(3,384,030)
Deutsche Bank AG, London	Total Return	38,333		(2,112,746)
Goldman Sachs Group, Inc. (The):
	Currency	1,840		245,286
	Interest Rate	30,100	BRR	316,899
	Interest Rate	142,000	CZK	111,508
	Interest Rate	1,800,100	MXN	3,892,318
	Interest Rate	43,340	PLZ	31,277
	Interest Rate	18,300		148,478

				4,745,766
Goldman Sachs International:
	Credit Default Buy Protection	27,655		214,970
	Interest Rate	19,640	BRR	631,877

				846,847
J Aron & Co.	Interest Rate	126,225	BRR	1,538,511
JPMorgan Chase Bank NA:
	Interest Rate	61,030	BRR	1,616,882
	Interest Rate	20,995	CAD	(780,942)
	Interest Rate	3,427,000	HUF	(260,646)
	Interest Rate	1,072,200	JPY	97,504
	Interest Rate	731,100	MXN	1,769,914
	Interest Rate	83,710	ZAR	(226,893)

				2,215,819
Merrill Lynch International	Credit Default Buy Protection	7,580		2,752,897
F40 | OPPENHEIMER STRATEGIC BOND FUND/VA

Swap Summary: Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value

Morgan Stanley:
	Interest Rate	91,240	BRR	$2,553,053
	Interest Rate	140,800	CZK	106,624
	Total Return	4,871	EUR	(602,689)
	Total Return	3,539		127,857

				2,184,845

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	6,070		316,283
	Credit Default Sell Protection	24,725		(3,758,284)
	Currency	271,430	RUR	(2,074,193)

				(5,516,194)

Morgan Stanley International	Total Return	5,231	EUR	(474,727)
UBS AG:
	Credit Default Buy Protection	3,070		298,440
	Interest Rate	64,944	ILS	236,273
	Total Return	9,025		(564,948)

				(30,235)

Westpac Banking Corp.:
	Interest Rate	32,375	AUD	153,682
	Interest Rate	40,085	NZD	(103,585)

				50,097

		Total Swaps		$1,641,898

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pounds Sterling
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
PLZ	Polish Zloty
RUR	Russian Ruble
ZAR	South African Rand
See accompanying Notes to Financial Statements.
F41 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,382,935,193)	$3,148,023,393
Affiliated companies (cost $785,090,491)	771,516,544

3,919,539,937
Cash—foreign currencies (cost $6,088,172)	6,069,415
Unrealized appreciation on foreign currency exchange contracts	13,203,275
Swaps, at value (net upfront payments received $2,855,828)	23,757,483
Receivables and other assets:
Interest, dividends and principal paydowns	47,269,512
Investments sold (including $2,517,143 sold on a when-issued or delayed delivery basis)	16,047,469
Closed foreign currency contracts	10,905,771
Shares of beneficial interest sold	9,263,338
Futures margins	1,534,891
Other	62,829

Total assets	4,047,653,920

Liabilities
Options written, at value (premiums received $416,882)	271,014
Return of collateral for securities loaned	74,026,020
Unrealized depreciation on foreign currency exchange contracts	5,100,488
Swaps, at value (net upfront payments received $1,292,696)	22,115,585
Unrealized depreciation on unfunded loan commitments	846,883
Payables and other liabilities:
Investments purchased (including $121,982,524 purchased on a when-issued or delayed delivery basis)	151,852,118
Closed foreign currency contracts	6,147,548
Shares of beneficial interest redeemed	2,027,384
Futures margins	1,833,379
Distribution and service plan fees	1,818,877
Transfer and shareholder servicing agent fees	306,435
Shareholder communications	207,640
Trustees’ compensation	16,577
Other	185,313

Total liabilities	266,755,261

Net Assets	$3,780,898,659

Composition of Net Assets
Par value of shares of beneficial interest	$788,758
Additional paid-in capital	4,145,678,038
Accumulated net investment income	148,343,683
Accumulated net realized loss on investments and foreign currency transactions	(287,859,864)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(226,051,956)

Net Assets	$3,780,898,659

F42 | OPPENHEIMER STRATEGIC BOND FUND/VA

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $681,808,479 and 144,169,463 shares of beneficial interest outstanding)	$4.73
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $3,099,090,180 and 644,588,593 shares of beneficial interest outstanding)	$4.81
See accompanying Notes to Financial Statements.
F43 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund:
Interest	$624,895
Dividends	1,556
Expenses[2]	(37,036)

Net investment income from Oppenheimer Master Event-Linked Bond Fund, LLC	589,415
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	6,259,361
Dividends	46,324
Expenses[3]	(232,138)

Net investment income from Oppenheimer Master Loan Fund, LLC	6,073,547

Investment Income
Interest (net of foreign withholding taxes of $65,691)	107,171,390
Dividends:
Unaffiliated companies	12,648
Affiliated companies	2,295,917
Fee income	1,889,949
Income from investment of securities lending cash collateral, net-affiliated companies	450,546

Total investment income	111,820,450

Expenses
Management fees	9,545,975
Distribution and service plan fees—Service shares	3,533,598
Transfer and shareholder servicing agent fees:
Non-Service shares	114,543
Service shares	505,722
Shareholder communications:
Non-Service shares	30,194
Service shares	132,709
Custodian fees and expenses	123,308
Trustees’ compensation	32,388
Other	90,940

Total expenses	14,109,377
Less waivers and reimbursements of expenses	(516,879)

Net expenses	13,592,498

Net Investment Income	104,890,914

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $264.

3.	Net of expense waivers and/or reimbursements of $6,526.
F44 | OPPENHEIMER STRATEGIC BOND FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(112,623,431)
Closing and expiration of option contracts written	682,270
Closing and expiration of futures contracts	(19,073,110)
Foreign currency transactions	(19,918,983)
Short positions	(45,916)
Swap contracts	(90,726,691)
Allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(91,029)
Allocated from Oppenheimer Master Loan Fund, LLC	(5,754,170)

Net realized loss	(247,551,060)
Net change in unrealized appreciation (depreciation) on:
Investments	248,388,919
Translation of assets and liabilities denominated in foreign currencies	43,898,488
Futures contracts	2,841,635
Option contracts written	133,145
Short positions	27,270
Swap contracts	22,923,506
Unfunded loan commitments	(2,565,840)
Allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(242,589)
Allocated from Oppenheimer Master Loan Fund, LLC	33,900,711

Net change in unrealized depreciation	349,305,245

Net Increase in Net Assets Resulting from Operations	$206,645,099

See accompanying Notes to Financial Statements.
F45 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$104,890,914	$218,155,192
Net realized loss	(247,551,060)	(197,517,639)
Net change in unrealized depreciation	349,305,245	(643,679,330)

Net increase (decrease) in net assets resulting from operations	206,645,099	(623,041,777)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,468,223)	(36,989,595)
Service shares	(7,263,543)	(140,242,199)

	(10,731,766)	(177,231,794)
Distributions from net realized gain:
Non-Service shares	(522,726)	(8,547,484)
Service shares	(2,276,448)	(33,595,865)

	(2,799,174)	(42,143,349)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(639,128)	73,339,965
Service shares	129,538,887	617,334,287

	128,899,759	690,674,252

Net Assets
Total increase (decrease)	322,013,918	(151,742,668)
Beginning of period	3,458,884,741	3,610,627,409

End of period (including accumulated net investment income of $148,343,683 and $54,184,535, respectively)	$3,780,898,659	$3,458,884,741

See accompanying Notes to Financial Statements.
F46 | OPPENHEIMER STRATEGIC BOND FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$4.49	$5.56	$5.26	$5.11	$5.21	$5.05

Income (loss) from investment operations:
Net investment income[1]	.18	.30	.28	.26	.25	.22
Net realized and unrealized gain (loss)	.08	(1.04)	.21	.11	(.12)	.20

Total from investment operations	.26	(.74)	.49	.37	.13	.42

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.27)	(.19)	(.22)	(.23)	(.26)
Distributions from net realized gain	— [2]	(.06)	—	—	—	—

Total dividends and distributions to shareholders	(.02)	(.33)	(.19)	(.22)	(.23)	(.26)

Net asset value, end of period	$4.73	$4.49	$5.56	$5.26	$5.11	$5.21

Total Return, at Net Asset Value[3]	6.05%	(14.21)%	9.69%	7.49%	2.67%	8.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$681,809	$648,570	$734,611	$606,632	$538,141	$614,915

Average net assets (in thousands)	$639,445	$753,062	$664,668	$564,248	$550,201	$584,878

Ratios to average net assets:[4,5]
Net investment income	6.27%	5.78%	5.34%	5.05%	4.91%	4.50%
Total expenses	0.63%[6]	0.59%[6]	0.59%[6]	0.64%[6]	0.71%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.57%	0.57%	0.63%	0.71%	0.74%

Portfolio turnover rate[7]	70%	86%	76%	93%	98%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Six Months Ended June 30, 2009	0.63%
Year Ended December 31, 2008	0.60%
Year Ended December 31, 2007	0.61%
Year Ended December 31, 2006	0.64%
7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2009	$991,495,048	$918,349,774
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096
Year Ended December 31, 2006	$742,785,501	$749,719,239
Year Ended December 31, 2005	$890,029,144	$873,786,459
Year Ended December 31, 2004	$959,649,113	$973,488,511
See accompanying Notes to Financial Statements.
F47 | OPPENHEIMER STRATEGIC BOND FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$4.56	$5.65	$5.34	$5.19	$5.29	$5.13

Income (loss) from investment operations:
Net investment income[1]	.13	.29	.28	.25	.21	.19
Net realized and unrealized gain (loss)	.13	(1.06)	.22	.11	(.08)	.22

Total from investment operations	.26	(.77)	.50	.36	.13	.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.26)	(.19)	(.21)	(.23)	(.25)
Distributions from net realized gain	— [2]	(.06)	—	—	—	—

Total dividends and distributions to shareholders	(.01)	(.32)	(.19)	(.21)	(.23)	(.25)

Net asset value, end of period	$4.81	$4.56	$5.65	$5.34	$5.19	$5.29

Total Return, at Net Asset Value[3]	5.86%	(14.49)%	9.55%	7.23%	2.48%	8.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,099,090	$2,810,315	$2,876,016	$1,396,188	$658,107	$242,705

Average net assets (in thousands)	$2,844,242	$3,152,967	$2,075,028	$1,016,582	$408,515	$150,040

Ratios to average net assets:[4,5]
Net investment income	6.03%	5.54%	5.08%	4.83%	4.20%	3.82%
Total expenses	0.88%[6]	0.84%[6]	0.84%[6]	0.89%[6]	0.96%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.82%	0.82%	0.88%	0.96%	0.99%

Portfolio turnover rate[7]	70%	86%	76%	93%	98%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Six Months Ended June 30, 2009	0.88%
Year Ended December 31, 2008	0.85%
Year Ended December 31, 2007	0.86%
Year Ended December 31, 2006	0.89%
7.	The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2009	$991,495,048	$918,349,774
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096
Year Ended December 31, 2006	$742,785,501	$749,719,239
Year Ended December 31, 2005	$890,029,144	$873,786,459
Year Ended December 31, 2004	$959,649,113	$973,488,511
See accompanying Notes to Financial Statements.
F48 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Strategic Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
F49 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
F50 | OPPENHEIMER STRATEGIC BOND FUND/VA

As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$121,982,524
Sold securities	2,517,143
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
     At June 30, 2009, the Fund had no outstanding securities sold short.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2009, securities with an aggregate market value of $5,749,592, representing 0.15% of the Fund’s net assets, were in default.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
F51 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “master funds”). Each master fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of master funds’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the master funds.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F52 | OPPENHEIMER STRATEGIC BOND FUND/VA

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $4,149,094, post-October foreign currency losses of $29,563,300, post-October passive foreign investment company losses of $66,312 and straddle losses of $586,197.
     As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $281,915,963 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,194,117,784
Federal tax cost of other investments	591,805,521

Total federal tax cost	$4,785,923,305

Gross unrealized appreciation	$145,014,465
Gross unrealized depreciation	(405,818,129)

Net unrealized depreciation	$(260,803,664)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times
F53 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	14,200,287	$63,157,123	44,736,337	$230,966,547
Dividends and/or distributions reinvested	952,494	3,990,949	8,575,721	45,537,079
Redeemed	(15,335,347)	(67,787,200)	(40,970,673)	(203,163,661)

Net increase (decrease)	(182,566)	$(639,128)	12,341,385	$73,339,965

Service Shares
Sold	43,109,948	$196,077,388	147,318,126	$805,889,322
Dividends and/or distributions reinvested	2,234,190	9,539,991	32,192,234	173,838,064
Redeemed	(17,152,553)	(76,078,492)	(72,462,189)	(362,393,099)

Net increase	28,191,585	$129,538,887	107,048,171	$617,334,287

F54 | OPPENHEIMER STRATEGIC BOND FUND/VA

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, LAF and the master funds for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,120,971,762	$1,008,878,167
U.S. government and government agency obligations	457,985,192	561,524,096
To Be Announced (TBA) mortgage-related securities	991,495,048	918,349,774
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $315,550 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expnses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. This voluntary undertaking may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and the master funds. During the six months ended June 30, 2009, the Manager waived $516,879 for management fees.
F55 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
F56 | OPPENHEIMER STRATEGIC BOND FUND/VA

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $39,737,422 which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $21,662,796 as of June 30, 2009.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
As of June 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $11,996,881. If a contingent feature would have been triggered as of June 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Valuations of derivative instruments as of June 30, 2009 are as follows:

Derivatives not Accounted	Asset Derivatives			Liability Derivatives
for as Hedging Instruments	Statement of Assets			Statement of Assets
under Statement 133(a)	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Swaps, at value	$5,022,310		Swaps, at value	$11,990,767
Equity contracts	Futures margins	902,645	*	Futures margins	205,427	*
Equity contracts	Swaps, at value	901,359		Swaps, at value	4,513,667
Foreign exchange contracts	Investments, at value**	189,499
Foreign exchange contracts	Swaps, at value	495,853		Swaps, at value	2,074,193
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	13,203,275		Unrealized depreciation on foreign currency exchange contracts	5,097,743
Foreign exchange contracts				Options written, at value	271,014
Interest rate contracts	Futures margins	632,246	*	Futures margins	1,627,952	*
Interest rate contracts	Swaps, at value	17,337,961		Swaps, at value	3,536,958

Total		$38,685,148			$29,317,721

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
F57 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivative
	Investments
	from
	unaffiliated	Closing
	companies	and
	(including	expiration	Closing and
Derivatives Not Accounted	premiums	of option	expiration of	Foreign
for as Hedging Instruments	on options	contracts	futures	currency	Swap
under Statement 133(a)	exercised)*	written	contracts	transactions	contracts	Total

Interest rate contracts	$474,893	$—	$(13,344,203)	$—	$7,816,190	$(5,053,120)
Foreign exchange contracts	880,378	682,270	—	(217,351,349)	(5,490,027)	(221,278,728)
Equity contracts	—	—	(5,728,907)	—	5,824,036	95,129
Credit contracts	—	—	—	—	(98,876,890)	(98,876,890)

Total	$1,355,271	$682,270	$(19,073,110)	$(217,351,349)	$(90,726,691)	$(325,113,609)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or Loss Recognized on Derivative
				Translation of
				assets and
				liabilities
Derivatives Not Accounted		Option		denominated
for as Hedging Instruments		contracts	Futures	in foreign	Swap
under Statement 133(a)	Investments*	written	contracts	currencies	contracts	Total

Interest rate contracts	$(759,635)	$—	$(32,515)	$—	$(5,417,671)	$(6,209,821)
Foreign exchange contracts	(135,489)	133,145	—	15,097,887	9,211,694	24,307,237
Equity contracts	—	—	2,874,150	—	(11,820,880)	(8,946,730)
Credit contracts	—	—	—	—	30,950,363	30,950,363

Total	$(895,124)	$133,145	$2,841,635	$15,097,887	$22,923,506	$40,101,049

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to buy specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
F58 | OPPENHEIMER STRATEGIC BOND FUND/VA

     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
F59 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk. Written option activity for the six months ended June 30, 2009 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2008	4,945,000	$78,520	4,945,000	$78,520
Options written	474,205,000	763,942	489,755,000	864,570
Options closed or expired	(456,185,000)	(544,584)	(7,225,000)	(137,686)
Options exercised	(7,225,000)	(137,686)	(456,185,000)	(548,714)

Options outstanding as of June 30, 2009	15,740,000	$160,192	31,290,000	$256,690

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.
F60 | OPPENHEIMER STRATEGIC BOND FUND/VA

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities)
F61 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Swaption Transactions. The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.
     Swaptions are marked to market daily using primarily quotations from counterparties and brokers. Written swaptions are reported on a schedule following the Statement of Investments. Written swaptions are reported as a liability in the Statement of Assets and Liabilities. The difference between the premium received or paid, and market value of the swaption, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
F62 | OPPENHEIMER STRATEGIC BOND FUND/VA

     Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the option, according to the terms of the underlying agreement. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the option expires unexercised. However, when the Fund purchases a swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
     The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.
     As of June 30, 2009, the Fund had no written or purchased swaptions outstanding.
6. Illiquid or Restricted Securities
As of June 30, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of June 30, 2009, the Fund had on loan securities valued at $72,483,005. Collateral of $74,026,020 was received for the loans, of which all was received in cash and subsequently invested in approved instruments.
8. Unfunded Purchase Commitments
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase commitments of $20,260,727 at June 30, 2009. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded purchase loan commitments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments.
As of June 30, 2009, the Fund had unfunded purchase commitments as follows:

	Commitment
	Termination	Unfunded
	Date	Amount

Deutsche Bank AG,
Opic Reforma I Credit Linked Nts.	10/23/13	$9,514,715
F63 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
8. Unfunded Purchase Commitments Continued

		Commitment
	Interest	Termination	Unfunded	Unrealized
	Rate	Date	Amount	Depreciation

Deutsche Bank AG; An unfunded commitment that the Fund receives 0.125% quarterly; and will pay out, upon request, up to 10,746,012 USD to a Peruvian Trust through Deutsche Bank’s Global Note Program. Upon funding requests, the unfunded portion decreases and new structured securities will be created and held by the Fund to maintain a consistent exposure level.	0.50%	9/20/10	$10,746,012	$846,883
9. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
10. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F64 | OPPENHEIMER STRATEGIC BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
7 | OPPENHEIMER STRATEGIC BOND FUND/VA

OPPENHEIMER STRATEGIC BOND FUND/ VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Arthur Steinmetz, Vice President and Portfolio Manager
Krishna Memani, Vice President and Portfolio Manager
Joseph Welsh, Vice President and Portfolio Manager
Caleb Wong, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

©Copyright 2009 OppenheimerFunds, Inc. All Rights reserved.

OPPENHEIMER VALUE FUND/VA
Fund Objective. The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/09

Non-Service Shares	16.23%
Service Shares	11.63
Average Annual Total Returns
For the Periods Ended 6/30/09

			Since
			Inception
	1-Year	5-Year	(1/2/03)

Non-Service Shares	-16.98%	1.27%	5.26%

			Since
			Inception
	1-Year	5-Year	(9/18/06)

Service Shares	-26.71%	N/A	-10.44%
Expense Ratios
For the Fiscal Year Ended 12/31/08

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	1.58%	0.80%
Service Shares	2.23	1.05
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Chevron Corp.	5.0%
Lubrizol Corp. (The)	4.8
Tyco International Ltd.	4.6
Kroger Co. (The)	4.6
Merck & Co., Inc.	4.5
AT&T, Inc.	3.4
PG&E Corp.	3.3
News Corp., Inc., Cl. A	3.3
Navistar International Corp.	3.2
MetLife, Inc.	3.2
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The expense ratios in the table are based on the Fund’s expenses during its fiscal year ended December 31, 2008, but have been restated as if the changes in the transfer agent fee structure and voluntary limits to the Fund’s total annual operating expenses that went into effect May 1, 2009 had been in effect during that entire fiscal year. The net expense ratios take into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
2 | OPPENHEIMER VALUE FUND/VA

Narrative by Mitch Williams and John Damian, Portfolio Managers1
During the six-month reporting period ended June 30, 2009, the Fund’s Non-Service shares returned 16.23%, outpacing the Russell 1000 Value Index (the “Index”), which returned -2.87% over the same period.2 The Fund outperformed the Index in all sectors other than consumer staples and telecommunications services. Outperformance was highest versus the Index in the industrials, financials, health care, information technology, materials and energy sectors. The Fund underperformed primarily in the consumer staples sector.
     In the industrials sector, the Fund outperformed the Index due to successful stock selection and an overweight positioning. The Fund’s sector return outperformed the Index’s sector return substantially. Top performers for the Fund included Goodrich Corp., whose stock continued to hold up well in adverse market conditions. We exited our position and locked in our gains over the period. Tyco International Ltd., one of the Fund’s top five holdings at period end, had solid returns during the reporting period, adding to Fund performance. The largest contributor to Fund performance within the sector was commercial trucking manufacturer Navistar International Corp. The firm’s stock price roared back in the first half of 2009 after a difficult 2008. The stock was up over 100% for the period, signaling some market optimism that there is renewed demand for Navistar’s products and services.
     The Fund outpaced the Index in the financials sector due to successful stock selection. After a dismal 2008 for most financial securities, a number of the Fund’s holdings in this sector had strong performance during the reporting period. Top contributors in this sector included Morgan Stanley, student loan provider SLM Corp., with a total return near 100% for the Fund, Wells Fargo & Co. and MetLife, Inc.
     The Fund outperformed the Index in the health care sector, where it had better relative stock selection. The two top contributors to Fund performance were Schering-Plough Corp. and Wyeth. A similar story here, 2008 was a historically volatile year for pharmaceutical stocks. As market volatility lessened over the first half of 2009, renewed market optimism about the intrinsic value of pharmaceutical companies was reflected in their higher stock prices. With regards to Schering-Plough, we locked in our gains over the period and exited our position.
     The Fund was overweight the information technology sector, which helped given the Fund’s strong stock selection within the sector. The top contributors to Fund performance were Research in Motion Ltd. and QUALCOMM, Inc. Research in Motion, a Canadian-based developer of mobile communications and wireless email products including the BlackBerry smartphone, saw its stock price jump as year-over-year revenue growth and net income jumped in the 1st quarter of 2009 as did sales of BlackBerry devices. We exited our position by period end. QUALCOMM, a leading manufacturer of the CDMA chip-technology that is used in 3G wireless communications, has weathered the economic downturn relatively well and continued to expand on its product line.
     In terms of the materials sector, the Fund’s overweight helped as the Fund’s holdings in the sector performed exceptionally well for the period. The Lubrizol Corp., a top five holding for the Fund at period end, and Mosaic Co. were the two top contributors. We exited our position in Mosaic and locked in our gains for the period. The Fund also outperformed the Index in the energy sector, as a result of better relative stock selection. The energy sector had a choppy reporting period and on a total return basis was basically flat for the Fund. However, the Index’s sector return was -7.15%, which accounted for the Fund’s relative outperformance.

1.	Effective January 1, 2009

2.	The Russell 1000 Value Index is an index of equity securities of large capitalization value companies. The index is unmanaged and cannot be purchased directly by investors and includes reinvestment of income but does not reflect any transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund
3 | OPPENHEIMER VALUE FUND/VA

OPPENHEIMER VALUE FUND/VA
     Within consumer staples, the Fund was overweight the Index, which hurt relative performance and stock selection in this sector was weakest for the Fund. Performance detractors included The Kroger Co. and Molson Coors Brewing Co. Within telecommunication services, an underweight to Sprint Nextel Corp. hurt relative performance as the firm’s stock price returned triple-digits during the reporting period. Within the utilities sector, performance was roughly even with that of the Index. On a total return basis, utilities was one of the weaker performing sectors for the Fund during the period.
     At the end of the reporting period, the Fund was overweight versus the Index in the health care, materials and consumer staples sectors. The Fund was underweight the Index primarily in the energy, telecommunication services, utilities, financials and information technology sectors.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2009	June 30, 2009	June 30, 2009

Non-Service shares	$1,000.00	$1,162.30	$5.43
Service shares	1,000.00	1,116.30	6.95

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,019.79	5.07
Service shares	1,000.00	1,018.25	6.63
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Non-Service shares	1.01%
Service shares	1.32
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER VALUE FUND/VA

THIS PAGE INTENTIONALLY LEFT BLANK.
6 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

	Shares	Value

Common Stocks—98.0%
Consumer Discretionary—8.6%
Media—7.6%
Cablevision Systems Corp.	3,030	$58,812
New York Group, Cl. A
Cinemark Holdings, Inc.	850	9,622
News Corp., Inc., Cl. A	18,642	169,829
Time Warner Cable, Inc.	4,936	156,323

		394,586

Specialty Retail—1.0%
Bed Bath & Beyond, Inc.[1]	1,610	49,508
Consumer Staples—11.3%
Beverages—2.8%
Molson Coors Brewing Co., Cl. B	3,370	142,652
Food & Staples Retailing—7.4%
Kroger Co. (The)	10,720	236,376
Walgreen Co.	5,060	148,764

		385,140

Food Products—1.1%
Campbell Soup Co.	1,980	58,252
Energy—15.8%
Oil, Gas & Consumable Fuels—15.8%
Apache Corp.	1,020	73,593
Chevron Corp.	3,930	260,363
Devon Energy Corp.	1,700	92,650
Exxon Mobil Corp.	1,920	134,227
Marathon Oil Corp.	4,780	144,021
Petroleo Brasileiro SA, Sponsored ADR	2,670	89,071
Valero Energy Corp.	1,570	26,517

		820,442

Financials—19.6%
Capital Markets—3.4%
Goldman Sachs Group, Inc. (The)	850	125,324
Morgan Stanley	1,730	49,322

		174,646

Commercial Banks—2.2%
Wells Fargo & Co.	4,820	116,933
Consumer Finance—1.2%
SLM Corp.[1]	5,890	60,490
Diversified Financial Services—4.0%
Bank of America Corp.	6,630	87,516
JPMorgan Chase & Co.	3,580	122,114

		209,630

Insurance—8.8%
Assurant, Inc.	5,100	122,859
Everest Re Group Ltd.	1,567	112,150
MetLife, Inc.	5,470	164,155
National Financial Partners Corp.	4,940	36,161
Prudential Financial, Inc.	630	23,449

		458,774

Health Care—13.7%
Health Care Equipment & Supplies—3.1%
Covidien plc	4,310	161,366
Health Care Providers & Services—1.4%
Aetna, Inc.	2,850	71,393
Pharmaceuticals—9.2%
Merck & Co., Inc.	8,400	234,864
Pfizer, Inc.	7,130	106,950
Wyeth	3,060	138,893

		480,707

Industrials—9.8%
Air Freight & Logistics—0.9%
United Parcel Service, Inc., Cl. B	980	48,990
Industrial Conglomerates—4.6%
Tyco International Ltd.	9,130	237,197
Machinery—3.2%
Navistar International Corp.[1]	3,793	165,375
Trading Companies & Distributors—1.1%
Aircastle Ltd.	7,860	57,771
Information Technology—3.9%
Communications Equipment—2.0%
Motorola, Inc.	11,700	77,571
QUALCOMM, Inc.	560	25,312

		102,883

Computers & Peripherals—0.5%
Apple, Inc.[1]	200	28,486
Internet Software & Services—1.4%
Google, Inc., Cl. A1	170	71,670
Materials—5.6%
Chemicals—5.6%
Lubrizol Corp. (The)	5,267	249,182
Potash Corp. of Saskatchewan, Inc.	430	40,012

		289,194

Telecommunication Services—3.9%
Diversified Telecommunication Services—3.4%
AT&T, Inc.	7,020	174,377
Wireless Telecommunication Services—0.5%
Sprint Nextel Corp.[1]	5,770	27,754
F1 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Utilities—5.8%
Electric Utilities—2.5%
Exelon Corp.	2,536	$129,869
Multi-Utilities—3.3%
PG&E Corp.	4,470	171,827

Total Common Stocks (Cost $4,962,486)		5,089,912

Investment Companies—8.0%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,4]	22,090	22,090
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[2,3]	396,414	396,414

Total Investment Companies (Cost $418,504)		418,504

Total Investments, at Value (Cost $5,380,990)	106.0%	5,508,416
Liabilities in Excess of Other Assets	(6.0)	(313,865)

Net Assets	100.0%	$5,194,551

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2009.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	June 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	664,973	7,805,189	8,073,748	396,414

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$396,414	$1,141
4.	Interest rate less than 0.0005%.
F2 | OPPENHEIMER VALUE FUND/VA

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

			Level 3 —
		Level 2 —	Significant
	Level 1 —	Other Significant	Unobservable
	Unadjusted Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$444,094	$—	$—	$444,094
Consumer Staples	586,044	—	—	586,044
Energy	820,442	—	—	820,442
Financials	1,020,473	—	—	1,020,473
Health Care	713,466	—	—	713,466
Industrials	509,333	—	—	509,333
Information Technology	203,039	—	—	203,039
Materials	289,194	—	—	289,194
Telecommunication Services	202,131	—	—	202,131
Utilities	301,696	—	—	301,696
Investment Companies	418,504	—	—	418,504

Total Assets	$5,508,416	$—	$—	$5,508,416

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F3 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,984,576)	$5,112,002
Affiliated companies (cost $396,414)	396,414

5,508,416
Receivables and other assets:
Investments sold	119,931
Dividends	8,984
Shares of beneficial interest sold	875
Other	3,335

Total assets	5,641,541

Liabilities
Payables and other liabilities:
Investments purchased	407,697
Shares of beneficial interest redeemed	13,790
Distribution and service plan fees	2,937
Trustees’ compensation	2,317
Shareholder communications	1,919
Transfer and shareholder servicing agent fees	421
Other	17,909

Total liabilities	446,990

Net Assets	$5,194,551

Composition of Net Assets
Par value of shares of beneficial interest	$686
Additional paid-in capital	7,723,816
Accumulated net investment income	35,934
Accumulated net realized loss on investments and foreign currency transactions	(2,693,311)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	127,426

Net Assets	$5,194,551

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $18,974 and 3,270 shares of beneficial interest outstanding)	$5.80
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $5,175,577 and 682,387 shares of beneficial interest outstanding)	$7.58
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $132)	$61,211
Affiliated companies	1,141
Interest	17

Total investment income	62,369

Expenses
Management fees	16,454
Distribution and service plan fees—Service shares	4,110
Transfer and shareholder servicing agent fees:
Non-Service shares	12
Service shares	861
Shareholder communications:
Non-Service shares	13
Service shares	4,568
Legal, auditing and other professional fees	11,718
Trustees’ compensation	3,182
Registration and filing fees	2,030
Custodian fees and expenses	161
Other	880

Total expenses	43,989
Less waivers and reimbursements of expenses	(14,970)

Net expenses	29,019

Net Investment Income	33,350

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(445,019)
Closing and expiration of option contracts written	3,628
Foreign currency transactions	(22,722)

Net realized loss	(464,113)
Net change in unrealized appreciation on:
Investments	964,892
Translation of assets and liabilities denominated in foreign currencies	3,599

Net change in unrealized appreciation	968,491

Net Increase in Net Assets Resulting from Operations	$537,728

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER VALUE FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations
Net investment income	$33,350	$56,053
Net realized loss	(464,113)	(1,927,397)
Net change in unrealized appreciation (depreciation)	968,491	(1,273,014)

Net increase (decrease) in net assets resulting from operations	537,728	(3,144,358)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	—	(2,000)
Service shares	—	(47,216)

	—	(49,216)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	9,860	(1,475,254)
Service shares	(49,181)	1,155,875

	(39,321)	(319,379)

Net Assets
Total increase (decrease)	498,407	(3,512,953)
Beginning of period	4,696,144	8,209,097

End of period (including accumulated net investment income of $35,934 and $2,584, respectively)	$5,194,551	$4,696,144

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2009				Year Ended December 31,
Non-Service Shares	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$4.99	$11.73	$11.58	$11.16	$12.26	$12.90

Income (loss) from investment operations:
Net investment income (loss)[1]	.07	.12	.10	(.03)	.02	(.01)
Net realized and unrealized gain (loss)	.74	(4.44)	.59	1.61	.71	1.82

Total from investment operations	.81	(4.32)	.69	1.58	.73	1.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(2.42)	(.10)	(.01)	(.02)	(.03)
Distributions from net realized gain	—	—	(.44)	(1.15)	(1.81)	(2.42)

Total dividends and/or distributions to shareholders	—	(2.42)	(.54)	(1.16)	(1.83)	(2.45)

Net asset value, end of period	$5.80	$4.99	$11.73	$11.58	$11.16	$12.26

Total Return, at Net Asset Value[2]	16.23%	(36.43)%	5.89%	14.03%	5.88%	14.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19	$6	$1,728	$2,657	$2,562	$2,815

Average net assets (in thousands)	$11	$857	$2,753	$2,695	$2,878	$3,370

Ratios to average net assets:[3]
Net investment income (loss)	2.89%	1.07%	0.80%	(0.29)%	0.15%	(0.08)%
Total expenses	2.15%[4]	1.48%[4]	1.49%[4]	2.14%[4]	1.78%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.25%	1.25%	2.14%	1.78%	1.82%

Portfolio turnover rate	104%	175%	142%	124%	86%	100%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	2.16%
Year Ended December 31, 2008	1.48%
Year Ended December 31, 2007	1.49%
Year Ended December 31, 2006	2.14%
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2009		Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.79	$11.75	$11.57	$11.89

Income (loss) from investment operations:
Net investment income (loss)[2]	.05	.08	.06	(.05)
Net realized and unrealized gain (loss)	.74	(4.97)	.60	.88

Total from investment operations	.79	(4.89)	.66	.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.07)	(.04)	—
Distributions from net realized gain	—	—	(.44)	(1.15)

Total dividends and/or distributions to shareholders	—	(.07)	(.48)	(1.15)

Net asset value, end of period	$7.58	$6.79	$11.75	$11.57

Total Return, at Net Asset Value[3]	11.63%	(41.62)%	5.70%	6.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,176	$4,690	$6,481	$455

Average net assets (in thousands)	$4,416	$5,561	$3,527	$268

Ratios to average net assets:[4]
Net investment income (loss)	1.52%	0.84%	0.49%	(1.30)%
Total expenses[5]	2.00%	2.13%	1.63%	2.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.50%	1.50%	2.88%

Portfolio turnover rate	104%	175%	142%	124%

1.	For the period from September 18, 2006 (inception of offering) to December 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2009	2.01%
Year Ended December 31, 2008	2.13%
Year Ended December 31, 2007	1.63%
Period Ended December 31, 2006	2.89%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Value Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
F9 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F10 | OPPENHEIMER VALUE FUND/VA

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2008, the Fund had available for federal income tax purposes post-October losses of $749,879 and unused capital loss carryforward as follows:

Expiring

2016	$1,303,597
As of June 30, 2009, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $2,517,589 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2009, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,799,675

Gross unrealized appreciation	$79,923
Gross unrealized depreciation	(371,182)

Net unrealized depreciation	$(291,259)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
F11 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,353	$11,508	957	$8,036
Dividends and/or distributions reinvested	—	—	409	2,000
Redeemed	(329)	(1,648)	(147,464)	(1,485,290)

Net increase (decrease)	2,024	$9,860	(146,098)	$(1,475,254)

Service Shares
Sold	115,503	$787,031	461,846	$4,322,028
Dividends and/or distributions reinvested	—	—	7,057	47,216
Redeemed	(123,894)	(836,212)	(329,902)	(3,213,369)

Net increase (decrease)	(8,391)	$(49,181)	139,001	$1,155,875

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$4,601,080	$4,446,184
F12 | OPPENHEIMER VALUE FUND/VA

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund paid $461 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective January 1, 2007, the Manager voluntarily agreed to an expense waiver of any “Total expenses” over 1.25% of average annual net assets for Non-Service shares and 1.50% of average annual net assets for Service shares. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2009, the Manager waived $59 and $14,770 for Non-Service and Service shares, respectively. This voluntary undertaking and may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2009, the Manager waived $141 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
F13 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
F14 | OPPENHEIMER VALUE FUND/VA

The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or Loss Recognized on Derivative

Investments from
Derivatives Not Accounted	unaffiliated companies	Closing and
for as Hedging Instruments	(including premiums	expiration of option
under Statement 133(a)	on options exercised)*	contracts written	Total
Equity contracts	$(110)	$3,628	$3,518

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of June 30, 2009, the Fund had no outstanding forward contracts.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
F15 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional associated risk that there may be an illiquid market where the Fund is unable to close the contract.
Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk. Written option activity for the six months ended June 30, 2009 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2008	—	$—	—	$—
Options written	168	11,721	17	1,895
Options closed or expired	(160)	(10,654)	(17)	(1,895)
Options exercised	(8)	(1,067)	—	—

Options outstanding as of June 30, 2009	—	$—	—	$—

6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 13, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
     During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation
F16 | OPPENHEIMER VALUE FUND/VA

expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
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F18 | OPPENHEIMER VALUE FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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9 | OPPENHEIMER VALUE FUND/VA

OPPENHEIMER VALUE FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
John V. Murphy, Trustee, President and Principal Executive Officer
Mitch Williams, Vice President and Portfolio Manager
John Damian, Vice President and Portfolio Manager
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©Copyright 2009 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and

whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Variable Account Funds

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	08/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	08/11/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	08/11/2009